UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21522

Name of Fund:    BlackRock Dividend Income Trust (BQY) (fka BlackRock S&P Quality Rankings Global Equity Managed Trust)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Dividend Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2013

Date of reporting period: 10/31/2013

Item 1 – Report to Stockholders

OCTOBER 31, 2013

ANNUAL REPORT	BLACKROCK®

„  BlackRock Dividend Income Trust (BQY)

„   BlackRock EcoSolutions Investment Trust (BQR)

„  BlackRock Energy and Resources Trust (BGR)

„  BlackRock Enhanced Capital and Income Fund, Inc. (CII)

„  BlackRock Enhanced Equity Dividend Trust (BDJ)

„  BlackRock Global Opportunities Equity Trust (BOE)

„  BlackRock Health Sciences Trust (BME)

„  BlackRock International Growth and Income Trust (BGY)

„  BlackRock Real Asset Equity Trust (BCF)

„  BlackRock Resources & Commodities Strategy Trust (BCX)

„  BlackRock Utility and Infrastructure Trust (BUI)

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Section 19(a) Notices

BlackRock Dividend Income Trust’s (BQY), BlackRock EcoSolutions Investment Trust’s (BQR), BlackRock Energy and Resources Trust’s (BGR), BlackRock Enhanced Capital and Income Fund, Inc.’s (CII), BlackRock Enhanced Equity Dividend Trust’s (BDJ), BlackRock Global Opportunities Equity Trust’s (BOE), BlackRock Health Sciences Trust’s (BME), BlackRock International Growth and Income Trust’s (BGY), BlackRock Real Asset Equity Trust’s (BCF), BlackRock Resources & Commodities Strategy Trust’s (BCX) and BlackRock Utility and Infrastructure Trust’s (BUI) (each, a “Trust” and collectively, the “Trusts”), reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the year and may be subject to changes based on the tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

October 31, 2013

	Total Cumulative Distributions for the Fiscal Year					% Breakdown of the Total Cumulative Distributions for the Fiscal Year
	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BQY	$0.258759	$0.169464	$0.511777	—	$0.940000	28%	18%	54%	0%	100%
BQR*	$0.092232	—	—	$0.624768	$0.717000	13%	0%	0%	87%	100%
BGR	$0.138553	$1.077085	$0.404362	—	$1.620000	9%	66%	25%	0%	100%
CII*	$0.303164	—	—	$0.896836	$1.200000	25%	0%	0%	75%	100%
BDJ*	$0.169986	—	—	$0.390014	$0.560000	30%	0%	0%	70%	100%
BOE*	$0.114145	—	—	$1.132455	$1.246600	9%	0%	0%	91%	100%
BME	$0.135759	$1.693346	$0.558395	—	$2.387500	6%	71%	23%	0%	100%
BGY*	$0.123834	—	—	$0.547566	$0.671400	18%	0%	0%	82%	100%
BCF*	$0.103393	—	—	$0.782607	$0.886000	12%	0%	0%	88%	100%
BCX*	$0.226657	—	—	$0.933343	$1.160000	20%	0%	0%	80%	100%
BUI*	$0.495558	$0.007714	$0.346901	$0.599827	$1.450000	34%	1%	24%	41%	100%

*	Certain Trusts estimate they have distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’

Section 19(a) notices for each Trust, as applicable, are available on the BlackRock website http://www.blackrock.com.

Section 19(b) Disclosure

The Trusts, acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees/Directors (the “Board”), each have adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a quarterly basis:

Exchange Symbol	Amount Per Common Share
BQY	$0.230000
BQR	$0.179250
BGR	$0.405000
CII	$0.300000
BDJ	$0.140000
BOE	$0.311650
BME	$0.384375
BGY	$0.167850
BCF	$0.221500
BCX	$0.290000
BUI	$0.362500

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a quarterly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Trusts to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate a Trust’s Plan without prior notice if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to each Trust’s prospectus for a more complete description of its risks.

2	ANNUAL REPORT	OCTOBER 31, 2013

ANNUAL REPORT	OCTOBER 31, 2013	3

Dear Shareholder

Financial markets were volatile as 2012 drew to a close, with investors growing increasingly concerned over the possible implementation of pre-mandated tax increases and spending cuts known as the “fiscal cliff.” However, a last-minute tax deal averted the potential crisis and allowed markets to get off to a strong start in 2013. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies, coupled with the absence of negative headlines from Europe, fostered an aura of comfort for investors. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices fall when yields rise.)

Global economic momentum slowed in February, however, and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as America showed greater stability compared to most other regions. Slow, but positive, growth was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would keep its asset purchase program intact and interest rates low. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a severe banking crisis in Cyprus and a generally poor outlook for European economies, many of which were mired in recession. Emerging markets significantly lagged the rest of the world as growth in these economies, particularly in China and Brazil, fell short of expectations.

In May, the Fed Chairman commented on the possibility of beginning to gradually reduce – or “taper” — the central bank’s asset purchase program before the end of 2013. Investors around the world retreated from higher risk assets in response. Markets rebounded in late June when the tone of the US central bank turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through July.

Markets slumped again in August as investors became wary of looming macro risks. Mixed economic data stirred worries about global growth and uncertainty about when and how much the Fed would scale back on stimulus. Also weighing on investors’ minds was the escalation of the revolution in Egypt and the civil war in Syria, both of which fueled higher oil prices, an additional headwind for global economic growth.

September was surprisingly positive for investors, thanks to the easing of several key risks. Most important, the Fed defied market expectations with its decision to delay tapering. Additionally, the more hawkish candidate to become the next Fed Chairman, Larry Summers, withdrew from the race. On the geopolitical front, turmoil in Egypt and Syria subsided. In Europe, the re-election of Angela Merkel as Chancellor of Germany was welcomed as a continuation of the status quo. High levels of volatility returned in late September when the Treasury Department warned that the US national debt would breach its statutory maximum soon after Oct. 17. Political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October, but the rally quickly resumed with a last-minute compromise to reopen the government and extend the debt ceiling until early 2014.

Though periods of heightened uncertainty drove high levels of market volatility over the past year, riskier asset classes generally outperformed lower-risk investments. Developed market equities generated the highest returns for the 6-and 12-month periods ended Oct. 31, with particular strength coming from US small-cap stocks. Emerging markets posted smaller, albeit positive returns after struggling with slowing growth and weakening currencies in the first half of 2013. Rising interest rates resulted in poor performance for US Treasury bonds and other higher-quality sectors such as tax-exempt municipals and investment grade corporate bonds. High yield bonds, on the other hand, moved higher as income-oriented investors sought meaningful returns in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Though periods of heightened uncertainty drove high levels of market volatility over the past year, riskier asset classes generally outperformed lower-risk investments.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	11.14%	27.18%
US small cap equities (Russell 2000® Index)	16.90	36.28
International equities (MSCI Europe, Australasia, Far East Index)	8.53	26.88
Emerging market equities (MSCI Emerging Markets Index)	1.18	6.53
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.03	0.09
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(6.07)	(4.64)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.97)	(1.08)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(3.63)	(1.69)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.50	8.86

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	THIS PAGE NOT PART OF YOUR TRUST REPORT

The Benefits and Risks of Option Over-Writing

In general, the goal of each of the Trusts is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trusts seek to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to enhance distribution yield and total return performance. However, these objectives cannot be achieved in all market conditions.

The Trusts primarily write single stock covered call options, and may also from time to time write single stock put options. When writing (selling) a covered call option, the Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Trusts receive cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Trusts. During the option term, the counterparty will elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust will be obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received will increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Trusts will realize gains equal to the premiums received.

Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by the Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty will result in a sale below the current market value and will result in a gain or loss being realized by the Trust; and writing covered call options limits the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.

Each Trust employs a plan to support a level distribution of income, capital gains and/or return of capital. The goal of the plan is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of the Trusts. Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference will reduce the Trust’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment. In order to make these distributions, a Trust may have to sell portfolio securities at less than opportune times.

The final tax characterization of distributions is determined after the fiscal year and is reported in the Trust’s annual report to shareholders. Distributions will be characterized as ordinary income, capital gains and/or return of capital. The Trust’s taxable net investment income or net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital. Distributions that exceed a Trust’s taxable income but do not exceed the Trust’s current and accumulated earnings and profits, may be classified as ordinary income which are taxable to shareholders.

A return of capital distribution does not necessarily reflect a Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’ A return of capital is a return of a portion of an investor’s original investment. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for income tax purposes when the final determination of the source and character of the distributions is made.

To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option will expire and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.

Each Trust intends to write covered call options to varying degrees depending upon market conditions. Please refer to each Trust’s Schedule of Investments and the Notes to Financial Statements for details of written options.

ANNUAL REPORT	OCTOBER 31, 2013	5

Trust Summary as of October 31, 2013	BlackRock Dividend Income Trust

Trust Overview

BlackRock Dividend Income Trust’s (BQY) (the “Trust”) investment objective is to provide total return through a combination of current income and capital appreciation. The Trust seeks to achieve its investment objective by investing primarily in equity securities of issuers that pay above-average dividends and have the potential for capital appreciation. The Trust invests, under normal market conditions, at least 80% of its assets in equity securities that pay dividends. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

The Board approved a change to the Trust’s non-fundamental investment policies on June 4, 2013. Please refer to page 150 in the Additional Information section. In addition, on July 30, 2013, the Board approved a change to the Trust’s name from “BlackRock S&P Quality Rankings Global Equity Managed Trust” to “BlackRock Dividend Income Trust.” The name change became effective on August 13, 2013.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12-month period ended October 31, 2013, the Trust returned 12.18% based on market price and 15.50% based on NAV. For the same period, the MSCI World Value Index returned 27.26%. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The Trust underperformed the benchmark index due to its option overwrite strategy, which is utilized to generate income. During the period, the option overwrite limited the Trust’s ability to capture price appreciation on its underlying portfolio holdings in the strong equity market while the benchmark index has no option component. Also detracting from the Trust’s performance was a combination of stock selection and a substantial underweight in the financials sector. Security selection within consumer staples, information technology (“IT”) and consumer discretionary hurt returns as the Trust held a bias toward higher-quality stocks, which did not perform as well as the broader equity market. Security selection within industrials and health care detracted from performance as well. At a broad level, while the Trust’s sector allocations contributed positively to results for the period, security selection hurt relative performance due to owning higher-capitalized, stronger companies which tended to lag their lower-quality counterparts during the period.

•

Contributing positively to relative performance was the Trust’s underweight position in the energy sector and a combination of an underweight and strong stock selection in the materials sector. Overweight allocations to IT, consumer discretionary and industrials also had a positive impact on returns for the period.

Describe recent portfolio activity.

•

During the 12-month period, portfolio turnover ultimately remained very low. However, the Trust removed some of its Canadian bank holdings and reduced some of its materials and industrials positions given the prospect of slowing growth in emerging markets, where many of these companies have higher degrees of exposure. The Trust added to other, more attractively valued companies within the consumer discretionary, consumer staples, utilities and health care sectors given a more positive outlook for these stocks in the global economic environment.

Describe Trust positioning at period end.

•

The investment advisor continues to maintain the view that dividend income is essential for total return, and that the prospect for dividend growth among U.S. multinational companies presents a unique investment opportunity in today’s marketplace.

•

As of period end, the Trust was positioned to perform well in a wide range of economic scenarios. The Trust’s holdings emphasized companies that carry a diverse group of assets, have extensive customer bases among both retail and institutional clients, and lower sensitivity to broad changes in macroeconomic variables. By taking less factor-specific risk, the Trust typically maintains a lower volatility than the market, but remains able to capture upside as equity markets and the broader economy gain momentum. Owning companies that can participate in all parts of the economic cycle helps prepare the Trust for less certain times. The Trust continued to search for brand leadership and industry dominance in its investments with a preference for companies with the number one or number two products on the shelf in terms of market share. The Trust was also positioned to benefit from a shift in market leadership from lower-capitalized stocks to larger-capitalized stocks, while continuing to emphasize growth of income, relative protection and long-term total return as the core of its investment process. Overall, the Trust remained well-insulated, but poised to participate should markets continue to experience gains.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	OCTOBER 31, 2013

BlackRock Dividend Income Trust

Trust Information

Symbol on New York Stock Exchange (“NYSE”) MKT	BQY
Initial Offering Date	May 28, 2004
Current Distribution Rate on Closing Market Price as of October 31, 2013 ($12.84)[1]	7.17%
Current Quarterly Distribution per Common Share[2]	$0.23
Current Annualized Distribution per Common Share[2]	$0.92

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a tax return of capital. See the financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	10/31/13	10/31/12	Change	High	Low
Market Price	$12.84	$12.34	4.05%	$13.27	$11.04
Net Asset Value	$14.42	$13.46	7.13%	$14.51	$12.73

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Ten Largest Holdings	10/31/13
Exxon Mobil Corp.	3%
AT&T Inc.	3
Chevron Corp.	2
Bristol-Myers Squibb Co.	2
The Walt Disney Co.	2
Emerson Electric Co.	2
General Mills, Inc.	2
Total SA - ADR	2
Pfizer, Inc.	2
Altria Group, Inc.	2

Sector Allocation	10/31/13	10/31/12
Financials	20%	20%
Consumer Staples	14	11
Industrials	12	11
Health Care	11	10
Energy	11	12
Consumer Discretionary	8	7
Utilities	7	9
Information Technology	7	8
Telecommunication Services	6	8
Materials	4	4

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

ANNUAL REPORT	OCTOBER 31, 2013	7

Trust Summary as of October 31, 2013	BlackRock EcoSolutions Investment Trust

Trust Overview

BlackRock EcoSolutions Investment Trust’s (BQR) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities issued by companies that are engaged in one or more of New Energy (e.g., products, technologies and services connected to the efficient use of energy or the provision or manufacture of alternative forms of energy), Water Resources and Agriculture business segments. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12-month period ended October 31, 2013, the Trust returned (0.34)% based on market price and 9.08% based on NAV. For the same period, the closed-end Lipper Utility Funds category posted an average return of 10.94% based on market price and 16.90% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The Trust’s exposure to certain water utilities drove positive returns for the period, with strong performance from Aqua America, Inc., American States Water Co. and Severn Trent Plc. Exposure to industrial machinery stocks also had a positive impact on results as the Trust’s positions in Pentair Ltd. and Xylem, Inc. performed particularly well. The Trust benefited from holding companies with exposure to alternative fuels such as Archer-Daniels Midland Co. and Novozymes A/S as these stocks added significantly to returns for the period. Gains from the Trust’s option writing strategy had a positive impact on performance for the period.

•

Detracting from performance were the Trust’s holdings of fertilizer and diversified chemicals names including Potash Corp. of Saskatchewan, Inc., Agrium, Inc. and K+S AG. The stocks declined on the back of weakness in the potash industry (a fertilizer product) partly driven by the news that the major Russian potash producer Uralkali plans to exit the Belorussian Potash Co. (i.e., the “BPC,” one of the key marketing groups for the commodity), which may potentially result in increased competition and have an impact on potash prices. Certain water utility positions detracted from performance including Manila Water Co., Inc., Sabesp and Cia de Saneamento de Minas Gerais — COPASA. Sabesp and Cia de Saneamento de Minas Gerais — COPASA, both Brazilian water utilities, have underperformed given the potential negative impact that recent political issues in Brazil may have on near-term earnings growth and cash flow. In addition, the Trust held an elevated cash balance as a means of defensive positioning given near-term uncertainty about the market outlook. The Trust’s cash position had a modestly negative impact on performance as equities generally advanced.

Describe recent portfolio activity.

•

During the 12-month period, the Trust added a position in Tyson Foods, Inc. and exited a position in CNH Global NV within agriculture. In new energy, the Trust initiated positions in TransCanada Corp. and Chicago Bridge & Iron Co. NV and sold American Superconductor Corp. There were no significant positioning changes in the water space given the long-term nature of the investment advisor’s outlook for this segment.

Describe portfolio positioning at period end.

•

As of period end, the Trust continued to hold large allocations to both the water and agriculture segments and less emphasis on new energy, which is reflective of the relative outlooks and valuations for each of these segments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	OCTOBER 31, 2013

BlackRock EcoSolutions Investment Trust

Trust Information
Symbol on NYSE	BQR
Initial Offering Date	September 28, 2007
Current Distribution Rate on Closing Market Price as of October 31, 2013 ($7.93)[1]	9.04%
Current Quarterly Distribution per Common Share[2]	$0.17925
Current Annualized Distribution per Common Share[2]	$0.71700

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a tax return of capital. See the financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary
	10/31/13	10/31/12	Change	High	Low
Market Price	$7.93	$8.66	(8.43)%	$9.48	$7.59
Net Asset Value	$9.16	$9.14	0.22%	$9.78	$8.65

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Ten Largest Holdings	10/31/13
Monsanto Co.	4%
Severn Trent PLC	3
Manila Water Co., Inc.	3
Syngenta AG	3
Aqua America, Inc.	3
Sao Martinho SA	3
Bunge Ltd.	3
Inversiones Aguas Metropolitanas SA	3
Agrium, Inc.	2
BrasilAgro - Co. Brasileira de Propriedades Agricolas	2

Industry Allocation	10/31/13	10/31/12
Water Utilities	26%	25%
Chemicals	20	22
Food Products	13	14
Machinery	12	12
Electric Utilities	4	4
Electrical Equipment	4	3
Other[3]	21	20

[3]

Other includes a 3% holding or less in each of the following industries; Oil, Gas & Consumable Fuels, Real Estate Investment Trusts (REITs), Multi-Utilities, Commercial Services & Supplies, Construction & Engineering, Electronic Equipment, Instruments & Components, Biotechnology, Auto Components, Independent Power Producers & Energy Traders, Semiconductors & Semiconductor Equipment, Road & Rail, Real Estate Management & Development, Building Products, Paper & Forest Products and Metals & Mining.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

ANNUAL REPORT	OCTOBER 31, 2013	9

Trust Summary as of October 31, 2013	BlackRock Energy and Resources Trust

Trust Overview

BlackRock Energy and Resources Trust’s (BGR) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12-month period ended October 31, 2013, the Trust returned 17.70% based on market price and 23.68% based on NAV. For the same period, the closed-end Lipper Natural Resources Funds category posted an average return of 9.25% based on market price and 14.45% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Exposure to oil & gas exploration & production companies, the Trust’s largest industry allocation, was the primary driver of positive returns for the period. The strong performance of this industry was supported by a series of promising results from drilling in the Utica and Marcellus shale regions as well as the Permian basin. Holdings in U.S.-based companies Gulfport Energy Corp., Pioneer Natural Resources Co. and EQT Corp. were among the Trust’s strongest individual performers. Gains from the Trust’s option writing strategy had a positive impact on performance for the period.

•	Detracting from performance was the Trust’s exposure to precious metal equities. Gold and silver were subjected to heavy selling pressure in

2013 as market participants anticipated a reduction in monetary stimulus from the Federal Reserve. Particularly poor performers amid falling metal prices were the Trust’s positions in Silver Wheaton Corp., a silver streaming company, and Goldcorp, Inc., a major gold producer. Also detracting from results was the Trust’s holding in exploration & production company Energy XXI (Bermuda) Ltd., which encountered operational challenges relating to its deep-water activity in the Gulf of Mexico. The Trust sold this position during the period.

Describe recent portfolio activity.

•

During the 12-month period, the Trust reduced exposure to companies involved in the production of non-energy related products, most notably metal and mining shares, in order to maintain a focus on traditional energy companies. The overall number of holdings in the Trust decreased during the period, resulting in fewer, higher-conviction positions.

Describe portfolio positioning at period end.

•	As of period end, the Trust’s positioning reflected a preference for energy exploration and production companies and integrated oil & gas names, with smaller exposure to oil services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	OCTOBER 31, 2013

BlackRock Energy and Resources Trust

Trust Information
Symbol on NYSE	BGR
Initial Offering Date	December 29, 2004
Current Distribution Rate on Closing Market Price as of October 31, 2013 ($26.82)[1]	6.04%
Current Quarterly Distribution per Common Share[2]	$0.405
Current Annualized Distribution per Common Share[2]	$1.620

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a tax return of capital. See financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary
	10/31/13	10/31/12	Change	High	Low
Market Price	$26.82	$24.28	10.46%	$27.07	$21.78
Net Asset Value	$30.12	$25.95	16.07%	$30.58	$24.64

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Ten Largest Holdings	10/31/13
Chevron Corp.	9%
Exxon Mobil Corp.	8
Noble Energy, Inc.	6
Schlumberger Ltd.	6
ConocoPhillips	5
Anadarko Petroleum Corp.	5
Hess Corp.	5
Halliburton Co.	4
Whiting Petroleum Corp.	4
EOG Resources, Inc.	4

Industry Allocation	10/31/13	10/31/12
Oil, Gas & Consumable Fuels	83%	78%
Energy Equipment & Services	17	16
Metals & Mining	—	6

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

ANNUAL REPORT	OCTOBER 31, 2013	11

Trust Summary as of October 31, 2013	BlackRock Enhanced Capital and Income Fund, Inc.

Trust Overview

BlackRock Enhanced Capital and Income Fund, Inc.’s (CII) (the “Trust”) investment objective is to provide investors with a combination of current income and capital appreciation. The Trust seeks to achieve its investment objective by investing in a portfolio of equity and debt securities of US and foreign issuers. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12-month period ended October 31, 2013, the Trust returned 14.11% based on market price and 18.97% based on NAV. For the same period, the benchmark S&P 500® Value Index returned 28.36%. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The Trust underperformed the benchmark index due to its option overwrite strategy, which is utilized to generate income. During the period, the option overwrite limited the Trust’s ability to capture price appreciation on its underlying portfolio holdings in the strong equity market while the benchmark index has no option component. Additionally, stock selection hurt results in several sectors including financials, energy and health care. Specifically, within financials, an underweight to money center banks proved costly as this segment continued to recover. Also having a negative impact was exposure to real estate investment trust Annaly Capital Management, Inc., which came under pressure as rising interest rates pressured the book value of the company’s underlying holdings.

•

Conversely, favorable sector positioning aided relative returns. Relative to the S&P 500® Value Index, the Trust’s underweight in utilities proved beneficial as the sector lagged the broader equity rally during the period.

Overweight allocations to information technology (“IT”) and health care, leading sectors in the market rally, also had a positive impact on performance. Additionally, several of the Trust’s high-conviction holdings drove positive results, including Google, Inc., which continued to deliver strong growth with no signs of slowing down, as well as Sciences Applications International Corp. and American International Group, Inc., each of which moved higher on investors’ reactions to their shareholder-friendly business restructuring.

Describe recent portfolio activity.

•

Sector weightings in the Trust are generally a result of individual stock selection. Within that context, the Trust nearly doubled its weighting in IT while nearly eliminating exposure to utilities during the 12-month period. While other sector weightings were relatively unchanged, a number of the stocks held in the Trust were sold and replaced with new positions. Overall, the number of securities held by the Trust decreased, resulting in greater weightings of the Trust’s high-conviction positions.

Describe portfolio positioning at period end.

•

Relative to the S&P 500® Value Index, the Trust ended the period overweight within IT, along with modest overweights in consumer discretionary, health care, materials and telecommunication services. In contrast, the Trust was dramatically underweight in utilities, industrials and financials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	ANNUAL REPORT	OCTOBER 31, 2013

BlackRock Enhanced Capital and Income Fund, Inc.

Trust Information
Symbol on NYSE	CII
Initial Offering Date	April 30, 2004
Current Distribution Rate on Closing Market Price as of October 31, 2013 ($13.52)[1]	8.88%
Current Quarterly Distribution per Common Share[2]	$0.30
Current Annualized Distribution per Common Share[2]	$1.20

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a tax return of capital. See financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary
	10/31/13	10/31/12	Change	High	Low
Market Price	$13.52	$12.99	4.08%	$13.57	$11.80
Net Asset Value	$15.31	$14.11	8.50%	$15.31	$13.62

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Ten Largest Holdings	10/31/13
Google, Inc., Class A	6%
American International Group, Inc.	6
Japan Airlines Co. Ltd.	5
Vodafone Group PLC - ADR	5
CF Industries Holdings, Inc.	4
Suncor Energy, Inc.	4
Pfizer, Inc.	4
UnitedHealth Group, Inc.	3
Apple, Inc.	3
JPMorgan Chase & Co.	3

Sector Allocation	10/31/13	10/31/12
Information Technology	20%	12%
Financials	18	22
Health Care	14	12
Energy	13	11
Consumer Discretionary	11	8
Industrials	7	10
Consumer Staples	6	8
Telecommunication Services	6	8
Materials	5	4
Utilities	—	5

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

ANNUAL REPORT	OCTOBER 31, 2013	13

Trust Summary as of October 31, 2013	BlackRock Enhanced Equity Dividend Trust

Trust Overview

BlackRock Enhanced Equity Dividend Trust’s (BDJ) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing in common stocks that pay dividends and have the potential for capital appreciation and by utilizing an option writing (selling) strategy to enhance distributions paid to the Trust’s shareholders. The Trust invests, under normal market conditions, at least 80% of its total assets in dividend paying equities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12-month period ended October 31, 2013, the Trust returned 12.09% based on market price and 15.11% based on NAV. For the same period, the Russell 1000® Value Index returned 28.29%. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The Trust underperformed the benchmark index due to its option overwrite strategy, which is utilized to generate income. During the period, the option overwrite limited the Trust’s ability to capture price appreciation on its underlying portfolio holdings in the strong equity market while the benchmark index has no option component. Also detracting from the Trust’s performance was a combination of an underweight position and stock selection within the financials sector. Stock selection within industrials and consumer discretionary had a negative impact on results as well. An underweight and stock selection in information technology (“IT”) hindered returns, as did an overweight and selection in consumer staples. Thematically, underweight positions at the individual stock level accounted for the majority of relative underperformance during the period. In many cases, the Trust was hurt by not owning lower-capitalized, lower-quality stocks represented in the benchmark index.

•

Contributing positively to relative performance was the Trust’s underweight to the energy sector, specifically with respect to the oil, gas & consumable fuels industry. An overweight in the consumer discretionary sector, which was a strong performer during the period, also had a positive impact on results. An overweight position in industrials, particularly within the aerospace & defense industry, added substantially to relative returns during the period.

Describe recent portfolio activity.

•	During the 12-month period, portfolio turnover ultimately remained very low. However, some changes were made in financials, where the Trust removed some of its Canadian bank holdings and added to other, more attractive industries within the sector, including regional banks and insurance companies. These changes resulted in an increased weighting in financials. Also during the period, the Trust exited some of its positions within materials and industrials given the prospect of slowing growth in emerging markets, where many of these companies have exposure. Lastly, the Trust exited positions in various utilities holdings during the period due to higher than normal valuations and uncertainty around future plans for some of the companies.

Describe portfolio positioning at period end.

•

The investment advisor continues to maintain the view that dividend income is essential for total return, and that the prospect for dividend growth among U.S. multinational companies presents a unique investment opportunity in today’s marketplace.

•

As of period end, the Trust was positioned to perform well in a wide range of economic scenarios. The Trust’s holdings emphasized companies that carry a diverse group of assets, have extensive customer bases among both retail and institutional clients, and lower sensitivity to broad changes in macroeconomic variables. By taking less factor-specific risk, the Trust typically maintains a lower volatility than the market, but remains able to capture upside as equity markets and the broader economy gain momentum. Owning companies that can participate in all parts of the economic cycle helps prepare the Trust for less certain times. The Trust continued to search for brand leadership and industry dominance in its investments with a preference for companies with the number one or number two products on the shelf in terms of market share. The Trust was also positioned to benefit from a shift in market leadership from lower-capitalized stocks to larger-capitalized stocks, while continuing to emphasize growth of income, relative protection and long-term total return as the core of its investment process. Overall, the Trust remained well-insulated, but poised to participate should markets continue to experience gains.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	ANNUAL REPORT	OCTOBER 31, 2013

BlackRock Enhanced Equity Dividend Trust

Trust Information
Symbol on NYSE	BDJ
Initial Offering Date	August 31, 2005
Current Distribution Rate on Closing Market Price as of October 31, 2013 ($7.72)[1]	7.25%
Current Quarterly Distribution per Common Share[2]	$0.14
Current Annualized Distribution per Common Share[2]	$0.56

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a tax return of capital. See financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary
	10/31/13	10/31/12	Change	High	Low
Market Price	$7.72	$7.41	4.18%	$8.02	$6.87
Net Asset Value	$8.88	$8.30	6.99%	$8.93	$8.03

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Ten Largest Holdings	10/31/13
Chevron Corp.	3%
Wells Fargo & Co.	3
JPMorgan Chase & Co.	3
General Electric Co.	3
Comcast Corp., Special Class A	3
Pfizer, Inc.	3
The Home Depot, Inc.	2
Exxon Mobil Corp.	2
Verizon Communications, Inc.	2
Merck & Co., Inc.	2

Sector Allocation	10/31/13	10/31/12
Financials	21%	18%
Energy	14	12
Industrials	13	15
Consumer Staples	12	13
Consumer Discretionary	9	11
Health Care	9	7
Materials	7	5
Utilities	6	10
Information Technology	5	3
Telecommunication Services	4	6

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

ANNUAL REPORT	OCTOBER 31, 2013	15

Trust Summary as of October 31, 2013	BlackRock Global Opportunities Equity Trust

Trust Overview

BlackRock Global Opportunities Equity Trust’s (BOE) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies located in countries throughout the world and utilizing an option writing (selling) strategy to enhance current gains. The Trust invests, under normal market conditions, at least 80% of its assets in equity securities or options on equity securities or indices or sectors of equity securities. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12-month period ended October 31, 2013, the Trust returned 21.99% based on market price and 21.93% based on NAV. For the same period, the MSCI All Country World Index posted a return of 23.29%. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The Trust’s allocation to cash during a period of strong, rising equity markets was the largest detractor from performance relative to the benchmark index, which has no cash component. From a sector perspective, positioning within consumer discretionary hindered results as weaker-than-expected store traffic and an increasingly competitive promotional environment impacted some of the Trust’s holdings in apparel retail.

•

Contributing positively to the Trust’s performance was favorable stock selection across nine of the ten sectors in the benchmark index, most notably within information technology (“IT”), industrials and consumer staples. In IT, a position in Facebook, Inc. drove positive results as the stock moved higher due to increased monetization of its mobile platform. Within industrials, positioning in companies such as Hino Motors benefited from Japan’s aggressive reflationary policies. Notable contributors in consumer staples included The Hain Celestial Group, Inc., which benefited from increased demand for organic and natural food products, and Smithfield Foods, as the company was acquired for a premium by Shuagnhui International Holdings (which is not owned by the Trust). Gains from the Trust’s option writing strategy had a positive impact on performance for the period.

Describe recent portfolio activity.

•

During the 12-month period, the Trust reduced exposure to defensive-oriented areas such as utilities and consumer staples due to concerns about the potential negative impact of rising interest rates on these sectors. These reductions funded increased allocations to the industrials and consumer discretionary sectors, adding particularly to holdings deemed likely to benefit from a recovery in European economic growth. On a regional basis, the Trust reduced exposure to emerging markets and added to developed Europe.

Describe portfolio positioning at period end.

•

At period end, the Trust’s positioning reflected a positive outlook for the world economy. The Trust’s regional positioning was consistent with the view that Europe and Japan look the most attractive given their improving growth dynamics in addition to the recent outperformance of developed versus emerging markets. However, the Trust continued to explore and identify emerging market opportunities, albeit on tactical basis given the ongoing structural challenges faced by many of these countries.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	ANNUAL REPORT	OCTOBER 31, 2013

BlackRock Global Opportunities Equity Trust

Trust Information
Symbol on NYSE	BOE
Initial Offering Date	May 31, 2005
Current Distribution Rate on Closing Market Price as of October 31, 2013 ($14.74)[1]	8.46%
Current Quarterly Distribution per Common Share[2]	$0.31165
Current Annualized Distribution per Common Share[2]	$1.24660

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a tax return of capital. See financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary
	10/31/13	10/31/12	Change	High	Low
Market Price	$14.74	$13.24	11.33%	$14.83	$11.92
Net Asset Value	$16.68	$14.99	11.27%	$16.89	$14.27

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Ten Largest Holdings	10/31/13
Google, Inc., Class A	3%
Apple, Inc.	2
Roche Holding AG	2
Anheuser-Busch InBev NV	2
Novartis AG	1
Roper Industries, Inc.	1
Facebook, Inc., Class A	1
NH Hoteles SA	1
Svenska Cellulosa AB, B Shares	1
Daimler AG	1

Geographic Allocation	10/31/13	10/31/12
United States	44%	47%
United Kingdom	10	12
France	8	4
Japan	8	3
Switzerland	5	2
Other[3]	25	32

[3]

Other includes a 5% holding or less in each of the following countries; Spain, Sweden, Hong Kong, Germany, Belgium, Russia, Italy, China, Ireland, Indonesia, Mexico, Australia, Norway, Netherlands, Brazil, Thailand, New Zealand, South Korea, Taiwan, Singapore, India, Cayman Islands, Bermuda, Canada and Argentina.

ANNUAL REPORT	OCTOBER 31, 2013	17

Trust Summary as of October 31, 2013	BlackRock Health Sciences Trust

Trust Overview

BlackRock Health Sciences Trust’s (BME) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12-month period ended October 31, 2013, the Trust returned 30.38% based on market price and 33.37% based on NAV. For the same period, the Russell 3000® Healthcare Index returned 36.06%. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

As the Trust and the benchmark index generated strong positive returns for the period, there were few detractors from relative performance. The Trust’s positioning with the health care providers & services industry hindered results due to an underweight allocation to managed health care companies and stock selection within health care services. The Trust’s option writing strategy had a negative impact on performance for the period.

•

The key contributor to the Trust’s positive relative performance was an overweight allocation and strong stock selection in the biotechnology industry. Several biotechnology holdings generated particularly strong returns driven primarily by clinical developments such as favorable drug trial results, regulatory approvals and the swift adoption of new products in the market place. The Trust also benefited from stock selection within pharmaceuticals, where an underweight to poor-performing

Merck & Co, Inc. aided results, as did overweight positions in strong performers including Roche Holding AG, Valeant Pharmaceuticals International, Inc. and Shire PLC. Stock selection within the health care equipment & supplies industry contributed positively as well.

Describe recent portfolio activity.

•

During the 12-month period, the Trust increased its overweight to biotechnology, while reducing its overweight to the health care providers & services industry with a focus on minimizing holdings with greater exposure to potential policy developments such as federal government budget reductions and subsequent health care reimbursement cuts. The Trust’s exposures to the pharmaceuticals and health care equipment & supplies industries remained generally unchanged over the period.

Describe portfolio positioning at period end.

•

As of period end, the Trust continued to maintain a focus on innovative companies that seek to satisfy an unmet health care need or enhance current products or services. As a result, the Trust’s largest industry allocations continued to be pharmaceuticals and biotechnology. While policy uncertainty has diminished with the expected implementation of Health Care Reform, changes are still taking place due to austerity measures unfolding globally. As such, the Trust remained underweight in companies that would be at risk if government reimbursements were reduced. However, the new legislation is expected to benefit health care companies generally by creating increased consumer demand.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	ANNUAL REPORT	OCTOBER 31, 2013

BlackRock Health Sciences Trust

Trust Information
Symbol on NYSE	BME
Initial Offering Date	March 31, 2005
Current Distribution Rate on Closing Market Price as of October 31, 2013 ($33.56)[1]	4.58%
Current Quarterly Distribution per Common Share[2]	$0.384375
Current Annualized Distribution per Common Share[2]	$1.537500

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a tax return of capital. See financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]

The quarterly distribution per common share, declared on December 9, 2013, was increased to $0.429975 per share. The current distribution rate on closing market price, current quarterly distribution per common share and current annualized distribution per common share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a tax return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary
	10/31/13	10/31/12	Change	High	Low
Market Price	$33.56	$27.86	20.46%	$34.97	$26.41
Net Asset Value	$34.92	$28.34	23.22%	$35.43	$27.59

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Ten Largest Holdings	10/31/13
Johnson & Johnson	5%
Celgene Corp.	5
Amgen, Inc.	4
Gilead Sciences, Inc.	4
Bristol-Myers Squibb Co.	4
Pfizer, Inc.	4
AbbVie, Inc.	3
Roche Holding AG	3
Stryker Corp.	3
Medtronic, Inc.	3

Industry Allocation	10/31/13	10/31/12
Pharmaceuticals	35%	36%
Biotechnology	32	22
Health Care Equipment & Supplies	16	13
Health Care Providers & Services	11	20
Life Sciences Tools & Services	4	6
Other[3]	2	3

[3]

Other includes a 1% holding or less in each of the following industries; for 10/31/13, Diversified Consumer Services and Health Care Technology, and for 10/31/12, Food & Staples Retailing, Industrial Conglomerates, Diversified Consumer Services, Health Care Technology and Chemicals.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

ANNUAL REPORT	OCTOBER 31, 2013	19

Trust Summary as of October 31, 2013	BlackRock International Growth and Income Trust

Trust Overview

BlackRock International Growth and Income Trust’s (BGY) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies of any market capitalization located in countries throughout the world and utilizing an option writing (selling) strategy to enhance current gains. The Trust invests, under normal market conditions, at least 80% of its assets in equity securities issued by non-U.S. companies of any market capitalization located in countries throughout the world. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12-month period ended October 31, 2013, the Trust returned 19.86% based on market price and 19.25% based on NAV. For the same period, the MSCI All Country World Index ex-US returned 20.29%. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The Trust’s allocation to cash during a period of strong, rising equity markets was the largest detractor from performance relative to the benchmark index, which has no cash component. From a sector perspective, positioning within materials hindered results due to the Trust’s exposures to gold miners and industrial-related metals as these companies suffered the impact of falling commodities prices during the period.

•

Contributing positively to the Trust’s performance was favorable stock selection across nine of the ten sectors in the benchmark index, most notably within financials, industrials and health care. In financials, the Trust’s holdings in European asset managers benefited from net new investor inflows and the recent positive performance of financial markets. Within industrials, positioning in companies such as Kubota and

Hino Motors benefited from Japan’s aggressive reflationary policies. In health care, notable performance came from Roche Holding AG driven by its robust oncology pipeline. Gains from the Trust’s option writing strategy had a positive impact on performance for the period.

Describe recent portfolio activity.

•

During the 12-month period, the Trust reduced exposure to defensive-oriented areas such as utilities and consumer staples due to concerns about the potential negative impact of rising interest rates on these sectors. These reductions funded increased allocations to the industrials and consumer discretionary sectors, adding particularly to holdings deemed likely to benefit from a recovery in European economic growth. On a regional basis, the Trust reduced exposure to emerging markets and added to developed Europe.

Describe portfolio positioning at period end.

•

At period end, the Trust’s positioning reflected a positive outlook for the world economy. The Trust’s regional positioning was consistent with the view that Europe and Japan look the most attractive given their improving growth dynamics in addition to the recent outperformance of developed versus emerging markets. However, the Trust continued to explore and identify emerging market opportunities, albeit on tactical basis given the ongoing structural challenges faced by many of these countries.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

20	ANNUAL REPORT	OCTOBER 31, 2013

BlackRock International Growth and Income Trust

Trust Information
Symbol on NYSE	BGY
Initial Offering Date	May 30, 2007
Current Distribution Rate on Closing Market Price as of October 31, 2013 ($8.14)[1]	8.25%
Current Quarterly Distribution per Common Share[2]	$0.16785
Current Annualized Distribution per Common Share[2]	$0.67140

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a tax return of capital. See financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary
	10/31/13	10/31/12	Change	High	Low
Market Price	$8.14	$7.41	9.85%	$8.14	$6.85
Net Asset Value	$9.05	$8.28	9.30%	$9.19	$8.01

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Ten Largest Holdings	10/31/13
Novartis AG	3%
Roche Holding AG	2
SoftBank Corp.	2
Anheuser-Busch InBev NV	2
BNP Paribas SA	2
Crest Nicholson Holdings PLC	2
Daimler AG	2
Toyota Motor Corp.	2
APR Energy PLC	2
Svenska Cellulosa AB, B Shares	2

Geographic Allocation	10/31/13	10/31/12
United Kingdom	20%	25%
France	15	7
Japan	10	6
Switzerland	9	11
Germany	5	6
Netherlands	4	2
Ireland	4	2
Spain	4	2
Other[3]	29	39
[3]

Other includes a 4% holding or less in each of the following countries; Sweden, Hong Kong, China, Belgium, Italy, Russia, Norway, Mexico, Brazil, Singapore, Canada, Australia, Austria, Indonesia, South Korea, Thailand, New Zealand, Taiwan, Cyprus, United States, Malaysia, India, Jersey, Channel Islands, Finland, Cayman Islands, South Africa, Israel, Argentina and Gibralter.

ANNUAL REPORT	OCTOBER 31, 2013	21

Trust Summary as of October 31, 2013	BlackRock Real Asset Equity Trust

Trust Overview

BlackRock Real Asset Equity Trust’s (BCF) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities of energy, natural resources and basic materials companies and equity derivatives with exposure to companies in the energy, natural resources and basic materials industries. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12-month period ended October 31, 2013, the Trust returned (3.75)% based on market price and 1.81% based on NAV. For the same period, the closed-end Lipper Natural Resources Funds category posted an average return of 9.25% based on market price and 14.45% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Detracting from performance was the Trust’s exposure to mining, where positions in precious metals stocks particularly hurt results. Investor caution over growth in China and disappointing company earnings results (including asset write downs from a number of major miners) weighed on the mining space. Gold and precious metals producers including Newcrest Mining Ltd., Goldcorp, Inc. and Eldorado Gold Corp. were among the weakest performers. Stock selection within chemicals, specifically fertilizers & agricultural chemicals, also had a negative impact on results with especially poor performance from Potash Corp of Saskatchewan, Inc. and Agrium, Inc.

•

Exposure to oil & gas exploration & production companies, one of the Trust’s largest industry allocations, was the primary driver of positive returns for the period. The strong performance of this industry was supported by a series of promising results from drilling in the Utica and Marcellus shale regions as well as the Permian basin. Holdings in U.S.-

based companies Pioneer Natural Resources Co., Gulfport Energy Corp., and EQT Corp. were among the Trust’s strongest individual performers. Noble Energy, Inc. performed particularly well due to continuous news flow regarding the company’s development project in the United States. The Trust also benefited from its exposure to the diversified chemicals sub-industry, with E.I. du Pont de Nemours & Co. posting strong gains for the period. The Trust’s high-conviction holdings within the industrial gases, paper products and paper packaging sub-industries generated positive returns. Gains from the Trust’s option writing strategy had a positive impact on performance for the period.

Describe recent portfolio activity.

•

During the 12-month period, the Trust initiated metals & mining positions in Nevsun Resources Ltd., Lundin Mining Corp. and New Gold, Inc. and exited a position in Harry Winston Diamond Corp. The Trust reduced the number of stocks held in energy, consolidating around its high-conviction positions while paring down its exposures to coal and oil & gas services. There were no significant positioning changes in basic materials given the long-term nature of the investment advisor’s outlook for this segment.

Describe portfolio positioning at period end.

•

As of period end, the Trust held its largest exposures in metals & mining and energy stocks, with a smaller allocation to basic materials companies. This positioning reflects the relative outlooks and valuations for each of these segments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

22	ANNUAL REPORT	OCTOBER 31, 2013

BlackRock Real Asset Equity Trust

Trust Information
Symbol on NYSE	BCF
Initial Offering Date	September 29, 2006
Current Distribution Rate on Closing Market Price as of October 31, 2013 ($9.12)[1]	9.71%
Current Quarterly Distribution per Common Share[2]	$0.2215
Current Annualized Distribution per Common Share[2]	$0.8860

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a tax return of capital. See financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]

The quarterly distribution per common share, declared on December 9, 2013, was decreased to $0.1748 per share. The current distribution rate on closing market price, current quarterly distribution per common share and current annualized distribution per common share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a tax return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary
	10/31/13	10/31/12	Change	High	Low
Market Price	$9.12	$10.39	(12.22)%	$10.85	$8.39
Net Asset Value	$10.24	$11.03	(7.16)%	$11.35	$9.21

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Ten Largest Holdings	10/31/13
Rio Tinto PLC.	4%
BHP Billiton PLC	4
EI du Pont de Nemours & Co.	4
Praxair, Inc.	4
Glencore Xstrata PLC	3
Caterpillar, Inc.	3
Chevron Corp.	3
International Paper Co.	3
Exxon Mobil Corp.	3
MeadWestvaco Corp.	3

Industry Allocation	10/31/13	10/31/12
Metals & Mining	36%	43%
Oil, Gas & Consumable Fuels	30	27
Chemicals	15	13
Energy Equipment & Services	6	5
Machinery	4	4
Paper & Forest Products	4	6
Containers & Packaging	3	—
Real Estate Investment Trusts (REITs)	2	2

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

ANNUAL REPORT	OCTOBER 31, 2013	23

Trust Summary as of October 31, 2013	BlackRock Resources & Commodities Strategy Trust

Trust Overview

BlackRock Resources & Commodities Strategy Trust’s (BCX) (the “Trust”) primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation. The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12-month period ended October 31, 2013, the Trust returned (9.19)% based on market price and (3.61)% based on NAV. For the same period, the closed-end Lipper Natural Resources Funds category posted an average return of 9.25% based on market price and 14.45% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Detracting from performance was the Trust’s exposure to mining, where positions in precious metals stocks particularly hurt results. Investor caution over growth in China and disappointing company earnings results, including asset write-downs from a number of major miners, weighed on the mining space. Gold and precious metals producers including Goldcorp, Inc., Silver Wheaton Corp. and Eldorado Gold Corp. were among the weaker performers held in the Trust.

•

Conversely, exposure to US energy stocks proved beneficial as optimism around the economic recovery helped create momentum for the sector. The Trust’s holdings in the integrated oil & gas and oil & gas exploration

& production sub-industries performed especially well, with names including Hess Corp. and ConocoPhillips adding significantly to returns. Additional positive performance came from the Trust’s exposure to agriculture, where Archer-Daniels-Midland Co. posted strong gains driven by expectations for a record-breaking corn crop in 2013. Gains from the Trust’s option writing strategy added to performance for the period.

Describe recent portfolio activity.

•

During the 12-month period, the Trust added an allocation to agriculture in order to broaden exposure to the overall natural resources space. In the mining sleeve of the portfolio, the Trust reduced small-cap exposure in order to minimize funding risk. In addition, the Trust reduced its weighting in precious metals while increasing exposure to copper and bulk commodities. Within energy, the Trust reduced the number of holdings, partly through selling some of its exposure to coal, and increased its weighting in large-cap integrated oil & gas companies.

Describe portfolio positioning at period end.

•

As of period end, the Trust’s largest allocation was the energy sector, while the remaining exposure was divided broadly between metals & mining and agriculture stocks. This positioning reflects the relative outlooks and valuations for each of these segments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

24	ANNUAL REPORT	OCTOBER 31, 2013

BlackRock Resources & Commodities Strategy Trust

Trust Information
Symbol on NYSE	BCX
Initial Offering Date	March 30, 2011
Current Distribution Rate on Closing Market Price as of October 31, 2013 ($11.68)[1]	9.93%
Current Quarterly Distribution per Common Share[2]	$0.29
Current Annualized Distribution per Common Share[2]	$1.16

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a tax return of capital. See financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]

The quarterly distribution per common share, declared on December 9, 2013, was decreased to $0.2312 per share. The current distribution rate on closing market price, current quarterly distribution per common share and current annualized distribution per common share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a tax return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary
	10/31/13	10/31/12	Change	High	Low
Market Price	$11.68	$14.12	(17.28)%	$14.32	$10.65
Net Asset Value	$13.54	$15.42	(12.19)%	$15.54	$12.57

Market Price and Net Asset Value History Since Inception

[3]	Commencement of operations.

Overview of the Trust’s Long-Term Investments

Ten Largest Holdings	10/31/13
Chevron Corp.	7%
Exxon Mobil Corp.	7
ConocoPhillips	5
Monsanto Co.	4
BHP Billiton Ltd. - ADR	4
Syngenta AG	4
Royal Dutch Shell PLC - ADR	4
BP PLC - ADR	4
Rio Tinto PLC - ADR	3
Southwestern Energy Co.	3

Industry Allocation	10/31/13	10/31/12
Oil, Gas & Consumable Fuels	52%	37%
Metals & Mining	21	33
Chemicals	15	21
Food Products	6	3
Machinery	5	4
Real Estate Investment Trusts (REITS)	1	—
Energy Equipment & Services	—	2

For Trust compliance purposes, the Trust industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

ANNUAL REPORT	OCTOBER 31, 2013	25

Trust Summary as of October 31, 2013	BlackRock Utility and Infrastructure Trust

Trust Overview

BlackRock Utility and Infrastructure Trust’s (BUI) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing primarily in equity securities issued by companies that are engaged in the Utilities and Infrastructure business segments anywhere in the world and by utilizing an option writing (selling) strategy in an effort to enhance current gains. The Trust considers the “Utilities” business segment to include products, technologies and services connected to the management, ownership, operation, construction, development or financing of facilities used to generate, transmit or distribute electricity, water, natural resources or telecommunications and the “Infrastructure” business segment to include companies that own or operate infrastructure assets or that are involved in the development, construction, distribution or financing of infrastructure assets. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12-month period ended October 31, 2013, the Trust returned 4.37% based on market price and 11.18% based on NAV. For the same period, the closed-end Lipper Utility Funds category posted an average return of 10.94% based on market price and 16.90% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The Trust benefited from its large allocations to the multi-utilities and electric utilities industries (with each industry representing approximately 20% of the Trust’s net assets). Also contributing positively was a large allocation to the oil, gas & consumable fuels industry, which was comprised largely of master limited partnership (“MLP”) positions. The Trust’s exposure to the diversified telecommunication services industry was another substantial driver of performance during the period. Gains from the Trust’s option writing strategy had a positive impact on performance for the period.

•	Detracting from performance was the Trust’s small exposure to metals & mining, which was among the weaker-performing industries during the period.

Describe recent portfolio activity.

•

The Trust is structured around long-term themes and turnover remains low; however, there were some changes during the period. The Trust reduced exposure to Brazil, particularly in electric utilities and toll roads. The investment advisor continues to believe the long-horizon investment theme for Brazil remains intact, however, concerns about near-term political issues potentially having a negative impact on earnings growth and cash flow was the rationale behind the sale of several Brazilian holdings during the period. In many cases, proceeds from these sales were used to increase existing allocations to higher-quality domestic utilities, such as NextEra Energy, Inc. and Duke Energy Corp., given their financial strength. Within the utilities sector, there has been a widening gap between companies able to confidently present growth and capital expenditure plans for the future and those that cannot. The Trust maintained a preference for the former, which is the structural reason behind many of the portfolio changes during the period.

Describe Trust positioning at period end.

•

Although U.S.-based utilities and MLPs have come under some near-term pressure as a result of rising interest rates, the investment advisor continues to believe that investment fundamentals in both industries remain intact. As of period end, the Trust’s U.S. utilities exposure continued to emphasize companies that demonstrate strong growth in earnings and dividends driven by their investment in core infrastructure projects such as improving electric transmission and distribution. The Trust also continued to identify attractive valuations in Europe. As fiscal policy uncertainty abated, regulated corporations have turned their focus toward cost-cutting and placing their firms in a strong financial position in anticipation of an improving local economy. With respect to construction/infrastructure companies, airports have shown continued signs of traffic growth and traffic volume on toll roads has stabilized. As such, the investment advisor has become more optimistic about finding opportunities in the transportation infrastructure industry, an area in which the Trust has normally limited its exposure. The Trust continued to limit its level of investment in ports given their high correlation with economic growth in both export and import countries.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

26	ANNUAL REPORT	OCTOBER 31, 2013

BlackRock Utility and Infrastructure Trust

Trust Information
Symbol on NYSE	BUI
Initial Offering Date	November 25, 2011
Current Distribution Rate on Closing Market Price as of October 31, 2013 ($18.36)[1]	7.90%
Current Quarterly Distribution per Common Share[2]	$0.3625
Current Annualized Distribution per Common Share[2]	$1.4500

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a tax return of capital. See financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary
	10/31/13	10/31/12	Change	High	Low
Market Price	$18.36	$19.03	(3.52)%	$20.00	$16.75
Net Asset Value	$20.78	$20.22	2.77%	$21.48	$18.87

Market Price and Net Asset Value History Since Inception

[3]	Commencement of operations.

Overview of the Trust’s Long-Term Investments

Ten Largest Holdings	10/31/13
NextEra Energy, Inc.	4%
National Grid PLC	4
American Tower Corp.	4
Duke Energy Corp.	3
CMS Energy Corp.	3
Dominion Resources, Inc.	3
Verizon Communications, Inc.	3
Abertis Infraestructuras SA	2
American Water Works Co., Inc.	2
Enterprise Products Partners LP	2

Industry Allocation	10/31/13	10/31/12
Oil, Gas & Consumable Fuels	22%	9%
Multi-Utilities	20	20
Electric Utilities	17	26
Transportation Infrastructure	13	8
Diversified Telecommunication Services	7	13
Water Utilities	4	11
Other[4]	17	13

[4]

Other includes a 4% holding or less in each of the following industries; Independent Power Producers & Energy Traders, Construction & Engineering, Real Estate Investment Trust (REITs), Media, Wireless Telecommunication Services, Gas Utilities and Machinery.

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

ANNUAL REPORT	OCTOBER 31, 2013	27

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including foreign currency exchange contracts and options, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

28	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments October 31, 2013	BlackRock Dividend Income Trust (BQY)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.4%
Honeywell International, Inc.	12,000	$1,040,760
United Technologies Corp. (a)	9,700	1,030,625

		2,071,385
Beverages — 1.9%
The Coca-Cola Co.	22,200	878,454
PepsiCo, Inc. (a)	7,800	655,902
Treasury Wine Estates Ltd.	35,566	157,950

		1,692,306
Capital Markets — 1.0%
The Goldman Sachs Group, Inc.	2,700	434,322
T Rowe Price Group, Inc. (a)	5,900	456,719

		891,041
Chemicals — 2.9%
BASF SE	9,900	1,027,768
PPG Industries, Inc. (a)	6,200	1,131,996
Solvay SA	2,300	359,636

		2,519,400
Commercial Banks — 8.1%
Australia & New Zealand Banking Group Ltd.	18,200	582,408
Bank of Nova Scotia (a)	12,200	741,724
Hang Seng Bank Ltd.	17,500	291,685
HSBC Holdings PLC — ADR (a)	24,100	1,326,464
M&T Bank Corp. (a)	4,500	506,385
National Australia Bank Ltd.	32,300	1,079,497
U.S. Bancorp (a)	22,800	851,808
United Overseas Bank Ltd.	18,310	306,630
Wells Fargo & Co. (a)	31,200	1,331,928

		7,018,529
Construction & Engineering — 0.9%
Vinci SA	12,100	774,236
Consumer Finance — 0.7%
American Express Co. (a)	7,000	572,600
Distributors — 0.6%
Genuine Parts Co. (a)	6,200	488,746
Diversified Financial Services — 0.3%
Bank of America Corp. (a)	17,800	248,488
Diversified Telecommunication Services — 5.9%
AT&T Inc. (a)	65,150	2,358,430
Frontier Communications Corp.	201,800	889,938
TeliaSonera AB	53,400	441,564
Verizon Communications, Inc. (a)	29,100	1,469,841

		5,159,773

Common Stocks	Shares	Value
Electric Utilities — 2.9%
Duke Energy Corp. (a)	5,200	$372,996
Iberdrola SA	2,430	15,253
NextEra Energy, Inc. (a)	15,800	1,339,050
SSE PLC	35,000	793,987

		2,521,286
Electrical Equipment — 2.1%
Emerson Electric Co. (a)	27,200	1,821,584
Food & Staples Retailing — 0.8%
Wal-Mart Stores, Inc. (a)	9,014	691,825
Food Products — 4.3%
General Mills, Inc. (a)	35,800	1,805,036
Kraft Foods Group, Inc.	9,933	540,156
Mondelez International, Inc., Class A (a)	29,700	999,108
Nestle SA	5,800	418,667

		3,762,967
Health Care Equipment & Supplies — 0.5%
Abbott Laboratories (a)	11,100	405,705
Hotels, Restaurants & Leisure — 1.4%
McDonald’s Corp. (a)	13,000	1,254,760
Household Products — 1.5%
The Procter & Gamble Co. (a)	16,000	1,292,000
Industrial Conglomerates — 4.5%
3M Co. (a)	11,900	1,497,615
General Electric Co. (a)	54,600	1,427,244
Keppel Corp. Ltd.	53,800	469,476
Siemens AG — ADR (a)	4,000	512,040

		3,906,375
Insurance — 5.4%
Aflac, Inc. (a)	7,100	461,358
Allianz SE	3,700	621,242
The Chubb Corp. (a)	9,700	893,176
Cincinnati Financial Corp. (a)	11,600	580,000
MetLife, Inc. (a)	7,000	331,170
Prudential Financial, Inc. (a)	18,800	1,530,132
Zurich Insurance Group AG	1,126	311,140

		4,728,218
IT Services — 1.2%
Automatic Data Processing, Inc. (a)	13,700	1,027,089
Leisure Equipment & Products — 0.6%
Mattel, Inc. (a)	12,100	536,877

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR American Depositary Receipt	JPY Japanese Yen
	AUD Australian Dollar	KRW Korean Won
	BRL Brazil Real	MXN Mexican New Peso
	CAD Canadian Dollar	NOK Norwegian Krone
	CHF Swiss Franc	PEN Peruvian Neuvo Sol
	CLP Chilean Peso	REIT Real Estate Investment Trust
	DKK Danish Krone	SEK Swedish Krona
	EUR Euro	SGD Singapore Dollar
	GBP British Pound	TWDT aiwan Dollar
	GDR Global Depositary Receipts	USD US Dollar
	HKD Hong Kong Dollar	ZAR South African Rand
ILS Israeli Shekel

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	29

Schedule of Investments (continued)	BlackRock Dividend Income Trust (BQY)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Machinery — 0.9%
Scania AB, B Shares	37,400	$749,619
Media — 2.1%
The Walt Disney Co. (a)	26,800	1,838,212
Metals & Mining — 1.1%
BHP Billiton Ltd. — ADR (a)	8,012	566,368
BHP Billiton PLC	14,150	436,651

		1,003,019
Multi-Utilities — 3.7%
Ameren Corp. (a)	23,300	842,994
Dominion Resources, Inc. (a)	24,300	1,549,125
Sempra Energy	4,800	437,472
Wisconsin Energy Corp.	8,300	349,513

		3,179,104
Office Electronics — 0.5%
Canon, Inc. — ADR	3,700	116,809
Ricoh Co. Ltd.	33,000	348,507

		465,316
Oil, Gas & Consumable Fuels — 10.7%
Chevron Corp. (a)	16,600	1,991,336
Enbridge, Inc.	25,000	1,083,777
Exxon Mobil Corp. (a)	28,200	2,527,284
Royal Dutch Shell PLC — ADR (a)	6,850	456,621
Santos Ltd.	66,600	953,184
Suncor Energy, Inc. (a)	3,550	129,007
Total SA — ADR (a)	28,000	1,713,040
TransCanada Corp. (a)	10,900	491,240

		9,345,489
Pharmaceuticals — 10.3%
AbbVie, Inc. (a)	10,487	508,095
AstraZeneca PLC	17,700	937,049
Bristol-Myers Squibb Co. (a)	36,100	1,895,972
GlaxoSmithKline PLC	32,425	854,807
Johnson & Johnson	16,100	1,491,021
Merck & Co., Inc. (a)	18,100	816,129
Pfizer, Inc. (a)	51,100	1,567,748
Sanofi	3,400	362,520
Takeda Pharmaceutical Co. Ltd.	11,100	528,966

		8,962,307
Real Estate Investment Trusts (REITs) — 3.2%
Equity Residential (a)	11,000	575,960
HCP, Inc.	12,000	498,000
Health Care REIT, Inc. (a)	10,700	693,895
Keppel REIT	15,824	15,414
Liberty Property Trust	7,400	275,206
Ventas, Inc.	11,213	731,536

		2,790,011
Real Estate Management & Development — 0.3%
Hopewell Holdings Ltd.	86,684	291,927

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment — 2.2%
Intel Corp. (a)	43,400	$1,060,262
Microchip Technology, Inc. (a)	20,200	867,792

		1,928,054
Software — 2.5%
Microsoft Corp. (a)	38,000	1,343,300
Oracle Corp. Japan	9,600	379,044
SAP AG — ADR (a)	5,650	442,677

		2,165,021
Specialty Retail — 2.9%
Hennes & Mauritz AB, B Shares	22,000	950,661
The Home Depot, Inc. (a)	19,900	1,550,011

		2,500,672
Thrifts & Mortgage Finance — 0.3%
Hudson City Bancorp, Inc.	25,800	231,684
Tobacco — 4.9%
Altria Group, Inc. (a)	41,700	1,552,491
British American Tobacco PLC	17,300	954,488
Philip Morris International, Inc. (a)	11,900	1,060,528
Reynolds American, Inc. (a)	12,800	657,536

		4,225,043
Wireless Telecommunication Services — 0.0%
Mobistar SA	1,500	26,001
Total Long-Term Investments (Cost — $75,056,557) — 95.5%		83,086,669

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (b)(c)	3,708,345	3,708,345
Total Short-Term Securities (Cost — $3,708,345) — 4.3%		3,708,345

Options Purchased
(Cost — $149) — 0.0%		93
Total Investments Before Options Written (Cost — $78,765,051) — 99.8%		86,795,107

Options Written
(Premiums Received — $543,360) — (1.1)%		(928,492)
Total Investments Net of Options Written — 98.7%		85,866,615
Other Assets Less Liabilities — 1.3%		1,116,734

Net Assets — 100.0%		$86,983,349

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(b)	Represents the current yield as of report date.

See Notes to Financial Statements.

30	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Dividend Income Trust (BQY)

(c)	Investments in issuers considered to be an affiliate of the Trust during the year ended October 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2012	Net Activity	Shares Held at October 31, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	2,623,356	1,084,989	3,708,345	$2,852	$19

•	For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of October 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	6,147	CAD	6,429	Deutsche Bank AG	11/01/13	$(19)

•	Exchange-traded options purchased as of October 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
International Business Machines Corp.	Call	USD	190.00	11/01/13	37	$93

•	Exchange-traded options written as of October 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Chevron Corp.	Call	USD	123.00	11/01/13	13	$(91)
International Business Machines Corp.	Call	USD	195.00	11/01/13	18	(54)
McDonald’s Corp.	Call	USD	99.00	11/01/13	17	(34)
3M Co.	Call	USD	118.00	11/04/13	24	(19,020)
3M Co.	Call	USD	121.00	11/04/13	24	(11,940)
Bristol-Myers Squibb Co.	Call	USD	47.00	11/04/13	72	(39,960)
Bristol-Myers Squibb Co.	Call	USD	47.50	11/04/13	72	(36,180)
Pfizer, Inc.	Call	USD	29.00	11/04/13	7	(1,194)
Pfizer, Inc.	Call	USD	29.50	11/04/13	20	(2,400)
The Procter & Gamble Co.	Call	USD	78.00	11/04/13	17	(4,777)
Siemens AG — ADR	Call	USD	124.00	11/04/13	16	(6,574)
United Technologies Corp.	Call	USD	106.00	11/04/13	21	(1,144)
Wal-Mart Stores, Inc.	Call	USD	76.00	11/04/13	35	(2,888)
Wells Fargo & Co.	Call	USD	42.50	11/04/13	69	(1,863)
Wells Fargo & Co.	Call	USD	43.00	11/04/13	14	(56)
Ameren Corp.	Call	USD	34.00	11/05/13	93	(20,281)
HSBC Holdings PLC — ADR	Call	USD	56.00	11/06/13	96	(1,375)
Cincinnati Financial Corp.	Call	USD	47.50	11/07/13	46	(11,517)
Emerson Electric Co.	Call	USD	66.50	11/07/13	108	(10,662)
Reynolds American, Inc.	Call	USD	50.50	11/07/13	51	(5,784)
Exxon Mobil Corp.	Call	USD	88.00	11/08/13	28	(5,278)
General Mills, Inc.	Call	USD	49.25	11/16/13	143	(19,828)
The Walt Disney Co.	Call	USD	65.50	11/16/13	107	(38,459)
Abbott Laboratories	Call	USD	38.00	11/18/13	44	(286)
AbbVie, Inc.	Call	USD	47.50	11/18/13	41	(6,150)
Aflac, Inc.	Call	USD	62.50	11/18/13	28	(7,476)
AT&T Inc.	Call	USD	35.00	11/18/13	150	(20,175)
Automatic Data Processing, Inc.	Call	USD	75.00	11/18/13	54	(4,320)
Bank of America Corp.	Call	USD	15.00	11/18/13	36	(90)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	31

Schedule of Investments (continued)	BlackRock Dividend Income Trust (BQY)

•	Exchange-traded options written as of October 31, 2013 were as follows: (continued)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Bank of Nova Scotia	Call	CAD	60.00	11/18/13	49	$(16,096)
BHP Billiton Ltd. — ADR	Call	USD	70.00	11/18/13	32	(4,880)
The Chubb Corp.	Call	USD	90.00	11/18/13	26	(6,877)
Dominion Resources, Inc.	Call	USD	62.50	11/18/13	97	(18,430)
Equity Residential	Call	USD	55.00	11/18/13	22	(275)
Exxon Mobil Corp.	Call	USD	90.00	11/18/13	56	(2,968)
Genuine Parts Co.	Call	USD	80.00	11/18/13	25	(1,750)
Health Care REIT, Inc.	Call	USD	65.00	11/18/13	42	(2,940)
The Home Depot, Inc.	Call	USD	77.50	11/18/13	39	(4,836)
Intel Corp.	Call	USD	24.00	11/18/13	33	(1,749)
M&T Bank Corp.	Call	USD	115.00	11/18/13	18	(810)
Mattel, Inc.	Call	USD	44.00	11/18/13	48	(3,840)
Merck & Co., Inc.	Call	USD	49.00	11/18/13	28	(42)
Merck & Co., Inc.	Call	USD	50.00	11/18/13	9	(27)
MetLife, Inc.	Call	USD	49.00	11/18/13	28	(476)
Microchip Technology, Inc.	Call	USD	42.00	11/18/13	80	(10,800)
Microsoft Corp.	Call	USD	34.00	11/18/13	38	(5,662)
Microsoft Corp.	Call	USD	35.00	11/18/13	57	(4,104)
Mondelez International, Inc., Class A	Call	USD	33.00	11/18/13	79	(9,085)
Mondelez International, Inc., Class A	Call	USD	34.00	11/18/13	40	(2,360)
NextEra Energy, Inc.	Call	USD	82.50	11/18/13	10	(2,775)
NextEra Energy, Inc.	Call	USD	85.00	11/18/13	21	(2,362)
PepsiCo, Inc.	Call	USD	80.00	11/18/13	31	(13,175)
Philip Morris International, Inc.	Call	USD	90.00	11/18/13	34	(1,989)
The Procter & Gamble Co.	Call	USD	80.00	11/18/13	47	(6,650)
Prudential Financial, Inc.	Call	USD	80.00	11/18/13	5	(1,270)
Prudential Financial, Inc.	Call	USD	82.50	11/18/13	15	(1,822)
SAP AG — ADR	Call	USD	77.50	11/18/13	22	(3,685)
Suncor Energy, Inc.	Call	CAD	38.00	11/18/13	14	(732)
T Rowe Price Group, Inc.	Call	USD	75.00	11/18/13	23	(6,497)
Total SA — ADR	Call	USD	60.00	11/18/13	112	(17,080)
TransCanada Corp.	Call	CAD	46.00	11/18/13	42	(5,096)
U.S. Bancorp	Call	USD	38.00	11/18/13	57	(741)
United Technologies Corp.	Call	USD	115.00	11/18/13	18	(36)
Verizon Communications, Inc.	Call	USD	47.00	11/18/13	29	(10,295)
Verizon Communications, Inc.	Call	USD	49.00	11/18/13	72	(12,204)
Exxon Mobil Corp.	Call	USD	90.00	11/22/13	28	(1,876)
Pfizer, Inc.	Call	USD	30.50	11/22/13	152	(6,384)
PPG Industries, Inc.	Call	USD	166.75	11/22/13	25	(40,523)
U.S. Bancorp	Call	USD	38.00	11/22/13	34	(714)
Verizon Communications, Inc.	Call	USD	50.00	11/22/13	15	(1,605)
AT&T Inc.	Call	USD	36.00	11/29/13	110	(7,700)
Chevron Corp.	Call	USD	121.00	11/29/13	53	(6,307)
Intel Corp.	Call	USD	24.50	11/29/13	107	(3,692)
McDonald’s Corp.	Call	USD	97.00	11/29/13	35	(3,150)
General Electric Co.	Call	USD	25.75	12/02/13	218	(15,934)
Altria Group, Inc.	Call	USD	36.00	12/23/13	84	(13,230)
American Express Co.	Call	USD	82.50	12/23/13	9	(1,642)
Bank of America Corp.	Call	USD	15.00	12/23/13	35	(332)
Duke Energy Corp.	Call	USD	72.50	12/23/13	20	(1,550)
The Home Depot, Inc.	Call	USD	77.50	12/23/13	41	(9,574)

See Notes to Financial Statements.

32	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Dividend Income Trust (BQY)

•	Exchange-traded options written as of October 31, 2013 were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Merck & Co., Inc.	Call	USD	46.00	12/23/13	35	$(1,750)
NextEra Energy, Inc.	Call	USD	87.50	12/23/13	21	(1,680)
Philip Morris International, Inc.	Call	USD	90.00	12/23/13	24	(3,444)
Prudential Financial, Inc.	Call	USD	85.00	12/23/13	55	(6,545)
Royal Dutch Shell PLC — ADR	Call	USD	70.00	12/23/13	27	(742)
Total						$(592,646)

•	Over-the-counter options written as of October 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Microsoft Corp.	Citibank N.A.	Call	USD	34.23	11/04/13	5,700	$(6,726)
NextEra Energy, Inc.	Morgan Stanley & Co. International PLC	Call	USD	81.65	11/04/13	1,000	(3,107)
Pfizer, Inc.	Deutsche Bank AG	Call	USD	29.39	11/04/13	2,500	(3,274)
Allianz SE	UBS AG	Call	EUR	117.35	11/05/13	1,500	(12,953)
AstraZeneca PLC	Citibank N.A.	Call	GBP	32.52	11/05/13	7,100	(6,499)
Hennes & Mauritz AB, B Shares	Goldman Sachs International	Call	SEK	267.55	11/05/13	8,800	(17,243)
Mobistar SA	Morgan Stanley & Co. International PLC	Call	EUR	13.02	11/05/13	1,500	(315)
Sanofi	UBS AG	Call	EUR	74.03	11/05/13	1,400	(8,580)
Zurich Insurance Group AG	Goldman Sachs International	Call	CHF	238.37	11/05/13	450	(6,182)
GlaxoSmithKline PLC	Goldman Sachs International	Call	GBP	16.35	11/06/13	13,000	(3,527)
Johnson & Johnson	Credit Suisse International	Call	USD	89.62	11/06/13	3,200	(9,681)
Nestle SA	Bank of America N.A.	Call	CHF	63.83	11/06/13	2,300	(4,279)
Hudson City Bancorp, Inc.	Deutsche Bank AG	Call	USD	9.35	11/11/13	10,300	(122)
Australia & New Zealand Banking Group Ltd.	Morgan Stanley & Co. International PLC	Call	AUD	31.43	11/12/13	7,200	(16,548)
HCP, Inc.	Deutsche Bank AG	Call	USD	42.79	11/13/13	2,500	(545)
Sempra Energy	Deutsche Bank AG	Call	USD	91.50	11/20/13	1,900	(2,646)
BHP Billiton PLC	Citibank N.A.	Call	GBP	18.32	11/21/13	5,700	(9,321)
British American Tobacco PLC	Goldman Sachs International	Call	GBP	32.36	11/21/13	7,000	(24,142)
Iberdrola SA	Citibank N.A.	Call	EUR	4.53	11/21/13	2,400	(497)
Honeywell International, Inc.	Citibank N.A.	Call	USD	84.55	11/22/13	2,400	(5,756)
Kraft Foods Group, Inc.	Morgan Stanley & Co. International PLC	Call	USD	53.61	11/22/13	3,900	(5,423)
Altria Group, Inc.	Morgan Stanley & Co. International PLC	Call	USD	35.14	11/25/13	8,300	(18,384)
American Express Co.	Morgan Stanley & Co. International PLC	Call	USD	75.40	11/25/13	1,900	(12,831)
Frontier Communications Corp.	JPMorgan Chase Bank N.A.	Call	USD	4.36	11/25/13	80,700	(13,793)
Wells Fargo & Co.	Citibank N.A.	Call	USD	41.97	11/25/13	4,100	(3,649)
HCP, Inc.	Morgan Stanley & Co. International PLC	Call	USD	43.30	12/02/13	2,300	(727)
Johnson & Johnson	Credit Suisse International	Call	USD	89.62	12/02/13	3,200	(9,560)
Liberty Property Trust	Morgan Stanley & Co. International PLC	Call	USD	36.24	12/02/13	2,900	(4,249)
Hang Seng Bank Ltd.	Citibank N.A.	Call	HKD	129.60	12/03/13	7,000	(1,518)
Hopewell Holdings Ltd.	UBS AG	Call	HKD	26.60	12/03/13	54,500	(2,435)
Ricoh Co. Ltd.	Citibank N.A.	Call	JPY	1,115.88	12/03/13	13,000	(1,626)
Santos Ltd.	Citibank N.A.	Call	AUD	15.04	12/03/13	26,600	(10,997)
Takeda Pharmaceutical Co. Ltd.	Citibank N.A.	Call	JPY	4,773.35	12/03/13	4,400	(3,269)
Wisconsin Energy Corp.	Credit Suisse International	Call	USD	40.84	12/03/13	3,300	(4,293)
BASF SE	Morgan Stanley & Co. International PLC	Call	EUR	71.66	12/04/13	3,900	(26,871)
Enbridge, Inc.	Citibank N.A.	Call	CAD	42.46	12/09/13	10,000	(26,279)
Intel Corp.	Citibank N.A.	Call	USD	23.38	12/09/13	3,300	(3,614)
Solvay SA	Morgan Stanley & Co. International PLC	Call	EUR	118.35	12/09/13	900	(2,390)
Honeywell International, Inc.	Citibank N.A.	Call	USD	84.55	12/10/13	2,400	(6,826)
Scania AB, B Shares	Goldman Sachs International	Call	SEK	139.39	12/10/13	14,900	(2,238)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	33

Schedule of Investments (continued)	BlackRock Dividend Income Trust (BQY)

•	Over-the-counter options written as of October 31, 2013 were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
SSE PLC	Deutsche Bank AG	Call	GBP	14.41	12/10/13	14,000	$(4,464)
TeliaSonera AB	UBS AG	Call	SEK	53.30	12/12/13	21,300	(4,133)
Vinci SA	Deutsche Bank AG	Call	EUR	47.97	12/12/13	4,800	(4,175)
Keppel Corp. Ltd.	Citibank N.A.	Call	SGD	10.91	12/18/13	21,000	(2,806)
National Australia Bank Ltd.	Goldman Sachs International	Call	AUD	35.90	12/18/13	12,900	(2,717)
Oracle Corp. Japan	Citibank N.A.	Call	JPY	3,689.53	12/18/13	3,800	(10,410)
Treasury Wine Estates Ltd.	Goldman Sachs International	Call	AUD	4.78	12/18/13	14,200	(2,157)
United Overseas Bank Ltd.	UBS AG	Call	SGD	21.10	12/18/13	7,000	(2,069)
Total							$(335,846)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$2,071,385	—	—	$2,071,385
Beverages	1,534,356	$157,950	—	1,692,306
Capital Markets	891,041	—	—	891,041
Chemicals	1,131,996	1,387,404	—	2,519,400
Commercial Banks	4,758,309	2,260,220	—	7,018,529
Construction & Engineering	—	774,236	—	774,236
Consumer Finance	572,600	—	—	572,600
Distributors	488,746	—	—	488,746
Diversified Financial Services	248,488	—	—	248,488
Diversified Telecommunication Services	4,718,209	441,564	—	5,159,773
Electric Utilities	1,712,046	809,240	—	2,521,286
Electrical Equipment	1,821,584	—	—	1,821,584
Food & Staples Retailing	691,825	—	—	691,825
Food Products	3,344,300	418,667	—	3,762,967
Health Care Equipment & Supplies	405,705	—	—	405,705
Hotels, Restaurants & Leisure	1,254,760	—	—	1,254,760
Household Products	1,292,000	—	—	1,292,000

See Notes to Financial Statements.

34	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (concluded)	BlackRock Dividend Income Trust (BQY)

	Level 1	Level 2	Level 3	Total
Assets: (concluded)
Investments: (concluded)
Long-Term Investments: (concluded)
Common Stocks: (concluded)
Industrial Conglomerates	$3,436,899	$469,476	—	$3,906,375
Insurance	3,795,836	932,382	—	4,728,218
IT Services	1,027,089	—	—	1,027,089
Leisure Equipment & Products	536,877	—	—	536,877
Machinery	—	749,619	—	749,619
Media	1,838,212	—	—	1,838,212
Metals & Mining	566,368	436,651	—	1,003,019
Multi-Utilities	3,179,104	—	—	3,179,104
Office Electronics	116,809	348,507	—	465,316
Oil, Gas & Consumable Fuels	8,392,305	953,184	—	9,345,489
Pharmaceuticals	6,278,965	2,683,342	—	8,962,307
Real Estate Investment Trusts (REITs)	2,790,011	—	—	2,790,011
Real Estate Management & Development	—	291,927	—	291,927
Semiconductors & Semiconductor Equipment	1,928,054	—	—	1,928,054
Software	1,785,977	379,044	—	2,165,021
Specialty Retail	1,550,011	950,661	—	2,500,672
Thrifts & Mortgage Finance	231,684	—	—	231,684
Tobacco	3,270,555	954,488	—	4,225,043
Wireless Telecommunication Services	—	26,001	—	26,001
Short-Term Securities	3,708,345	—	—	3,708,345
Options Purchased	93	—	—	93
Total	$71,370,544	$15,424,563	—	$86,795,107

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(421,711)	$(506,781)	—	$(928,492)
Foreign currency exchange contracts	(19)	—	—	(19)
Total	$(421,730)	$(506,781)	—	$(928,511)

[1]    Derivative financial instruments are foreign currency exchange contracts and options written. Foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options written are shown at value.

Certain of the Trust’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, foreign currency at value of $21,069 is categorized as level 1 within the disclosure hierarchy.

There were no transfers between Levels during the year ended October 31, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	35

Schedule of Investments October 31, 2013	BlackRock EcoSolutions Investment Trust (BQR)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Auto Components — 1.1%
Johnson Controls, Inc. (a)	26,300	$1,213,745
Biotechnology — 1.2%
Novozymes A/S, B Shares	36,300	1,421,707
Building Products — 0.3%
Kingspan Group PLC	23,600	398,652
Chemicals — 18.3%
Agrium, Inc.	29,100	2,482,812
CF Industries Holdings, Inc. (a)	9,350	2,015,860
Incitec Pivot Ltd.	264,200	664,710
Israel Chemicals Ltd.	90,000	744,056
Johnson Matthey PLC	42,704	2,056,902
K+S AG	19,000	482,785
Monsanto Co.	37,400	3,922,512
The Mosaic Co.	34,900	1,600,165
Nufarm Ltd.	58,160	268,209
Potash Corp. of Saskatchewan, Inc.	63,100	1,962,410
Sinofert Holdings Ltd.	2,165,500	351,609
Syngenta AG	7,700	3,107,849
Umicore SA	19,000	904,764
Wacker Chemie AG	5,400	507,105

		21,071,748
Commercial Services & Supplies — 2.5%
Tetra Tech, Inc. (b)	80,600	2,106,078
Tianjin Capital Environmental Protection Group Co. Ltd., Class H	2,007,000	812,916

		2,918,994
Construction & Engineering — 1.7%
Aegion Corp. (b)	11,400	233,700
Chicago Bridge & Iron Co. NV (a)	3,062	226,863
Layne Christensen Co. (a)(b)	10,800	208,872
Quanta Services, Inc. (a)(b)	44,400	1,341,324

		2,010,759
Electric Utilities — 3.9%
Acciona SA	3,800	240,892
Iberdrola SA	207,005	1,299,344
ITC Holdings Corp. (a)	4,800	482,832
NextEra Energy, Inc. (a)	20,500	1,737,375
SSE PLC	32,000	725,931

		4,486,374
Electrical Equipment — 3.7%
ABB Ltd.	25,500	649,678
Gamesa Corp. Tecnologica SA (b)	40,100	387,251
General Cable Corp.	8,100	266,733
Nordex SE (b)	4,100	71,860
Roper Industries, Inc.	10,600	1,344,186
Schneider Electric SA	13,400	1,127,584
Vestas Wind Systems A/S (b)	17,500	468,945

		4,316,237
Electronic Equipment, Instruments & Components — 1.7%
Itron, Inc. (b)	19,000	810,730
Trimble Navigation Ltd. (a)(b)	41,020	1,171,941

		1,982,671
Food Products — 12.3%
Agria Corp. — ADR (b)	100,000	136,000
Archer-Daniels-Midland Co. (a)	33,700	1,378,330
BrasilAgro — Co. Brasileira de Propriedades Agricolas (b)	525,200	2,367,878
Bunge Ltd. (a)	33,800	2,775,994
Illovo Sugar Ltd.	234,900	735,909

Common Stocks	Shares	Value
Food Products (concluded)
IOI Corp. Bhd	533,333	$920,037
Orkla ASA	55,100	446,651
Sao Martinho SA	200,000	2,821,177
SLC Agricola SA	150,000	1,399,429
SunOpta, Inc. (b)	46,100	496,497
Tyson Foods, Inc., Class A (a)	16,800	464,856
Wilmar International Ltd.	80,000	222,523

		14,165,281
Independent Power Producers & Energy Traders — 0.9%
China Longyuan Power Group Corp., Series H	225,000	258,868
Enel Green Power SpA	133,300	324,262
Ormat Technologies, Inc.	16,900	440,583

		1,023,713
Machinery — 11.2%
AGCO Corp.	34,900	2,037,462
CNH Industrial NV (b)	99,528	1,167,463
Deere & Co.	24,100	1,972,344
IDEX Corp. (a)	9,550	660,382
Kurita Water Industries Ltd.	58,100	1,267,975
Pall Corp. (a)	9,700	781,044
Pentair Ltd.	19,800	1,328,382
Watts Water Technologies, Inc., Class A (a)	24,600	1,421,388
Xylem, Inc.	64,700	2,232,150

		12,868,590
Multi-Utilities — 2.7%
Hera SpA	361,600	728,537
Suez Environnement Co.	9,925	173,066
Veolia Environnement SA	126,000	2,161,626

		3,063,229
Oil, Gas & Consumable Fuels — 3.1%
Cheniere Energy, Inc. (a)(b)	6,000	238,800
Cosan Ltd., Class A	55,425	873,498
Rentech, Inc.	317,900	543,609
Sasol Ltd.	25,000	1,277,446
Sasol Ltd. — ADR	6,600	336,732
TransCanada Corp. (a)	7,500	338,009

		3,608,094
Paper & Forest Products — 0.3%
Fibria Celulose SA — ADR (b)	19,000	247,950
Precious Woods Holding AG (b)	20,000	66,127

		314,077
Real Estate Investment Trusts (REITs) — 2.8%
Plum Creek Timber Co., Inc. (a)	46,900	2,129,260
Rayonier, Inc. (a)	22,600	1,062,652

		3,191,912
Real Estate Management & Development — 0.4%
Cresud SACIF y A — ADR	39,300	410,685
Road & Rail — 0.4%
ALL — America Latina Logistica SA	133,000	476,145
Semiconductors & Semiconductor Equipment — 0.7%
First Solar, Inc. (a)(b)	3,300	165,891
REC Silicon ASA (b)	22,700	11,304
SunEdison, Inc. (a)(b)	14,500	134,850
Suntech Power Holdings Co. Ltd. — ADR (b)	14,600	20,148
Trina Solar Ltd. — ADR (a)(b)	14,500	212,715
Yingli Green Energy Holding Co. Ltd. — ADR (a)(b)	38,200	229,200

		774,108

See Notes to Financial Statements.

36	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock EcoSolutions Investment Trust (BQR)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Water Utilities — 24.7%
American States Water Co.	75,800	$2,158,784
American Water Works Co., Inc.	51,900	2,224,953
Aqua America, Inc. (a)	117,625	2,961,797
Artesian Resources Corp., Class A	37,200	851,880
California Water Service Group	89,100	1,942,380
China Water Affairs Group Ltd.	4,556,000	1,709,652
Cia de Saneamento Basico do Estado de Sao Paulo	105,000	1,112,713
Cia de Saneamento de Minas Gerais — COPASA	43,100	696,080
Guangdong Investment Ltd.	591,000	508,759
Hyflux Ltd.	749,000	698,483
Inversiones Aguas Metropolitanas SA	1,500,000	2,758,419
Manila Water Co., Inc.	5,610,000	3,244,246
Pennon Group PLC	215,200	2,349,970
Severn Trent PLC	113,500	3,387,969
United Utilities Group PLC	158,381	1,791,290

		28,397,375
Total Common Stocks — 93.9%		108,114,096

Rights — 0.0%	Shares	Value
Multi-Utilities — 0.0%
Hera SpA (b)	361,600	$6,530
Total Long-Term Investments (Cost — $103,360,445) — 93.9%		108,120,626

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (c)(d)	7,688,865	7,688,865
Total Short-Term Securities (Cost — $7,688,865) — 6.7%		7,688,865
Total Investments Before Options Written (Cost — $111,049,310) — 100.6%		115,809,491

Options Written
(Premiums Received — $1,199,341) — (1.2)%		(1,360,268)
Total Investments Net of Options Written — 99.4%		114,449,223
Other Assets Less Liabilities — 0.6%		688,417

Net Assets — 100.0%		$115,137,640

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(b)	Non-income producing security.

(c)	Represents the current yield as of report date.

(d)	Investments in issuers considered to be an affiliate of the Trust during the year ended October 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at October 31, 2012	Net Activity	Shares/Beneficial Interest Held at October 31, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	7,218,848	470,017	7,688,865	$6,505	$77
BlackRock Liquidity Series, LLC Money Market Series	$1,554,150	$(1,554,150)	—	$878	—

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Exchange-traded options written as of October 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Rayonier, Inc.	Call	USD	56.00	11/04/13	32	$—
Aqua America, Inc.	Call	USD	25.00	11/18/13	180	(9,450)
Bunge Ltd.	Call	USD	82.50	11/18/13	125	(10,313)
CF Industries Holdings, Inc.	Call	USD	220.00	11/18/13	40	(12,500)
Chicago Bridge & Iron Co. NV	Call	USD	67.50	11/18/13	13	(8,710)
IDEX Corp.	Call	USD	65.00	11/18/13	42	(17,640)
ITC Holdings Corp.	Call	USD	95.00	11/18/13	21	(12,600)
Johnson Controls, Inc.	Call	USD	44.00	11/18/13	118	(29,205)
NextEra Energy, Inc.	Call	USD	82.50	11/18/13	23	(6,383)
NextEra Energy, Inc.	Call	USD	85.00	11/18/13	23	(2,588)
Plum Creek Timber Co., Inc.	Call	USD	49.00	11/18/13	106	(318)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	37

Schedule of Investments (continued)	BlackRock EcoSolutions Investment Trust (BQR)

•	Exchange-traded options written as of October 31, 2013 were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
TransCanada Corp.	Call	CAD	46.00	11/18/13	22	$(2,669)
Trimble Navigation Ltd.	Call	USD	31.25	11/18/13	184	(5,520)
Trina Solar Ltd. — ADR	Call	USD	12.00	11/18/13	65	(18,265)
Tyson Foods, Inc., Class A	Call	USD	31.00	11/18/13	75	(375)
Rayonier, Inc.	Call	USD	57.25	11/21/13	70	(275)
Cheniere Energy, Inc.	Call	USD	41.00	11/22/13	25	(2,263)
First Solar, Inc.	Call	USD	52.50	11/22/13	14	(3,885)
Layne Christensen Co.	Call	USD	20.25	12/12/13	48	(1,298)
Pall Corp.	Call	USD	77.50	12/16/13	43	(16,905)
Archer-Daniels-Midland Co.	Call	USD	42.00	12/23/13	75	(7,162)
NextEra Energy, Inc.	Call	USD	87.50	12/23/13	23	(1,840)
Plum Creek Timber Co., Inc.	Call	USD	50.00	12/23/13	106	(848)
Quanta Services, Inc.	Call	USD	30.00	12/23/13	200	(23,500)
SunEdison, Inc.	Call	USD	10.00	12/23/13	65	(4,063)
Watts Water Technologies, Inc., Class A	Call	USD	60.00	12/23/13	110	(10,450)
Yingli Green Energy Holding Co. Ltd. — ADR	Call	USD	11.00	12/23/13	171	(1,710)
Archer-Daniels-Midland Co.	Call	USD	43.00	1/20/14	75	(7,837)
Total						$(218,572)

•	Over-the-counter options written as of October 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
AGCO Corp.	Goldman Sachs International	Call	USD	62.02	11/04/13	15,700	$(5)
NextEra Energy, Inc.	Morgan Stanley & Co. International PLC	Call	USD	81.65	11/04/13	2,300	(7,146)
Xylem, Inc.	Deutsche Bank AG	Call	USD	27.91	11/04/13	29,100	(191,682)
Kingspan Group PLC	UBS AG	Call	EUR	11.87	11/05/13	5,300	(4,147)
Syngenta AG	Goldman Sachs International	Call	CHF	375.14	11/05/13	3,400	(1,292)
BrasilAgro — Co. Brasileira de Propriedades Agricolas	Deutsche Bank AG	Call	BRL	9.89	11/07/13	39,400	(5,896)
Cia de Saneamento de Minas Gerais — COPASA	UBS AG	Call	BRL	31.52	11/07/13	19,400	(40,414)
Inversiones Aguas Metropolitanas SA	Deutsche Bank AG	Call	CLP	950.71	11/07/13	225,000	(4,277)
Guangdong Investment Ltd.	UBS AG	Call	HKD	6.88	11/12/13	134,000	(1,015)
Hyflux Ltd.	Citibank N.A.	Call	SGD	1.21	11/12/13	169,000	(55)
Incitec Pivot Ltd.	Citibank N.A.	Call	AUD	2.74	11/12/13	118,800	(1,100)
Kurita Water Industries Ltd.	Citibank N.A.	Call	JPY	2,068.24	11/12/13	26,100	(24,043)
Nufarm Ltd.	Morgan Stanley & Co. International PLC	Call	AUD	4.94	11/12/13	26,100	(1,959)
Wilmar International Ltd.	Citibank N.A.	Call	SGD	3.30	11/12/13	36,000	(4,457)
California Water Service Group	Goldman Sachs International	Call	USD	20.54	11/13/13	10,000	(14,121)
Fibria Celulose SA — ADR	Goldman Sachs International	Call	USD	12.08	11/13/13	4,200	(4,218)
Illovo Sugar Ltd.	Bank of America N.A.	Call	ZAR	32.61	11/13/13	52,800	(988)
Severn Trent PLC	Deutsche Bank AG	Call	GBP	17.33	11/13/13	25,500	(53,507)
Itron, Inc.	Morgan Stanley & Co. International PLC	Call	USD	46.49	11/15/13	8,000	(455)
Cosan Ltd., Class A	Citibank N.A.	Call	USD	15.72	11/20/13	24,900	(14,745)
BrasilAgro — Co. Brasileira de Propriedades Agricolas	Deutsche Bank AG	Call	BRL	9.85	11/21/13	39,400	(9,030)
Iberdrola SA	Citibank N.A.	Call	EUR	4.53	11/21/13	93,500	(19,345)
Sao Martinho SA	UBS AG	Call	BRL	29.58	11/21/13	41,600	(40,679)
Schneider Electric SA	Morgan Stanley & Co. International PLC	Call	EUR	65.33	11/21/13	6,000	(2,837)
SLC Agricola SA	UBS AG	Call	BRL	22.42	11/21/13	33,700	(2,127)
CNH Industrial NV	Deutsche Bank AG	Call	USD	12.45	11/22/13	44,700	(4,432)

See Notes to Financial Statements.

38	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock EcoSolutions Investment Trust (BQR)

•	Over-the-counter options written as of October 31, 2013 were as follows: (continued)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
American Water Works Co., Inc.	Deutsche Bank AG	Call	USD	41.20	11/25/13	6,000	$(10,032)
Monsanto Co.	UBS AG	Call	USD	109.02	11/25/13	8,400	(8,442)
California Water Service Group	Goldman Sachs International	Call	USD	20.54	11/27/13	10,000	(16,240)
ABB Ltd.	Morgan Stanley & Co. International PLC	Call	CHF	22.03	12/02/13	11,400	(15,383)
American Water Works Co., Inc.	Deutsche Bank AG	Call	USD	41.26	12/02/13	5,600	(9,016)
Deere & Co.	Credit Suisse International	Call	USD	83.61	12/02/13	5,400	(6,355)
Pentair Ltd.	UBS AG	Call	USD	66.36	12/02/13	8,900	(20,013)
Rentech, Inc.	Citibank N.A.	Call	USD	2.04	12/02/13	143,000	(1,949)
Sasol Ltd. — ADR	Goldman Sachs International	Call	USD	52.22	12/02/13	6,600	(6,429)
China Longyuan Power Group Corp., Series H	UBS AG	Call	HKD	8.91	12/03/13	101,000	(4,699)
Guangdong Investment Ltd.	UBS AG	Call	HKD	6.88	12/03/13	134,000	(2,357)
The Mosaic Co.	Citibank N.A.	Call	USD	46.75	12/04/13	7,900	(8,984)
Pennon Group PLC	UBS AG	Call	GBP	7.03	12/04/13	96,900	(7,897)
Potash Corp. of Saskatchewan, Inc.	Deutsche Bank AG	Call	USD	32.32	12/04/13	14,100	(6,258)
Umicore SA	Citibank N.A.	Call	EUR	35.55	12/04/13	8,500	(7,081)
United Utilities Group PLC	Goldman Sachs International	Call	GBP	7.07	12/04/13	71,300	(16,811)
Tetra Tech, Inc.	Morgan Stanley & Co. International PLC	Call	USD	26.77	12/05/13	36,200	(21,930)
SunOpta, Inc.	Morgan Stanley & Co. International PLC	Call	USD	9.88	12/06/13	20,800	(21,546)
ALL — America Latina Logistica SA	UBS AG	Call	BRL	8.94	12/09/13	59,900	(2,268)
American Water Works Co., Inc.	Citibank N.A.	Call	USD	43.69	12/09/13	5,800	(2,276)
BrasilAgro — Co. Brasileira de Propriedades Agricolas	Deutsche Bank AG	Call	BRL	10.01	12/09/13	39,400	(9,844)
Cia de Saneamento Basico do Estado de Sao Paulo	UBS AG	Call	BRL	23.81	12/09/13	47,400	(25,431)
Inversiones Aguas Metropolitanas SA	UBS AG	Call	CLP	972.14	12/09/13	225,000	(6,487)
Sao Martinho SA	UBS AG	Call	BRL	30.09	12/09/13	24,200	(21,836)
SLC Agricola SA	UBS AG	Call	BRL	21.94	12/09/13	16,900	(3,247)
K+S AG	Deutsche Bank AG	Call	EUR	19.37	12/10/13	8,500	(7,354)
Orkla ASA	Deutsche Bank AG	Call	NOK	46.92	12/10/13	24,700	(8,526)
SSE PLC	Deutsche Bank AG	Call	GBP	14.41	12/10/13	14,400	(4,592)
Veolia Environnement SA	Deutsche Bank AG	Call	EUR	13.25	12/10/13	56,700	(28,450)
Acciona SA	Goldman Sachs International	Call	EUR	46.92	12/11/13	1,700	(5,124)
Gamesa Corp. Tecnologica SA	Citibank N.A.	Call	EUR	7.13	12/11/13	18,000	(8,698)
Illovo Sugar Ltd.	Deutsche Bank AG	Call	ZAR	31.54	12/11/13	52,900	(5,381)
Vestas Wind Systems A/S	Deutsche Bank AG	Call	DKK	153.47	12/11/13	7,800	(10,445)
Agrium, Inc.	Barclays Bank PLC	Call	USD	84.92	12/12/13	13,000	(48,148)
Aqua America, Inc.	Deutsche Bank AG	Call	USD	24.70	12/12/13	35,000	(30,542)
Fibria Celulose SA — ADR	Deutsche Bank AG	Call	USD	12.91	12/12/13	4,300	(2,684)
Kingspan Group PLC	UBS AG	Call	EUR	12.49	12/12/13	5,300	(3,067)
Monsanto Co.	Citibank N.A.	Call	USD	106.79	12/12/13	8,400	(17,728)
Nordex SE	Goldman Sachs International	Call	EUR	13.62	12/12/13	1,800	(1,685)
American States Water Co.	UBS AG	Call	USD	28.89	12/13/13	34,100	(21,049)
California Water Service Group	Citibank N.A.	Call	USD	21.81	12/13/13	20,000	(9,979)
Johnson Matthey PLC	UBS AG	Call	GBP	30.29	12/13/13	19,200	(18,182)
Severn Trent PLC	Deutsche Bank AG	Call	GBP	18.94	12/13/13	25,500	(13,156)
Suez Environnement Co.	Deutsche Bank AG	Call	EUR	12.76	12/13/13	4,500	(3,096)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	39

Schedule of Investments (continued)	BlackRock EcoSolutions Investment Trust (BQR)

•	Over-the-counter options written as of October 31, 2013 were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
American Water Works Co., Inc.	Morgan Stanley & Co. International PLC	Call	USD	41.15	12/16/13	5,900	$(10,540)
Deere & Co.	Credit Suisse International	Call	USD	83.61	12/16/13	5,400	(8,441)
Bunge Ltd.	Citibank N.A.	Call	USD	79.17	12/17/13	2,800	(10,016)
Ormat Technologies, Inc.	Citibank N.A.	Call	USD	27.17	12/17/13	7,600	(5,452)
Aegion Corp.	Citibank N.A.	Call	USD	24.00	12/18/13	5,100	(478)
China Water Affairs Group Ltd.	Goldman Sachs International	Call	HKD	3.16	12/18/13	1,000,000	(2,289)
Hyflux Ltd.	Citibank N.A.	Call	SGD	1.19	12/18/13	168,000	(1,751)
Potash Corp. of Saskatchewan, Inc.	Deutsche Bank AG	Call	USD	32.32	12/18/13	14,100	(8,390)
Sinofert Holdings Ltd.	Goldman Sachs International	Call	HKD	1.44	12/18/13	974,000	(1,895)
Tianjin Capital Environmental Protection Group Co. Ltd., Class H	Citibank N.A.	Call	HKD	3.16	12/18/13	902,000	(16,490)
Israel Chemicals Ltd.	Deutsche Bank AG	Call	ILS	30.55	12/19/13	40,500	(16,591)
Novozymes A/S, B Shares	Deutsche Bank AG	Call	DKK	219.75	12/19/13	16,300	(11,524)
Wacker Chemie AG	Morgan Stanley & Co. International PLC	Call	EUR	74.55	12/19/13	2,400	(3,574)
BrasilAgro — Co. Brasileira de Propriedades Agricolas	Deutsche Bank AG	Call	BRL	10.25	1/06/14	39,000	(10,634)
Cresud SACIF y A — ADR	Citibank N.A.	Call	USD	11.55	1/06/14	17,600	(4,242)
Inversiones Aguas Metropolitanas SA	Citibank N.A.	Call	CLP	936.23	1/06/14	225,000	(17,141)
Sao Martinho SA	UBS AG	Call	BRL	31.53	1/06/14	24,200	(16,350)
SLC Agricola SA	Deutsche Bank AG	Call	BRL	21.25	1/06/14	16,900	(7,059)
Roper Industries, Inc.	Citibank N.A.	Call	USD	128.13	1/08/14	4,700	(14,006)
BrasilAgro — Co. Brasileira de Propriedades Agricolas	Deutsche Bank AG	Call	BRL	10.44	1/16/14	39,000	(10,164)

Total							$(1,141,696)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

40	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (concluded)	BlackRock EcoSolutions Investment Trust (BQR)

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Auto Components	$1,213,745	—	—	$1,213,745
Biotechnology	—	$1,421,707	—	1,421,707
Building Products	—	398,652	—	398,652
Chemicals	14,040,661	7,031,087	—	21,071,748
Commercial Services & Supplies	2,106,078	812,916	—	2,918,994
Construction & Engineering	2,010,759	—	—	2,010,759
Electric Utilities	2,220,207	2,266,167	—	4,486,374
Electrical Equipment	1,610,919	2,705,318	—	4,316,237
Electronic Equipment, Instruments & Components	1,982,671	—	—	1,982,671
Food Products	12,576,070	1,589,211	—	14,165,281
Independent Power Producers & Energy Traders	440,583	583,130	—	1,023,713
Machinery	11,600,615	1,267,975	—	12,868,590
Multi-Utilities	—	3,063,229	—	3,063,229
Oil, Gas & Consumable Fuels	2,330,648	1,277,446	—	3,608,094
Paper & Forest Products	247,950	66,127	—	314,077
Real Estate Investment Trusts (REITs)	3,191,912	—	—	3,191,912
Real Estate Management & Development	410,685	—	—	410,685
Road & Rail	476,145	—	—	476,145
Semiconductors & Semiconductor Equipment	762,804	11,304	—	774,108
Water Utilities	14,707,006	13,690,369	—	28,397,375
Rights	6,530	—	—	6,530
Short-Term Securities	7,688,865	—	—	7,688,865

Total	$79,624,853	$36,184,638	—	$115,809,491

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(200,093)	$(1,160,175)	—	$(1,360,268)

[1]    Derivative financial instruments are foreign currency exchange contracts and options written. Foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options written are shown at value.

Certain of the Trust’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash pledged as collateral for options written	$100,000	—	—	$100,000
Liabilities:
Bank overdraft	—	$(7)	—	(7)
Bank overdraft on foreign currency at value	—	(618,881)	—	(618,881)

Total	$100,000	$(618,888)	—	$(518,888)

There were no transfers between Levels during the year ended October 31, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	41

Schedule of Investments October 31, 2013	BlackRock Energy and Resources Trust (BGR) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Energy Equipment & Services — 16.2%
Cameron International Corp. (a)(b)	228,260	$12,522,344
Ensco PLC	289,000	16,660,850
Halliburton Co. (b)	685,700	36,362,671
National Oilwell Varco, Inc.	188,500	15,302,430
Schlumberger Ltd. (b)	505,968	47,419,321
Technip SA	160,900	16,852,517

		145,120,133
Oil, Gas & Consumable Fuels — 77.9%
Anadarko Petroleum Corp. (b)	459,233	43,760,313
BG Group PLC	1,578,000	32,190,957
BP PLC — ADR	286,900	13,340,850
Cairn Energy PLC (a)	2,000,000	9,062,360
Caracal Energy, Inc. (a)	1,400,000	10,774,929
Chevron Corp. (b)	601,428	72,147,303
Cimarex Energy Co. (b)	141,400	14,896,490
Concho Resources, Inc. (a)(b)	64,700	7,156,467
ConocoPhillips (b)	632,100	46,332,930
CONSOL Energy, Inc.	245,721	8,968,816
Enbridge, Inc. (b)	197,000	8,540,162
Eni SpA (b)	746,500	18,951,425
EOG Resources, Inc. (b)	187,500	33,450,000
EQT Corp. (b)	175,632	15,035,855
Exxon Mobil Corp. (b)	730,000	65,422,600
Gulfport Energy Corp. (a)	379,798	22,290,345
Hess Corp.	497,500	40,397,000
Kodiak Oil & Gas Corp. (a)(b)	803,000	10,414,910
Kosmos Energy Ltd. (a)	993,007	10,585,455
Noble Energy, Inc.	708,992	53,124,771
Phillips 66 (b)	220,000	14,174,600

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Pioneer Natural Resources Co. (b)	138,899	$28,443,737
Range Resources Corp.	294,200	22,273,882
Royal Dutch Shell PLC — ADR (b)	470,000	31,330,200
Suncor Energy, Inc. (b)	497,763	18,088,755
TransCanada Corp. (b)	288,000	12,979,542
Whiting Petroleum Corp. (a)	509,600	34,087,144

		698,221,798
Total Long-Term Investments (Cost — $690,535,649) — 94.1%		843,341,931

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (c)(d)	60,810,523	60,810,523
Total Short-Term Securities (Cost — $60,810,523) — 6.8%		60,810,523
Total Investments Before Options Written (Cost — $751,346,172) — 100.9%		904,152,454

Options Written
(Premiums Received — $8,474,085) — (0.7)%		(6,017,213)
Total Investments Net of Options Written — 100.2%		898,135,241
Liabilities in Excess of Other Assets — (0.2)%		(1,500,371)

Net Assets — 100.0%		$896,634,870

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(c)	Represents the current yield as of report date.

(d)	Investments in issuers considered to be an affiliate of the Trust during the year ended October 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at October 31, 2012	Net Activity	Shares/Beneficial Interest Held at October 31, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	4,572,699	56,237,824	60,810,523	$22,416	$108
BlackRock Liquidity Series, LLC Money Market Series	$13,663,321	$(13,663,321)	—	$1,338	—

•

Investments in issuers (whereby the Trust held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the year ended October 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2012	Shares Purchased	Shares Sold	Shares Held at October 31, 2013	Value at October 31, 2013	Income	Realized Loss
Prospect Global Resources, Inc.[1]	2,884,615	—	(2,884,615)	—	—	—	$(6,700,693)

[1]	No longer an affiliated company or held by the Trust as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

42	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Energy and Resources Trust (BGR)

•	Exchange-traded options written as of October 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Chevron Corp.	Call	USD	123.00	11/01/13	109	$(763)
EQT Corp.	Call	USD	85.00	11/04/13	310	(37,738)
EQT Corp.	Call	USD	92.75	11/04/13	305	(149)
Phillips 66	Call	USD	63.50	11/04/13	800	(88,000)
Schlumberger Ltd.	Call	USD	91.00	11/04/13	1,800	(518,400)
ConocoPhillips	Call	USD	72.50	11/08/13	2,220	(269,730)
EOG Resources, Inc.	Call	USD	170.00	11/08/13	760	(777,100)
Eni SpA	Call	EUR	18.00	11/15/13	525	(274,360)
Anadarko Petroleum Corp.	Call	USD	110.00	11/18/13	1,955	(19,550)
Cameron International Corp.	Call	USD	60.00	11/18/13	750	(7,500)
Cameron International Corp.	Call	USD	62.50	11/18/13	750	(5,625)
Cameron International Corp.	Call	USD	67.50	11/18/13	200	(1,000)
Chevron Corp.	Call	USD	120.00	11/18/13	229	(33,663)
Cimarex Energy Co.	Call	USD	105.00	11/18/13	500	(205,000)
Concho Resources, Inc.	Call	USD	115.00	11/18/13	250	(63,750)
Enbridge, Inc.	Call	CAD	45.00	11/18/13	690	(34,743)
Exxon Mobil Corp.	Call	USD	90.00	11/18/13	250	(13,250)
Halliburton Co.	Call	USD	49.00	11/18/13	730	(301,125)
Halliburton Co.	Call	USD	50.00	11/18/13	1,670	(538,575)
Halliburton Co.	Call	USD	52.50	11/18/13	300	(39,450)
Kodiak Oil & Gas Corp.	Call	USD	13.00	11/18/13	3,145	(180,838)
Pioneer Natural Resources Co.	Call	USD	210.00	11/18/13	650	(448,500)
Royal Dutch Shell PLC — ADR	Call	USD	67.50	11/18/13	1,650	(57,750)
Suncor Energy, Inc.	Call	CAD	39.00	11/18/13	875	(27,694)
TransCanada Corp.	Call	CAD	49.00	11/18/13	950	(4,556)
Chevron Corp.	Call	USD	121.00	11/29/13	360	(42,840)
Chevron Corp.	Call	USD	120.00	12/23/13	229	(49,464)
Suncor Energy, Inc.	Call	CAD	40.00	12/23/13	875	(32,729)

Total						$(4,073,842)

•	Over-the-counter options written as of October 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Chevron Corp.	Morgan Stanley & Co. International PLC	Call	USD	126.00	11/04/13	118,000	$(99)
CONSOL Energy, Inc.	Citibank N.A.	Call	USD	36.77	11/04/13	43,000	(14,473)
Exxon Mobil Corp.	Deutsche Bank AG	Call	USD	93.32	11/04/13	206,000	(74)
Exxon Mobil Corp.	Morgan Stanley & Co. International PLC	Call	USD	88.01	11/04/13	24,700	(41,910)
Kosmos Energy Ltd.	Barclays Bank PLC	Call	USD	10.52	11/04/13	46,500	(12,207)
Kosmos Energy Ltd.	Citibank N.A.	Call	USD	11.00	11/04/13	50,000	(3,061)
Range Resources Corp.	Goldman Sachs International	Call	USD	81.34	11/04/13	180,000	(1,026)
BG Group PLC	UBS AG	Call	GBP	12.27	11/05/13	276,000	(214,950)
Ensco PLC	Deutsche Bank AG	Call	USD	57.10	11/05/13	50,500	(41,430)
Technip SA	Deutsche Bank AG	Call	EUR	90.43	11/05/13	14,900	(10)
Cairn Energy PLC	Morgan Stanley & Co. International PLC	Call	GBP	2.79	11/06/13	116,500	(10,756)
Caracal Energy, Inc.	UBS AG	Call	GBP	4.66	11/06/13	245,000	(59,098)
Kosmos Energy Ltd.	Deutsche Bank AG	Call	USD	10.76	11/07/13	64,500	(12,609)
CONSOL Energy, Inc.	Citibank N.A.	Call	USD	37.13	11/11/13	43,000	(18,798)
Kosmos Energy Ltd.	Goldman Sachs International	Call	USD	10.81	11/12/13	58,000	(14,542)
BG Group PLC	UBS AG	Call	GBP	12.27	11/13/13	276,000	(229,587)
Cairn Energy PLC	Morgan Stanley & Co. International PLC	Call	GBP	2.79	11/13/13	116,500	(13,717)
Technip SA	Bank of America N.A.	Call	EUR	90.36	11/13/13	20,700	(299)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	43

Schedule of Investments (continued)	BlackRock Energy and Resources Trust (BGR)

•	Over-the-counter options written as of October 31, 2013 were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Whiting Petroleum Corp.	Morgan Stanley & Co. International PLC	Call	USD	69.50	11/13/13	101,600	$(69,316)
Ensco PLC	Deutsche Bank AG	Call	USD	57.10	11/20/13	50,500	(65,865)
Kosmos Energy Ltd.	Citibank N.A.	Call	USD	10.90	11/20/13	58,000	(17,652)
Whiting Petroleum Corp.	Morgan Stanley & Co. International PLC	Call	USD	69.00	11/20/13	101,600	(118,852)
Covidien PLC	UBS AG	Call	USD	10.98	11/25/13	70,000	(22,485)
Caracal Energy, Inc.	Citibank N.A.	Call	GBP	5.18	11/27/13	123,000	(3,654)
National Oilwell Varco, Inc.	Morgan Stanley & Co. International PLC	Call	USD	83.00	12/02/13	76,000	(86,856)
Noble Energy, Inc.	Deutsche Bank AG	Call	USD	77.06	12/02/13	125,000	(154,026)
Technip SA	Bank of America N.A.	Call	EUR	90.36	12/04/13	20,700	(1,847)
Caracal Energy, Inc.	Citibank N.A.	Call	GBP	5.18	12/06/13	122,000	(5,755)
Noble Energy, Inc.	Deutsche Bank AG	Call	USD	77.83	12/09/13	125,000	(151,553)
Cairn Energy PLC	Morgan Stanley & Co. International PLC	Call	GBP	2.63	12/10/13	116,500	(41,136)
Cairn Energy PLC	Morgan Stanley & Co. International PLC	Call	GBP	2.66	12/17/13	116,500	(36,337)
Hess Corp.	Morgan Stanley & Co. International PLC	Call	USD	81.26	12/19/13	174,200	(429,286)
Cairn Energy PLC	Citibank N.A.	Call	GBP	2.78	1/03/14	234,000	(50,105)

Total							$(1,943,371)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Energy Equipment & Services	$128,267,616	$16,852,517	—	$145,120,133
Oil, Gas & Consumable Fuels	638,017,056	60,204,742	—	698,221,798
Short-Term Securities	60,810,523	—	—	60,810,523

Total	$827,095,195	$77,057,259	—	$904,152,454

See Notes to Financial Statements.

44	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (concluded)	BlackRock Energy and Resources Trust (BGR)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(3,761,595)	$(2,255,618)	—	$(6,017,213)

[1] Derivative financial instruments are options written, which are shown at value.

Certain of the Trust’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$2,930	—	—	$2,930
Foreign currency at value	108,032	—	—	108,032

Total	$110,962	—	—	$110,962

There were no transfers between Levels during the year ended October 31, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	45

Schedule of Investments October 31, 2013	BlackRock Enhanced Capital and Income Fund, Inc. (CII)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.3%
Triumph Group, Inc.	32,500	$2,328,625
Air Freight & Logistics — 0.0%
Royal Mail PLC (a)	11,200	100,566
Airlines — 5.0%
Japan Airlines Co. Ltd.	582,000	33,914,980
Automobiles — 3.6%
Ford Motor Co. (b)	113,800	1,947,118
General Motors Co. (a)(b)	484,200	17,891,190
Renault SA	48,400	4,222,929

		24,061,237
Beverages — 0.7%
PepsiCo, Inc. (b)	56,700	4,767,903
Building Products — 0.7%
Owens Corning (a)(b)	130,900	4,703,237
Capital Markets — 0.5%
Legg Mason, Inc. (b)	91,900	3,535,393
Chemicals — 4.1%
CF Industries Holdings, Inc.	127,200	27,424,320
Commercial Banks — 1.2%
U.S. Bancorp (b)	220,500	8,237,880
Communications Equipment — 2.6%
QUALCOMM, Inc. (b)	251,000	17,436,970
Computers & Peripherals — 3.2%
Apple, Inc. (b)	42,000	21,938,700
Consumer Finance — 1.6%
Discover Financial Services	156,100	8,098,468
Springleaf Holdings, Inc. (a)	137,400	2,793,342

		10,891,810
Diversified Financial Services — 6.1%
Berkshire Hathaway, Inc., Class B (a)	97,200	11,185,776
Citigroup, Inc. (b)	229,530	11,196,473
JPMorgan Chase & Co. (b)	370,600	19,100,724

		41,482,973
Diversified Telecommunication Services — 0.6%
AT&T Inc. (b)	72,400	2,620,880
CenturyLink, Inc. (b)	50,600	1,713,316

		4,334,196
Electric Utilities — 0.3%
The Southern Co. (b)	45,000	1,840,950
Energy Equipment & Services — 1.6%
Ensco PLC (b)	111,000	6,399,150
Noble Corp. (b)	108,800	4,101,760

		10,500,910
Food & Staples Retailing — 3.9%
Metro AG	295,900	13,873,626
Wal-Mart Stores, Inc. (b)	158,200	12,141,850

		26,015,476
Food Products — 0.8%
Unilever NV (b)	141,900	5,636,268
Health Care Providers & Services — 4.2%
Express Scripts Holding Co. (a)(b)	80,000	5,001,600
UnitedHealth Group, Inc. (b)	343,400	23,440,484

		28,442,084
Household Products — 0.7%
Kimberly-Clark Corp. (b)	34,100	3,682,800

Common Stocks	Shares	Value
Household Products (concluded)
The Procter & Gamble Co. (b)	10,700	$864,025

		4,546,825
Industrial Conglomerates — 0.5%
General Electric Co. (b)	125,900	3,291,026
Insurance — 7.2%
The Allstate Corp.	182,500	9,683,450
American International Group, Inc. (b)	760,100	39,259,165

		48,942,615
Internet & Catalog Retail — 2.0%
Expedia, Inc. (b)	229,700	13,524,736
Internet Software & Services — 7.6%eBay, Inc. (a)(b)	193,000	10,173,030
Google, Inc., Class A (a)(b)	39,900	41,120,142

		51,293,172
IT Services — 4.7%
Leidos Holdings, Inc. (b)	398,375	18,759,479
Science Applications International Corp.	232,914	8,210,219
Visa, Inc., Class A (b)	24,300	4,779,081

		31,748,779
Leisure Equipment & Products — 0.4%
Brunswick Corp. (b)	52,700	2,378,351
Media — 4.3%
Comcast Corp., Special Class A (b)	378,000	17,501,400
News Corp. — Class A (a)	292,300	5,144,480
Time Warner, Inc. (b)	21,700	1,491,658
The Walt Disney Co. (b)	72,600	4,979,634

		29,117,172
Metals & Mining — 0.9%
Freeport-McMoRan Copper & Gold, Inc. (b)	168,800	6,205,088
Multi-Utilities — 0.2%
Dominion Resources, Inc. (b)	19,900	1,268,625
Oil, Gas & Consumable Fuels — 11.7%
Chevron Corp. (b)	9,000	1,079,640
Exxon Mobil Corp. (b)	146,000	13,084,520
HollyFrontier Corp. (b)	404,960	18,652,458
Linn Energy LLC (b)	106,800	2,958,360
Marathon Oil Corp. (b)	19,400	684,044
Marathon Petroleum Corp. (b)	73,900	5,295,674
PBF Energy, Inc. (b)	392,900	10,345,057
Suncor Energy, Inc.	736,600	26,775,410

		78,875,163
Pharmaceuticals — 9.3%
Eli Lilly & Co.	129,300	6,441,726
Johnson & Johnson	179,600	16,632,756
Merck & Co., Inc. (b)	275,700	12,431,313
Novartis AG — ADR (b)	43,300	3,357,915
Pfizer, Inc. (b)	770,100	23,626,668

		62,490,378
Real Estate Investment Trusts (REITs) — 1.2%
Annaly Capital Management, Inc.	497,000	5,859,630
Cole Real Estate Investment, Inc.	143,100	2,032,020

		7,891,650
Semiconductors & Semiconductor Equipment — 1.0%
Samsung Electronics Co. Ltd.	7,300	7,047,089
Software — 0.7%
Oracle Corp. (b)	144,400	4,837,400

See Notes to Financial Statements.

46	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Specialty Retail — 0.2%
L Brands, Inc. (b)	18,400	$1,152,024
Wireless Telecommunication Services — 5.0%
Vodafone Group PLC — ADR (b)	911,900	33,576,158
Total Long-Term Investments (Cost — $587,300,794) — 98.6%		665,780,729

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (c)(d)	20,482,532	20,482,532
Total Short-Term Securities (Cost — $20,482,532) — 3.0%		20,482,532

Value
Total Investments Before Options Written (Cost — $607,783,326) — 101.6%	$686,263,261

Options Written
(Premiums Received — $6,091,953) — (1.5)%	(10,388,428)
Total Investments Net of Options Written — 100.1%	675,874,833
Liabilities in Excess of Other Assets — (0.1)%	(402,814)

Net Assets — 100.0%	$675,472,019

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(c)	Represents the current yield as of report date.

(d)	Investments in issuers considered to be an affiliate of the Trust during the year ended October 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2012	Net Activity	Shares Held at October 31, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	23,189,440	(2,706,908)	20,482,532	$20,172	$347

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of October 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ Depreciation
EUR	756,000	USD	1,038,517	Citibank N.A.	11/01/13	$(12,054)
USD	1,112,123	EUR	808,000	Morgan Stanley & Co. International PLC	11/01/13	15,057
Total						$3,003

•	Exchange-traded options written as of October 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Chevron Corp.	Call	USD	121.00	11/01/13	19	$(779)
Chevron Corp.	Call	USD	123.00	11/01/13	18	(126)
Ford Motor Co.	Call	USD	18.00	11/01/13	600	(600)
Oracle Corp.	Call	USD	35.00	11/01/13	200	(200)
General Motors Co.	Call	USD	36.50	11/04/13	185	(10,083)
General Motors Co.	Call	USD	37.50	11/04/13	185	(1,110)
Google, Inc., Class A	Call	USD	895.00	11/04/13	112	(1,526,000)
Pfizer, Inc.	Call	USD	29.00	11/04/13	164	(27,962)
Pfizer, Inc.	Call	USD	29.50	11/04/13	490	(58,800)
Apple, Inc.	Call	USD	515.00	11/08/13	118	(133,635)
AT&T Inc.	Call	USD	35.50	11/08/13	484	(39,688)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	47

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

•	Exchange-traded options written as of October 31, 2013 were as follows: (continued)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Exxon Mobil Corp.	Call	USD	88.00	11/08/13	201	$(37,889)
General Electric Co.	Call	USD	25.00	11/08/13	1,259	(152,339)
Google, Inc., Class A	Call	USD	895.00	11/08/13	1	(13,605)
JPMorgan Chase & Co.	Call	USD	53.50	11/08/13	1,562	(8,591)
QUALCOMM, Inc.	Call	USD	69.50	11/08/13	700	(103,950)
L Brands, Inc.	Call	USD	60.60	11/16/13	184	(47,020)
The Walt Disney Co.	Call	USD	65.50	11/16/13	400	(143,772)
American International Group, Inc.	Call	USD	50.00	11/18/13	950	(204,250)
American International Group, Inc.	Call	USD	52.50	11/18/13	950	(70,300)
AT&T Inc.	Call	USD	35.00	11/18/13	240	(32,280)
CenturyLink, Inc.	Call	USD	34.00	11/18/13	350	(20,125)
Chevron Corp.	Call	USD	120.00	11/18/13	53	(7,791)
Comcast Corp., Special Class A	Call	USD	44.00	11/18/13	645	(156,413)
Comcast Corp., Special Class A	Call	USD	47.00	11/18/13	800	(32,000)
Dominion Resources, Inc.	Call	USD	65.00	11/18/13	199	(8,955)
eBay, Inc.	Call	USD	57.50	11/18/13	260	(1,170)
Ensco PLC	Call	USD	57.50	11/18/13	230	(22,425)
Expedia, Inc.	Call	USD	55.00	11/18/13	450	(189,000)
Express Scripts Holding Co.	Call	USD	67.50	11/18/13	220	(1,210)
Freeport-McMoRan Copper & Gold, Inc.	Call	USD	35.00	11/18/13	484	(93,412)
Freeport-McMoRan Copper & Gold, Inc.	Call	USD	38.00	11/18/13	444	(11,100)
General Motors Co.	Call	USD	37.00	11/18/13	1,138	(87,057)
General Motors Co.	Call	USD	38.00	11/18/13	1,150	(41,975)
HollyFrontier Corp.	Call	USD	45.00	11/18/13	500	(90,000)
HollyFrontier Corp.	Call	USD	48.00	11/18/13	500	(21,250)
Kimberly-Clark Corp.	Call	USD	100.00	11/18/13	341	(283,030)
Legg Mason, Inc.	Call	USD	36.00	11/18/13	150	(38,625)
Legg Mason, Inc.	Call	USD	37.00	11/18/13	355	(59,462)
Leidos Holdings, Inc.	Call	USD	15.00	11/18/13	2,659	(116,331)
Linn Energy LLC	Call	USD	31.00	11/18/13	250	(5,000)
Marathon Oil Corp.	Call	USD	36.00	11/18/13	194	(8,439)
Marathon Petroleum Corp.	Call	USD	72.50	11/18/13	200	(27,500)
Marathon Petroleum Corp.	Call	USD	75.00	11/18/13	200	(12,500)
Merck & Co., Inc.	Call	USD	49.00	11/18/13	692	(1,038)
Merck & Co., Inc.	Call	USD	50.00	11/18/13	698	(2,094)
Noble Corp.	Call	USD	39.00	11/18/13	100	(1,500)
Oracle Corp.	Call	USD	35.00	11/18/13	400	(1,400)
Owens Corning	Call	USD	39.00	11/18/13	440	(3,300)
PBF Energy, Inc.	Call	USD	25.00	11/18/13	210	(35,700)
PepsiCo, Inc.	Call	USD	80.00	11/18/13	311	(132,175)
The Procter & Gamble Co.	Call	USD	80.00	11/18/13	107	(15,140)
QUALCOMM, Inc.	Call	USD	70.00	11/18/13	190	(25,745)
QUALCOMM, Inc.	Call	USD	72.50	11/18/13	492	(24,600)
The Southern Co.	Call	USD	43.00	11/18/13	450	(900)
Time Warner, Inc.	Call	USD	65.00	11/18/13	217	(88,970)
U.S. Bancorp	Call	USD	38.00	11/18/13	482	(6,266)
UnitedHealth Group, Inc.	Call	USD	72.50	11/18/13	411	(1,644)
UnitedHealth Group, Inc.	Call	USD	75.00	11/18/13	410	(820)
Visa, Inc., Class A	Call	USD	200.00	11/18/13	130	(26,780)
Vodafone Group PLC — ADR	Call	USD	36.00	11/18/13	1,650	(193,875)
Apple, Inc.	Call	USD	530.00	11/22/13	113	(94,355)

See Notes to Financial Statements.

48	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

•	Exchange-traded options written as of October 31, 2013 were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Noble Corp.	Call	USD	39.50	11/22/13	263	$(3,945)
Pfizer, Inc.	Call	USD	30.50	11/22/13	2,185	(91,770)
U.S. Bancorp	Call	USD	38.00	11/22/13	730	(15,330)
UnitedHealth Group, Inc.	Call	USD	69.50	11/22/13	75	(5,100)
Noble Corp.	Call	USD	39.00	11/29/13	362	(11,403)
Noble Corp.	Call	USD	39.50	11/29/13	181	(3,801)
Wal-Mart Stores, Inc.	Call	USD	78.00	11/29/13	870	(57,855)
Exxon Mobil Corp.	Call	USD	90.00	12/06/13	101	(8,585)
American International Group, Inc.	Call	USD	55.00	12/23/13	2,280	(119,700)
Brunswick Corp.	Call	USD	47.00	12/23/13	145	(18,125)
eBay, Inc.	Call	USD	55.00	12/23/13	800	(67,200)
Merck & Co., Inc.	Call	USD	46.00	12/23/13	126	(6,300)
Novartis AG — ADR	Call	USD	80.00	12/23/13	120	(7,800)
Owens Corning	Call	USD	40.00	12/23/13	280	(7,000)
Total						$(5,027,965)

•	Over-the-counter options written as of October 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
The Allstate Corp.	Goldman Sachs International	Call	USD	53.18	11/04/13	50,600	$(14,656)
Eli Lilly & Co.	Barclays Bank PLC	Call	USD	54.26	11/04/13	15,000	(1)
Leidos Holdings, Inc.	Morgan Stanley & Co. International PLC	Call	USD	16.15	11/04/13	263,500	(174,084)
Pfizer, Inc.	Deutsche Bank AG	Call	USD	29.39	11/04/13	65,500	(85,774)
Johnson & Johnson	Credit Suisse International	Call	USD	89.62	11/06/13	49,300	(149,150)
Google, Inc., Class A	Morgan Stanley & Co. International PLC	Call	USD	895.00	11/08/13	10,500	(1,428,525)
Ensco PLC	Deutsche Bank AG	Call	USD	55.18	11/11/13	88,000	(231,319)
Leidos Holdings, Inc.	Morgan Stanley & Co. International PLC	Call	USD	15.54	11/11/13	143,000	(181,355)
Pfizer, Inc.	Morgan Stanley & Co. International PLC	Call	USD	29.11	11/12/13	87,000	(136,590)
Suncor Energy, Inc.	Deutsche Bank AG	Call	USD	36.90	11/13/13	202,500	(69,512)
Berkshire Hathaway, Inc., Class B	Deutsche Bank AG	Call	USD	117.29	11/21/13	27,000	(18,565)
Renault SA	UBS AG	Call	EUR	60.50	11/21/13	26,600	(156,041)
Unilever NV	Credit Suisse International	Call	USD	38.04	11/25/13	90,600	(152,208)
Citigroup, Inc.	Bank of America N.A.	Call	USD	49.25	12/02/13	100,000	(92,487)
Comcast Corp., Special Class A	Credit Suisse International	Call	USD	43.47	12/02/13	63,000	(224,778)
Johnson & Johnson	Credit Suisse International	Call	USD	89.62	12/02/13	49,300	(147,284)
Metro AG	Bank of America N.A.	Call	EUR	32.33	12/02/13	105,900	(366,835)
Unilever NV	UBS AG	Call	USD	40.40	12/02/13	51,300	(18,251)
Japan Airlines Co. Ltd.	Morgan Stanley & Co. International PLC	Call	JPY	6,006.33	12/03/13	320,000	(279,585)
Discover Financial Services	Citibank N.A.	Call	USD	52.01	12/04/13	70,600	(89,646)
Suncor Energy, Inc.	Deutsche Bank AG	Call	USD	36.90	12/04/13	202,500	(124,754)
The Allstate Corp.	Citibank N.A.	Call	USD	54.42	12/05/13	49,600	(21,938)
Discover Financial Services	JPMorgan Chase Bank N.A.	Call	USD	55.08	12/05/13	15,200	(5,137)
Vodafone Group PLC — ADR	UBS AG	Call	USD	37.22	12/05/13	168,300	(83,462)
Expedia, Inc.	Citibank N.A.	Call	USD	49.13	12/12/13	68,100	(669,695)
Berkshire Hathaway, Inc., Class B	Morgan Stanley & Co. International PLC	Call	USD	118.16	12/13/13	26,400	(25,117)
Cole Real Estate Investment, Inc.	Citibank N.A.	Call	USD	14.56	12/13/13	39,400	(11,465)
Metro AG	Citibank N.A.	Call	EUR	35.64	12/19/13	56,800	(61,525)
Vodafone Group PLC — ADR	UBS AG	Call	USD	37.22	12/19/13	168,300	(107,678)
Samsung Electronics Co. Ltd.	JPMorgan Chase Bank N.A.	Call	KRW	999,718.32	1/15/14	4,000	(233,046)
Total							$(5,360,463)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	49

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$2,328,625	—	—	$2,328,625
Air Freight & Logistics	100,566	—	—	100,566
Airlines	33,914,980	—	—	33,914,980
Automobiles	19,838,308	$4,222,929	—	24,061,237
Beverages	4,767,903	—	—	4,767,903
Building Products	4,703,237	—	—	4,703,237
Capital Markets	3,535,393	—	—	3,535,393
Chemicals	27,424,320	—	—	27,424,320
Commercial Banks	8,237,880	—	—	8,237,880
Communications Equipment	17,436,970	—	—	17,436,970
Computers & Peripherals	21,938,700	—	—	21,938,700
Consumer Finance	10,891,810	—	—	10,891,810
Diversified Financial Services	41,482,973	—	—	41,482,973
Diversified Telecommunication Services	4,334,196	—	—	4,334,196
Electric Utilities	1,840,950	—	—	1,840,950
Energy Equipment & Services	10,500,910	—	—	10,500,910
Food & Staples Retailing	12,141,850	13,873,626	—	26,015,476
Food Products	5,636,268	—	—	5,636,268
Health Care Providers & Services	28,442,084	—	—	28,442,084
Household Products	4,546,825	—	—	4,546,825
Industrial Conglomerates	3,291,026	—	—	3,291,026
Insurance	48,942,615	—	—	48,942,615
Internet & Catalog Retail	13,524,736	—	—	13,524,736
Internet Software & Services	51,293,172	—	—	51,293,172
IT Services	31,748,779	—	—	31,748,779
Leisure Equipment & Products	2,378,351	—	—	2,378,351
Media	29,117,172	—	—	29,117,172
Metals & Mining	6,205,088	—	—	6,205,088
Multi-Utilities	1,268,625	—	—	1,268,625
Oil, Gas & Consumable Fuels	78,875,163	—	—	78,875,163

See Notes to Financial Statements.

50	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (concluded)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

	Level 1	Level 2	Level 3	Total

Assets: (concluded)
Investments: (concluded)
Long-Term Investments: (concluded)
Common Stocks: (concluded)
Pharmaceuticals	$62,490,378	—	—	$62,490,378
Real Estate Investment Trusts (REITs)	7,891,650	—	—	7,891,650
Semiconductors & Semiconductor Equipment	7,047,089	—	—	7,047,089
Software	4,837,400	—	—	4,837,400
Specialty Retail	1,152,024	—	—	1,152,024
Wireless Telecommunication Services	33,576,158	—	—	33,576,158
Short-Term Securities	20,482,532	—	—	20,482,532

Total	$668,166,706	$18,096,555	—	$686,263,261

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$15,057	—	—	$15,057
Liabilities:
Equity contracts	(4,837,173)	$(5,551,255)	—	(10,388,428)
Foreign currency exchange contracts	(12,054)	—	—	(12,054)

Total	$(4,834,170)	$(5,551,255)	—	$(10,385,425)

[1]    Derivative financial instruments are foreign currency exchange contracts and options written. Foreign currency exchange contracts are value at the unrealized appreciation/ depreciation on the instrument and options written are shown at value.

Certain of the Trust’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency at value	$2,068,537	—	—	$2,068,537
Cash pledged as collateral for options written	700,000	—	—	700,000
Liabilities:
Bank overdraft	—	$(119,260)	—	(119,260)

Total	$2,768,537	$(119,260)	—	$2,649,277

There were no transfers between Levels during the year ended October 31, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	51

Schedule of Investments October 31, 2013	BlackRock Enhanced Equity Dividend Trust (BDJ)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 5.8%
Honeywell International, Inc.	222,700	$19,314,771
Northrop Grumman Corp. (a)	187,800	20,190,378
Raytheon Co.	319,300	26,300,741
United Technologies Corp. (a)	246,200	26,158,750

		91,964,640
Air Freight & Logistics — 1.2%
United Parcel Service, Inc., Class B (a)	191,400	18,803,136
Auto Components — 0.5%
Johnson Controls, Inc. (a)	183,500	8,468,525
Beverages — 2.5%
The Coca-Cola Co.	500,200	19,792,914
Diageo PLC — ADR (a)	155,200	19,801,968

		39,594,882
Chemicals — 3.2%
The Dow Chemical Co. (a)	233,500	9,216,245
EI du Pont de Nemours & Co. (a)	405,500	24,816,600
Olin Corp.	211,800	4,767,618
Praxair, Inc. (a)	93,900	11,710,269

		50,510,732
Commercial Banks — 8.5%
Fifth Third Bancorp (a)	912,200	17,359,166
M&T Bank Corp. (a)	33,800	3,803,514
SunTrust Banks, Inc. (a)	675,740	22,731,894
The Toronto-Dominion Bank	178,100	16,335,332
U.S. Bancorp (a)	647,000	24,171,920
Wells Fargo & Co. (a)	1,182,700	50,489,463

		134,891,289
Communications Equipment — 0.8%
Motorola Solutions, Inc. (a)	198,100	12,385,212
Consumer Finance — 1.4%
American Express Co. (a)	268,100	21,930,580
Containers & Packaging — 0.6%
MeadWestvaco Corp.	292,300	10,186,655
Diversified Financial Services — 4.3%
Citigroup, Inc.	396,000	19,316,880
JPMorgan Chase & Co. (a)	971,600	50,076,264

		69,393,144
Diversified Telecommunication Services — 3.5%
AT&T Inc. (a)	566,900	20,521,780
BCE, Inc.	115,700	5,036,421
Verizon Communications, Inc. (a)	609,500	30,785,845

		56,344,046
Electric Utilities — 2.6%
Duke Energy Corp. (a)	97,566	6,998,409
Edison International (a)	135,200	6,628,856
ITC Holdings Corp. (a)	44,700	4,496,373
NextEra Energy, Inc. (a)	192,000	16,272,000
Northeast Utilities	156,620	6,717,432

		41,113,070
Electrical Equipment — 0.4%
Rockwell Automation, Inc. (a)	54,400	6,006,304
Energy Equipment & Services — 0.6%
Schlumberger Ltd. (a)	99,500	9,325,140
Food & Staples Retailing — 0.6%
Wal-Mart Stores, Inc. (a)	123,900	9,509,325
Food Products — 3.6%
General Mills, Inc. (a)	287,100	14,475,582

Common Stocks	Shares	Value
Food Products (concluded)
Kraft Foods Group, Inc.	149,195	$8,113,224
Mondelez International, Inc., Class A (a)	500,885	16,849,771
Unilever NV (a)	461,100	18,314,892

		57,753,469
Health Care Equipment & Supplies — 0.3%
Abbott Laboratories	149,000	5,445,950
Health Care Providers & Services — 0.5%
Quest Diagnostics, Inc. (a)	126,000	7,548,660
Hotels, Restaurants & Leisure — 1.5%
McDonald’s Corp. (a)	249,700	24,101,044
Household Products — 2.3%
Kimberly-Clark Corp. (a)	142,750	15,417,000
The Procter & Gamble Co. (a)	257,900	20,825,425

		36,242,425
Industrial Conglomerates — 3.6%
3M Co. (a)	127,600	16,058,460
General Electric Co. (a)	1,588,200	41,515,548

		57,574,008
Insurance — 5.7%
ACE Ltd. (a)	174,300	16,635,192
The Chubb Corp. (a)	177,400	16,334,992
MetLife, Inc. (a)	145,850	6,900,164
Prudential Financial, Inc. (a)	357,500	29,096,925
The Travelers Cos., Inc. (a)	261,200	22,541,560

		91,508,833
IT Services — 1.9%
Automatic Data Processing, Inc. (a)	65,060	4,877,548
International Business Machines Corp.	145,200	26,021,292

		30,898,840
Leisure Equipment & Products — 0.6%
Mattel, Inc. (a)	231,700	10,280,529
Machinery — 1.6%
Deere & Co.	312,700	25,591,368
Media — 3.1%
Comcast Corp., Special Class A (a)	862,000	39,910,600
The Walt Disney Co. (a)	130,800	8,971,572

		48,882,172
Metals & Mining — 2.5%
BHP Billiton Ltd. — ADR (a)	388,600	27,470,134
Newmont Mining Corp.	277,000	7,551,020
Southern Copper Corp.	157,377	4,398,687

		39,419,841
Multi-Utilities — 2.6%
Dominion Resources, Inc. (a)	259,700	16,555,875
Public Service Enterprise Group, Inc.	301,265	10,092,378
Sempra Energy (a)	90,000	8,202,600
Wisconsin Energy Corp.	157,700	6,640,747

		41,491,600
Oil, Gas & Consumable Fuels — 13.2%
Chevron Corp. (a)	420,900	50,491,164
ConocoPhillips	121,660	8,917,678
Enbridge, Inc.	506,100	21,939,980
Exxon Mobil Corp. (a)	373,300	33,455,146
Kinder Morgan, Inc. (a)	318,100	11,232,111
Marathon Oil Corp. (a)	389,300	13,726,718
Marathon Petroleum Corp. (a)	184,800	13,242,768
Occidental Petroleum Corp. (a)	172,700	16,593,016

See Notes to Financial Statements.

52	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Phillips 66 (a)	85,450	$5,505,543
Royal Dutch Shell PLC — ADR (a)	61,900	4,126,254
Spectra Energy Corp. (a)	204,000	7,256,280
Total SA — ADR (a)	383,400	23,456,412

		209,943,070
Paper & Forest Products — 0.7%
International Paper Co. (a)	256,150	11,426,851
Pharmaceuticals — 8.3%
AbbVie, Inc. (a)	146,727	7,108,923
Bristol-Myers Squibb Co. (a)	519,700	27,294,644
Johnson & Johnson	302,800	28,042,308
Merck & Co., Inc. (a)	663,500	29,917,215
Pfizer, Inc. (a)	1,293,300	39,678,444

		132,041,534
Real Estate Investment Trusts (REITs) — 0.8%
American Tower Corp. (a)	75,300	5,975,055
Weyerhaeuser Co. (a)	237,200	7,210,880

		13,185,935
Road & Rail — 0.9%
Union Pacific Corp. (a)	93,700	14,186,180
Semiconductors & Semiconductor Equipment — 1.0%
Intel Corp. (a)	660,400	16,133,572
Software — 1.5%
Microsoft Corp. (a)	684,700	24,204,145
Specialty Retail — 2.3%
The Home Depot, Inc. (a)	481,600	37,511,824
Textiles, Apparel & Luxury Goods — 1.1%
VF Corp. (a)	79,800	17,157,000

Common Stocks	Shares	Value
Tobacco — 3.4%
Altria Group, Inc. (a)	253,800	$9,448,974
Lorillard, Inc.	283,500	14,461,335
Philip Morris International, Inc. (a)	331,600	29,552,192

		53,462,501
Water Utilities — 0.7%
American Water Works Co., Inc.	260,900	11,184,783
Total Long-Term Investments (Cost — $1,404,900,335) — 100.2%		1,597,602,814

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (b)(c)	48,920,346	48,920,346
Total Short-Term Securities (Cost — $48,920,346) — 3.1%		48,920,346
Total Investments Before Options Written (Cost — $1,453,820,681) — 103.3%		1,646,523,160

Options Written
(Premiums Received — $12,448,564) — (1.3)%		(20,305,989)
Total Investments Net of Options Written — 102.0%		1,626,217,171
Liabilities in Excess of Other Assets — (2.0)%		(31,993,795)

Net Assets — 100.0%		$1,594,223,376

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(b)	Represents the current yield as of report date.

(c)	Investments in companies considered to be an affiliate of the Trust during the year ended October 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at October 31, 2012	Net Activity	Shares/ Beneficial Interest Held at October 31, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	112,624,435	(63,704,089)	48,920,346	$58,501	$660
BlackRock Liquidity Series, LLC Money Market Series	$4,054,445	$(4,054,445)	—	$202	—

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adivsor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Exchange-traded options written as of October 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
McDonald’s Corp.	Call	USD	99.00	11/01/13	459	$(918)
MetLife, Inc.	Call	USD	50.00	11/01/13	700	(1,400)
American Tower Corp.	Call	USD	76.00	11/04/13	207	(70,380)
Bristol-Myers Squibb Co.	Call	USD	47.00	11/04/13	500	(277,500)
Bristol-Myers Squibb Co.	Call	USD	47.50	11/04/13	1,870	(939,675)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	53

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

•	Exchange-traded options written as of October 31, 2013 were as follows: (continued)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
EI du Pont de Nemours & Co.	Call	USD	60.00	11/04/13	576	$(71,712)
EI du Pont de Nemours & Co.	Call	USD	60.50	11/04/13	574	(43,624)
Pfizer, Inc.	Call	USD	29.00	11/04/13	113	(19,266)
Pfizer, Inc.	Call	USD	29.50	11/04/13	340	(40,800)
The Procter & Gamble Co.	Call	USD	78.00	11/04/13	378	(106,218)
United Technologies Corp.	Call	USD	106.00	11/04/13	708	(38,586)
Wells Fargo & Co.	Call	USD	42.50	11/04/13	1,774	(47,898)
Wells Fargo & Co.	Call	USD	43.00	11/04/13	357	(1,428)
Exxon Mobil Corp.	Call	USD	88.00	11/08/13	513	(96,701)
JPMorgan Chase & Co.	Call	USD	53.50	11/08/13	1,870	(10,285)
Union Pacific Corp.	Call	USD	155.00	11/08/13	282	(6,627)
General Mills, Inc.	Call	USD	49.25	11/16/13	1,579	(218,939)
United Technologies Corp.	Call	USD	112.50	11/16/13	646	(1,973)
VF Corp.	Call	USD	214.00	11/16/13	328	(123,150)
The Walt Disney Co.	Call	USD	65.50	11/16/13	720	(258,789)
AbbVie, Inc.	Call	USD	47.50	11/18/13	311	(46,650)
ACE Ltd.	Call	USD	97.50	11/18/13	434	(15,190)
American Tower Corp.	Call	USD	77.50	11/18/13	207	(50,198)
AT&T Inc.	Call	USD	35.00	11/18/13	550	(73,975)
Automatic Data Processing, Inc.	Call	USD	75.00	11/18/13	357	(28,560)
BHP Billiton Ltd. — ADR	Call	USD	67.50	11/18/13	713	(245,985)
BHP Billiton Ltd. — ADR	Call	USD	70.00	11/18/13	892	(136,030)
Chevron Corp.	Call	USD	120.00	11/18/13	680	(99,960)
The Chubb Corp.	Call	USD	90.00	11/18/13	964	(254,978)
Comcast Corp., Special Class A	Call	USD	44.00	11/18/13	1,480	(358,900)
Comcast Corp., Special Class A	Call	USD	47.00	11/18/13	1,825	(73,000)
Dominion Resources, Inc.	Call	USD	65.00	11/18/13	1,428	(64,260)
The Dow Chemical Co.	Call	USD	40.00	11/18/13	646	(32,946)
The Dow Chemical Co.	Call	USD	41.00	11/18/13	638	(13,398)
EI du Pont de Nemours & Co.	Call	USD	60.00	11/18/13	1,080	(157,680)
Fifth Third Bancorp	Call	USD	19.00	11/18/13	5,017	(130,442)
The Home Depot, Inc.	Call	USD	77.50	11/18/13	661	(81,964)
Intel Corp.	Call	USD	24.00	11/18/13	1,706	(90,418)
International Paper Co.	Call	USD	46.00	11/18/13	353	(7,590)
ITC Holdings Corp.	Call	USD	95.00	11/18/13	245	(147,000)
Johnson Controls, Inc.	Call	USD	44.00	11/18/13	1,010	(249,975)
Kimberly-Clark Corp.	Call	USD	100.00	11/18/13	785	(651,550)
Kinder Morgan, Inc.	Call	USD	37.50	11/18/13	1,525	(9,913)
M&T Bank Corp.	Call	USD	115.00	11/18/13	185	(8,325)
Marathon Petroleum Corp.	Call	USD	72.50	11/18/13	505	(69,438)
Marathon Petroleum Corp.	Call	USD	75.00	11/18/13	505	(31,562)
Mattel, Inc.	Call	USD	44.00	11/18/13	1,274	(101,920)
Merck & Co., Inc.	Call	USD	49.00	11/18/13	1,031	(1,546)
Merck & Co., Inc.	Call	USD	50.00	11/18/13	1,044	(3,132)
MetLife, Inc.	Call	USD	49.00	11/18/13	416	(7,072)
Microsoft Corp.	Call	USD	34.00	11/18/13	475	(70,775)
Microsoft Corp.	Call	USD	35.00	11/18/13	360	(25,920)
Microsoft Corp.	Call	USD	36.00	11/18/13	2,210	(54,145)
Mondelez International, Inc., Class A	Call	USD	33.00	11/18/13	1,845	(212,175)
Mondelez International, Inc., Class A	Call	USD	34.00	11/18/13	910	(53,690)
Motorola Solutions, Inc.	Call	USD	60.00	11/18/13	365	(102,382)
Motorola Solutions, Inc.	Call	USD	62.50	11/18/13	865	(86,068)

See Notes to Financial Statements.

54	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

•	Exchange-traded options written as of October 31, 2013 were as follows: (continued)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
NextEra Energy, Inc.	Call	USD	82.50	11/18/13	264	$(73,260)
NextEra Energy, Inc.	Call	USD	85.00	11/18/13	265	(29,812)
Northrop Grumman Corp.	Call	USD	97.50	11/18/13	467	(481,010)
Occidental Petroleum Corp.	Call	USD	92.50	11/18/13	472	(198,240)
Philip Morris International, Inc.	Call	USD	90.00	11/18/13	320	(18,720)
Phillips 66	Call	USD	60.00	11/18/13	159	(73,140)
Phillips 66	Call	USD	62.50	11/18/13	156	(39,390)
Phillips 66	Call	USD	65.00	11/18/13	154	(16,940)
Praxair, Inc.	Call	USD	125.00	11/18/13	516	(61,920)
The Procter & Gamble Co.	Call	USD	80.00	11/18/13	1,040	(147,160)
Prudential Financial, Inc.	Call	USD	80.00	11/18/13	147	(37,338)
Prudential Financial, Inc.	Call	USD	82.50	11/18/13	1,160	(140,940)
Rockwell Automation, Inc.	Call	USD	110.00	11/18/13	300	(89,250)
Schlumberger Ltd.	Call	USD	90.00	11/18/13	280	(114,800)
Schlumberger Ltd.	Call	USD	95.00	11/18/13	270	(22,545)
Sempra Energy	Call	USD	90.00	11/18/13	131	(26,527)
Spectra Energy Corp.	Call	USD	35.00	11/18/13	567	(39,690)
SunTrust Banks, Inc.	Call	USD	34.00	11/18/13	2,055	(73,980)
Total SA — ADR	Call	USD	60.00	11/18/13	1,248	(190,320)
The Travelers Cos., Inc.	Call	USD	87.50	11/18/13	426	(21,300)
U.S. Bancorp	Call	USD	38.00	11/18/13	1,892	(24,596)
United Parcel Service, Inc., Class B	Call	USD	92.50	11/18/13	1,050	(614,250)
Verizon Communications, Inc.	Call	USD	47.00	11/18/13	771	(273,705)
Verizon Communications, Inc.	Call	USD	49.00	11/18/13	1,528	(258,996)
VF Corp.	Call	USD	210.00	11/18/13	110	(69,300)
Weyerhaeuser Co.	Call	USD	31.00	11/18/13	652	(17,930)
3M Co.	Call	USD	126.00	11/22/13	342	(47,538)
Bristol-Myers Squibb Co.	Call	USD	50.00	11/22/13	500	(140,750)
Pfizer, Inc.	Call	USD	30.50	11/22/13	3,333	(139,986)
U.S. Bancorp	Call	USD	38.00	11/22/13	1,666	(34,986)
Verizon Communications, Inc.	Call	USD	50.00	11/22/13	676	(72,332)
Wells Fargo & Co.	Call	USD	43.50	11/22/13	830	(16,600)
AT&T Inc.	Call	USD	36.00	11/29/13	550	(38,500)
General Electric Co.	Call	USD	26.00	11/29/13	2,650	(151,050)
Intel Corp.	Call	USD	24.50	11/29/13	211	(7,280)
JPMorgan Chase & Co.	Call	USD	53.00	11/29/13	750	(37,500)
Union Pacific Corp.	Call	USD	160.00	11/29/13	233	(4,310)
Wal-Mart Stores, Inc.	Call	USD	78.00	11/29/13	681	(45,287)
Exxon Mobil Corp.	Call	USD	90.00	12/06/13	256	(21,760)
Altria Group, Inc.	Call	USD	36.00	12/23/13	528	(83,160)
Altria Group, Inc.	Call	USD	37.00	12/23/13	180	(16,020)
Altria Group, Inc.	Call	USD	38.00	12/23/13	350	(14,350)
American Express Co.	Call	USD	82.50	12/23/13	717	(130,853)
BHP Billiton Ltd. — ADR	Call	USD	75.00	12/23/13	530	(33,390)
Chevron Corp.	Call	USD	120.00	12/23/13	680	(146,880)
Duke Energy Corp.	Call	USD	72.50	12/23/13	536	(41,540)
Edison International	Call	USD	50.00	12/23/13	743	(48,295)
The Home Depot, Inc.	Call	USD	77.50	12/23/13	795	(185,633)
Marathon Oil Corp.	Call	USD	37.00	12/23/13	372	(17,298)
NextEra Energy, Inc.	Call	USD	87.50	12/23/13	265	(21,200)
Occidental Petroleum Corp.	Call	USD	100.00	12/23/13	476	(65,926)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	55

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

•	Exchange-traded options written as of October 31, 2013 were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Philip Morris International, Inc.	Call	USD	90.00	12/23/13	912	$(130,872)
Philip Morris International, Inc.	Call	USD	92.50	12/23/13	195	(11,505)
Prudential Financial, Inc.	Call	USD	85.00	12/23/13	660	(78,540)
Quest Diagnostics, Inc.	Call	USD	60.00	12/23/13	227	(36,888)
Royal Dutch Shell PLC — ADR	Call	USD	70.00	12/23/13	340	(9,350)
Spectra Energy Corp.	Call	USD	36.00	12/23/13	554	(27,700)
The Travelers Cos., Inc.	Call	USD	87.50	12/23/13	333	(39,128)
Verizon Communications, Inc.	Call	USD	52.50	12/23/13	400	(18,200)

Total						$(11,294,247)

•	Over-the-counter options written as of October 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
3M Co.	Morgan Stanley & Co. International PLC	Call	USD	120.53	11/04/13	36,000	$(196,540)
The Home Depot, Inc.	Morgan Stanley & Co. International PLC	Call	USD	77.85	11/04/13	39,700	(21,111)
Microsoft Corp.	Citibank N.A.	Call	USD	34.23	11/04/13	72,000	(84,959)
NextEra Energy, Inc.	Morgan Stanley & Co. International PLC	Call	USD	81.65	11/04/13	26,300	(81,715)
Pfizer, Inc.	Deutsche Bank AG	Call	USD	29.39	11/04/13	45,300	(59,322)
SunTrust Banks, Inc.	Bank of America N.A.	Call	USD	33.36	11/04/13	85,000	(37,142)
Total SA — ADR	Citibank N.A.	Call	USD	57.69	11/04/13	66,100	(230,952)
Weyerhaeuser Co.	Morgan Stanley & Co. International PLC	Call	USD	29.85	11/04/13	65,200	(41,259)
Johnson & Johnson	Credit Suisse International	Call	USD	89.62	11/06/13	83,200	(251,709)
International Paper Co.	Citibank N.A.	Call	USD	48.52	11/07/13	35,400	(45)
Pfizer, Inc.	Morgan Stanley & Co. International PLC	Call	USD	29.11	11/12/13	287,500	(451,375)
Wisconsin Energy Corp.	Morgan Stanley & Co. International PLC	Call	USD	40.05	11/15/13	86,800	(178,808)
Marathon Oil Corp.	Citibank N.A.	Call	USD	34.52	11/20/13	108,000	(126,014)
Honeywell International, Inc.	Citibank N.A.	Call	USD	84.55	11/22/13	61,200	(146,773)
Kraft Foods Group, Inc.	Morgan Stanley & Co. International PLC	Call	USD	53.61	11/22/13	82,000	(114,024)
Northeast Utilities	Morgan Stanley & Co. International PLC	Call	USD	41.61	11/22/13	46,800	(69,341)
Olin Corp.	Morgan Stanley & Co. International PLC	Call	USD	23.09	11/22/13	58,200	(18,967)
Raytheon Co.	Citibank N.A.	Call	USD	76.06	11/22/13	87,800	(596,353)
AbbVie, Inc.	UBS AG	Call	USD	49.77	11/25/13	49,500	(27,633)
Altria Group, Inc.	Morgan Stanley & Co. International PLC	Call	USD	35.14	11/25/13	33,800	(74,864)
American Express Co.	Morgan Stanley & Co. International PLC	Call	USD	75.40	11/25/13	75,700	(511,226)
American Water Works Co., Inc.	Deutsche Bank AG	Call	USD	41.20	11/25/13	33,700	(56,346)
Diageo PLC — ADR	Citibank N.A.	Call	USD	126.79	11/25/13	42,300	(105,556)
Enbridge, Inc.	Deutsche Bank AG	Call	CAD	43.71	11/25/13	41,000	(58,748)
Lorillard, Inc.	Credit Suisse International	Call	USD	48.71	11/25/13	77,500	(200,348)
Unilever NV	Credit Suisse International	Call	USD	38.04	11/25/13	117,800	(197,904)
Wells Fargo & Co.	Citibank N.A.	Call	USD	41.97	11/25/13	271,100	(241,295)
American Water Works Co., Inc.	Deutsche Bank AG	Call	USD	41.26	12/02/13	78,600	(126,546)
Citigroup, Inc.	Bank of America N.A.	Call	USD	49.25	12/02/13	144,300	(133,459)
Comcast Corp., Special Class A	Credit Suisse International	Call	USD	43.47	12/02/13	143,600	(512,352)
ConocoPhillips	Citibank N.A.	Call	USD	70.69	12/02/13	67,000	(235,416)
Deere & Co.	Credit Suisse International	Call	USD	83.61	12/02/13	86,000	(101,212)
Johnson & Johnson	Credit Suisse International	Call	USD	89.62	12/02/13	83,200	(248,560)
Kinder Morgan, Inc.	Credit Suisse International	Call	USD	36.19	12/02/13	22,000	(10,625)
Lorillard, Inc.	Citibank N.A.	Call	USD	45.65	12/02/13	78,400	(420,616)
Olin Corp.	Morgan Stanley & Co. International PLC	Call	USD	22.98	12/02/13	58,200	(26,661)
The Toronto-Dominion Bank	Citibank N.A.	Call	USD	92.14	12/02/13	47,300	(53,426)
The Toronto-Dominion Bank	Credit Suisse International	Call	USD	90.18	12/02/13	50,600	(113,069)

See Notes to Financial Statements.

56	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

•	Over-the-counter options written as of October 31, 2013 were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Unilever NV	UBS AG	Call	USD	40.40	12/02/13	47,500	$(16,899)
Diageo PLC — ADR	Citibank N.A.	Call	USD	132.87	12/04/13	43,000	(25,620)
Abbott Laboratories	Citibank N.A.	Call	USD	37.41	12/05/13	82,000	(30,256)
Northrop Grumman Corp.	Morgan Stanley & Co. International PLC	Call	USD	102.23	12/05/13	45,600	(256,585)
SunTrust Banks, Inc.	Citibank N.A.	Call	USD	34.85	12/05/13	81,000	(23,771)
Total SA — ADR	JPMorgan Chase Bank N.A.	Call	USD	62.75	12/05/13	19,900	(11,710)
Public Service Enterprise Group, Inc.	Deutsche Bank AG	Call	USD	34.22	12/06/13	28,300	(6,351)
Public Service Enterprise Group, Inc.	Morgan Stanley & Co. International PLC	Call	USD	33.51	12/06/13	14,365	(6,509)
American Water Works Co., Inc.	Citibank N.A.	Call	USD	43.69	12/09/13	15,400	(6,043)
BCE, Inc.	Citibank N.A.	Call	USD	43.90	12/09/13	63,600	(28,107)
Enbridge, Inc.	Citibank N.A.	Call	CAD	42.46	12/09/13	237,200	(623,342)
Intel Corp.	Citibank N.A.	Call	USD	23.38	12/09/13	171,500	(187,793)
General Electric Co.	Morgan Stanley & Co. International PLC	Call	USD	26.32	12/10/13	304,200	(151,063)
Honeywell International, Inc.	Citibank N.A.	Call	USD	84.55	12/10/13	61,200	(174,056)
ACE Ltd.	Morgan Stanley & Co. International PLC	Call	USD	94.94	12/11/13	52,400	(109,432)
Sempra Energy	Morgan Stanley & Co. International PLC	Call	USD	88.06	12/11/13	36,400	(172,527)
Northeast Utilities	Citibank N.A.	Call	USD	41.73	12/12/13	39,300	(47,716)
The Travelers Cos., Inc.	Morgan Stanley & Co. International PLC	Call	USD	85.85	12/12/13	67,700	(112,366)
American Water Works Co., Inc.	Morgan Stanley & Co. International PLC	Call	USD	41.15	12/16/13	15,700	(28,046)
Deere & Co.	Credit Suisse International	Call	USD	83.61	12/16/13	86,000	(134,438)
General Electric Co.	Morgan Stanley & Co. International PLC	Call	USD	26.32	12/16/13	304,200	(163,778)
Public Service Enterprise Group, Inc.	Morgan Stanley & Co. International PLC	Call	USD	34.05	12/18/13	123,000	(43,856)
Raytheon Co.	Morgan Stanley & Co. International PLC	Call	USD	77.99	12/19/13	87,800	(489,207)
Total							$(9,011,742)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	57

Schedule of Investments (concluded)	BlackRock Enhanced Equity Dividend Trust (BDJ)

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$1,597,602,814	—	—	$1,597,602,814
Short-Term Securities	48,920,346	—	—	48,920,346

Total	$1,646,523,160	—	—	$1,646,523,160

[1] See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(10,691,394)	$(9,614,595)	—	$(20,305,989)

[2] Derivative financial instruments are options written, which are shown at value.

Certain of the Trust’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$7,623	—	—	$7,623
Foreign currency at value	1,487	—	—	1,487
Cash pledged as collateral for options written	100,000	—	—	100,000

Total	$109,110	—	—	$109,110

There were no transfers between Levels during the year ended October 31, 2013.

See Notes to Financial Statements.

58	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments October 31, 2013	BlackRock Global Opportunities Equity Trust (BOE)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.3%
Treasury Wine Estates Ltd.	935,448	$4,154,374
Belgium — 1.7%
Anheuser-Busch InBev NV	195,659	20,282,815
Brazil — 1.0%
Vale SA — ADR	705,600	11,296,656
China — 1.6%
21Vianet Group, Inc. — ADR (a)(b)	310,824	5,594,832
Anhui Conch Cement Co. Ltd., Class H	1,944,560	6,784,515
SINA Corp. (a)(b)	68,700	5,740,572

		18,119,919
France — 8.5%
AXA SA	513,100	12,784,161
BNP Paribas SA	139,380	10,282,542
Kering	38,100	8,634,664
Rexel SA	268,200	6,718,565
Schneider Electric SA	168,800	14,204,194
Societe Generale SA	178,400	10,077,775
Technip SA	117,037	12,258,347
Valeo SA	81,886	8,132,898
Vivendi SA	604,700	15,310,905

		98,404,051
Germany — 1.8%
Daimler AG	188,000	15,392,532
Telefonica Deutschland Holding AG	651,019	5,128,131

		20,520,663
Hong Kong — 2.2%
AIA Group Ltd.	1,712,700	8,696,805
Melco Crown Entertainment Ltd.— ADR (a)	345,600	11,460,096
Samsonite International SA	2,008,100	5,489,043

		25,645,944
Indonesia — 1.3%
Global Mediacom Tbk PT	29,625,500	5,017,912
Matahari Department Store Tbk PT (a)	8,998,500	9,818,723

		14,836,635
Ireland — 1.5%
CRH PLC	343,700	8,393,142
Green REIT PLC (a)	5,625,299	9,165,332

		17,558,474
Italy — 1.6%
Banca Generali SpA	378,000	9,889,968
Mediaset SpA (a)(b)	1,670,200	8,340,491

		18,230,459
Japan — 7.6%
Kenedix Realty Investment Corp. — REIT	1,043	4,685,384
Nabtesco Corp.	375,100	9,155,260
Shinsei Bank Ltd.	4,193,000	9,817,098
SoftBank Corp.	169,600	12,665,543
Sony Corp.	584,900	10,203,397
Sumitomo Mitsui Financial Group, Inc.	240,300	11,615,115
Tokyo Tatemono Co. Ltd.	995,000	9,279,111
Tokyu Fudosan Holdings Corp. (a)	496,500	4,877,647
Toyota Motor Corp.	185,600	12,033,968
Yahoo! Japan Corp.	846,200	3,932,812

		88,265,335
Mexico — 0.9%
Fomento Economico Mexicano SAB de CV — ADR (b)	108,300	10,104,390

Common Stocks	Shares	Value
Netherlands — 1.1%
Randstad Holding NV	207,317	$12,768,431
New Zealand — 0.7%
Xero Ltd. (Acquired 10/15/13, Cost $5,317,368) (a)(c)	350,000	7,690,084
Russia — 1.7%
Eurasia Drilling Co. Ltd. — GDR	281,739	11,931,647
Yandex NV (a)(b)	224,600	8,278,756

		20,210,403
South Korea — 0.4%
Samsung Heavy Industries Co. Ltd.	137,400	5,038,094
Spain — 3.2%
Cie Automotive SA	958,086	10,406,767
NH Hoteles SA (a)	3,075,278	16,075,573
Sacyr SA (a)	1,999,515	10,761,227

		37,243,567
Sweden — 2.4%
SKF AB, B Shares	435,300	11,534,017
Svenska Cellulosa AB, B Shares	559,827	15,871,770

		27,405,787
Switzerland — 4.7%
Glencore Xstrata PLC	2,417,300	13,155,582
Novartis AG	229,500	17,814,383
Roche Holding AG	83,400	23,063,054

		54,033,019
Thailand — 0.7%
PTT Global Chemical PCL	3,432,300	8,655,432
United Kingdom — 10.5%
APR Energy PLC	525,118	9,766,974
ASOS PLC (a)	35,000	3,181,763
Aveva Group PLC	194,216	8,047,291
Barclays PLC — ADR (b)	92,569	1,556,085
Blinkx PLC (a)	2,760,000	7,253,308
Crest Nicholson Holdings PLC (a)	2,178,678	13,519,143
esure Group PLC	1,864,890	6,772,774
Foxtons Group PLC (a)	1,621,766	8,288,645
Liberty Global PLC, Class A (a)	67,730	5,308,000
Lloyds Banking Group PLC (a)	6,989,600	8,644,793
Partnership Assurance Group PLC (a)	1,406,900	9,203,829
Perform Group PLC (a)	1,313,498	11,794,040
Platform Acquisition Holdings Ltd. (a)	628,366	6,569,567
TCS Group Holding PLC (a)	395,900	6,787,705
Vodafone Group PLC — ADR (b)	195,600	7,201,992
William Hill PLC	1,208,000	7,765,119

		121,661,028
United States — 44.4%
AbbVie, Inc. (b)	181,023	8,770,564
Acuity Brands, Inc. (b)	86,000	8,643,860
Adobe Systems, Inc. (a)	121,100	6,563,620
Amgen, Inc.	53,900	6,252,400
Apple, Inc. (b)	51,790	27,052,506
Autodesk, Inc. (a)(b)	138,800	5,539,508
Axiall Corp. (b)	295,300	11,484,217
BankUnited, Inc.	242,100	7,449,417
The Boeing Co. (b)	48,500	6,329,250
Cabot Oil & Gas Corp. (b)	295,000	10,419,400
CBS Corp., Class B	147,800	8,740,892
Celgene Corp. (a)	61,800	9,176,682
Citigroup, Inc. (b)	283,261	13,817,472

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	59

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (concluded)
Concho Resources, Inc. (a)(b)	92,800	$10,264,608
Crown Holdings, Inc. (a)(b)	162,200	7,071,920
CSX Corp. (b)	436,200	11,367,372
Discovery Communications, Inc., Class A (a)	105,100	9,345,492
Eastman Chemical Co. (b)	119,100	9,383,889
Eaton Corp. PLC (b)	143,100	10,097,136
eBay, Inc. (a)(b)	225,200	11,870,292
Facebook, Inc., Class A (a)(b)	323,600	16,264,136
Flowserve Corp.	185,700	12,900,579
General Motors Co. (a)(b)	281,600	10,405,120
Genworth Financial, Inc., Class A (a)(b)	851,200	12,367,936
Gilead Sciences, Inc. (a)(b)	177,201	12,579,499
Google, Inc., Class A (a)(b)	35,393	36,475,318
The Hain Celestial Group, Inc. (a)(b)	127,941	10,648,529
Hertz Global Holdings, Inc. (a)	532,300	12,221,608
International Paper Co. (b)	224,100	9,997,101
JPMorgan Chase & Co. (b)	195,805	10,091,790
Kennedy-Wilson Holdings, Inc.	663,600	13,298,544
Las Vegas Sands Corp. (b)	113,600	7,976,992
Lowe’s Cos., Inc.	182,300	9,074,894
Mondelez International, Inc., Class A (b)	356,500	11,992,660
National Oilwell Varco, Inc.	160,000	12,988,800
Oasis Petroleum, Inc. (a)(b)	258,722	13,776,947
Ralph Lauren Corp. (b)	48,300	8,000,412
Roper Industries, Inc. (b)	140,300	17,791,443
Rowan Cos. PLC, Class A (a)	334,945	12,084,816
Sensata Technologies Holding NV (a)	148,000	5,569,240
ServiceNow, Inc. (a)(b)	187,100	10,217,531
United Rentals, Inc. (a)(b)	195,748	12,643,363
US Airways Group, Inc. (a)(b)	224,100	4,923,477
Visa, Inc., Class A (b)	60,300	11,859,201
Whirlpool Corp. (b)	44,100	6,439,041
WisdomTree Investments, Inc. (a)(b)	916,500	12,739,350

		514,968,824
Total Common Stocks — 99.8%		1,157,094,384

Warrants (d)	Shares	Value
United Kingdom — 0.0%
Platform Acquisition Holdings Ltd., Expires 7/31/20 (a)	269,302	$—
Total Long Term Investments (Cost — $1,017,990,297) — 99.8%		1,157,094,384

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (e)(f)	36,387,584	36,387,584
Total Short-Term Securities (Cost — $36,387,584) — 3.2%		36,387,584
Total Investments Before Options Written (Cost — $1,054,377,881) — 103.0%		1,193,481,968

Options Written
(Premiums Received — $15,614,350) — (1.7)%		(19,864,084)
Total Investments Net of Options Written — 101.3%		1,173,617,884
Liabilities in Excess of Other Assets — (1.3)%		(14,545,617)

Net Assets — 100.0%		$1,159,072,267

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(c)	Restricted security as to resale. As of October 31, 2013 the Trust held 0.7% of its net assets, with a current market value of $7,690,084 and an original cost of $5,317,368, in this security.

(d)	Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(e)	Represents the current yield as of report date.

(f)	Investments in issuers considered to be an affiliate of the Trust during the year ended October 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2012	Net Activity	Shares Held at October 31, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	54,961,782	(18,574,198)	36,387,584	$31,928	$395

See Notes to Financial Statements.

60	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

•	Foreign currency exchange contracts as of October 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	36,000	USD	49,453	Citibank N.A.	11/01/13	$(574)
GBP	19,000	USD	30,463	Citibank N.A.	11/01/13	2
USD	33,751	GBP	21,000	Deutsche Bank AG	11/01/13	79
USD	3,594,284	JPY	351,736,644	Canadian Imperial Bank of Commerce	11/01/13	17,180
EUR	69,000	USD	93,810	UBS AG	11/04/13	(124)
USD	5,318	EUR	3,894	Deutsche Bank AG	11/04/13	30
USD	245,913	GBP	153,370	Deutsche Bank AG	11/04/13	6
CHF	5,881,997	USD	6,492,987	Canadian Imperial Bank of Commerce	11/05/13	(10,162)
EUR	451,301	USD	613,455	Deutsche Bank AG	11/05/13	(692)
USD	2,886,016	JPY	283,724,206	Canadian Imperial Bank of Commerce	11/05/13	517
Total						$6,262

•	Exchange-traded options written as of October 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
General Motors Co.	Call	USD	36.50	11/04/13	360	$(19,620)
General Motors Co.	Call	USD	37.50	11/04/13	360	(2,160)
Google, Inc., Class A	Call	USD	895.00	11/04/13	97	(1,321,625)
SINA Corp.	Call	USD	88.00	11/04/13	125	(375)
SINA Corp.	Call	USD	92.50	11/04/13	126	(567)
Apple, Inc.	Call	USD	515.00	11/08/13	81	(91,732)
JPMorgan Chase & Co.	Call	USD	53.50	11/08/13	754	(4,147)
Mediaset SpA	Call	EUR	3.50	11/15/13	235	(77,551)
Mediaset SpA	Call	EUR	3.60	11/15/13	235	(54,389)
21Vianet Group, Inc. — ADR	Call	USD	17.50	11/18/13	686	(73,745)
AbbVie, Inc.	Call	USD	47.50	11/18/13	289	(43,350)
Acuity Brands, Inc.	Call	USD	100.00	11/18/13	330	(72,600)
Apple, Inc.	Call	USD	540.00	11/18/13	126	(44,100)
Autodesk, Inc.	Call	USD	42.00	11/18/13	764	(11,078)
Axiall Corp.	Call	USD	42.50	11/18/13	812	(18,270)
The Boeing Co.	Call	USD	120.00	11/18/13	266	(283,955)
Cabot Oil & Gas Corp.	Call	USD	40.00	11/18/13	420	(2,100)
Concho Resources, Inc.	Call	USD	120.00	11/18/13	229	(32,633)
Concho Resources, Inc.	Call	USD	125.00	11/18/13	125	(10,000)
Eastman Chemical Co.	Call	USD	80.00	11/18/13	491	(54,010)
Eastman Chemical Co.	Call	USD	82.50	11/18/13	164	(7,380)
Eaton Corp. PLC	Call	USD	72.50	11/18/13	459	(22,950)
eBay, Inc.	Call	USD	57.50	11/18/13	1,435	(6,457)
Facebook, Inc., Class A	Call	USD	50.00	11/18/13	732	(150,426)
Fomento Economico Mexicano SAB de CV — ADR	Call	USD	105.00	11/18/13	333	(13,320)
General Motors Co.	Call	USD	37.00	11/18/13	408	(31,212)
General Motors Co.	Call	USD	38.00	11/18/13	420	(15,330)
Genworth Financial, Inc., Class A	Call	USD	13.00	11/18/13	2,420	(376,310)
Gilead Sciences, Inc.	Call	USD	65.00	11/18/13	756	(468,720)
The Hain Celestial Group, Inc.	Call	USD	80.00	11/18/13	175	(84,000)
The Hain Celestial Group, Inc.	Call	USD	85.00	11/18/13	175	(32,812)
International Paper Co.	Call	USD	46.00	11/18/13	616	(13,244)
Las Vegas Sands Corp.	Call	USD	67.50	11/18/13	204	(66,300)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	61

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

•	Exchange-traded options written as of October 31, 2013 were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Las Vegas Sands Corp.	Call	USD	70.00	11/18/13	204	$(32,028)
Mondelez International, Inc., Class A	Call	USD	33.00	11/18/13	1,313	(150,995)
Mondelez International, Inc., Class A	Call	USD	34.00	11/18/13	650	(38,350)
Oasis Petroleum, Inc.	Call	USD	45.00	11/18/13	295	(258,125)
Oasis Petroleum, Inc.	Call	USD	50.00	11/18/13	295	(123,900)
Ralph Lauren Corp.	Call	USD	170.00	11/18/13	185	(67,525)
Ralph Lauren Corp.	Call	USD	175.00	11/18/13	80	(16,800)
Roper Industries, Inc.	Call	USD	135.00	11/18/13	310	(7,750)
ServiceNow, Inc.	Call	USD	55.00	11/18/13	514	(79,670)
SINA Corp.	Call	USD	95.00	11/18/13	127	(10,223)
United Rentals, Inc.	Call	USD	57.50	11/18/13	552	(400,200)
US Airways Group, Inc.	Call	USD	23.00	11/18/13	300	(15,900)
Visa, Inc., Class A	Call	USD	205.00	11/18/13	330	(25,740)
Whirlpool Corp.	Call	USD	150.00	11/18/13	245	(33,565)
WisdomTree Investments, Inc.	Call	USD	12.50	11/18/13	1,900	(280,250)
Yandex NV	Call	USD	39.00	11/18/13	121	(5,445)
Apple, Inc.	Call	USD	530.00	11/22/13	78	(65,130)
Citigroup, Inc.	Call	USD	52.00	11/22/13	565	(5,650)
Eaton Corp. PLC	Call	USD	72.00	11/22/13	370	(34,225)
US Airways Group, Inc.	Call	USD	22.00	11/22/13	625	(65,312)
Facebook, Inc., Class A	Call	USD	54.00	11/29/13	1,040	(119,080)
US Airways Group, Inc.	Call	USD	23.50	11/29/13	300	(15,600)
Gilead Sciences, Inc.	Call	USD	72.50	12/06/13	218	(34,117)
Mediaset SpA	Call	EUR	4.00	12/20/13	425	(138,064)
Acuity Brands, Inc.	Call	USD	105.00	12/23/13	142	(28,755)
Axiall Corp.	Call	USD	45.00	12/23/13	250	(9,375)
Cabot Oil & Gas Corp.	Call	USD	37.50	12/23/13	200	(13,500)
Crown Holdings, Inc.	Call	USD	42.00	12/23/13	450	(96,750)
Genworth Financial, Inc., Class A	Call	USD	15.00	12/23/13	2,220	(88,800)
Total						$(5,767,292)

•	Over-the-counter options written as of October 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
21Vianet Group, Inc. — ADR	UBS AG	Call	USD	17.16	11/04/13	67,600	$(64,194)
AbbVie, Inc.	Morgan Stanley & Co. International PLC	Call	USD	46.07	11/04/13	70,600	(168,028)
Amgen, Inc.	Goldman Sachs International	Call	USD	118.12	11/04/13	29,600	(20,294)
Concho Resources, Inc.	Morgan Stanley & Co. International PLC	Call	USD	105.56	11/04/13	15,500	(85,397)
Flowserve Corp.	Goldman Sachs International	Call	USD	63.64	11/04/13	51,000	(297,502)
Vale SA — ADR	Deutsche Bank AG	Call	USD	17.21	11/04/13	146,500	(1,055)
AXA SA	Bank of America N.A.	Call	EUR	17.91	11/05/13	141,000	(98,402)
Cie Automotive SA	Goldman Sachs International	Call	EUR	7.62	11/05/13	44,000	(23,052)
Glencore Xstrata PLC	Deutsche Bank AG	Call	GBP	3.41	11/05/13	665,000	(34,632)
Lloyds Banking Group PLC	Goldman Sachs International	Call	GBP	0.76	11/05/13	2,570,000	(71,909)
Sacyr SA	UBS AG	Call	EUR	3.63	11/05/13	441,000	(202,091)
Technip SA	Deutsche Bank AG	Call	EUR	90.43	11/05/13	23,800	(16)
Blinkx PLC	Morgan Stanley & Co. International PLC	Call	GBP	1.63	11/06/13	387,400	(24,215)
Crest Nicholson Holdings PLC	Goldman Sachs International	Call	GBP	3.47	11/06/13	21,667	(13,872)
Crest Nicholson Holdings PLC	Goldman Sachs International	Call	GBP	3.50	11/06/13	37,088	(21,904)
Daimler AG	Goldman Sachs International	Call	EUR	57.04	11/06/13	18,100	(80,651)
Kennedy-Wilson Holdings, Inc.	UBS AG	Call	USD	19.41	11/06/13	35,700	(22,808)

See Notes to Financial Statements.

62	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

•	Over-the-counter options written as of October 31, 2013 were as follows: (continued)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Novartis AG	UBS AG	Call	CHF	70.55	11/06/13	99,000	$(58,257)
Vivendi SA	Citibank N.A.	Call	EUR	17.63	11/06/13	107,000	(151,782)
Cabot Oil & Gas Corp.	Morgan Stanley & Co. International PLC	Call	USD	38.70	11/07/13	100,000	(804)
Hertz Global Holdings, Inc.	Deutsche Bank AG	Call	USD	26.59	11/07/13	292,800	(600)
International Paper Co.	Citibank N.A.	Call	USD	48.52	11/07/13	61,600	(79)
Google, Inc., Class A	Morgan Stanley & Co. International PLC	Call	USD	895.00	11/08/13	10,000	(1,360,500)
21Vianet Group, Inc. — ADR	UBS AG	Call	USD	17.33	11/11/13	68,600	(71,605)
Flowserve Corp.	Citibank N.A.	Call	USD	64.26	11/11/13	51,000	(272,414)
Anhui Conch Cement Co. Ltd., Class H	Citibank N.A.	Call	HKD	26.13	11/12/13	500,000	(76,081)
Celgene Corp.	Barclays Bank PLC	Call	USD	156.57	11/12/13	33,900	(33,013)
Kenedix Realty Investment Corp. — REIT	Morgan Stanley & Co. International PLC	Call	JPY	465,942.73	11/12/13	150	(9,250)
Nabtesco Corp.	Citibank N.A.	Call	JPY	2,396.52	11/12/13	73,900	(34,408)
SoftBank Corp.	Goldman Sachs International	Call	JPY	6,850.99	11/12/13	93,300	(522,599)
Sony Corp.	Goldman Sachs International	Call	JPY	2,106.68	11/12/13	321,600	(54)
Sumitomo Mitsui Financial Group, Inc.	Goldman Sachs International	Call	JPY	4,940.31	11/12/13	132,100	(35,330)
Tokyo Tatemono Co. Ltd.	Goldman Sachs International	Call	JPY	929.81	11/12/13	358,000	(91,892)
Toyota Motor Corp.	Goldman Sachs International	Call	JPY	6,534.08	11/12/13	102,100	(60,155)
Treasury Wine Estates Ltd.	Citibank N.A.	Call	AUD	4.58	11/12/13	326,500	(56,007)
Yahoo! Japan Corp.	Morgan Stanley & Co. International PLC	Call	JPY	579.30	11/12/13	465,400	(1,279)
Aveva Group PLC	Morgan Stanley & Co. International PLC	Call	GBP	26.51	11/13/13	31,000	(4,626)
Blinkx PLC	Morgan Stanley & Co. International PLC	Call	GBP	1.63	11/13/13	387,400	(33,409)
Kering	Morgan Stanley & Co. International PLC	Call	EUR	171.18	11/13/13	21,000	(37,368)
Melco Crown Entertainment Ltd. — ADR	Deutsche Bank AG	Call	USD	31.57	11/13/13	120,100	(265,667)
Randstad Holding NV	Goldman Sachs International	Call	EUR	41.27	11/13/13	28,800	(165,964)
Svenska Cellulosa AB, B Shares	Goldman Sachs International	Call	SEK	164.28	11/13/13	154,000	(462,608)
Technip SA	Bank of America N.A.	Call	EUR	90.36	11/13/13	14,500	(210)
Blinkx PLC	Morgan Stanley & Co. International PLC	Call	GBP	1.59	11/20/13	383,800	(53,299)
Sensata Technologies Holding NV	Goldman Sachs International	Call	USD	39.29	11/20/13	40,700	(8,922)
AXA SA	Bank of America N.A.	Call	EUR	17.91	11/21/13	141,000	(132,625)
Crest Nicholson Holdings PLC	UBS AG	Call	GBP	3.70	11/21/13	100,000	(33,996)
Eurasia Drilling Co. Ltd. — GDR	Morgan Stanley & Co. International PLC	Call	USD	40.27	11/21/13	73,100	(165,214)
Glencore Xstrata PLC	Goldman Sachs International	Call	GBP	3.48	11/21/13	665,000	(44,347)
NH Hoteles SA	Goldman Sachs International	Call	EUR	4.18	11/21/13	266,000	(13,755)
Sacyr SA	Goldman Sachs International	Call	EUR	3.70	11/21/13	329,300	(138,448)
Schneider Electric SA	Morgan Stanley & Co. International PLC	Call	EUR	65.33	11/21/13	92,800	(43,871)
Societe Generale SA	Citibank N.A.	Call	EUR	38.61	11/21/13	49,000	(226,801)
Telefonica Deutschland Holding AG	Goldman Sachs International	Call	EUR	5.96	11/21/13	374,000	(47,675)
Valeo SA	Morgan Stanley & Co. International PLC	Call	EUR	66.24	11/21/13	26,500	(247,447)
William Hill PLC	Goldman Sachs International	Call	GBP	4.22	11/21/13	332,200	(6,104)
Discovery Communications, Inc., Class A	UBS AG	Call	USD	85.91	11/22/13	57,800	(230,867)
Kennedy-Wilson Holdings, Inc.	Citibank N.A.	Call	USD	18.75	11/22/13	39,500	(51,201)
Sensata Technologies Holding NV	Goldman Sachs International	Call	USD	39.32	11/22/13	40,700	(9,790)
Crown Holdings, Inc.	UBS AG	Call	USD	42.24	11/25/13	45,200	(79,744)
Melco Crown Entertainment Ltd. — ADR	Deutsche Bank AG	Call	USD	31.57	11/25/13	120,100	(316,120)
SKF AB, B Shares	JPMorgan Chase Bank N.A.	Call	SEK	183.21	11/25/13	178,900	(11,385)
The Hain Celestial Group, Inc.	Deutsche Bank AG	Call	USD	82.42	11/26/13	35,000	(147,135)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	63

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

•	Over-the-counter options written as of October 31, 2013 were as follows: (continued)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Blinkx PLC	Morgan Stanley & Co. International PLC	Call	GBP	1.59	11/27/13	383,800	$(58,879)
Lloyds Banking Group PLC	JPMorgan Chase Bank N.A.	Call	GBP	0.76	11/27/13	1,274,200	(62,353)
NH Hoteles SA	Goldman Sachs International	Call	EUR	4.17	11/27/13	104,000	(6,912)
BankUnited, Inc.	Citibank N.A.	Call	USD	31.75	12/02/13	67,000	(27,595)
Citigroup, Inc.	Bank of America N.A.	Call	USD	49.25	12/02/13	52,500	(48,556)
CSX Corp.	Bank of America N.A.	Call	USD	26.16	12/02/13	66,300	(31,506)
CSX Corp.	Citibank N.A.	Call	USD	25.95	12/02/13	86,400	(48,779)
Las Vegas Sands Corp.	Morgan Stanley & Co. International PLC	Call	USD	72.37	12/02/13	21,600	(25,856)
National Oilwell Varco, Inc.	Morgan Stanley & Co. International PLC	Call	USD	82.93	12/02/13	88,000	(107,795)
AIA Group Ltd.	Goldman Sachs International	Call	HKD	38.81	12/03/13	942,000	(152,462)
Kenedix Realty Investment Corp. — REIT	Bank of America N.A.	Call	JPY	462,308.68	12/03/13	160	(19,864)
Kennedy-Wilson Holdings, Inc.	Morgan Stanley & Co. International PLC	Call	USD	18.90	12/03/13	76,500	(90,231)
Samsonite International SA	Morgan Stanley & Co. International PLC	Call	HKD	22.59	12/03/13	549,000	(25,978)
Shinsei Bank Ltd.	Morgan Stanley & Co. International PLC	Call	JPY	225.65	12/03/13	1,153,000	(143,910)
WisdomTree Investments, Inc.	JPMorgan Chase Bank N.A.	Call	USD	12.41	12/03/13	121,500	(199,196)
Anheuser-Busch InBev NV	Citibank N.A.	Call	EUR	72.98	12/04/13	92,200	(501,114)
Anheuser-Busch InBev NV	Citibank N.A.	Call	EUR	77.46	12/04/13	14,000	(19,583)
Aveva Group PLC	UBS AG	Call	GBP	26.78	12/04/13	16,000	(5,171)
Blinkx PLC	Morgan Stanley & Co. International PLC	Call	GBP	1.59	12/04/13	383,800	(63,407)
Cie Automotive SA	UBS AG	Call	EUR	8.10	12/04/13	19,200	(3,866)
CRH PLC	Goldman Sachs International	Call	GBP	15.83	12/04/13	57,000	(23,425)
Daimler AG	Morgan Stanley & Co. International PLC	Call	EUR	58.66	12/04/13	21,600	(77,787)
NH Hoteles SA	Goldman Sachs International	Call	EUR	4.17	12/04/13	104,000	(9,116)
Novartis AG	Citibank N.A.	Call	CHF	71.46	12/04/13	27,000	(24,633)
Randstad Holding NV	Goldman Sachs International	Call	EUR	41.27	12/04/13	28,800	(173,939)
Rexel SA	Citibank N.A.	Call	EUR	19.15	12/04/13	32,400	(9,880)
Roche Holding AG	UBS AG	Call	CHF	254.06	12/04/13	5,200	(13,484)
Sacyr SA	Deutsche Bank AG	Call	EUR	3.85	12/04/13	329,300	(116,516)
Svenska Cellulosa AB, B Shares	Goldman Sachs International	Call	SEK	164.28	12/04/13	154,000	(471,928)
Technip SA	Bank of America N.A.	Call	EUR	90.36	12/04/13	14,500	(1,294)
Valeo SA	Deutsche Bank AG	Call	EUR	65.39	12/04/13	26,500	(284,067)
William Hill PLC	Goldman Sachs International	Call	GBP	4.01	12/04/13	332,200	(51,392)
Rowan Cos. PLC, Class A	Bank of America N.A.	Call	USD	37.14	12/05/13	92,000	(59,591)
United Rentals, Inc.	Bank of America N.A.	Call	USD	66.38	12/05/13	52,400	(100,195)
Vodafone Group PLC — ADR	UBS AG	Call	USD	37.22	12/05/13	53,700	(26,630)
Yandex NV	UBS AG	Call	USD	41.48	12/05/13	111,400	(41,378)
Liberty Global PLC, Class A	Citibank N.A.	Call	USD	81.78	12/06/13	37,200	(30,535)
ServiceNow, Inc.	Morgan Stanley & Co. International PLC	Call	USD	54.02	12/06/13	51,500	(168,929)
Vivendi SA	Citibank N.A.	Call	EUR	19.17	12/06/13	81,400	(39,328)
Kennedy-Wilson Holdings, Inc.	Deutsche Bank AG	Call	USD	20.40	12/09/13	34,000	(9,330)
Aveva Group PLC	Deutsche Bank AG	Call	GBP	25.32	12/10/13	11,000	(14,968)
Randstad Holding NV	Goldman Sachs International	Call	EUR	42.72	12/10/13	56,400	(251,549)
Rexel SA	Goldman Sachs International	Call	EUR	18.97	12/10/13	82,600	(35,067)
Societe Generale SA	Goldman Sachs International	Call	EUR	42.40	12/10/13	49,000	(85,907)
APR Energy PLC	Citibank N.A.	Call	GBP	11.73	12/11/13	25,000	(23,492)
BNP Paribas SA	Credit Suisse International	Call	EUR	54.06	12/11/13	77,000	(206,921)
Oasis Petroleum, Inc.	Bank of America N.A.	Call	USD	53.86	12/11/13	87,000	(273,300)
Kennedy-Wilson Holdings, Inc.	UBS AG	Call	USD	18.39	12/12/13	76,500	(126,575)
Adobe Systems, Inc.	Goldman Sachs International	Call	USD	53.32	12/16/13	66,600	(142,747)
CSX Corp.	Morgan Stanley & Co. International PLC	Call	USD	26.92	12/16/13	87,200	(21,484)

See Notes to Financial Statements.

64	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

•	Over-the-counter options written as of October 31, 2013 were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
WisdomTree Investments, Inc.	Morgan Stanley & Co. International PLC	Call	USD	13.62	12/16/13	192,500	$(177,797)
Aveva Group PLC	UBS AG	Call	GBP	26.78	12/17/13	16,000	(6,934)
CBS Corp., Class B	Morgan Stanley & Co. International PLC	Call	USD	60.89	12/17/13	81,200	(120,023)
CRH PLC	Goldman Sachs International	Call	GBP	15.77	12/17/13	131,200	(73,621)
Crown Holdings, Inc.	Deutsche Bank AG	Call	USD	41.40	12/17/13	44,000	(115,204)
Lowe’s Cos., Inc.	Bank of America N.A.	Call	USD	49.02	12/17/13	100,200	(209,372)
NH Hoteles SA	Goldman Sachs International	Call	EUR	4.17	12/17/13	104,000	(11,635)
Rexel SA	Citibank N.A.	Call	EUR	19.15	12/17/13	32,400	(12,998)
Anhui Conch Cement Co. Ltd., Class H	UBS AG	Call	HKD	27.59	12/18/13	495,500	(62,147)
Kenedix Realty Investment Corp. — REIT	Morgan Stanley & Co. International PLC	Call	JPY	472,766.90	12/18/13	105	(13,992)
Nabtesco Corp.	Citibank N.A.	Call	JPY	2,538.81	12/18/13	132,400	(46,307)
Samsonite International SA	Morgan Stanley & Co. International PLC	Call	HKD	22.59	12/18/13	549,000	(37,027)
Shinsei Bank Ltd.	Morgan Stanley & Co. International PLC	Call	JPY	225.65	12/18/13	1,153,000	(167,014)
Tokyo Tatemono Co. Ltd.	Morgan Stanley & Co. International PLC	Call	JPY	947.97	12/18/13	189,000	(85,344)
Tokyu Fudosan Holdings Corp.	Goldman Sachs International	Call	JPY	1,035.11	12/18/13	273,000	(56,373)
Treasury Wine Estates Ltd.	Goldman Sachs International	Call	AUD	4.78	12/18/13	608,900	(92,482)
Daimler AG	Deutsche Bank AG	Call	EUR	61.44	12/19/13	63,700	(123,299)
Roche Holding AG	Deutsche Bank AG	Call	CHF	251.91	12/19/13	40,500	(211,541)
Rowan Cos. PLC, Class A	Bank of America N.A.	Call	USD	37.14	12/19/13	92,000	(77,467)
Technip SA	Citibank N.A.	Call	EUR	89.40	12/19/13	11,500	(3,369)
Vodafone Group PLC — ADR	UBS AG	Call	USD	37.22	12/19/13	53,700	(34,357)
Eurasia Drilling Co. Ltd. — GDR	Morgan Stanley & Co. International PLC	Call	USD	41.71	1/03/14	46,800	(86,935)
Kennedy-Wilson Holdings, Inc.	Deutsche Bank AG	Call	USD	19.09	1/06/14	43,000	(48,240)
Roper Industries, Inc.	Citibank N.A.	Call	USD	128.13	1/08/14	46,100	(137,378)
Eurasia Drilling Co. Ltd. — GDR	Morgan Stanley & Co. International PLC	Call	USD	42.83	1/10/14	17,500	(24,511)
NH Hoteles SA	Goldman Sachs International	Call	EUR	4.01	1/10/14	133,000	(33,209)
SKF AB, B Shares	Goldman Sachs International	Call	SEK	176.45	1/10/14	60,500	(33,070)
Vivendi SA	Deutsche Bank AG	Call	EUR	18.75	1/10/14	144,000	(148,937)
Kennedy-Wilson Holdings, Inc.	Citibank N.A.	Call	USD	20.08	1/14/14	60,000	(33,763)
Kenedix Realty Investment Corp. — REIT	Citibank N.A.	Call	JPY	449,933.33	1/15/14	160	(44,202)
Samsung Heavy Industries Co. Ltd.	Citibank N.A.	Call	KRW	41,390.69	1/15/14	75,500	(89,101)
Aveva Group PLC	Morgan Stanley & Co. International PLC	Call	GBP	26.10	1/22/14	10,800	(11,919)
Eurasia Drilling Co. Ltd. — GDR	Morgan Stanley & Co. International PLC	Call	USD	42.83	1/23/14	17,500	(26,892)
NH Hoteles SA	Goldman Sachs International	Call	EUR	4.01	1/23/14	133,000	(37,203)
Total							$(14,096,792)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities or the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	65

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$4,154,374	—	$4,154,374
Belgium	—	20,282,815	—	20,282,815
Brazil	$11,296,656	—	—	11,296,656
China	18,119,919	—	—	18,119,919
France	14,851,463	83,552,588	—	98,404,051
Germany	—	20,520,663	—	20,520,663
Hong Kong	11,460,096	14,185,848	—	25,645,944
Indonesia	9,818,723	5,017,912	—	14,836,635
Ireland	17,558,474	—	—	17,558,474
Italy	9,889,968	8,340,491	—	18,230,459
Japan	18,089,570	70,175,765	—	88,265,335
Mexico	10,104,390	—	—	10,104,390
Netherlands	—	12,768,431	—	12,768,431
New Zealand	—	7,690,084	—	7,690,084
Russia	20,210,403	—	—	20,210,403
South Korea	—	5,038,094	—	5,038,094
Spain	26,482,340	10,761,227	—	37,243,567
Sweden	11,534,017	15,871,770	—	27,405,787
Switzerland	—	54,033,019	—	54,033,019
Thailand	—	8,655,432	—	8,655,432
United Kingdom	87,964,306	33,696,722	—	121,661,028
United States	514,968,824	—	—	514,968,824
Short-Term Securities	36,387,584	—	—	36,387,584

Total	$818,736,733	$374,745,235	—	$1,193,481,968

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$17,814	—	—	$17,814
Liabilities:
Equity contracts	(5,497,290)	$(14,366,794)	—	(19,864,084)
Foreign currency exchange contracts	(11,552)	—	—	(11,552)

Total	$(5,491,028)	$(14,366,794)	—	$(19,857,822)

[1]

Derivative financial instruments are foreign currency exchange contracts and options written. Foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options written are shown at value.

See Notes to Financial Statements.

66	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (concluded)	BlackRock Global Opportunities Equity Trust (BOE)

Certain of the Trust’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$4,043,358	—	—	$4,043,358
Liabilities:
Bank overdraft	—	$(295)	—	(295)

Total	$4,043,358	$(295)	—	$4,043,063

There were no transfers between Levels during the year ended October 31, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	67

Schedule of Investments October 31, 2013	BlackRock Health Sciences Trust (BME)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology — 31.8%
ACADIA Pharmaceuticals, Inc. (a)(b)	58,095	$1,320,499
Acceleron Pharma, Inc. (a)	9,000	202,860
Acorda Therapeutics, Inc. (a)(b)	57,500	1,760,075
Actelion Ltd.	20,400	1,579,435
Aegerion Pharmaceuticals, Inc. (a)(b)	19,500	1,614,990
Agios Pharmaceuticals, Inc. (a)	5,400	125,064
Alexion Pharmaceuticals, Inc. (a)(b)	28,360	3,486,862
Alkermes PLC (a)(b)	62,600	2,202,894
Alnylam Pharmaceuticals, Inc. (a)(b)	58,136	3,349,215
Amgen, Inc. (b)	94,100	10,915,600
Array BioPharma, Inc. (a)(b)	88,100	442,262
Biogen Idec, Inc. (a)(b)	25,900	6,324,521
BioMarin Pharmaceutical, Inc. (a)(b)	47,800	3,002,796
Biota Pharmaceuticals, Inc.	38,100	145,923
Bluebird Bio, Inc. (a)	9,300	197,625
Celgene Corp. (a)(b)	96,243	14,291,123
Celldex Therapeutics, Inc. (a)(b)	40,100	918,691
Conatus Pharmaceuticals, Inc. (a)	18,200	161,980
Dyax Corp. (a)	33,584	276,060
Exelixis, Inc. (a)(b)	69,300	341,649
Gilead Sciences, Inc. (a)(b)	152,621	10,834,565
Incyte Corp. Ltd. (a)(b)	34,800	1,357,200
Infinity Pharmaceuticals, Inc. (a)	15,900	215,445
InterMune, Inc. (a)	82,300	1,159,607
Intra-Cellular Therapies, Inc. (Acquired 8/29/13, Cost $245,733) (a)(c)	77,362	245,733
Isis Pharmaceuticals, Inc. (a)(b)	62,050	2,064,403
MacroGenics, Inc. (a)	9,900	266,706
Medivation, Inc. (a)(b)	11,500	688,390
Momenta Pharmaceuticals, Inc. (a)(b)	27,100	444,169
Ophthotech Corp. (a)	12,700	425,704
Pharmacyclics, Inc. (a)(b)	8,600	1,020,304
Protalix BioTherapeutics, Inc. (a)	122,100	536,019
PTC Therapeutics, Inc. (a)	9,000	161,910
Puma Biotechnology, Inc. (a)(b)	5,900	226,029
Regeneron Pharmaceuticals, Inc. (a)(b)	20,258	5,826,201
Seattle Genetics, Inc. (a)	90,567	3,498,603
Synageva BioPharma Corp. (a)(b)	8,203	416,712
Ultragenyx Pharmaceutical, Inc. (Acquired 12/18/12, Cost $384,116) (a)(c)	138,700	384,116
Verastem, Inc. (a)	21,800	218,000
Vertex Pharmaceuticals, Inc. (a)	46,105	3,289,131

		85,939,071
Diversified Consumer Services — 1.0%
Service Corp. International	148,100	2,667,281
Health Care Equipment & Supplies — 15.7%
Baxter International, Inc. (b)	19,400	1,277,878
Boston Scientific Corp. (a)(b)	329,700	3,854,193
CareFusion Corp. (a)	58,100	2,252,537
Coloplast A/S, Class B	31,300	2,040,988
The Cooper Cos., Inc.	37,100	4,793,691
Covidien PLC (b)	45,100	2,891,361
CR Bard, Inc. (b)	14,100	1,920,702
DENTSPLY International, Inc. (b)	50,400	2,373,840
Edwards Lifesciences Corp. (a)(b)	28,400	1,851,396
Intuitive Surgical, Inc. (a)	3,000	1,114,500
Medtronic, Inc. (b)	125,600	7,209,440
Sirona Dental Systems, Inc. (a)	19,395	1,401,289
Stryker Corp. (b)	101,900	7,526,334
Teleflex, Inc. (b)	4,700	433,246
Zimmer Holdings, Inc. (b)	14,900	1,303,303

		42,244,698

Common Stocks	Shares	Value
Health Care Providers & Services — 11.5%
Aetna, Inc. (b)	42,711	$2,677,980
AmerisourceBergen Corp.	20,400	1,332,732
Cardinal Health, Inc. (b)	48,726	2,858,267
Cigna Corp. (b)	20,700	1,593,486
Envision Healthcare Holdings, Inc. (a)	60,700	1,763,335
Express Scripts Holding Co. (a)(b)	20,776	1,298,916
HCA Holdings, Inc.	77,300	3,643,922
McKesson Corp. (b)	25,500	3,986,670
Premier, Inc., Class A (a)	37,800	1,164,618
UnitedHealth Group, Inc.	91,234	6,227,633
Universal Health Services, Inc., Class B (b)	54,000	4,350,240

		30,897,799
Health Care Technology — 0.7%
Cerner Corp. (a)(b)	35,200	1,972,256
Life Sciences Tools & Services — 4.4%
Agilent Technologies, Inc. (b)	39,900	2,025,324
ICON PLC (a)	39,400	1,593,336
Illumina, Inc. (a)(b)	37,100	3,469,221
Life Technologies Corp. (a)	5,200	391,612
Morphosys AG (a)	5,100	394,500
Thermo Fisher Scientific, Inc.	31,600	3,089,848
Waters Corp. (a)(b)	10,115	1,020,806

		11,984,647
Pharmaceuticals — 35.1%
Abbott Laboratories (b)	54,900	2,006,595
AbbVie, Inc. (b)	179,784	8,710,535
Actavis PLC (a)(b)	16,200	2,504,196
Allergan, Inc. (b)	22,900	2,074,969
Bayer AG	46,200	5,731,238
Bristol-Myers Squibb Co. (b)	204,800	10,756,096
Chugai Pharmaceutical Co. Ltd.	56,200	1,320,496
Eli Lilly & Co. (b)	27,700	1,380,014
Johnson & Johnson (b)	155,470	14,398,076
Merck & Co., Inc. (b)	115,500	5,207,895
Mylan, Inc. (a)	72,300	2,738,001
Novartis AG	89,400	6,939,459
Ono Pharmaceutical Co. Ltd.	23,100	1,746,595
Perrigo Co. (b)	10,100	1,392,689
Pfizer, Inc. (b)	321,100	9,851,348
Roche Holding AG	30,500	8,434,330
Sanofi	26,500	2,825,526
Shire PLC — ADR (b)	19,600	2,608,760
Valeant Pharmaceuticals International, Inc. (a)	32,000	3,383,040
Zoetis, Inc. (b)	26,900	851,654

		94,861,512
Total Long-Term Investments (Cost — $195,530,927) — 100.2%		270,567,264

See Notes to Financial Statements.

68	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (d)(e)	1,144,662	$1,144,662
Total Short-Term Securities (Cost — $1,144,662) — 0.4%		1,144,662

Options Purchased
(Cost — $1,324) — 0.0%		330
Total Investments Before Options Written (Cost — $196,676,913) — 100.6%		271,712,256

Options Written	Value
(Premiums Received — $3,252,861) — (1.0)%	$(2,608,688)
Total Investments Net of Options Written — 99.6%	269,103,568
Other Assets Less Liabilities — 0.4%	1,057,931

Net Assets — 100.0%	$270,161,499

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(c)	Restricted security as to resale. As of October 31, 2013 the Trust held 0.2% of its net assets, with current market value of $629,849 and the original cost of $629,849, in these securities.

(d)	Represents the current yield as of report date.

(e)	Investments in issuers considered to be an affiliate of the Trust during the year ended October 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at October 31, 2012	Net Activity	Shares/Beneficial Interest Held at October 31, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	4,024,895	(2,880,233)	1,144,662	$5,948	$44
BlackRock Liquidity Series, LLC Money Market Series	$4,185,923	$(4,185,923)	—	$538	—

•	For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Exchange-traded options purchased as of October 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Eli Lilly & Co.	Call	USD	52.50	11/18/13	110	$330

•	Exchange-traded options written as of October 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Zoetis, Inc.	Call	USD	32.00	11/01/13	90	$(675)
Acorda Therapeutics, Inc.	Call	USD	37.00	11/04/13	200	—
Aegerion Pharmaceuticals, Inc.	Call	USD	95.00	11/04/13	66	(111)
Aetna, Inc.	Call	USD	65.00	11/04/13	220	(299)
Johnson & Johnson	Call	USD	92.50	11/04/13	191	(9,661)
Momenta Pharmaceuticals, Inc.	Call	USD	17.00	11/04/13	90	(961)
Pfizer, Inc.	Call	USD	29.00	11/04/13	35	(5,969)
Pfizer, Inc.	Call	USD	29.50	11/04/13	106	(12,720)
Synageva BioPharma Corp.	Call	USD	54.50	11/04/13	30	(519)
Teleflex, Inc.	Call	USD	82.00	11/04/13	40	(40,725)
Merck & Co., Inc.	Call	USD	49.00	11/05/13	160	—

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	69

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)

•	Exchange-traded options written as of October 31, 2013 were as follows: (continued)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Allergan, Inc.	Call	USD	91.25	11/07/13	78	$(4,466)
BioMarin Pharmaceutical, Inc.	Call	USD	75.00	11/07/13	165	(510)
Cigna Corp.	Call	USD	85.00	11/07/13	160	(7)
Puma Biotechnology, Inc.	Call	USD	56.00	11/07/13	58	—
Amgen, Inc.	Call	USD	115.00	11/08/13	330	(69,630)
Biogen Idec, Inc.	Call	USD	250.00	11/08/13	90	(16,650)
Bristol-Myers Squibb Co.	Call	USD	49.00	11/08/13	700	(252,000)
Gilead Sciences, Inc.	Call	USD	68.00	11/08/13	510	(167,025)
DENTSPLY International, Inc.	Call	USD	44.25	11/16/13	175	(50,367)
ACADIA Pharmaceuticals, Inc.	Call	USD	24.00	11/18/13	250	(20,000)
Alexion Pharmaceuticals, Inc.	Call	USD	120.00	11/18/13	73	(39,420)
Alkermes PLC	Call	USD	40.00	11/18/13	218	(2,180)
Baxter International, Inc.	Call	USD	77.50	11/18/13	194	(388)
Boston Scientific Corp.	Call	USD	12.00	11/18/13	1,130	(13,560)
Bristol-Myers Squibb Co.	Call	USD	49.00	11/18/13	100	(36,500)
Cardinal Health, Inc.	Call	USD	55.00	11/18/13	170	(62,900)
Celgene Corp.	Call	USD	160.00	11/18/13	330	(27,720)
Celldex Therapeutics, Inc.	Call	USD	25.00	11/18/13	240	(40,200)
Cerner Corp.	Call	USD	55.00	11/18/13	125	(21,875)
Edwards Lifesciences Corp.	Call	USD	80.00	11/18/13	100	(500)
Eli Lilly & Co.	Call	USD	55.00	11/18/13	110	(165)
Exelixis, Inc.	Call	USD	6.00	11/18/13	250	(1,250)
Express Scripts Holding Co.	Call	USD	67.50	11/18/13	133	(733)
Illumina, Inc.	Call	USD	90.00	11/18/13	150	(65,250)
Isis Pharmaceuticals, Inc.	Call	USD	35.00	11/18/13	220	(25,300)
Medivation, Inc.	Call	USD	60.00	11/18/13	53	(13,197)
Merck & Co., Inc.	Call	USD	49.00	11/18/13	223	(335)
Merck & Co., Inc.	Call	USD	50.00	11/18/13	70	(210)
Pharmacyclics, Inc.	Call	USD	115.00	11/18/13	48	(40,320)
Regeneron Pharmaceuticals, Inc.	Call	USD	290.00	11/18/13	70	(82,950)
Shire PLC — ADR	Call	USD	135.00	11/18/13	67	(12,563)
Stryker Corp.	Call	USD	72.50	11/18/13	318	(61,215)
Stryker Corp.	Call	USD	75.00	11/18/13	40	(1,800)
Universal Health Services, Inc., Class B	Call	USD	80.00	11/18/13	200	(33,000)
Waters Corp.	Call	USD	105.00	11/18/13	100	(4,500)
Zimmer Holdings, Inc.	Call	USD	85.00	11/18/13	50	(14,500)
Pfizer, Inc.	Call	USD	30.50	11/22/13	800	(33,600)
Pfizer, Inc.	Call	USD	31.50	11/29/13	82	(984)
Abbott Laboratories	Call	USD	39.00	12/23/13	66	(891)
AbbVie, Inc.	Call	USD	50.00	12/23/13	4	(350)
Actavis PLC	Call	USD	145.00	12/23/13	56	(66,640)
Alnylam Pharmaceuticals, Inc.	Call	USD	60.00	12/23/13	225	(84,375)
Array BioPharma, Inc.	Call	USD	7.50	12/23/13	90	(1,125)
CR Bard, Inc.	Call	USD	140.00	12/23/13	40	(8,200)
McKesson Corp.	Call	USD	150.00	12/23/13	95	(80,275)
Medtronic, Inc.	Call	USD	57.50	12/23/13	38	(5,605)
Perrigo Co.	Call	USD	135.00	12/23/13	35	(18,550)
Agilent Technologies, Inc.	Call	USD	55.00	1/20/14	130	(9,880)

See Notes to Financial Statements.

70	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)

•	Exchange-traded options written as of October 31, 2013 were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Covidien PLC	Call	USD	62.50	1/20/14	157	$(47,100)
Incyte Corp. Ltd.	Call	USD	40.00	1/20/14	110	(34,100)
Total						$(1,646,501)

•	Over-the-counter options written as of October 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
AbbVie, Inc.	Morgan Stanley & Co. International PLC	Call	USD	48.00	11/04/13	10,000	$(6,943)
Array BioPharma, Inc.	Citibank N.A.	Call	USD	6.35	11/04/13	14,000	—
The Cooper Cos., Inc.	Deutsche Bank AG	Call	USD	133.30	11/04/13	13,000	(1,112)
Eli Lilly & Co.	Citibank N.A.	Call	USD	55.25	11/04/13	15,000	—
InterMune, Inc.	Goldman Sachs International	Call	USD	16.00	11/04/13	29,000	(50)
Mylan, Inc.	Morgan Stanley & Co. International PLC	Call	USD	39.00	11/04/13	25,000	(1,275)
Pfizer, Inc.	Deutsche Bank AG	Call	USD	29.39	11/04/13	10,000	(13,095)
Sirona Dental Systems, Inc.	Goldman Sachs International	Call	USD	72.00	11/04/13	10,000	(8,542)
Thermo Fisher Scientific, Inc.	Barclays Bank PLC	Call	USD	95.75	11/04/13	10,000	(21,782)
UnitedHealth Group, Inc.	Morgan Stanley & Co. International PLC	Call	USD	74.00	11/04/13	29,000	—
Valeant Pharmaceuticals International, Inc.	Deutsche Bank AG	Call	USD	105.78	11/04/13	10,000	(13,096)
Verastem, Inc.	Barclays Bank PLC	Call	USD	14.40	11/04/13	7,500	—
Vertex Pharmaceuticals, Inc.	Deutsche Bank AG	Call	USD	79.38	11/04/13	15,500	(66)
CareFusion Corp.	Deutsche Bank AG	Call	USD	36.89	11/05/13	20,200	(39,475)
Sanofi	UBS AG	Call	EUR	74.03	11/05/13	9,200	(56,383)
Seattle Genetics, Inc.	Goldman Sachs International	Call	USD	42.84	11/05/13	30,600	(5,484)
Chugai Pharmaceutical Co. Ltd.	Citibank N.A.	Call	JPY	2,109.96	11/06/13	18,600	(38,049)
Johnson & Johnson	Credit Suisse International	Call	USD	89.62	11/06/13	17,200	(52,036)
Novartis AG	UBS AG	Call	CHF	70.55	11/06/13	43,600	(25,657)
Roche Holding AG	UBS AG	Call	CHF	241.50	11/06/13	12,000	(124,659)
Ono Pharmaceutical Co. Ltd.	Citibank N.A.	Call	JPY	6,123.90	11/12/13	8,000	(106,652)
ICON PLC	Citibank N.A.	Call	USD	41.50	11/15/13	14,000	(8,179)
AmerisourceBergen Corp.	Citibank N.A.	Call	USD	64.00	11/20/13	7,500	(14,021)
HCA Holdings, Inc.	Citibank N.A.	Call	USD	46.00	11/20/13	25,000	(51,885)
Actelion Ltd.	Morgan Stanley & Co. International PLC	Call	CHF	69.50	11/21/13	7,000	(15,793)
AbbVie, Inc.	UBS AG	Call	USD	49.77	11/25/13	52,500	(29,308)
Medtronic, Inc.	Morgan Stanley & Co. International PLC	Call	USD	57.00	11/26/13	40,000	(53,202)
Service Corp. International	UBS AG	Call	USD	18.86	12/03/13	25,600	(1,865)
Bayer AG	Citibank N.A.	Call	EUR	91.50	12/04/13	16,100	(45,625)
Coloplast A/S, Class B	Morgan Stanley & Co. International PLC	Call	DKK	316.86	12/04/13	10,900	(82,444)
Morphosys AG	Citibank N.A.	Call	EUR	63.18	12/04/13	3,000	(2,139)
Abbott Laboratories	Citibank N.A.	Call	USD	37.41	12/05/13	12,600	(4,649)
Johnson & Johnson	Credit Suisse International	Call	USD	93.00	1/03/14	17,200	(26,487)
Infinity Pharmaceuticals, Inc.	Citibank N.A.	Put	USD	16.50	11/26/13	36,800	(112,234)
Total							$(962,187)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	71

Schedule of Investments (concluded)	BlackRock Health Sciences Trust (BME)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Biotechnology	$85,309,222	—	$629,849	$85,939,071
Diversified Consumer Services	2,667,281	—	—	2,667,281
Health Care Equipment & Supplies	42,244,698	—	—	42,244,698
Health Care Providers & Services	30,897,799	—	—	30,897,799
Health Care Technology	1,972,256	—	—	1,972,256
Life Sciences Tools & Services	11,590,147	$394,500	—	11,984,647
Pharmaceuticals	67,863,868	26,997,644	—	94,861,512
Short-Term Securities	1,144,662	—	—	1,144,662
Options Purchased	330	—	—	330

Total	$243,690,263	$27,392,144	$629,849	$271,712,256

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(1,538,871)	$(1,069,817)	—	$(2,608,688)

[1]	Derivative financial instruments are options written, which are shown at value.

Certain of the Trust’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, foreign currency at value of $2,498 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between Levels during the year ended October 31, 2013.

See Notes to Financial Statements.

72	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments October 31, 2013	BlackRock International Growth and Income Trust (BGY)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.4%
Treasury Wine Estates Ltd.	796,604	$3,537,760
Austria — 1.4%
Erste Group Bank AG	402,801	14,142,324
Belgium — 2.6%
Ageas	133,700	5,681,510
Anheuser-Busch InBev NV	192,146	19,918,643

		25,600,153
Brazil — 1.0%
Vale SA — ADR (a)	605,400	9,692,454
Canada — 0.9%
Gildan Activewear, Inc. (a)	84,900	4,092,528
Westjet Airlines Ltd.	196,700	5,118,181

		9,210,709
China — 2.6%
58.Com, Inc. — ADR (b)	115,600	2,788,272
Anhui Conch Cement Co. Ltd., Class H	2,302,440	8,033,149
SINA Corp. (a)(b)	121,600	10,160,896
YY, Inc. — ADR (b)	100,400	4,936,668

		25,918,985
Cyprus — 0.6%
TCS Group Holding PLC (b)(c)	339,200	5,815,584
France — 14.7%
AXA SA	534,464	13,316,457
BNP Paribas SA	255,082	18,818,276
Criteo SA — ADR (b)	37,900	1,338,249
European Aeronautic Defence and Space Co. NV	145,688	9,983,246
Kering	53,500	12,124,791
Publicis Groupe SA	108,500	9,049,646
Rexel SA	448,576	11,237,087
Safran SA	177,600	11,351,536
Sanofi	59,600	6,354,767
Schneider Electric SA	146,600	12,336,107
Societe Generale SA	103,300	5,835,393
Technip SA	109,300	11,447,981
Valeo SA	107,290	10,656,018
Vivendi SA	515,400	13,049,844

		146,899,398
Germany — 4.8%
Bayer AG	107,600	13,348,077
Daimler AG	215,100	17,611,350
KUKA AG	210,903	9,610,059
Telefonica Deutschland Holding AG	555,094	4,372,522
voxeljet AG — ADR (b)	71,100	2,423,088

		47,365,096
Hong Kong — 2.7%
AIA Group Ltd.	1,991,952	10,114,800
GCL-Poly Energy Holdings Ltd. (b)	15,457,000	4,742,532
Melco Crown Entertainment Ltd. — ADR (a)(b)	222,700	7,384,732
Samsonite International SA	1,729,200	4,726,683

		26,968,747
Indonesia — 1.1%
Global Mediacom Tbk PT	16,672,000	2,823,872
Matahari Department Store Tbk PT (b)	7,734,100	8,439,071

		11,262,943
Ireland — 4.3%
Bank of Ireland (b)	34,785,600	12,713,645
CRH PLC	293,200	7,159,934
DCC PLC	240,389	10,788,539

Common Stocks	Shares	Value
Ireland (concluded)
Green REIT PLC (b)	4,780,670	$7,789,173
Kingspan Group PLC	251,913	4,255,319

		42,706,610
Italy — 2.3%
Banca Generali SpA	465,700	12,184,545
Mediaset SpA (a)(b)	2,167,500	10,823,862

		23,008,407
Japan — 10.1%
GMO internet, Inc.	417,100	4,741,624
Kenedix Realty Investment Corp. — REIT	904	4,060,966
Nabtesco Corp.	330,500	8,066,685
Shinsei Bank Ltd.	2,115,000	4,951,863
SoftBank Corp.	280,300	20,932,499
Sony Corp.	499,600	8,715,366
Sumitomo Mitsui Financial Group, Inc.	273,500	13,219,867
Tokyo Tatemono Co. Ltd.	536,000	4,998,597
Tokyu Fudosan Holdings Corp. (b)	376,800	3,701,707
Toyota Motor Corp.	260,900	16,916,284
Yahoo! Japan Corp.	2,138,300	9,937,996

		100,243,454
Malaysia — 0.4%
Astro Malaysia Holdings Bhd	4,030,800	3,703,344
Mexico — 1.1%
Fomento Economico Mexicano SAB de CV — ADR (a)	115,200	10,748,160
Netherlands — 4.3%
Aalberts Industries NV	309,452	9,260,325
ASML Holding NV	97,632	9,244,589
Randstad Holding NV	214,294	13,198,137
Ziggo NV	257,800	11,051,726

		42,754,777
New Zealand — 0.7%
Xero Ltd. (Acquired 10/15/13, Cost $4,566,935) (b)(d)	300,605	6,604,793
Norway — 1.7%
Seadrill Ltd.	107,500	4,972,331
Statoil ASA	495,400	11,721,763

		16,694,094
Russia — 1.9%
Eurasia Drilling Co. Ltd. — GDR	269,501	11,413,367
Yandex NV (a)(b)	196,900	7,257,734

		18,671,101
Singapore — 0.9%
Oversea-Chinese Banking Corp. Ltd.	1,108,000	9,276,445
South Korea — 0.9%
NAVER Corp.	8,100	4,545,457
Samsung Heavy Industries Co. Ltd.	117,590	4,311,714

		8,857,171
Spain — 4.2%
Bankinter SA	1,345,300	8,214,164
Cie Automotive SA	812,337	8,823,636
Duro Felguera SA	267,778	1,752,296
NH Hoteles SA (b)	2,624,989	13,721,752
Sacyr SA (b)	1,760,955	9,477,317

		41,989,165
Sweden — 3.4%
Seamless Distribution AB (b)	113,373	784,575
SKF AB, B Shares	457,500	12,122,244

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	73

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Sweden (concluded)
Svenska Cellulosa AB, B Shares	523,940	$14,854,331
Telefonaktiebolaget LM Ericsson, Class B	540,800	6,455,333

		34,216,483
Switzerland — 8.8%
Actelion Ltd.	120,019	9,292,263
Glencore Xstrata PLC	2,074,000	11,287,253
Novartis AG	324,400	25,180,761
Partners Group Holding AG	9,909	2,568,640
Roche Holding AG	84,223	23,290,642
Syngenta AG	18,400	7,426,547
UBS AG	422,153	8,164,891

		87,210,997
Taiwan — 0.6%
Epistar Corp.	3,705,000	6,424,811
Thailand — 0.7%
PTT Global Chemical PCL	2,915,900	7,353,195
United Kingdom — 19.4%
APR Energy PLC	860,234	15,999,991
ASOS PLC (b)	30,100	2,736,316
Aveva Group PLC	220,085	9,119,166
Babcock International Group PLC	654,700	13,388,081
Barclays PLC — ADR (a)	77,176	1,297,329
Blinkx PLC (b)	2,679,100	7,040,702
Crest Nicholson Holdings PLC (b)	2,935,600	18,215,999
DS Smith PLC	1,955,549	9,488,177
esure Group PLC	1,639,773	5,955,210
Foxtons Group PLC (b)	1,658,760	8,477,717
Halma PLC	850,000	7,475,508
Hargreaves Lansdown PLC	430,677	8,204,591
Inchcape PLC	622,520	6,355,918
Intertek Group PLC	256,500	13,684,193
Lloyds Banking Group PLC (b)	8,016,800	9,915,242
Partnership Assurance Group PLC (b)	1,195,800	7,822,829
Perform Group PLC (b)	1,160,621	10,421,341
Platform Acquisition Holdings Ltd. (b)	552,300	5,774,297
Rotork PLC	227,762	10,435,297

Common Stocks	Shares	Value
United Kingdom (concluded)
Travis Perkins PLC	328,200	$9,759,949
Ultra Electronics Holdings PLC	162,700	5,045,325
William Hill PLC	1,031,900	6,633,135

		193,246,313
United States — 0.5%
Euronet Worldwide, Inc. (a)(b)	126,807	5,503,424
Total Common Stocks — 99.0%		985,626,897

Warrants (e)
United Kingdom — 0.0%
Platform Acquisition Holdings Ltd., Expires 7/31/20 (b)	236,700	—
Total Long-Term Investments (Cost — $843,417,766) — 99.0%		985,626,897

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (f)(g)	22,346,730	22,346,730
Total Short-Term Securities (Cost — $22,346,730) — 2.2%		22,346,730
Total Investments Before Options Written (Cost — $865,764,496) — 101.2%		1,007,973,627

Options Written
(Premiums Received — $13,626,299) — (1.8)%		(17,727,514)
Total Investments Net of Options Written — 99.4%		990,246,113
Other Assets Less Liabilities — 0.6%		5,489,451

Net Assets — 100.0%		$995,735,564

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(b)	Non-income producing security.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Restricted security as to resale. As of October 31, 2013 the Trust held 0.7% of its net assets, with a current market value of $6,604,793 and its original cost of $4,566,935, in the security.

(e)	Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(f)	Investments in issuers considered to be an affiliate of the Trust during the year ended October 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2012	Net Activity	Shares Held at October 31, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	11,164,990	11,181,740	22,346,730	$10,356	$108

(g)	Represents the current yield as of report date.

See Notes to Financial Statements.

74	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

•	Foreign currency exchange contracts as of October 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NOK	4,586,000	USD	780,808	BNP Paribas S.A.	11/01/13	$(10,447)
SEK	1,298,000	USD	203,573	BNP Paribas S.A.	11/01/13	(3,266)
USD	3,011,766	GBP	1,863,140	Canadian Imperial Bank of Commerce	11/01/13	24,385
USD	3,043,241	JPY	297,811,526	Canadian Imperial Bank of Commerce	11/01/13	14,546
CHF	1,921,701	USD	2,128,837	Deutsche Bank AG	11/04/13	(10,854)
EUR	56,000	USD	76,136	UBS AG	11/04/13	(101)
NOK	20,626,548	USD	3,475,760	Canadian Imperial Bank of Commerce	11/04/13	(11,394)
SEK	1,935,979	USD	300,105	Canadian Imperial Bank of Commerce	11/04/13	(1,374)
USD	349,837	EUR	256,178	Deutsche Bank AG	11/04/13	2,007
USD	2,128,302	GBP	1,327,368	Deutsche Bank AG	11/04/13	48
CHF	5,789,808	USD	6,391,222	The Bank of New York Mellon	11/05/13	(10,003)
NOK	19,360,326	USD	3,255,864	Deutsche Bank AG	11/05/13	(4,288)
USD	2,391,871	JPY	235,144,834	Canadian Imperial Bank of Commerce	11/05/13	428
Total						$(10,313)

•	Exchange-traded options written as of October 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
SINA Corp.	Call	USD	88.00	11/04/13	225	$(675)
SINA Corp.	Call	USD	92.50	11/04/13	221	(995)
Mediaset SpA	Call	EUR	3.50	11/15/13	305	(100,652)
Mediaset SpA	Call	EUR	3.60	11/15/13	305	(70,590)
Fomento Economico Mexicano SAB de CV — ADR	Call	USD	105.00	11/18/13	163	(6,520)
Gildan Activewear, Inc.	Call	CAD	50.00	11/18/13	466	(42,906)
SINA Corp.	Call	USD	95.00	11/18/13	224	(18,032)
Yandex NV	Call	USD	39.00	11/18/13	333	(14,985)
Mediaset SpA	Call	EUR	4.00	12/20/13	550	(178,671)
Total						$(434,026)

•	Over-the-counter options written as of October 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Vale SA — ADR	Deutsche Bank AG	Call	USD	17.21	11/04/13	125,400	$(903)
Aalberts Industries NV	Morgan Stanley & Co. International PLC	Call	EUR	20.40	11/05/13	25,400	(54,866)
Ageas	Deutsche Bank AG	Call	EUR	31.57	11/05/13	73,500	(28,998)
ASML Holding NV	Goldman Sachs International	Call	EUR	70.83	11/05/13	33,700	(14,213)
ASML Holding NV	Goldman Sachs International	Call	EUR	72.87	11/05/13	20,000	(943)
Aveva Group PLC	UBS AG	Call	GBP	25.95	11/05/13	25,700	(6,940)
AXA SA	Bank of America N.A.	Call	EUR	17.91	11/05/13	147,000	(102,589)
Babcock International Group PLC	Morgan Stanley & Co. International PLC	Call	GBP	12.02	11/05/13	84,000	(99,387)
Bank of Ireland	Deutsche Bank AG	Call	EUR	0.23	11/05/13	2,657,700	(157,202)
Bankinter SA	Morgan Stanley & Co. International PLC	Call	EUR	4.16	11/05/13	175,000	(81,337)
Cie Automotive SA	Goldman Sachs International	Call	EUR	7.62	11/05/13	35,200	(18,442)
DCC PLC	Bank of America N.A.	Call	GBP	25.42	11/05/13	25,000	(102,939)
DS Smith PLC	Morgan Stanley & Co. International PLC	Call	GBP	2.92	11/05/13	356,500	(63,094)
Duro Felguera SA	Morgan Stanley & Co. International PLC	Call	EUR	5.35	11/05/13	100,500	(1)
Erste Group Bank AG	Goldman Sachs International	Call	EUR	24.13	11/05/13	33,900	(79,810)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	75

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

•	Over-the-counter options written as of October 31, 2013 were as follows: (continued)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Eurasia Drilling Co. Ltd. — GDR	Deutsche Bank AG	Call	USD	40.20	11/05/13	7,300	$(15,718)
Eurasia Drilling Co. Ltd. — GDR	Morgan Stanley & Co. International PLC	Call	USD	41.13	11/05/13	48,000	(61,747)
Glencore Xstrata PLC	Deutsche Bank AG	Call	GBP	3.41	11/05/13	570,000	(29,685)
Halma PLC	Goldman Sachs International	Call	GBP	5.67	11/05/13	140,000	(748)
Intertek Group PLC	Morgan Stanley & Co. International PLC	Call	GBP	34.26	11/05/13	73,600	(3,763)
Kingspan Group PLC	UBS AG	Call	EUR	11.87	11/05/13	6,500	(5,086)
KUKA AG	Deutsche Bank AG	Call	EUR	33.25	11/05/13	30,900	(32,270)
Lloyds Banking Group PLC	Goldman Sachs International	Call	GBP	0.76	11/05/13	2,196,000	(61,444)
Rexel SA	Morgan Stanley & Co. International PLC	Call	EUR	18.77	11/05/13	60,100	(6,182)
Rotork PLC	Morgan Stanley & Co. International PLC	Call	GBP	28.62	11/05/13	39,400	(19,463)
Sacyr SA	UBS AG	Call	EUR	3.63	11/05/13	378,000	(173,221)
Sanofi	UBS AG	Call	EUR	74.03	11/05/13	22,800	(139,732)
Syngenta AG	Goldman Sachs International	Call	CHF	375.14	11/05/13	10,100	(3,839)
UBS AG	UBS AG	Call	CHF	19.62	11/05/13	232,100	(5)
Bayer AG	Citibank N.A.	Call	EUR	86.03	11/06/13	71,100	(518,077)
Blinkx PLC	Morgan Stanley & Co. International PLC	Call	GBP	1.63	11/06/13	328,800	(20,552)
Crest Nicholson Holdings PLC	Goldman Sachs International	Call	GBP	3.47	11/06/13	10,833	(6,936)
Crest Nicholson Holdings PLC	Goldman Sachs International	Call	GBP	3.50	11/06/13	18,544	(10,952)
Daimler AG	Goldman Sachs International	Call	EUR	57.04	11/06/13	15,500	(69,066)
Hargreaves Lansdown PLC	Morgan Stanley & Co. International PLC	Call	GBP	10.30	11/06/13	118,500	(300,663)
Novartis AG	UBS AG	Call	CHF	70.55	11/06/13	209,000	(122,987)
Ultra Electronics Holdings PLC	Morgan Stanley & Co. International PLC	Call	GBP	19.40	11/06/13	15,000	(4,007)
Vivendi SA	Citibank N.A.	Call	EUR	17.63	11/06/13	90,000	(127,667)
Euronet Worldwide, Inc.	Goldman Sachs International	Call	USD	38.04	11/07/13	20,400	(109,746)
Anhui Conch Cement Co. Ltd., Class H	Citibank N.A.	Call	HKD	26.13	11/12/13	425,000	(64,669)
Epistar Corp.	Citibank N.A.	Call	TWD	56.53	11/12/13	852,000	(1,363)
Kenedix Realty Investment Corp. — REIT	Morgan Stanley & Co. International PLC	Call	JPY	465,942.73	11/12/13	125	(7,708)
Nabtesco Corp.	Citibank N.A.	Call	JPY	2,396.52	11/12/13	69,200	(32,219)
SoftBank Corp.	Goldman Sachs International	Call	JPY	6,850.99	11/12/13	119,700	(670,468)
Sony Corp.	Goldman Sachs International	Call	JPY	2,106.68	11/12/13	274,700	(46)
Sumitomo Mitsui Financial Group, Inc.	Goldman Sachs International	Call	JPY	4,940.31	11/12/13	150,400	(40,224)
Tokyo Tatemono Co. Ltd.	Goldman Sachs International	Call	JPY	929.81	11/12/13	295,000	(75,721)
Toyota Motor Corp.	Goldman Sachs International	Call	JPY	6,534.08	11/12/13	143,500	(84,547)
Treasury Wine Estates Ltd.	Citibank N.A.	Call	AUD	4.58	11/12/13	285,200	(48,922)
Yahoo! Japan Corp.	Morgan Stanley & Co. International PLC	Call	JPY	579.30	11/12/13	806,000	(2,215)
Aveva Group PLC	Morgan Stanley & Co. International PLC	Call	GBP	26.51	11/13/13	9,000	(1,343)
Blinkx PLC	Morgan Stanley & Co. International PLC	Call	GBP	1.63	11/13/13	328,800	(28,356)
Halma PLC	Goldman Sachs International	Call	GBP	5.67	11/13/13	70,000	(2,111)
Inchcape PLC	Bank of America N.A.	Call	GBP	6.24	11/13/13	118,600	(39,077)
Kering	Morgan Stanley & Co. International PLC	Call	EUR	171.18	11/13/13	29,000	(51,604)
Kingspan Group PLC	UBS AG	Call	EUR	11.87	11/13/13	11,800	(10,074)
Melco Crown Entertainment Ltd. — ADR	Deutsche Bank AG	Call	USD	31.57	11/13/13	83,800	(185,370)
Randstad Holding NV	Goldman Sachs International	Call	EUR	41.27	11/13/13	29,700	(171,150)
Svenska Cellulosa AB, B Shares	Goldman Sachs International	Call	SEK	164.28	11/13/13	144,000	(432,569)
Technip SA	Bank of America N.A.	Call	EUR	90.36	11/13/13	12,200	(176)
Travis Perkins PLC	Morgan Stanley & Co. International PLC	Call	GBP	16.86	11/13/13	61,000	(165,694)
Ultra Electronics Holdings PLC	Goldman Sachs International	Call	GBP	19.34	11/13/13	15,000	(6,362)
Blinkx PLC	Morgan Stanley & Co. International PLC	Call	GBP	1.59	11/20/13	325,700	(45,230)

See Notes to Financial Statements.

76	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

•	Over-the-counter options written as of October 31, 2013 were as follows: (continued)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Aalberts Industries NV	Deutsche Bank AG	Call	EUR	20.10	11/21/13	25,000	$(65,290)
AXA SA	Bank of America N.A.	Call	EUR	17.91	11/21/13	147,000	(138,269)
Babcock International Group PLC	Morgan Stanley & Co. International PLC	Call	GBP	12.03	11/21/13	40,100	(47,311)
Bank of Ireland	Deutsche Bank AG	Call	EUR	0.22	11/21/13	3,918,800	(289,109)
Crest Nicholson Holdings PLC	UBS AG	Call	GBP	3.70	11/21/13	150,000	(50,993)
Duro Felguera SA	Goldman Sachs International	Call	EUR	5.17	11/21/13	35,600	(275)
Erste Group Bank AG	Goldman Sachs International	Call	EUR	23.74	11/21/13	93,800	(284,794)
Eurasia Drilling Co. Ltd. — GDR	Morgan Stanley & Co. International PLC	Call	USD	40.27	11/21/13	7,700	(17,403)
Euronet Worldwide, Inc.	Deutsche Bank AG	Call	USD	37.46	11/21/13	25,600	(156,941)
Glencore Xstrata PLC	Goldman Sachs International	Call	GBP	3.48	11/21/13	570,000	(38,012)
Intertek Group PLC	Morgan Stanley & Co. International PLC	Call	GBP	33.88	11/21/13	12,800	(6,655)
Lloyds Banking Group PLC	Morgan Stanley & Co. International PLC	Call	GBP	0.78	11/21/13	1,010,000	(23,934)
NH Hoteles SA	Goldman Sachs International	Call	EUR	4.18	11/21/13	227,000	(11,739)
Rexel SA	Morgan Stanley & Co. International PLC	Call	EUR	19.07	11/21/13	60,000	(13,120)
Rotork PLC	Morgan Stanley & Co. International PLC	Call	GBP	27.92	11/21/13	34,000	(54,503)
Sacyr SA	Goldman Sachs International	Call	EUR	3.70	11/21/13	295,400	(124,196)
Schneider Electric SA	Morgan Stanley & Co. International PLC	Call	EUR	65.33	11/21/13	80,600	(38,104)
Societe Generale SA	Citibank N.A.	Call	EUR	38.61	11/21/13	28,400	(131,452)
Telefonica Deutschland Holding AG	Goldman Sachs International	Call	EUR	5.96	11/21/13	317,000	(40,409)
Travis Perkins PLC	Morgan Stanley & Co. International PLC	Call	GBP	16.86	11/21/13	61,000	(167,539)
Valeo SA	Morgan Stanley & Co. International PLC	Call	EUR	66.24	11/21/13	32,500	(303,472)
William Hill PLC	Goldman Sachs International	Call	GBP	4.22	11/21/13	283,800	(5,215)
Ziggo NV	UBS AG	Call	EUR	30.27	11/21/13	70,800	(140,100)
Melco Crown Entertainment Ltd. — ADR	Deutsche Bank AG	Call	USD	31.57	11/25/13	83,800	(220,573)
SKF AB, B Shares	JPMorgan Chase Bank N.A.	Call	SEK	183.21	11/25/13	51,000	(3,246)
Westjet Airlines Ltd.	UBS AG	Call	CAD	25.86	11/25/13	54,000	(94,118)
Babcock International Group PLC	Morgan Stanley & Co. International PLC	Call	GBP	11.84	11/27/13	47,400	(71,328)
Blinkx PLC	Morgan Stanley & Co. International PLC	Call	GBP	1.59	11/27/13	325,700	(49,966)
Erste Group Bank AG	UBS AG	Call	EUR	24.06	11/27/13	93,800	(258,840)
Lloyds Banking Group PLC	JPMorgan Chase Bank N.A.	Call	GBP	0.76	11/27/13	1,103,600	(54,005)
NH Hoteles SA	Goldman Sachs International	Call	EUR	4.17	11/27/13	92,000	(6,115)
Statoil ASA	Bank of America N.A.	Call	NOK	137.25	12/02/13	50,500	(42,358)
Statoil ASA	Citibank N.A.	Call	NOK	143.12	12/02/13	59,500	(15,584)
Statoil ASA	Morgan Stanley & Co. International PLC	Call	NOK	139.80	12/02/13	162,500	(88,735)
AIA Group Ltd.	Goldman Sachs International	Call	HKD	38.81	12/03/13	1,095,600	(177,322)
GCL-Poly Energy Holdings Ltd.	Citibank N.A.	Call	HKD	2.52	12/03/13	8,502,000	(85,760)
GMO internet, Inc.	Citibank N.A.	Call	JPY	1,321.37	12/03/13	113,600	(18,772)
Kenedix Realty Investment Corp. — REIT	Bank of America N.A.	Call	JPY	462,308.68	12/03/13	128	(15,891)
Oversea-Chinese Banking Corp. Ltd.	Bank of America N.A.	Call	SGD	10.34	12/03/13	308,000	(49,197)
Samsonite International SA	Morgan Stanley & Co. International PLC	Call	HKD	22.59	12/03/13	475,500	(22,500)
Shinsei Bank Ltd.	Morgan Stanley & Co. International PLC	Call	JPY	225.65	12/03/13	582,000	(72,642)
Aalberts Industries NV	Deutsche Bank AG	Call	EUR	20.10	12/04/13	25,000	(67,197)
Actelion Ltd.	Morgan Stanley & Co. International PLC	Call	CHF	63.84	12/04/13	38,200	(284,325)
Actelion Ltd.	Morgan Stanley & Co. International PLC	Call	CHF	70.99	12/04/13	15,400	(31,761)
Anheuser-Busch InBev NV	Citibank N.A.	Call	EUR	72.98	12/04/13	91,700	(498,397)
Anheuser-Busch InBev NV	Citibank N.A.	Call	EUR	77.46	12/04/13	15,500	(21,681)
Aveva Group PLC	UBS AG	Call	GBP	26.78	12/04/13	5,000	(1,616)
Babcock International Group PLC	Morgan Stanley & Co. International PLC	Call	GBP	12.30	12/04/13	100,000	(88,200)
Bank of Ireland	Morgan Stanley & Co. International PLC	Call	EUR	0.22	12/04/13	5,543,000	(393,240)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	77

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

•	Over-the-counter options written as of October 31, 2013 were as follows: (continued)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Bankinter SA	Morgan Stanley & Co. International PLC	Call	EUR	4.23	12/04/13	554,000	$(267,155)
Blinkx PLC	Morgan Stanley & Co. International PLC	Call	GBP	1.59	12/04/13	325,700	(53,809)
Cie Automotive SA	UBS AG	Call	EUR	8.10	12/04/13	16,800	(3,383)
CRH PLC	Goldman Sachs International	Call	GBP	15.83	12/04/13	48,000	(19,726)
Daimler AG	Morgan Stanley & Co. International PLC	Call	EUR	58.66	12/04/13	35,500	(127,845)
DCC PLC	Bank of America N.A.	Call	GBP	25.42	12/04/13	25,000	(102,939)
DS Smith PLC	UBS AG	Call	GBP	2.91	12/04/13	356,500	(84,747)
Halma PLC	Goldman Sachs International	Call	GBP	5.67	12/04/13	70,000	(5,680)
Inchcape PLC	Goldman Sachs International	Call	GBP	6.18	12/04/13	111,900	(56,801)
KUKA AG	Morgan Stanley & Co. International PLC	Call	EUR	33.46	12/04/13	21,400	(39,669)
NH Hoteles SA	Goldman Sachs International	Call	EUR	4.17	12/04/13	92,000	(8,064)
Novartis AG	Citibank N.A.	Call	CHF	71.46	12/04/13	24,000	(21,896)
Randstad Holding NV	Goldman Sachs International	Call	EUR	41.27	12/04/13	29,700	(179,375)
Rexel SA	Citibank N.A.	Call	EUR	19.15	12/04/13	31,600	(9,636)
Roche Holding AG	UBS AG	Call	CHF	254.06	12/04/13	4,900	(12,706)
Rotork PLC	UBS AG	Call	GBP	28.17	12/04/13	29,700	(47,664)
Sacyr SA	Deutsche Bank AG	Call	EUR	3.85	12/04/13	295,400	(104,521)
Svenska Cellulosa AB, B Shares	Goldman Sachs International	Call	SEK	164.28	12/04/13	144,000	(441,283)
Technip SA	Bank of America N.A.	Call	EUR	90.36	12/04/13	12,200	(1,088)
Valeo SA	Deutsche Bank AG	Call	EUR	65.39	12/04/13	32,500	(348,384)
William Hill PLC	Goldman Sachs International	Call	GBP	4.01	12/04/13	283,800	(43,904)
Euronet Worldwide, Inc.	UBS AG	Call	USD	45.71	12/05/13	23,700	(14,074)
Yandex NV	UBS AG	Call	USD	41.48	12/05/13	75,000	(27,858)
European Aeronautic Defence and Space Co. NV	Credit Suisse International	Call	EUR	48.25	12/06/13	56,700	(233,468)
Hargreaves Lansdown PLC	Goldman Sachs International	Call	GBP	11.89	12/06/13	118,500	(59,966)
Safran SA	Goldman Sachs International	Call	EUR	46.92	12/06/13	41,000	(83,368)
Vivendi SA	Citibank N.A.	Call	EUR	19.17	12/06/13	70,600	(34,110)
YY, Inc. — ADR	Deutsche Bank AG	Call	USD	50.00	12/06/13	55,200	(252,185)
Aveva Group PLC	Deutsche Bank AG	Call	GBP	25.32	12/10/13	11,000	(14,968)
DCC PLC	Deutsche Bank AG	Call	GBP	25.40	12/10/13	30,000	(124,513)
Eurasia Drilling Co. Ltd. — GDR	Morgan Stanley & Co. International PLC	Call	USD	39.84	12/10/13	19,100	(53,663)
Randstad Holding NV	Goldman Sachs International	Call	EUR	42.72	12/10/13	58,400	(260,469)
Rexel SA	Morgan Stanley & Co. International PLC	Call	EUR	18.64	12/10/13	63,200	(37,390)
Societe Generale SA	Goldman Sachs International	Call	EUR	42.40	12/10/13	28,400	(49,791)
Travis Perkins PLC	Goldman Sachs International	Call	GBP	18.41	12/10/13	58,700	(66,289)
APR Energy PLC	Citibank N.A.	Call	GBP	11.73	12/11/13	25,000	(23,492)
BNP Paribas SA	Credit Suisse International	Call	EUR	54.06	12/11/13	140,000	(376,221)
Crest Nicholson Holdings PLC	Goldman Sachs International	Call	GBP	3.91	12/11/13	60,000	(12,131)
Halma PLC	Goldman Sachs International	Call	GBP	5.73	12/11/13	70,000	(5,105)
Publicis Groupe SA	UBS AG	Call	EUR	60.96	12/11/13	59,700	(152,321)
Intertek Group PLC	Goldman Sachs International	Call	GBP	33.79	12/12/13	54,600	(48,860)
Kingspan Group PLC	UBS AG	Call	EUR	12.49	12/12/13	13,000	(7,524)
Telefonaktiebolaget LM Ericsson, Class B	Morgan Stanley & Co. International PLC	Call	SEK	79.03	12/12/13	297,400	(66,626)
Westjet Airlines Ltd.	UBS AG	Call	CAD	25.86	12/16/13	54,000	(108,360)
Aalberts Industries NV	Morgan Stanley & Co. International PLC	Call	EUR	20.10	12/17/13	27,300	(74,923)
Actelion Ltd.	Citibank N.A.	Call	CHF	71.66	12/17/13	17,000	(32,904)
Aveva Group PLC	UBS AG	Call	GBP	26.78	12/17/13	5,000	(2,167)
Bank of Ireland	UBS AG	Call	EUR	0.23	12/17/13	3,428,300	(197,821)
CRH PLC	Goldman Sachs International	Call	GBP	15.77	12/17/13	113,200	(63,520)
DCC PLC	Citibank N.A.	Call	GBP	25.71	12/17/13	30,000	(109,938)

See Notes to Financial Statements.

78	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

•	Over-the-counter options written as of October 31, 2013 were as follows: (continued)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Halma PLC	Goldman Sachs International	Call	GBP	5.73	12/17/13	70,000	$(5,686)
KUKA AG	Deutsche Bank AG	Call	EUR	32.80	12/17/13	33,300	(86,216)
NH Hoteles SA	Goldman Sachs International	Call	EUR	4.17	12/17/13	92,000	(10,293)
Rexel SA	Citibank N.A.	Call	EUR	19.15	12/17/13	31,600	(12,677)
Seadrill Ltd.	Morgan Stanley & Co. International PLC	Call	NOK	279.43	12/17/13	59,000	(60,026)
SKF AB, B Shares	Deutsche Bank AG	Call	SEK	178.49	12/17/13	153,500	(48,278)
Ziggo NV	UBS AG	Call	EUR	30.27	12/17/13	70,800	(169,299)
Anhui Conch Cement Co. Ltd., Class H	UBS AG	Call	HKD	27.59	12/18/13	778,000	(97,579)
Epistar Corp.	UBS AG	Call	TWD	53.34	12/18/13	1,185,000	(57,710)
Kenedix Realty Investment Corp. — REIT	Morgan Stanley & Co. International PLC	Call	JPY	472,766.90	12/18/13	105	(13,992)
Nabtesco Corp.	Citibank N.A.	Call	JPY	2,538.81	12/18/13	112,500	(39,347)
Oversea-Chinese Banking Corp. Ltd.	Citibank N.A.	Call	SGD	10.59	12/18/13	301,000	(31,570)
Samsonite International SA	Morgan Stanley & Co. International PLC	Call	HKD	22.59	12/18/13	475,500	(32,070)
Shinsei Bank Ltd.	Morgan Stanley & Co. International PLC	Call	JPY	225.65	12/18/13	582,000	(84,304)
SoftBank Corp.	Citibank N.A.	Call	JPY	7,683.80	12/18/13	34,500	(88,099)
Tokyu Fudosan Holdings Corp.	Goldman Sachs International	Call	JPY	1,035.11	12/18/13	207,200	(42,786)
Treasury Wine Estates Ltd.	Goldman Sachs International	Call	AUD	4.78	12/18/13	511,400	(77,673)
Yahoo! Japan Corp.	Citibank N.A.	Call	JPY	518.69	12/18/13	370,000	(16,710)
Babcock International Group PLC	UBS AG	Call	GBP	12.73	12/19/13	88,500	(40,254)
Daimler AG	Deutsche Bank AG	Call	EUR	61.44	12/19/13	67,300	(130,267)
European Aeronautic Defence and Space Co. NV	Credit Suisse International	Call	EUR	48.25	12/19/13	56,700	(252,335)
Inchcape PLC	Deutsche Bank AG	Call	GBP	6.32	12/19/13	112,000	(49,563)
Roche Holding AG	Deutsche Bank AG	Call	CHF	251.91	12/19/13	41,400	(216,242)
Rotork PLC	Deutsche Bank AG	Call	GBP	29.08	12/19/13	23,000	(26,679)
Sanofi	Citibank N.A.	Call	EUR	74.99	12/19/13	10,000	(57,957)
Technip SA	Citibank N.A.	Call	EUR	89.40	12/19/13	35,700	(10,458)
Aalberts Industries NV	Deutsche Bank AG	Call	EUR	20.53	1/03/14	22,000	(51,066)
Aveva Group PLC	Deutsche Bank AG	Call	GBP	25.74	1/03/14	18,000	(22,046)
DS Smith PLC	UBS AG	Call	GBP	3.10	1/03/14	362,000	(48,549)
Eurasia Drilling Co. Ltd. — GDR	Bank of America N.A.	Call	USD	40.09	1/03/14	16,100	(45,931)
Eurasia Drilling Co. Ltd. — GDR	Morgan Stanley & Co. International PLC	Call	USD	41.71	1/03/14	25,000	(46,440)
Safran SA	Deutsche Bank AG	Call	EUR	47.70	1/03/14	56,700	(110,036)
Aveva Group PLC	Deutsche Bank AG	Call	GBP	26.36	1/10/14	18,000	(15,268)
Bank of Ireland	Goldman Sachs International	Call	EUR	0.27	1/10/14	3,584,200	(76,146)
Eurasia Drilling Co. Ltd. — GDR	Morgan Stanley & Co. International PLC	Call	USD	42.83	1/10/14	12,500	(17,508)
Halma PLC	UBS AG	Call	GBP	5.59	1/10/14	46,000	(8,774)
KUKA AG	Deutsche Bank AG	Call	EUR	34.65	1/10/14	30,300	(55,046)
NH Hoteles SA	Goldman Sachs International	Call	EUR	4.01	1/10/14	113,500	(28,340)
SKF AB, B Shares	Goldman Sachs International	Call	SEK	176.45	1/10/14	47,100	(25,745)
Vivendi SA	Deutsche Bank AG	Call	EUR	18.75	1/10/14	122,000	(126,183)
Aalberts Industries NV	Goldman Sachs International	Call	EUR	21.33	1/14/14	22,700	(36,113)
GMO internet, Inc.	Citibank N.A.	Call	JPY	1,216.43	1/15/14	115,800	(84,349)
Kenedix Realty Investment Corp. — REIT	Citibank N.A.	Call	JPY	449,933.33	1/15/14	135	(37,295)
NAVER Corp.	Citibank N.A.	Call	KRW	642,676.00	1/15/14	4,400	(258,557)
Samsung Heavy Industries Co. Ltd.	Citibank N.A.	Call	KRW	41,390.69	1/15/14	64,600	(76,238)
Aveva Group PLC	Morgan Stanley & Co. International PLC	Call	GBP	26.10	1/22/14	8,600	(9,491)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	79

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

•	Over-the-counter options written as of October 31, 2013 were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Aalberts Industries NV	Deutsche Bank AG	Call	EUR	21.89	1/23/14	22,700	$(26,397)
Eurasia Drilling Co. Ltd. — GDR	Morgan Stanley & Co. International PLC	Call	USD	42.83	1/23/14	12,500	(19,209)
NH Hoteles SA	Goldman Sachs International	Call	EUR	4.01	1/23/14	113,500	(31,749)
Total							$(17,293,488)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$3,537,760	—	$3,537,760
Austria	—	14,142,324	—	14,142,324
Belgium	—	25,600,153	—	25,600,153
Brazil	$9,692,454	—	—	9,692,454
Canada	9,210,709	—	—	9,210,709
China	25,918,985	—	—	25,918,985
Cyprus	5,815,584	—	—	5,815,584
France	43,632,536	103,266,862	—	146,899,398
Germany	12,033,147	35,331,949	—	47,365,096
Hong Kong	7,384,732	19,584,015	—	26,968,747
Indonesia	8,439,071	2,823,872	—	11,262,943
Ireland	25,737,646	16,968,964	—	42,706,610
Italy	12,184,545	10,823,862	—	23,008,407
Japan	18,638,300	81,605,154	—	100,243,454
Malaysia	—	3,703,344	—	3,703,344
Mexico	10,748,160	—	—	10,748,160
Netherlands	9,260,325	33,494,452	—	42,754,777
New Zealand	—	6,604,793	—	6,604,793
Norway	—	16,694,094	—	16,694,094
Russia	18,671,101	—	—	18,671,101
Singapore	9,276,445	—	—	9,276,445
South Korea	—	8,857,171	—	8,857,171

See Notes to Financial Statements.

80	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (concluded)	BlackRock International Growth and Income Trust (BGY)

	Level 1	Level 2	Level 3	Total

Assets: (concluded)
Investments: (concluded)
Long-Term Investments: (concluded)
Common Stocks: (concluded)
Spain	$30,759,552	$11,229,613	—	$41,989,165
Sweden	18,577,577	15,638,906	—	34,216,483
Switzerland	9,292,263	77,918,734	—	87,210,997
Taiwan	—	6,424,811	—	6,424,811
Thailand	—	7,353,195	—	7,353,195
United Kingdom	96,832,561	96,413,752	—	193,246,313
United States	5,503,424	—	—	5,503,424
Short-Term Securities	22,346,730	—	—	22,346,730

Total	$409,955,847	$598,017,780	—	$1,007,973,627

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$41,414	—	—	$41,414
Liabilities:
Equity contracts	(84,112)	$(17,643,402)	—	(17,727,514)
Foreign currency exchange contracts	(51,727)	—	—	(51,727)

Total	$(94,425)	$(17,643,402)	—	$(17,737,827)

[1]     Derivative financial instruments are foreign currency exchange contracts and options written. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Trust’s assets and/or liabilties are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency at value	$3,042,040	—	—	$3,042,040
Cash pledged as collateral for options written	5,724,000	—	—	5,724,000
Liabilities:
Bank overdraft	—	$(1,358)	—	(1,358)

Total	$8,766,040	$(1,358)	—	$8,764,682

Certain foreign securities are fair valued utilizing an external pricing service to reflect any significant market movements between the time the Trust values such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the disclosure hierarchy. As of October 31, 2012, securities with a value of $9,537,865 were systematically fair valued due to significant market movements, but were not valued using systematic fair values as of October 31, 2013. Therefore, these securities were transferred from Level 2 to Level 1 during the period October 31, 2012 to October 31, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	81

Schedule of Investments October 31, 2013	BlackRock Real Asset Equity Trust (BCF)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Chemicals — 14.6%
Agrium, Inc.	68,900	$5,878,548
Air Products & Chemicals, Inc. (a)	88,600	9,658,286
Celanese Corp., Series A (a)	91,800	5,141,718
The Dow Chemical Co. (a)	155,725	6,146,466
EI du Pont de Nemours & Co. (a)	350,600	21,456,720
Monsanto Co.	65,400	6,859,152
The Mosaic Co.	19,000	871,150
Olin Corp.	172,700	3,887,477
Potash Corp. of Saskatchewan, Inc.	181,000	5,629,100
Praxair, Inc. (a)	160,200	19,978,542

		85,507,159
Containers & Packaging — 2.5%
MeadWestvaco Corp.	419,800	14,630,030
Energy Equipment & Services — 5.9%
Cameron International Corp. (a)(b)	56,000	3,072,160
Ensco PLC (a)	69,000	3,977,850
Halliburton Co. (a)	148,000	7,848,440
National Oilwell Varco, Inc. (a)	44,700	3,628,746
Schlumberger Ltd. (a)	140,600	13,177,032
Technip SA	23,600	2,471,842

		34,176,070
Machinery — 4.1%
Caterpillar, Inc. (a)	218,400	18,205,824
Deere & Co.	72,900	5,966,136

		24,171,960
Metals & Mining — 34.4%
African Rainbow Minerals Ltd.	224,750	4,303,025
Agnico Eagle Mines Ltd. (a)	77,550	2,290,052
Alcoa, Inc.	260,550	2,415,300
Allegheny Technologies, Inc. (a)	36,000	1,191,600
Alumina Ltd. (b)	1,753,866	1,705,237
Anglo American Platinum Ltd. (b)	35,444	1,432,832
Anglo American PLC	77,945	1,853,281
Barrick Gold Corp. (a)	90,700	1,758,673
BHP Billiton PLC	748,600	23,100,845
Carpenter Technology Corp.	36,466	2,163,528
Cia de Minas Buenaventura SA — ADR	143,900	2,086,550
Detour Gold Corp. (b)	129,200	1,055,756
Dominion Diamond Corp. (b)	126,700	1,710,963
Eldorado Gold Corp.	429,300	2,894,527
Eramet	13,550	1,286,729
First Quantum Minerals Ltd. (a)	490,600	9,307,119
Freeport-McMoRan Copper & Gold, Inc. (a)	109,500	4,025,220
Fresnillo PLC	475,000	7,425,548
Glencore Xstrata PLC	3,512,887	19,118,054
Goldcorp, Inc.	216,950	5,517,040
IAMGOLD Corp.	243,500	1,244,766
Iluka Resources Ltd.	818,486	7,944,606
Impala Platinum Holdings Ltd.	370,200	4,496,700
Industrias Penoles SAB de CV	333,569	9,685,255
Jiangxi Copper Co. Ltd., Class H	1,339,500	2,568,087
Kazakhmys PLC	268,500	1,129,672
Kinross Gold Corp.	240,900	1,221,363
Lundin Mining Corp. (a)(b)	800,000	3,606,196
Minsur SA	3,846,986	1,942,222
MMC Norilsk Nickel OJSC — ADR	68,120	1,028,999
Nevsun Resources Ltd.	978,250	3,565,290
New Gold, Inc. (b)	378,000	2,218,731
Newcrest Mining Ltd.	314,085	3,045,591
Newmont Mining Corp.	51,550	1,405,253
OZ Minerals Ltd.	397,359	1,354,419

Common Stocks	Shares	Value
Metals & Mining (concluded)
Rio Tinto PLC	479,104	$24,242,927
Silver Wheaton Corp. (a)	80,000	1,813,600
Southern Copper Corp.	68,806	1,923,128
Teck Resources Ltd., Class B	390,600	10,451,964
United States Steel Corp. (a)	39,800	990,622
Vale SA — ADR	519,000	8,309,190
Vedanta Resources PLC	432,700	7,372,383
Western Areas Ltd.	750,000	1,979,061
Zijin Mining Group Co Ltd., Class H	5,225,731	1,203,629

		201,385,533
Oil, Gas & Consumable Fuels — 28.9%
Anadarko Petroleum Corp. (a)	102,500	9,767,225
BG Group PLC	347,000	7,078,747
Cairn Energy PLC (b)	470,000	2,129,655
Caracal Energy, Inc. (b)	340,000	2,616,768
Chevron Corp. (a)	144,000	17,274,240
Cobalt International Energy, Inc. (a)(b)	46,000	1,067,660
Concho Resources, Inc. (a)(b)	42,100	4,656,681
ConocoPhillips (a)	149,200	10,936,360
CONSOL Energy, Inc. (a)	45,579	1,663,634
Continental Resources, Inc. (a)(b)	36,800	4,191,520
Enbridge, Inc.	47,000	2,037,501
Eni SpA (a)	177,500	4,506,200
EOG Resources, Inc. (a)	45,400	8,099,360
EQT Corp. (a)	44,400	3,801,084
Exxon Mobil Corp. (a)	173,700	15,566,994
Gulfport Energy Corp. (b)	72,238	4,239,648
Hess Corp.	118,000	9,581,600
Kodiak Oil & Gas Corp. (b)	170,100	2,206,197
Kosmos Energy Ltd. (b)	192,870	2,055,994
Noble Energy, Inc.	130,500	9,778,365
Phillips 66 (a)	53,000	3,414,790
Pioneer Natural Resources Co.	29,371	6,014,593
Range Resources Corp.	68,700	5,201,277
Rosetta Resources, Inc. (b)	63,400	3,800,196
Royal Dutch Shell PLC — ADR (a)	110,900	7,392,594
Southwestern Energy Co. (a)(b)	55,500	2,065,710
Suncor Energy, Inc.	119,200	4,332,920
TransCanada Corp. (a)	136,000	6,129,228
Whiting Petroleum Corp. (b)	116,900	7,819,441

		169,426,182
Paper & Forest Products — 3.9%
Fibria Celulose SA — ADR (b)	238,100	3,107,205
International Paper Co. (a)	350,000	15,613,500
Mondi PLC	237,512	4,241,034

		22,961,739
Real Estate Investment Trusts (REITs) — 2.3%
Weyerhaeuser Co. (a)	443,900	13,494,560
Total Long-Term Investments (Cost — $490,777,341) — 96.6%		565,753,233

See Notes to Financial Statements.

82	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Real Asset Equity Trust (BCF)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (c)(d)	21,163,179	$21,163,179
Total Short-Term Securities (Cost — $21,163,179) — 3.6%		21,163,179
Total Investments Before Options Written (Cost — $511,940,520) — 100.2%		586,916,412

Options Written	Value
(Premiums Received — $4,859,346) — (0.8)%	$(4,828,567)
Total Investments Net of Options Written — 99.4%	582,087,845
Other Assets Less Liabilities — 0.6%	3,545,633

Net Assets — 100.0%	$585,633,478

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(b)	Non-income producing security.

(c)	Represents the current yield as of report date.

(d)	Investments in issuers considered to be an affiliate of the Trust during the year ended October 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at October 31, 2012	Net Activity	Shares/Beneficial Interest Held at October 31, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	26,727,621	(5,564,442)	21,163,179	$26,417	$306
BlackRock Liquidity Series, LLC, Money Market Series	$3,731,016	$(3,731,016)	—	$3,962	—

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of October 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	47,011	CAD	49,164	Deutsche Bank AG	11/01/13	$(142)

•	Exchange-traded options written as of October 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Caterpillar, Inc.	Call	USD	88.00	11/04/13	520	$(520)
EI du Pont de Nemours & Co.	Call	USD	60.00	11/04/13	306	(38,097)
EI du Pont de Nemours & Co.	Call	USD	60.50	11/04/13	307	(23,332)
EQT Corp.	Call	USD	92.75	11/04/13	155	(76)
Caterpillar, Inc.	Call	USD	85.00	11/08/13	460	(10,350)
Exxon Mobil Corp.	Call	USD	88.00	11/08/13	92	(17,342)
Eni SpA	Call	EUR	18.00	11/15/13	125	(65,324)
Air Products & Chemicals, Inc.	Call	USD	110.00	11/18/13	100	(13,250)
Air Products & Chemicals, Inc.	Call	USD	115.00	11/18/13	110	(2,200)
Allegheny Technologies, Inc.	Call	USD	35.00	11/18/13	126	(3,150)
Anadarko Petroleum Corp.	Call	USD	95.00	11/18/13	358	(101,851)
Cameron International Corp.	Call	USD	65.00	11/18/13	100	(500)
Cameron International Corp.	Call	USD	67.50	11/18/13	100	(500)
Caterpillar, Inc.	Call	USD	90.00	11/18/13	744	(1,860)
Celanese Corp., Series A	Call	USD	52.50	11/18/13	315	(124,425)
Chevron Corp.	Call	USD	120.00	11/18/13	147	(21,609)
Concho Resources, Inc.	Call	USD	125.00	11/18/13	150	(12,000)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	83

Schedule of Investments (continued)	BlackRock Real Asset Equity Trust (BCF)

•	Exchange-traded options written as of October 31, 2013 were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
ConocoPhillips	Call	USD	72.50	11/18/13	186	$(26,691)
CONSOL Energy, Inc.	Call	USD	39.00	11/18/13	160	(2,400)
The Dow Chemical Co.	Call	USD	40.00	11/18/13	545	(27,795)
EI du Pont de Nemours & Co.	Call	USD	60.00	11/18/13	614	(89,644)
Ensco PLC	Call	USD	57.50	11/18/13	130	(12,675)
Freeport-McMoRan Copper & Gold, Inc.	Call	USD	35.00	11/18/13	206	(39,758)
Freeport-McMoRan Copper & Gold, Inc.	Call	USD	38.00	11/18/13	130	(3,250)
Halliburton Co.	Call	USD	50.00	11/18/13	263	(84,818)
Halliburton Co.	Call	USD	52.50	11/18/13	255	(33,533)
International Paper Co.	Call	USD	46.00	11/18/13	615	(13,223)
Lundin Mining Corp.	Call	CAD	5.00	11/18/13	1,400	(6,042)
National Oilwell Varco, Inc.	Call	USD	82.50	11/18/13	77	(6,006)
Phillips 66	Call	USD	60.00	11/18/13	93	(42,780)
Phillips 66	Call	USD	62.50	11/18/13	93	(23,482)
Praxair, Inc.	Call	USD	125.00	11/18/13	560	(67,200)
Schlumberger Ltd.	Call	USD	90.00	11/18/13	202	(82,820)
Schlumberger Ltd.	Call	USD	95.00	11/18/13	290	(24,215)
Silver Wheaton Corp.	Call	USD	27.00	11/18/13	132	(462)
Southwestern Energy Co.	Call	USD	38.00	11/18/13	97	(5,044)
TransCanada Corp.	Call	CAD	46.00	11/18/13	476	(57,751)
Weyerhaeuser Co.	Call	USD	31.00	11/18/13	778	(21,395)
Exxon Mobil Corp.	Call	USD	90.00	11/22/13	91	(6,097)
Barrick Gold Corp.	Call	USD	20.50	11/29/13	316	(13,746)
Caterpillar, Inc.	Call	USD	86.00	11/29/13	460	(23,460)
Chevron Corp.	Call	USD	121.00	11/29/13	108	(12,852)
Agnico Eagle Mines Ltd.	Call	USD	35.00	12/23/13	135	(4,253)
Air Products & Chemicals, Inc.	Call	USD	115.00	12/23/13	110	(12,650)
Chevron Corp.	Call	USD	120.00	12/23/13	147	(31,752)
Cobalt International Energy, Inc.	Call	USD	27.50	12/23/13	160	(10,000)
Continental Resources, Inc.	Call	USD	125.00	12/23/13	125	(31,875)
First Quantum Minerals Ltd.	Call	CAD	20.00	12/23/13	858	(73,650)
First Quantum Minerals Ltd.	Call	CAD	21.00	12/23/13	860	(41,241)
Freeport-McMoRan Copper & Gold, Inc.	Call	USD	36.00	12/23/13	49	(8,648)
Royal Dutch Shell PLC — ADR	Call	USD	70.00	12/23/13	388	(10,670)
Southwestern Energy Co.	Call	USD	39.00	12/23/13	97	(6,063)
United States Steel Corp.	Call	USD	25.00	12/23/13	139	(16,889)
Total						$(1,411,216)

•	Over-the-counter options written as of October 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
EOG Resources, Inc.	Morgan Stanley & Co. International PLC	Call	USD	171.54	11/04/13	19,600	$(146,128)
Kodiak Oil & Gas Corp.	Morgan Stanley & Co. International PLC	Call	USD	11.57	11/04/13	59,500	(83,742)
Pioneer Natural Resources Co.	Deutsche Bank AG	Call	USD	190.49	11/04/13	10,700	(158,365)
Range Resources Corp.	Morgan Stanley & Co. International PLC	Call	USD	79.17	11/04/13	31,700	(2,042)
Vale SA — ADR	Deutsche Bank AG	Call	USD	17.21	11/04/13	117,100	(843)
Weyerhaeuser Co.	Morgan Stanley & Co. International PLC	Call	USD	29.85	11/04/13	77,500	(49,043)
Whiting Petroleum Corp.	Morgan Stanley & Co. International PLC	Call	USD	56.98	11/04/13	14,800	(146,677)
African Rainbow Minerals Ltd.	UBS AG	Call	ZAR	198.69	11/05/13	36,000	(4,015)
Eramet	Morgan Stanley & Co. International PLC	Call	EUR	81.11	11/05/13	2,200	(1)
Technip SA	Deutsche Bank AG	Call	EUR	90.43	11/05/13	4,500	(3)

See Notes to Financial Statements.

84	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Real Asset Equity Trust (BCF)

•	Over-the-counter options written as of October 31, 2013 were as follows: (continued)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Vedanta Resources PLC	Morgan Stanley & Co. International PLC	Call	GBP	11.93	11/05/13	78,300	$(89)
Cairn Energy PLC	Morgan Stanley & Co. International PLC	Call	GBP	2.79	11/06/13	31,700	(2,927)
Caracal Energy, Inc.	UBS AG	Call	GBP	4.66	11/06/13	40,000	(9,649)
International Paper Co.	Citibank N.A.	Call	USD	48.52	11/07/13	61,200	(78)
Kosmos Energy Ltd.	Deutsche Bank AG	Call	USD	10.76	11/07/13	4,000	(782)
Minsur SA	Citibank N.A.	Call	PEN	1.48	11/07/13	319,500	(534)
Ensco PLC	Deutsche Bank AG	Call	USD	55.18	11/11/13	11,200	(29,441)
Teck Resources Ltd., Class B	UBS AG	Call	CAD	28.83	11/11/13	68,400	(18,144)
Kosmos Energy Ltd.	Citibank N.A.	Call	USD	10.57	11/12/13	31,800	(11,594)
Newcrest Mining Ltd.	UBS AG	Call	AUD	12.32	11/12/13	110,000	(816)
Whiting Petroleum Corp.	Morgan Stanley & Co. International PLC	Call	USD	64.12	11/12/13	13,100	(44,499)
Cairn Energy PLC	Morgan Stanley & Co. International PLC	Call	GBP	2.79	11/13/13	31,700	(3,732)
Fibria Celulose SA — ADR	Goldman Sachs International	Call	USD	12.08	11/13/13	44,000	(44,186)
Fresnillo PLC	Morgan Stanley & Co. International PLC	Call	GBP	10.36	11/13/13	41,200	(9,731)
Suncor Energy, Inc.	Deutsche Bank AG	Call	USD	36.90	11/13/13	20,800	(7,140)
Technip SA	Bank of America N.A.	Call	EUR	90.36	11/13/13	1,900	(27)
Teck Resources Ltd., Class B	UBS AG	Call	CAD	30.04	11/14/13	34,200	(2,671)
BHP Billiton PLC	Citibank N.A.	Call	GBP	18.32	11/21/13	257,000	(420,260)
Industrias Penoles SAB de CV	Citibank N.A.	Call	MXN	398.34	11/21/13	37,800	(28,854)
Vedanta Resources PLC	Morgan Stanley & Co. International PLC	Call	GBP	11.40	11/21/13	73,000	(10,720)
Detour Gold Corp.	Deutsche Bank AG	Call	CAD	9.09	11/22/13	22,600	(6,344)
Olin Corp.	Morgan Stanley & Co. International PLC	Call	USD	23.09	11/22/13	31,800	(10,364)
Alcoa, Inc.	UBS AG	Call	USD	8.54	11/25/13	43,700	(35,968)
Enbridge, Inc.	Deutsche Bank AG	Call	USD	43.71	11/25/13	16,400	(23,499)
Kosmos Energy Ltd.	Citibank N.A.	Call	USD	10.57	11/25/13	31,800	(15,987)
Monsanto Co.	UBS AG	Call	USD	109.02	11/25/13	10,700	(10,753)
Caracal Energy, Inc.	Citibank N.A.	Call	GBP	5.18	11/27/13	19,000	(565)
BG Group PLC	Citibank N.A.	Call	GBP	12.45	12/02/13	64,000	(48,011)
ConocoPhillips	Citibank N.A.	Call	USD	70.69	12/02/13	33,600	(118,059)
Deere & Co.	Credit Suisse International	Call	USD	83.61	12/02/13	12,700	(14,946)
National Oilwell Varco, Inc.	Morgan Stanley & Co. International PLC	Call	USD	82.93	12/02/13	7,900	(9,677)
Noble Energy, Inc.	Deutsche Bank AG	Call	USD	77.06	12/02/13	22,800	(28,094)
Olin Corp.	Morgan Stanley & Co. International PLC	Call	USD	22.98	12/02/13	28,600	(13,102)
Alumina Ltd.	Goldman Sachs International	Call	AUD	1.01	12/03/13	613,800	(27,925)
Eldorado Gold Corp.	Deutsche Bank AG	Call	CAD	6.78	12/03/13	75,000	(40,780)
Jiangxi Copper Co. Ltd., Class H	UBS AG	Call	HKD	15.19	12/03/13	468,000	(24,025)
Western Areas Ltd.	UBS AG	Call	AUD	2.85	12/03/13	262,500	(28,752)
Whiting Petroleum Corp.	Morgan Stanley & Co. International PLC	Call	USD	61.05	12/03/13	13,000	(85,956)
Zijin Mining Group Co Ltd., Class H	UBS AG	Call	HKD	1.84	12/03/13	1,828,000	(13,538)
African Rainbow Minerals Ltd.	UBS AG	Call	ZAR	204.79	12/04/13	42,000	(15,157)
The Mosaic Co.	Citibank N.A.	Call	USD	46.75	12/04/13	3,100	(3,525)
Potash Corp. of Saskatchewan, Inc.	Deutsche Bank AG	Call	USD	32.32	12/04/13	31,600	(14,026)
Suncor Energy, Inc.	Deutsche Bank AG	Call	USD	36.90	12/04/13	20,800	(12,814)
Technip SA	Bank of America N.A.	Call	EUR	90.36	12/04/13	1,900	(169)
Caracal Energy, Inc.	Citibank N.A.	Call	GBP	4.92	12/06/13	40,000	(5,900)
Caracal Energy, Inc.	Citibank N.A.	Call	GBP	5.18	12/06/13	20,000	(943)
Glencore Xstrata PLC	Goldman Sachs International	Call	GBP	3.45	12/06/13	615,000	(78,615)
Rio Tinto PLC	Citibank N.A.	Call	GBP	32.68	12/06/13	83,800	(72,052)
Rosetta Resources, Inc.	Citibank N.A.	Call	USD	55.42	12/06/13	22,100	(155,654)
Industrias Penoles SAB de CV	Deutsche Bank AG	Call	MXN	388.70	12/09/13	42,700	(64,853)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	85

Schedule of Investments (continued)	BlackRock Real Asset Equity Trust (BCF)

•	Over-the-counter options written as of October 31, 2013 were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Minsur SA	Deutsche Bank AG	Call	PEN	1.27	12/09/13	319,500	$(16,780)
Nevsun Resources Ltd.	Citibank N.A.	Call	CAD	3.52	12/09/13	50,000	(18,664)
Noble Energy, Inc.	Deutsche Bank AG	Call	USD	77.83	12/09/13	22,800	(27,643)
Anglo American PLC	Deutsche Bank AG	Call	GBP	16.00	12/10/13	27,200	(13,486)
Cairn Energy PLC	Morgan Stanley & Co. International PLC	Call	GBP	2.63	12/10/13	27,000	(9,534)
Carpenter Technology Corp.	Morgan Stanley & Co. International PLC	Call	USD	59.21	12/11/13	12,700	(24,191)
Agrium, Inc.	Barclays Bank PLC	Call	USD	84.92	12/12/13	22,700	(84,074)
Anglo American Platinum Ltd.	Deutsche Bank AG	Call	ZAR	437.16	12/12/13	12,400	(10,190)
Fibria Celulose SA — ADR	Deutsche Bank AG	Call	USD	12.91	12/12/13	39,300	(24,534)
Fresnillo PLC	UBS AG	Call	GBP	10.24	12/12/13	125,000	(87,745)
Impala Platinum Holdings Ltd.	Deutsche Bank AG	Call	ZAR	125.87	12/12/13	129,500	(67,383)
MMC Norilsk Nickel OJSC — ADR	Goldman Sachs International	Call	USD	15.90	12/12/13	23,800	(4,092)
Monsanto Co.	Citibank N.A.	Call	USD	106.79	12/12/13	12,100	(25,537)
Alcoa, Inc.	Citibank N.A.	Call	USD	9.57	12/13/13	47,400	(11,664)
Kazakhmys PLC	UBS AG	Call	GBP	2.58	12/13/13	94,000	(24,381)
Deere & Co.	Credit Suisse International	Call	USD	83.61	12/16/13	12,700	(19,853)
BG Group PLC	Deutsche Bank AG	Call	GBP	12.11	12/17/13	57,500	(71,338)
Cairn Energy PLC	Morgan Stanley & Co. International PLC	Call	GBP	2.66	12/17/13	27,000	(8,422)
Mondi PLC	UBS AG	Call	GBP	11.26	12/17/13	83,000	(45,317)
Iluka Resources Ltd.	Morgan Stanley & Co. International PLC	Call	AUD	10.18	12/18/13	286,400	(150,644)
OZ Minerals Ltd.	Citibank N.A.	Call	AUD	3.86	12/18/13	139,000	(10,474)
Potash Corp. of Saskatchewan, Inc.	Deutsche Bank AG	Call	USD	32.32	12/18/13	31,600	(18,803)
Glencore Xstrata PLC	Goldman Sachs International	Call	GBP	3.45	12/19/13	615,000	(93,126)
Hess Corp.	Morgan Stanley & Co. International PLC	Call	USD	81.26	12/19/13	41,300	(101,777)
Rio Tinto PLC	Citibank N.A.	Call	GBP	32.68	12/19/13	83,800	(92,587)
Teck Resources Ltd., Class B	UBS AG	Call	CAD	30.64	12/19/13	34,200	(15,189)
Cairn Energy PLC	Citibank N.A.	Call	GBP	2.78	1/03/14	47,000	(10,064)
Industrias Penoles SAB de CV	Citibank N.A.	Call	MXN	378.39	1/06/14	36,200	(88,830)
Minsur SA	Citibank N.A.	Call	PEN	1.38	1/06/14	319,500	(10,853)
Minsur SA	Credit Suisse International	Call	PEN	1.35	1/22/14	319,500	(13,390)
Total							$(3,417,351)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

86	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (concluded)	BlackRock Real Asset Equity Trust (BCF)

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Chemicals	$85,507,159	—	—	$85,507,159
Containers & Packaging	14,630,030	—	—	14,630,030
Energy Equipment & Services	31,704,228	$2,471,842	—	34,176,070
Machinery	24,171,960	—	—	24,171,960
Metals & Mining	84,793,908	116,591,625	—	201,385,533
Oil, Gas & Consumable Fuels	155,711,580	13,714,602	—	169,426,182
Paper & Forest Products	18,720,705	4,241,034	—	22,961,739
Real Estate Investment Trusts (REITs)	13,494,560	—	—	13,494,560
Short-Term Securities	21,163,179	—	—	21,163,179

Total	$449,897,309	$137,019,103	—	$586,916,412

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(1,345,814)	$(3,482,753)	—	$(4,828,567)
Foreign currency exchange contracts	(142)	—	—	(142)

Total	$(1,345,956)	$(3,482,753)	—	$(4,828,709)

1    Derivative financial instruments are foreign currency exchange contracts and options written. Foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options written are shown at value.

Certain of the Trust’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$62,898	—	—	$62,898
Foreign currency at value	98,922	—	—	98,922

Total	$161,820	—	—	$161,820

There were no transfers between Levels during the year ended October 31, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	87

Consolidated Schedule of Investments October 31, 2013	BlackRock Resources & Commodities Strategy Trust (BCX)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Chemicals — 14.3%
Agrium, Inc.	74,900	$6,390,468
CF Industries Holdings, Inc. (a)	21,300	4,592,280
Israel Chemicals Ltd.	475,730	3,933,000
Monsanto Co.	243,400	25,527,792
The Mosaic Co.	153,908	7,056,682
Potash Corp. of Saskatchewan, Inc.	445,700	13,861,270
Syngenta AG	60,803	24,541,106
Yara International ASA	98,800	4,255,053

		90,157,651
Food Products — 6.3%
Archer-Daniels-Midland Co. (a)	300,600	12,294,540
Bunge Ltd. (a)	151,800	12,467,334
Ingredion, Inc.	143,895	9,462,535
Nestle SA	80,071	5,779,842

		40,004,251
Machinery — 5.1%
AGCO Corp. (a)	203,933	11,905,609
CNH Industrial NV (b)	794,692	9,321,737
Deere & Co.	130,020	10,640,837

		31,868,183
Metals & Mining — 20.5%
Augusta Resource Corp. (b)	869,829	1,626,580
BHP Billiton Ltd. — ADR (a)	360,700	25,497,883
First Quantum Minerals Ltd. (a)	589,800	11,189,032
Freeport-McMoRan Copper & Gold, Inc. (a)	468,000	17,203,680
Fresnillo PLC	328,700	5,138,479
Glencore Xstrata PLC	2,391,500	13,015,171
Goldcorp, Inc.	150,729	3,833,038
Labrador Iron Ore Royalty Corp. (a)	201,453	6,115,175
MMC Norilsk Nickel OJSC — ADR	398,200	6,015,081
Nevsun Resources Ltd.	2,204,650	8,034,978
Rio Tinto PLC — ADR (a)	420,600	21,324,420
Teck Resources Ltd., Class B	204,400	5,469,486
Vedanta Resources PLC	261,750	4,459,721

		128,922,724
Oil, Gas & Consumable Fuels — 50.7%
BP PLC — ADR (a)	467,100	21,720,150
Cairn Energy PLC (b)	2,715,000	12,302,154
Canadian Oil Sands Ltd. (a)	744,000	14,499,669
Chevron Corp. (a)	372,900	44,733,084

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
China Shenhua Energy Co. Ltd., Series H	1,025,500	$3,121,605
ConocoPhillips	392,100	28,740,930
Cosan Ltd., Class A	342,400	5,396,224
Enbridge, Inc.	284,700	12,342,052
Eni SpA — ADR	236,400	12,009,120
Exxon Mobil Corp. (a)	479,299	42,954,776
Hess Corp.	225,400	18,302,480
Imperial Oil Ltd. (a)	197,300	8,615,613
Inpex Corp.	920,000	10,627,816
Royal Dutch Shell PLC — ADR (a)	331,200	22,077,792
Southwestern Energy Co. (a)(b)	569,000	21,178,180
Statoil ASA	695,000	16,444,541
Total SA — ADR (a)	148,900	9,109,702
Ultra Petroleum Corp. (a)(b)	843,500	15,486,660

		319,662,548
Real Estate Investment Trusts (REITs) — 0.8%
Plum Creek Timber Co., Inc. (a)	68,500	3,109,900
Rayonier, Inc. (a)	46,600	2,191,132

		5,301,032
Total Long-Term Investments (Cost — $614,055,201) — 97.7%		615,916,389

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (c)(d)	29,416,955	29,416,955
Total Short-Term Securities (Cost — $29,416,955) — 4.6%		29,416,955
Total Investments Before Options Written (Cost — $643,472,156) — 102.3%		645,333,344

Options Written
(Premiums Received — $4,250,223) — (0.7)%		(4,497,214)
Total Investments Net of Options Written — 101.6%		640,836,130
Liabilities in Excess of Other Assets — (1.6)%		(10,218,637)

Net Assets — 100.0%		$630,617,493

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(b)	Non-income producing security.

(c)	Represents the current yield as of report date.

(d)	Investments in issuers considered to be an affiliate of the Trust during the year ended October 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2012	Net Activity	Shares Held at October 31, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	7,260,037	22,156,918	29,416,955	$15,215	$142

See Notes to Financial Statements.

88	ANNUAL REPORT	OCTOBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

•

Investments in issuers (whereby the Trust] held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the year ended October 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2012	Shares Purchased	Shares Sold	Shares Held at October 31, 2013	Value at October 31, 2013	Income	Realized Loss
Prospect Global Resources, Inc. [1]	2,884,615	—	(2,884,615)	—	—	—	$(6,700,693)

[1]	No longer an affiliated company or held by the Trust as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of October 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	61,376	CAD	64,213	The Bank of New York Mellon Corp.	11/01/13	$(211)
USD	13,755	GBP	8,577	Deutsche Bank Securities Corp.	11/01/13	2
Total						$(209)

•	Exchange-traded options written as of October 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Rayonier, Inc.	Call	USD	56.00	11/04/13	123	$—
Exxon Mobil Corp.	Call	USD	88.00	11/08/13	533	(100,470)
BHP Billiton Ltd. — ADR	Call	USD	67.50	11/18/13	422	(145,590)
BHP Billiton Ltd. — ADR	Call	USD	70.00	11/18/13	526	(80,215)
Bunge Ltd.	Call	USD	82.50	11/18/13	400	(33,000)
CF Industries Holdings, Inc.	Call	USD	220.00	11/18/13	75	(23,438)
Chevron Corp.	Call	USD	120.00	11/18/13	385	(56,595)
Freeport-McMoRan Copper & Gold, Inc.	Call	USD	35.00	11/18/13	956	(184,508)
Freeport-McMoRan Copper & Gold, Inc.	Call	USD	38.00	11/18/13	440	(11,000)
Imperial Oil Ltd.	Call	CAD	46.00	11/18/13	347	(11,815)
Labrador Iron Ore Royalty Corp.	Call	CAD	32.00	11/18/13	200	(5,755)
Labrador Iron Ore Royalty Corp.	Call	CAD	33.00	11/18/13	200	(1,630)
Plum Creek Timber Co., Inc.	Call	USD	49.00	11/18/13	119	(357)
Rio Tinto PLC — ADR	Call	USD	52.50	11/18/13	736	(27,600)
Southwestern Energy Co.	Call	USD	38.00	11/18/13	995	(51,740)
Total SA — ADR	Call	USD	60.00	11/18/13	126	(19,215)
Ultra Petroleum Corp.	Call	USD	22.00	11/18/13	1,600	(16,000)
Rayonier, Inc.	Call	USD	57.25	11/21/13	40	(157)
BP PLC — ADR	Call	USD	44.00	11/22/13	985	(248,712)
Exxon Mobil Corp.	Call	USD	90.00	11/22/13	534	(35,778)
Chevron Corp.	Call	USD	121.00	11/29/13	275	(32,725)
BP PLC — ADR	Call	USD	43.00	12/06/13	650	(227,500)
Archer-Daniels-Midland Co.	Call	USD	42.00	12/23/13	525	(50,138)
BHP Billiton Ltd. — ADR	Call	USD	75.00	12/23/13	315	(19,845)
Canadian Oil Sands Ltd.	Call	CAD	21.00	12/23/13	1,300	(11,845)
Chevron Corp.	Call	USD	120.00	12/23/13	385	(83,160)
First Quantum Minerals Ltd.	Call	CAD	20.00	12/23/13	1,032	(88,586)
First Quantum Minerals Ltd.	Call	CAD	21.00	12/23/13	1,032	(49,489)
Freeport-McMoRan Copper & Gold, Inc.	Call	USD	36.00	12/23/13	245	(43,242)
Plum Creek Timber Co., Inc.	Call	USD	50.00	12/23/13	119	(952)
Royal Dutch Shell PLC — ADR	Call	USD	70.00	12/23/13	1,159	(31,872)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	89

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

•	Exchange-traded options written as of October 31, 2013 were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Southwestern Energy Co.	Call	USD	39.00	12/23/13	995	$(62,188)
Ultra Petroleum Corp.	Call	USD	22.00	12/23/13	300	(3,750)
Archer-Daniels-Midland Co.	Call	USD	43.00	1/20/14	525	(54,862)
Total						$(1,813,729)

•	Over-the-counter options written as of October 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
AGCO Corp.	Goldman Sachs International	Call	USD	62.02	11/04/13	71,300	$(23)
Ultra Petroleum Corp.	Morgan Stanley & Co. International PLC	Call	USD	21.48	11/04/13	50,000	(15)
Syngenta AG	Goldman Sachs International	Call	CHF	375.14	11/05/13	21,200	(8,058)
Vedanta Resources PLC	Morgan Stanley & Co. International PLC	Call	GBP	11.93	11/05/13	69,700	(79)
Cairn Energy PLC	Morgan Stanley & Co. International PLC	Call	GBP	2.79	11/06/13	125,600	(11,597)
Nestle SA	Bank of America N.A.	Call	CHF	63.83	11/06/13	28,000	(52,091)
Ultra Petroleum Corp.	Morgan Stanley & Co. International PLC	Call	USD	21.94	11/07/13	60,000	(219)
Teck Resources Ltd., Class B	UBS AG	Call	CAD	28.83	11/11/13	35,800	(9,497)
Cairn Energy PLC	Morgan Stanley & Co. International PLC	Call	GBP	2.79	11/13/13	125,600	(14,788)
Teck Resources Ltd., Class B	UBS AG	Call	CAD	30.04	11/14/13	17,900	(1,398)
Cosan Ltd., Class A	Citibank N.A.	Call	USD	15.72	11/20/13	56,000	(33,162)
Vedanta Resources PLC	Morgan Stanley & Co. International PLC	Call	GBP	11.40	11/21/13	22,000	(3,231)
CNH Industrial NV	Deutsche Bank AG	Call	USD	12.45	11/22/13	278,100	(27,576)
Enbridge, Inc.	Deutsche Bank AG	Call	CAD	43.71	11/25/13	62,800	(89,985)
Ingredion, Inc.	Morgan Stanley & Co. International PLC	Call	USD	67.82	11/25/13	25,000	(19,662)
Monsanto Co.	UBS AG	Call	USD	109.02	11/25/13	42,400	(42,611)
ConocoPhillips	Citibank N.A.	Call	USD	70.69	12/02/13	137,200	(482,076)
Deere & Co.	Credit Suisse International	Call	USD	83.61	12/02/13	22,700	(26,715)
Eni SpA — ADR	Citibank N.A.	Call	USD	49.57	12/02/13	49,300	(87,638)
Statoil ASA	Bank of America N.A.	Call	NOK	137.25	12/02/13	243,200	(203,990)
Cairn Energy PLC	Morgan Stanley & Co. International PLC	Call	GBP	2.68	12/04/13	233,000	(64,916)
The Mosaic Co.	Citibank N.A.	Call	USD	46.75	12/04/13	26,900	(30,591)
Potash Corp. of Saskatchewan, Inc.	Deutsche Bank AG	Call	USD	32.32	12/04/13	77,900	(34,577)
Yara International ASA	Citibank N.A.	Call	NOK	246.46	12/04/13	34,500	(75,262)
Imperial Oil Ltd.	Deutsche Bank AG	Call	CAD	47.69	12/05/13	34,200	(5,454)
Total SA — ADR	JPMorgan Chase Bank N.A.	Call	USD	62.75	12/05/13	39,500	(23,243)
Glencore Xstrata PLC	Goldman Sachs International	Call	GBP	3.45	12/06/13	418,500	(53,496)
Enbridge, Inc.	Citibank N.A.	Call	CAD	42.46	12/09/13	36,800	(96,707)
Ingredion, Inc.	Morgan Stanley & Co. International PLC	Call	USD	67.82	12/09/13	25,000	(28,340)
Labrador Iron Ore Royalty Corp.	Citibank N.A.	Call	CAD	31.06	12/09/13	30,500	(35,861)
Nevsun Resources Ltd.	Citibank N.A.	Call	CAD	3.52	12/09/13	110,000	(41,060)
Cairn Energy PLC	Morgan Stanley & Co. International PLC	Call	GBP	2.63	12/10/13	116,500	(41,136)
Cosan Ltd., Class A	Morgan Stanley & Co. International PLC	Call	USD	16.53	12/10/13	63,800	(22,588)
Agrium, Inc.	Barclays Bank PLC	Call	USD	84.92	12/12/13	26,300	(97,407)
Fresnillo PLC	UBS AG	Call	GBP	10.24	12/12/13	115,000	(80,725)
MMC Norilsk Nickel OJSC — ADR	Goldman Sachs International	Call	USD	15.90	12/12/13	139,300	(23,953)
Monsanto Co.	Citibank N.A.	Call	USD	106.79	12/12/13	42,700	(90,117)
Rio Tinto PLC — ADR	UBS AG	Call	USD	50.09	12/12/13	73,600	(150,112)
Deere & Co.	Credit Suisse International	Call	USD	83.61	12/16/13	22,700	(35,485)
Bunge Ltd.	Citibank N.A.	Call	USD	79.17	12/17/13	13,200	(47,219)
Cairn Energy PLC	Morgan Stanley & Co. International PLC	Call	GBP	2.66	12/17/13	116,500	(36,337)
China Shenhua Energy Co. Ltd., Series H	Citibank N.A.	Call	HKD	24.26	12/18/13	359,000	(32,048)

See Notes to Financial Statements.

90	ANNUAL REPORT	OCTOBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

•	Over-the-counter options written as of October 31, 2013 were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Inpex Corp.	Morgan Stanley & Co. International PLC	Call	JPY	1,175.70	12/18/13	322,000	$(83,385)
Potash Corp. of Saskatchewan, Inc.	Deutsche Bank AG	Call	USD	32.32	12/18/13	77,900	(46,353)
Glencore Xstrata PLC	Goldman Sachs International	Call	GBP	3.45	12/19/13	418,500	(63,371)
Hess Corp.	Deutsche Bank AG	Call	USD	85.83	12/19/13	78,800	(66,100)
Israel Chemicals Ltd.	Deutsche Bank AG	Call	ILS	30.55	12/19/13	166,500	(68,209)
Teck Resources Ltd., Class B	UBS AG	Call	CAD	30.64	12/19/13	17,900	(7,950)
Eni SpA — ADR	Bank of America N.A.	Call	USD	50.73	1/06/14	33,400	(52,238)
Cairn Energy PLC	Goldman Sachs International	Call	GBP	2.84	1/10/14	116,500	(20,544)
Cairn Energy PLC	Morgan Stanley & Co. International PLC	Call	GBP	2.88	1/22/14	116,500	(14,290)
Total							$(2,683,485)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Chemicals	$57,428,492	$32,729,159	—	$90,157,651
Food Products	34,224,409	5,779,842	—	40,004,251
Machinery	31,868,183	—	—	31,868,183
Metals & Mining	100,294,272	28,628,452	—	128,922,724
Oil, Gas & Consumable Fuels	280,288,037	39,374,511	—	319,662,548
Real Estate Investment Trusts (REITs)	5,301,032	—	—	5,301,032
Short-Term Securities	29,416,955	—	—	29,416,955
Total	$538,821,380	$106,511,964	—	$645,333,344

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	91

Consolidated Schedule of Investments (concluded)	BlackRock Resources & Commodities Strategy Trust (BCX)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$2	—	—	$2
Liabilities:
Equity contracts	(1,586,072)	$(2,911,142)	—	(4,497,214)
Foreign currency exchange contracts	(211)	—	—	(211)
Total	$(1,586,281)	$(2,911,142)	—	$(4,497,423)

[1]      Derivative financial instruments are foreign currency exchange contracts and options written. Foreign currency exchange contracts are valued at the unrealized apprecition/ depreciation on the instrument and options written are shown at value.

Certain of the Trust’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$184,759	—	—	$184,759
Foreign currency at value	61,422	—	—	61,422

Total	$246,181	—	—	$246,181

There were no transfers between Levels during the year ended October 31, 2013.

See Notes to Financial Statements.

92	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments October 31, 2013	BlackRock Utility and Infrastructure Trust (BUI)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Construction & Engineering — 3.7%
Ferrovial SA	303,500	$5,785,269
Vinci SA	110,200	7,051,308

		12,836,577
Diversified Telecommunication Services — 6.8%
BT Group PLC	1,178,800	7,132,540
Swisscom AG	2,170	1,106,821
Telenor ASA	248,300	5,966,058
Verizon Communications, Inc. (a)	193,600	9,778,736

		23,984,155
Electric Utilities — 16.9%
American Electric Power Co., Inc. (a)	37,600	1,761,184
Cleco Corp.	37,300	1,728,482
Duke Energy Corp. (a)	158,868	11,395,602
Edison International (a)	127,600	6,256,228
ITC Holdings Corp. (a)	48,600	4,888,674
NextEra Energy, Inc. (a)	152,800	12,949,799
Northeast Utilities	75,000	3,216,750
NRG Yield, Inc., Class A (b)	160,400	5,681,368
OGE Energy Corp.	53,200	1,963,080
PPL Corp. (a)	82,700	2,533,101
Spark Infrastructure Group	680,600	1,090,103
Terna Rete Elettrica Nazionale SpA (a)	251,100	1,243,047
Westar Energy, Inc.	91,600	2,895,476
Xcel Energy, Inc.	59,900	1,728,714

		59,331,608
Gas Utilities — 1.0%
Snam SpA (a)	692,300	3,568,140
Independent Power Producers & Energy Traders — 3.7%
EDP Renovaveis SA (b)	329,200	1,809,822
Enel Green Power SpA (a)	853,500	2,076,203
NRG Energy, Inc.	143,701	4,099,790
Pattern Energy Group, Inc. (b)	40,400	916,272
Tractebel Energia SA	235,500	4,005,245

		12,907,332
Machinery — 0.8%
Xylem, Inc.	84,600	2,918,700
Media — 2.2%
Comcast Corp., Special Class A (a)	90,100	4,171,630
Time Warner Cable, Inc. (a)	29,300	3,520,395

		7,692,025
Multi-Utilities — 19.7%
CenterPoint Energy, Inc.	155,900	3,835,140
Centrica PLC	310,300	1,758,302
CMS Energy Corp. (a)	402,500	11,052,650
Dominion Resources, Inc. (a)	154,700	9,862,125
DTE Energy Co.	25,400	1,756,156
E.ON SE	39,300	716,383
MDU Resources Group, Inc.	145,400	4,330,012
National Grid PLC	1,020,500	12,824,475
NiSource, Inc. (a)	87,200	2,748,544
NorthWestern Corp.	67,000	3,071,280
Public Service Enterprise Group, Inc.	164,401	5,507,434

Common Stocks	Shares	Value
Multi-Utilities (concluded)
Sempra Energy	76,100	$6,935,754
Wisconsin Energy Corp.	117,100	4,931,081

		69,329,336
Oil, Gas & Consumable Fuels — 21.8%
Access Midstream Partners LP	35,476	1,899,385
AltaGas Ltd. (a)	60,000	2,221,263
Atlas Pipeline Partners LP (a)	43,000	1,658,080
Delek Logistics Partners LP	38,300	1,178,491
Enbridge, Inc.	162,200	7,037,858
Energy Transfer Partners LP (a)(b)	29,496	1,562,403
Enterprise Products Partners LP (a)	118,577	7,503,553
EQT Midstream Partners LP	55,100	2,899,913
Genesis Energy LP	147,069	7,494,636
Magellan Midstream Partners LP (a)	77,300	4,641,092
MarkWest Energy Partners LP (a)	78,853	5,857,201
MPLX LP (a)	62,800	2,313,552
ONEOK Partners LP	79,245	4,261,004
Pembina Pipeline Corp.	87,700	2,877,492
Phillips 66 Partners LP (b)	44,600	1,498,560
Plains All American Pipeline LP (a)	111,070	5,689,005
QEP Midstream Partners LP	44,300	1,015,356
Rose Rock Midstream LP	18,300	639,402
Sunoco Logistics Partners LP	51,200	3,593,216
Tesoro Logistics LP	92,000	4,940,400
TransCanada Corp. (a)	75,700	3,411,637
Western Gas Partners LP (a)	24,314	1,461,515
Williams Partners LP	16,790	863,342

		76,518,356
Real Estate Investment Trusts (REITs) — 3.5%
American Tower Corp. (a)	157,200	12,473,820
Transportation Infrastructure — 13.2%
Abertis Infraestructuras SA	390,900	8,375,072
Aeroports de Paris	29,300	3,130,860
Atlantia SpA (a)	312,670	6,852,852
CCR SA	223,900	1,862,002
Flughafen Zuerich AG	6,300	3,491,377
Fraport AG Frankfurt Airport Services Worldwide	70,400	5,446,389
Gemina SpA (b)	1,653,430	4,011,537
Groupe Eurotunnel SA	348,800	3,376,711
Sydney Airport	597,800	2,367,550
Transurban Group	1,099,800	7,377,886

		46,292,236
Water Utilities — 4.0%
American Water Works Co., Inc. (a)	185,300	7,943,811
Aqua America, Inc. (a)	58,750	1,479,325
Cia de Saneamento de Minas Gerais — COPASA	238,600	3,853,472
Severn Trent PLC	26,400	788,039

		14,064,647
Wireless Telecommunication Services — 0.6%
SBA Communications Corp., Class A (a)(b)	23,700	2,073,039
Total Long-Term Investments (Cost — $297,390,849) — 97.9%		343,989,971

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	93

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (c)(d)	15,720,002	$15,720,002
Total Short-Term Securities (Cost — $15,720,002) — 4.5%		15,720,002
Total Investments Before Options Written (Cost — $313,110,851) — 102.4%		359,709,973

Options Written	Value
(Premiums Received — $2,144,575) — (1.1)%	$(3,992,438)
Total Investments Net of Options Written — 101.3%	355,717,535
Liabilities in Excess of Other Assets — (1.3)%	(4,392,247)

Net Assets — 100.0%	$351,325,288

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

(b)	Non-income producing security.

(c)	Represents the current yield as of report date.

(d)	Investments in issuers considered to be an affiliate of the Trust during the year ended October 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2012	Net Activity	Shares Held at October 31, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	7,229,592	8,490,410	15,720,002	$8,916	$214

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Exchange-traded options written as of October 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
American Tower Corp.	Call	USD	76.00	11/04/13	275	$(93,500)
Atlantia SpA	Call	EUR	16.00	11/15/13	117	(25,534)
Enel Green Power SpA	Call	EUR	1.70	11/15/13	165	(22,100)
Snam SpA	Call	EUR	3.90	11/15/13	120	(1,232)
Terna Rete Elettrica Nazionale SpA	Call	EUR	3.60	11/15/13	9	(3,666)
AltaGas Ltd.	Call	CAD	37.00	11/18/13	25	(4,256)
American Tower Corp.	Call	USD	77.50	11/18/13	275	(66,688)
Aqua America, Inc.	Call	USD	25.00	11/18/13	20	(1,050)
Atlas Pipeline Partners LP	Call	USD	38.00	11/18/13	150	(11,250)
Comcast Corp., Special Class A	Call	USD	44.00	11/18/13	150	(36,375)
Comcast Corp., Special Class A	Call	USD	47.00	11/18/13	82	(3,280)
Dominion Resources, Inc.	Call	USD	65.00	11/18/13	491	(22,095)
Enterprise Products Partners LP	Call	USD	62.50	11/18/13	48	(6,000)
ITC Holdings Corp.	Call	USD	95.00	11/18/13	170	(102,000)
MarkWest Energy Partners LP	Call	USD	70.00	11/18/13	108	(46,980)
NextEra Energy, Inc.	Call	USD	82.50	11/18/13	84	(23,310)
NextEra Energy, Inc.	Call	USD	85.00	11/18/13	183	(20,588)
Plains All American Pipeline LP	Call	USD	55.00	11/18/13	50	(250)
SBA Communications Corp., Class A	Call	USD	80.00	11/18/13	40	(30,000)
TransCanada Corp.	Call	CAD	46.00	11/18/13	264	(32,030)
Verizon Communications, Inc.	Call	USD	47.00	11/18/13	142	(50,410)
Verizon Communications, Inc.	Call	USD	49.00	11/18/13	282	(47,799)
Western Gas Partners LP	Call	USD	60.00	11/18/13	100	(12,500)
Verizon Communications, Inc.	Call	USD	50.00	11/22/13	206	(22,042)

See Notes to Financial Statements.

94	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI)

•	Exchange-traded options written as of October 31, 2013 were as follows: (concluded)

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Atlantia SpA	Call	EUR	16.50	12/20/13	46	$(16,030)
Atlantia SpA	Call	EUR	17.00	12/20/13	47	(3,857)
Duke Energy Corp.	Call	USD	72.50	12/23/13	389	(30,148)
Edison International	Call	USD	50.00	12/23/13	446	(28,990)
Energy Transfer Partners LP	Call	USD	52.50	12/23/13	53	(9,275)
Magellan Midstream Partners LP	Call	USD	60.00	12/23/13	200	(31,500)
MPLX LP	Call	USD	40.00	12/23/13	200	(9,500)
NextEra Energy, Inc.	Call	USD	87.50	12/23/13	183	(14,640)
NiSource, Inc.	Call	USD	32.00	12/23/13	305	(16,012)
PPL Corp.	Call	USD	31.00	12/23/13	290	(10,150)
SBA Communications Corp., Class A	Call	USD	90.00	12/23/13	42	(5,250)
Time Warner Cable, Inc.	Call	USD	125.00	12/23/13	100	(31,000)
Verizon Communications, Inc.	Call	USD	52.50	12/23/13	70	(3,185)
Energy Transfer Partners LP	Call	USD	55.00	1/20/14	50	(5,000)
Total						$(899,472)

•	Over-the-counter options written as of October 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Genesis Energy LP	Goldman Sachs International	Call	USD	50.74	11/04/13	51,000	$(28,940)
MDU Resources Group, Inc.	Citibank N.A.	Call	USD	28.18	11/04/13	19,400	(31,126)
MPLX LP	Deutsche Bank AG	Call	USD	37.04	11/04/13	3,200	(701)
NextEra Energy, Inc.	Morgan Stanley & Co. International PLC	Call	USD	81.65	11/04/13	8,400	(26,099)
Xcel Energy, Inc.	UBS AG	Call	USD	28.71	11/04/13	20,900	(5,560)
Xylem, Inc.	Deutsche Bank AG	Call	USD	27.91	11/04/13	28,700	(189,047)
E.ON SE	Goldman Sachs International	Call	EUR	14.05	11/05/13	13,700	(191)
Fraport AG Frankfurt Airport Services Worldwide	Deutsche Bank AG	Call	EUR	52.06	11/05/13	5,000	(33,410)
Fraport AG Frankfurt Airport Services Worldwide	Morgan Stanley & Co. International PLC	Call	EUR	54.26	11/05/13	8,400	(31,317)
National Grid PLC	UBS AG	Call	GBP	7.55	11/05/13	85,500	(39,494)
EQT Midstream Partners LP	Morgan Stanley & Co. International PLC	Call	USD	50.28	11/07/13	19,200	(46,494)
DTE Energy Co.	UBS AG	Call	USD	67.16	11/10/13	8,800	(18,458)
MDU Resources Group, Inc.	Morgan Stanley & Co. International PLC	Call	USD	28.39	11/11/13	16,700	(24,468)
NRG Energy, Inc.	Goldman Sachs International	Call	USD	28.37	11/11/13	25,100	(16,888)
NRG Yield, Inc., Class A	Goldman Sachs International	Call	USD	32.31	11/11/13	17,000	(53,111)
CMS Energy Corp.	Morgan Stanley & Co. International PLC	Call	USD	26.29	11/12/13	50,000	(63,188)
Sydney Airport	UBS AG	Call	AUD	4.02	11/12/13	209,200	(35,457)
Transurban Group	UBS AG	Call	AUD	6.94	11/12/13	384,900	(67,463)
BT Group PLC	Morgan Stanley & Co. International PLC	Call	GBP	3.48	11/13/13	412,500	(201,900)
Cleco Corp.	Citibank N.A.	Call	USD	46.12	11/13/13	6,500	(3,175)
Groupe Eurotunnel SA	UBS AG	Call	EUR	6.96	11/13/13	32,700	(11,063)
Severn Trent PLC	Deutsche Bank AG	Call	GBP	17.33	11/13/13	4,600	(9,652)
Sunoco Logistics Partners LP	Deutsche Bank AG	Call	USD	67.00	11/15/13	20,000	(75,174)
Wisconsin Energy Corp.	Morgan Stanley & Co. International PLC	Call	USD	40.05	11/15/13	41,000	(84,460)
Delek Logistics Partners LP	Deutsche Bank AG	Call	USD	30.35	11/20/13	13,400	(16,554)
Sempra Energy	Deutsche Bank AG	Call	USD	91.50	11/20/13	6,500	(9,053)
Abertis Infraestructuras SA	Citibank N.A.	Call	EUR	14.74	11/21/13	117,100	(166,302)
CCR SA	Deutsche Bank AG	Call	BRL	18.12	11/21/13	78,000	(24,720)
Centrica PLC	Morgan Stanley & Co. International PLC	Call	GBP	3.79	11/21/13	53,000	(313)
Cia de Saneamento de Minas Gerais — COPASA	Citibank N.A.	Call	BRL	36.03	11/21/13	46,000	(22,448)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	95

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI)

•	Over-the-counter options written as of October 31, 2013 were as follows: (continued)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Tractebel Energia SA	UBS AG	Call	BRL	37.00	11/21/13	19,500	$(11,213)
Duke Energy Corp.	Morgan Stanley & Co. International PLC	Call	USD	67.00	11/22/13	16,700	(78,991)
Northeast Utilities	Morgan Stanley & Co. International PLC	Call	USD	41.61	11/22/13	19,800	(29,337)
American Water Works Co., Inc.	Deutsche Bank AG	Call	USD	41.20	11/25/13	12,600	(21,067)
CenterPoint Energy, Inc.	Morgan Stanley & Co. International PLC	Call	USD	24.76	11/25/13	30,600	(13,910)
NRG Energy, Inc.	Goldman Sachs International	Call	USD	28.37	11/25/13	25,100	(24,305)
Tesoro Logistics LP	Deutsche Bank AG	Call	USD	57.32	11/25/13	10,500	(2,410)
American Water Works Co., Inc.	Deutsche Bank AG	Call	USD	41.26	12/02/13	20,000	(32,200)
Comcast Corp., Special Class A	Credit Suisse International	Call	USD	43.47	12/02/13	8,300	(29,614)
Ferrovial SA	Deutsche Bank AG	Call	EUR	13.97	12/02/13	29,000	(22,444)
NorthWestern Corp.	Credit Suisse International	Call	USD	45.68	12/02/13	2,100	(1,491)
AltaGas Ltd.	Goldman Sachs International	Call	CAD	36.83	12/03/13	7,000	(13,645)
Enbridge, Inc.	Morgan Stanley & Co. International PLC	Call	USD	41.29	12/03/13	56,700	(122,611)
MarkWest Energy Partners LP	Morgan Stanley & Co. International PLC	Call	USD	75.04	12/03/13	16,700	(22,003)
Spark Infrastructure Group	Morgan Stanley & Co. International PLC	Call	AUD	1.69	12/03/13	238,200	(10,945)
Aeroports de Paris	UBS AG	Call	EUR	78.91	12/04/13	5,100	(13,306)
EDP Renovaveis SA	Morgan Stanley & Co. International PLC	Call	EUR	3.93	12/04/13	57,600	(12,227)
Groupe Eurotunnel SA	UBS AG	Call	EUR	6.96	12/04/13	32,700	(16,373)
Groupe Eurotunnel SA	UBS AG	Call	EUR	7.20	12/04/13	56,000	(16,725)
National Grid PLC	Citibank N.A.	Call	GBP	7.45	12/04/13	193,000	(120,441)
Swisscom AG	Goldman Sachs International	Call	CHF	437.58	12/04/13	760	(22,627)
Vinci SA	UBS AG	Call	EUR	48.23	12/04/13	3,700	(2,344)
Dominion Resources, Inc.	Deutsche Bank AG	Call	USD	64.03	12/05/13	5,000	(4,478)
Access Midstream Partners LP	Citibank N.A.	Call	USD	47.86	12/06/13	12,400	(70,382)
American Electric Power Co., Inc.	Citibank N.A.	Call	USD	44.05	12/06/13	13,100	(36,536)
Plains All American Pipeline LP	UBS AG	Call	USD	51.89	12/06/13	26,500	(25,164)
Public Service Enterprise Group, Inc.	Deutsche Bank AG	Call	USD	34.22	12/06/13	6,700	(1,503)
Public Service Enterprise Group, Inc.	Morgan Stanley & Co. International PLC	Call	USD	33.51	12/06/13	3,400	(1,541)
American Water Works Co., Inc.	Citibank N.A.	Call	USD	43.69	12/09/13	16,000	(6,278)
Cia de Saneamento de Minas Gerais — COPASA	UBS AG	Call	BRL	35.88	12/09/13	35,700	(24,539)
Tesoro Logistics LP	Citibank N.A.	Call	USD	57.43	12/09/13	10,600	(4,277)
Tractebel Energia SA	UBS AG	Call	BRL	37.00	12/09/13	19,500	(12,696)
Aeroports de Paris	Morgan Stanley & Co. International PLC	Call	EUR	77.26	12/10/13	5,100	(20,692)
Fraport AG Frankfurt Airport Services Worldwide	Deutsche Bank AG	Call	EUR	57.39	12/10/13	5,700	(9,443)
Telenor ASA	Deutsche Bank AG	Call	NOK	140.69	12/10/13	86,900	(72,582)
AltaGas Ltd.	Deutsche Bank AG	Call	CAD	35.75	12/11/13	11,500	(35,378)
Centrica PLC	Goldman Sachs International	Call	GBP	3.64	12/11/13	55,000	(3,288)
Magellan Midstream Partners LP	Deutsche Bank AG	Call	USD	58.78	12/11/13	14,300	(26,759)
MDU Resources Group, Inc.	Morgan Stanley & Co. International PLC	Call	USD	28.48	12/11/13	14,700	(23,891)
OGE Energy Corp.	Goldman Sachs International	Call	USD	36.07	12/11/13	18,600	(34,049)
ONEOK Partners LP	Morgan Stanley & Co. International PLC	Call	USD	53.37	12/11/13	8,100	(12,244)
ONEOK Partners LP	Morgan Stanley & Co. International PLC	Call	USD	55.77	12/11/13	19,600	(10,602)
Sempra Energy	Morgan Stanley & Co. International PLC	Call	USD	88.06	12/11/13	20,000	(94,795)
Westar Energy, Inc.	JPMorgan Chase Bank N.A.	Call	USD	30.68	12/11/13	32,000	(36,678)
Aqua America, Inc.	Deutsche Bank AG	Call	USD	24.70	12/12/13	20,500	(17,889)
Enterprise Products Partners LP	Morgan Stanley & Co. International PLC	Call	USD	61.88	12/12/13	36,600	(78,329)
Northeast Utilities	Citibank N.A.	Call	USD	41.73	12/12/13	6,400	(7,771)
NRG Yield, Inc., Class A	Morgan Stanley & Co. International PLC	Call	USD	36.02	12/12/13	39,100	(39,663)

See Notes to Financial Statements.

96	ANNUAL REPORT	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI)

•	Over-the-counter options written as of October 31, 2013 were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Vinci SA	Deutsche Bank AG	Call	EUR	47.97	12/12/13	34,800	$(30,266)
CenterPoint Energy, Inc.	Goldman Sachs International	Call	USD	25.45	12/13/13	23,900	(9,240)
CMS Energy Corp.	UBS AG	Call	USD	28.29	12/13/13	45,400	(15,181)
Severn Trent PLC	Deutsche Bank AG	Call	GBP	18.94	12/13/13	4,600	(2,373)
American Water Works Co., Inc.	Morgan Stanley & Co. International PLC	Call	USD	41.15	12/16/13	16,200	(28,939)
Pembina Pipeline Corp.	Deutsche Bank AG	Call	CAD	34.52	12/16/13	30,600	(13,243)
EDP Renovaveis SA	Morgan Stanley & Co. International PLC	Call	EUR	3.93	12/17/13	57,600	(13,107)
National Grid PLC	Morgan Stanley & Co. International PLC	Call	GBP	7.38	12/17/13	78,700	(57,416)
Tesoro Logistics LP	Deutsche Bank AG	Call	USD	58.25	12/17/13	11,100	(4,125)
Public Service Enterprise Group, Inc.	Morgan Stanley & Co. International PLC	Call	USD	34.05	12/18/13	47,400	(16,900)
Ferrovial SA	Deutsche Bank AG	Call	EUR	13.97	12/19/13	29,000	(18,938)
Ferrovial SA	Morgan Stanley & Co. International PLC	Call	EUR	14.13	12/19/13	48,000	(28,361)
Cia de Saneamento de Minas Gerais — COPASA	UBS AG	Call	BRL	38.66	1/06/14	19,000	(7,586)
NorthWestern Corp.	Goldman Sachs International	Call	USD	47.79	1/06/14	21,300	(78,790)
Tractebel Energia SA	Morgan Stanley & Co. International PLC	Call	BRL	37.76	1/06/14	43,500	(23,701)
Cleco Corp.	Citibank N.A.	Call	USD	47.92	1/08/14	6,500	(25,683)
CMS Energy Corp.	UBS AG	Call	USD	28.29	1/10/14	45,400	(22,712)
Cia de Saneamento de Minas Gerais — COPASA	UBS AG	Call	BRL	38.66	1/15/14	19,000	(8,503)
Total							$(3,092,966)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instrument, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	97

Schedule of Investments (concluded)	BlackRock Utility and Infrastructure Trust (BUI)

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Construction & Engineering	—	$12,836,577	—	$12,836,577
Diversified Telecommunication Services	$9,778,736	14,205,419	—	23,984,155
Electric Utilities	56,998,458	2,333,150	—	59,331,608
Gas Utilities	3,568,140	—	—	3,568,140
Independent Power Producers & Energy Traders	9,021,307	3,886,025	—	12,907,332
Machinery	2,918,700	—	—	2,918,700
Media	7,692,025	—	—	7,692,025
Multi-Utilities	55,788,478	13,540,858	—	69,329,336
Oil, Gas & Consumable Fuels	76,518,356	—	—	76,518,356
Real Estate Investment Trusts (REITs)	12,473,820	—	—	12,473,820
Transportation Infrastructure	4,992,862	41,299,374	—	46,292,236
Water Utilities	13,276,608	788,039	—	14,064,647
Wireless Telecommunication Services	2,073,039	—	—	2,073,039
Short-Term Securities	15,720,002	—	—	15,720,002

Total	$270,820,531	$88,889,442	—	$359,709,973

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(827,052)	$(3,165,386)	—	$(3,992,438)

[1] Derivative financial instruments are options written, which are shown at value.

Certain of the Trust’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$1,495,501	—	—	$1,495,501
Liabilities:
Bank overdraft on foreign currency at value	—	$(990,610)	—	(990,610)

Total	$1,495,501	$(990,610)	—	$504,891

There were no transfers between Levels during the year ended October 31, 2013.

See Notes to Financial Statements.

98	ANNUAL REPORT	OCTOBER 31, 2013

Statements of Assets and Liabilities

October 31, 2013	BlackRock Dividend Income Trust (BQY)	BlackRock EcoSolutions Investment Trust (BQR)	BlackRock Energy and Resources Trust (BGR)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)	BlackRock Enhanced Equity Dividend Trust (BDJ)	BlackRock Global Opportunities Equity Trust (BOE)

Assets
Investments at value — unaffiliated[1]	$83,086,762	$108,120,626	$843,341,931	$665,780,729	$1,597,602,814	$1,157,094,384
Investments at value — affiliated[2]	3,708,345	7,688,865	60,810,523	20,482,532	48,920,346	36,387,584
Cash	—	—	2,930	—	7,623	—
Cash pledged as collateral for options written	—	100,000	—	700,000	100,000	—
Foreign currency at value[3]	21,069	—	108,032	2,068,537	1,487	4,043,358
Investments sold receivable	1,301,416	2,172,867	44,196,487	10,323,458	6,949,990	26,540,407
Dividends receivable — affiliated	78	252	1,744	474	1,120	344
Unrealized appreciation on foreign currency exchange contracts	—	—	—	15,057	—	17,814
Dividends receivable	153,599	108,494	538,175	154,135	1,601,275	2,274,725
Other assets	2,469	6,038	18,193	5,777	30,863	398,326

Total assets	88,273,738	118,197,142	949,018,015	699,530,699	1,655,215,518	1,226,756,942

Liabilities
Bank overdraft	—	7	—	119,260	—	295
Bank overdraft on foreign currency at value[3]	—	618,881	—	—	—	—
Investments purchased payable	181,173	847,381	44,934,368	12,726,441	38,689,050	46,021,904
Options written at value[4]	928,492	1,360,268	6,017,213	10,388,428	20,305,989	19,864,084
Investment advisory fees payable	54,193	112,148	907,321	477,426	1,075,427	972,661
Officer’s and Trustees’ fees payable	14,169	596	330,629	63,576	603,508	477,974
Unrealized depreciation on foreign currency exchange contracts	19	—	—	12,054	—	11,552
Other accrued expenses payable	112,343	120,221	193,614	271,495	318,168	336,205

Total liabilities	1,290,389	3,059,502	52,383,145	24,058,680	60,992,142	67,684,675

Net Assets	$86,983,349	$115,137,640	$896,634,870	$675,472,019	$1,594,223,376	$1,159,072,267

Net Assets Consist of
Paid-in capital	$82,951,843	$172,464,776	$671,744,850	$722,434,062	$1,597,828,802	$1,154,307,475
Undistributed (distributions in excess of) net investment income	183,768	—	(2,782,487)	(37,256)	(600,773)	(2,479,284)
Accumulated net realized gain (loss)	(3,797,499)	(61,924,065)	72,409,388	(121,133,746)	(187,849,755)	(127,775,094)
Net unrealized appreciation/depreciation	7,645,237	4,596,929	155,263,119	74,208,959	184,845,102	135,019,170

Net Assets	$86,983,349	$115,137,640	$896,634,870	$675,472,019	$1,594,223,376	$1,159,072,267

Net asset value[5,6]	$14.42	$9.16	$30.12	$15.31	$8.88	$16.68

[1] Investments at cost — unaffiliated	$75,056,706	$103,360,445	$690,535,649	$587,300,794	$1,404,900,335	$1,017,990,297
[2] Investments at cost — affiliated	$3,708,345	$7,688,865	$60,810,523	$20,482,532	$48,920,346	$36,387,584
[3] Foreign currency at cost	$21,053	$(625,526)	$108,033	$2,071,961	$1,439	$3,876,556
[4] Premiums received	$543,360	$1,199,341	$8,474,085	$6,091,953	$12,448,564	$15,614,350
[5] Shares outstanding, unlimited number of shares authorized, $0.001 par value	6,033,028	12,564,457	29,766,217	—	179,482,756	69,483,161
[6] Shares outstanding, 200 million shares authorized, $0.10 par value	—	—	—	44,121,400	—	—

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	99

Statements of Assets and Liabilities (concluded)

October 31, 2013	BlackRock Health Sciences Trust (BME)	BlackRock International Growth and Income Trust (BGY)	BlackRock Real Asset Equity Trust (BCF)	BlackRock Resources & Commodities Strategy Trust (BCX)[1]	BlackRock Utility and Infrastructure Trust (BUI)

Assets
Investments at value — unaffiliated[2]	$270,567,594	$985,626,897	$565,753,233	$615,916,389	$343,989,971
Investments at value — affiliated[3]	1,144,662	22,346,730	21,163,179	29,416,955	15,720,002
Cash	—	—	62,898	184,759	1,495,501
Cash pledged as collateral for options written	—	5,724,000	—	—	—
Foreign currency at value[4]	2,498	3,042,040	98,922	61,422	—
Investments sold receivable	1,915,222	21,723,160	7,585,035	6,406,207	2,811,070
Dividends receivable — affiliated	93	381	717	636	508
Unrealized appreciation on foreign currency exchange contracts	—	41,414	—	2	—
Dividends receivable	337,823	2,430,240	894,698	990,050	1,164,488
Other assets	6,198	42,240	19,495	3,957	2,283

Total assets	273,974,090	1,040,977,102	595,578,177	652,980,377	365,183,823

Liabilities
Bank overdraft	—	1,358	—	—	—
Bank overdraft on foreign currency at value[4]	—	—	—	—	990,610
Investments purchased payable	843,487	25,910,897	4,074,852	17,067,103	8,398,246
Options written at value[5]	2,608,688	17,727,514	4,828,567	4,497,214	3,992,438
Investment advisory fees payable	227,433	792,798	566,271	529,706	292,050
Officer’s and Trustees’ fees payable	17,225	421,944	267,904	3,138	1,787
Unrealized depreciation on foreign currency exchange contracts	—	51,727	142	211	—
Other accrued expenses payable	115,758	335,300	206,963	265,512	183,404

Total liabilities	3,812,591	45,241,538	9,944,699	22,362,884	13,858,535

Net Assets	$270,161,499	$995,735,564	$585,633,478	$630,617,493	$351,325,288

Net Assets Consist of
Paid-in capital	$180,799,761	$1,421,001,423	$621,054,142	$765,766,937	$310,378,484
Undistributed (distributions in excess of) net investment income	466,794	(2,109,861)	(3,635,115)	(4,416,905)	1,564,553
Accumulated net realized gain (loss)	13,211,520	(561,302,152)	(106,792,082)	(132,348,002)	(5,351,025)
Net unrealized appreciation/depreciation	75,683,424	138,146,154	75,006,533	1,615,463	44,733,276

Net Assets	$270,161,499	$995,735,564	$585,633,478	$630,617,493	$351,325,288

Net asset value[6]	$34.92	$9.05	$10.24	$13.54	$20.78

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$195,532,251	$843,417,766	$490,777,341	$614,055,201	$297,390,849
[3] Investments at cost — affiliated	$1,144,662	$22,346,730	$21,163,179	$29,416,955	$15,720,002
[4] Foreign currency at cost	$2,488	$3,050,739	$98,920	$61,422	$(985,067)
[5] Premiums received	$3,252,861	$13,626,299	$4,859,346	$4,250,223	$2,144,575
[6] Shares outstanding, unlimited number of shares authorized, $0.001 par value	7,737,048	109,989,277	57,173,280	46,575,310	16,906,964

See Notes to Financial Statements.

100	ANNUAL REPORT	OCTOBER 31, 2013

Statements of Operations

Year Ended October 31, 2013	BlackRock Dividend Income Trust (BQY)	BlackRock EcoSolutions Investment Trust (BQR)	BlackRock Energy and Resources Trust (BGR)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)	BlackRock Enhanced Equity Dividend Trust (BDJ)	BlackRock Global Opportunities Equity Trust (BOE)
Investment Income
Dividends — unaffiliated	$2,946,763	$3,007,022	$14,325,859	$19,804,159	$46,813,221	$21,003,953
Foreign taxes withheld	(78,882)	(222,119)	(456,322)	(264,034)	(658,205)	(1,020,188)
Dividends — affiliated	2,852	6,505	22,416	20,172	58,501	31,928
Securities lending — affiliated	—	878	1,338	—	202	—
Other income — affiliated	28,489	—	—	13,547	—	73,658

Total income	2,899,222	2,792,286	13,893,291	19,573,844	46,213,719	20,089,351

Expenses
Investment advisory	625,090	1,398,810	9,982,089	5,412,797	12,471,024	10,841,283
Custodian	102,211	120,907	124,033	82,675	213,335	305,699
Professional	49,704	58,640	84,789	182,281	155,124	114,083
Transfer agent	26,814	31,922	113,365	111,073	222,072	156,994
Officer and Trustees	8,135	10,390	87,567	63,259	163,917	120,634
Printing	5,520	7,424	41,834	33,885	82,470	47,814
Registration	4,823	301	104	11,239	47,291	44,189
Insurance	3,878	6,282	35,755	18,794	53,269	33,254
Licensing	125,018	—	—	—	—	—
Miscellaneous	38,891	39,323	19,810	11,691	31,312	65,446

Total expenses	990,084	1,673,999	10,489,346	5,927,694	13,439,814	11,729,396
Less fees waived by Manager	(2,541)	(29,088)	(83,849)	(15,883)	(42,175)	(23,023)

Total expenses after fees waived	987,543	1,644,911	10,405,497	5,911,811	13,397,639	11,706,373

Net investment income	1,911,679	1,147,375	3,487,794	13,662,033	32,816,080	8,382,978

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	3,169,309	(577,211)	137,626,191	18,382,711	72,038,592	82,297,459
Investments — affiliated	—	—	(6,700,693)	—	—	—
Capital gain distributions received from affiliated investment companies	19	77	108	347	660	395
Options written	1,415,858	2,068,698	6,646,382	22,994,600	45,600,260	28,294,879
Foreign currency transactions	30,202	24,424	(85,498)	209,076	(15,873)	(640,843)

	4,615,388	1,515,988	137,486,490	41,586,734	117,623,639	109,951,890

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	5,557,844	7,074,952	33,868,726	57,021,683	65,870,893	93,108,923
Investments — affiliated	—	—	(447,115)	—	—	—
Options written	(619,809)	(455,665)	(1,998,026)	(6,538,597)	(11,675,521)	(6,932,167)
Foreign currency translations	3,124	(2,224)	1,515	28,701	2,589	(31,656)

	4,941,159	6,617,063	31,425,100	50,511,787	54,197,961	86,145,100

Total realized and unrealized gain	9,556,547	8,133,051	168,911,590	92,098,521	171,821,600	196,096,990

Net Increase in Net Assets Resulting from Operations	$11,468,226	$9,280,426	$172,399,384	$105,760,554	$204,637,680	$204,479,968

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	101

Statements of Operations (concluded)

Year Ended October 31, 2013	BlackRock Health Sciences Trust (BME)	BlackRock International Growth and Income Trust (BGY)	BlackRock Real Asset Equity Trust (BCF)	BlackRock Resources & Commodities Strategy Trust (BCX)[1]	BlackRock Utility and Infrastructure Trust (BUI)
Investment Income
Dividends — unaffiliated	$3,790,560	$25,816,433	$13,635,357	$19,274,345	$13,740,279
Foreign taxes withheld	(161,345)	(1,766,831)	(372,805)	(1,197,551)	(395,258)
Dividends — affiliated	5,948	10,356	26,417	15,215	8,916
Securities lending — affiliated	538	—	3,962	—	—
Other income — affiliated	—	108,135	—	346,955	49,018

Total income	3,635,701	24,168,093	13,292,931	18,438,964	13,402,955

Expenses
Investment advisory	2,429,887	9,428,707	7,149,604	7,816,070	3,405,245
Custodian	115,089	334,775	174,603	148,889	146,721
Professional	59,831	104,408	85,328	127,009	84,462
Transfer agent	38,415	138,854	102,960	88,414	47,757
Officer and Trustees	22,358	101,599	67,786	58,637	30,501
Printing	13,624	41,922	31,433	2,641	17,884
Registration	9,814	29,372	44	8,439	4,891
Insurance	8,949	53,078	36,555	19,350	9,211
Miscellaneous	18,305	82,004	38,654	33,375	24,048

Total expenses	2,716,272	10,314,719	7,686,967	8,302,824	3,770,720
Less fees waived by Manager	(4,304)	(202,533)	(593,602)	(1,318,820)	(8,189)

Total expenses after fees waived	2,711,968	10,112,186	7,093,365	6,984,004	3,762,531

Net investment income	923,733	14,055,907	6,199,566	11,454,960	9,640,424

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	29,058,928	63,894,705	(29,998,837)	(81,838,376)	1,826,908
Investments — affiliated	—	—	—	(6,700,693)	—
Capital gain distributions received from affiliated investment companies	44	108	306	142	214
Options written	(4,326,782)	8,961,480	19,627,016	23,314,058	4,542,564
Foreign currency transactions	(15,182)	(226,996)	49,013	(146,921)	48,358

	24,717,008	72,629,297	(10,322,502)	(65,371,790)	6,418,044

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	43,091,046	74,302,158	11,410,942	21,708,821	19,485,288
Investments — affiliated	—	—	—	(447,115)	—
Options written	610,861	(1,997,538)	(1,790,015)	(722,057)	(1,625,124)
Foreign currency translations	8,166	111,858	(10,405)	6,088	(17,465)

	43,710,073	72,416,478	9,610,522	20,545,737	17,842,699

Total realized and unrealized gain (loss)	68,427,081	145,045,775	(711,980)	(44,826,053)	24,260,743

Net Increase (Decrease) in Net Assets Resulting from Operations	$69,350,814	$159,101,682	$5,487,586	$(33,371,093)	$33,901,167

[1]	Consolidated Statement of Operations.

See Notes to Financial Statements.

102	ANNUAL REPORT	OCTOBER 31, 2013

Statements of Changes in Net Assets

	BlackRock Dividend Income Trust (BQY)		BlackRock EcoSolutions Investment Trust (BQR)
	Year Ended October 31,		Year Ended October 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$1,911,679	$2,016,089	$1,147,375	$1,050,708
Net realized gain (loss)	4,615,388	1,328,916	1,515,988	(10,096,552)
Net change in unrealized appreciation/depreciation	4,941,159	3,407,312	6,617,063	17,094,270

Net increase in net assets resulting from operations	11,468,226	6,752,317	9,280,426	8,048,426

Dividends and Distributions to Shareholders[1]
Net investment income	(1,708,290)	(4,064,398)	(1,031,216)	(875,247)
Net realized gains	(3,962,756)	(3,597,548)	—	—
Return of capital	—	—	(7,977,500)	(10,214,472)

Decrease in net assets resulting from dividends and distributions to shareholders	(5,671,046)	(7,661,946)	(9,008,716)	(11,089,719)

Capital Share Transactions
Reinvestment of dividends	—	—	—	410,321

Net Assets
Total increase (decrease) in net assets	5,797,180	(909,629)	271,710	(2,630,972)
Beginning of year	81,186,169	82,095,798	114,865,930	117,496,902

End of year	$86,983,349	$81,186,169	$115,137,640	$114,865,930

Undistributed (distributions in excess of) net investment income	$183,768	$(9,490)	—	—

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	103

Statements of Changes in Net Assets (continued)

	BlackRock Energy and Resources Trust (BGR)		BlackRock Enhanced Capital and Income Fund, Inc. (CII)
	Year Ended October 31,		Year Ended October 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$3,487,794	$3,949,494	$13,662,033	$14,639,943
Net realized gain (loss)	137,486,490	17,530,915	41,586,734	(26,063,030)
Net change in unrealized appreciation/depreciation	31,425,100	(39,725,443)	50,511,787	82,820,459

Net increase (decrease) in net assets resulting from operations	172,399,384	(18,245,034)	105,760,554	71,397,372

Dividends and Distributions to Shareholders[1]
Net investment income	—	(854,435)	(13,908,365)	(14,639,943)[2]
Distributions in excess of net investment income[3]	—	—	—	(8,839,071)[2]
Net realized gains	(48,221,272)	(42,914,124)	—	(5,739,106)
Return of capital	—	(8,858,114)	(39,037,315)	(31,669,412)

Decrease in net assets resulting from dividends and distributions to shareholders	(48,221,272)	(52,626,673)	(52,945,680)	(60,887,532)

Capital Share Transactions
Refund of offering costs previously charged to paid-in capital	—	—	—	2,075

Net Assets
Total increase (decrease) in net assets	124,178,112	(70,871,707)	52,814,874	10,511,915
Beginning of year	772,456,758	843,328,465	622,657,145	612,145,230

End of year	$896,634,870	$772,456,758	$675,472,019	$622,657,145

Undistributed (distributions in excess of) net investment income	$(2,782,487)	$5,415,467	$(37,256)	—

[1]	Determined in accordance with federal income tax regulations.
[2]

The amount of dividends and distributions to shareholders from net investment income reported in the prior year has been reclassified to allocate the amount between distributions from net investment income and distributions in excess of net investment income; both of which were included in the prior year net investment income in the amount of $23,479,014.

[3]	Taxable distribution.

See Notes to Financial Statements.

104	ANNUAL REPORT	OCTOBER 31, 2013

Statements of Changes in Net Assets (continued)

	BlackRock Enhanced Equity Dividend Trust (BDJ)		BlackRock Global Opportunities Equity Trust (BOE)
	Year Ended October 31,		Year Ended October 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$32,816,080	$26,040,412	$8,382,978	$14,057,419
Net realized gain (loss)	117,623,639	9,034,889	109,951,890	(38,872,891)
Net change in unrealized appreciation/depreciation	54,197,961	71,225,395	86,145,100	88,118,894

Net increase in net assets resulting from operations	204,637,680	106,300,696	204,479,968	63,303,422

Dividends and Distributions to Shareholders[1]
Net investment income	(32,582,758)	(26,708,086)[2]	(11,468,669)	(14,977,529)
Distributions in excess of net investment income[3]	(35,787,362)	(33,844,633)[2]	(63,152,174)	—
Net realized gains	(32,140,223)	—	—	—
Return of capital	—	(43,164,839)	(11,996,866)	(121,035,759)

Decrease in net assets resulting from dividends and distributions to shareholders	(100,510,343)	(103,717,558)	(86,617,709)	(136,013,288)

Capital Share Transactions
Net proceeds from the issuance of shares due to reorganization	—	911,800,774	—	—

Net Assets
Total increase (decrease) in net assets	104,127,337	914,383,912	117,862,259	(72,709,866)
Beginning of year	1,490,096,039	575,712,127	1,041,210,008	1,113,919,874

End of year	$1,594,223,376	$1,490,096,039	$1,159,072,267	$1,041,210,008

Distributions in excess of net investment income	$(600,773)	$(407,316)	$(2,479,284)	$(771,647)

[1]	Determined in accordance with federal income tax regulations.
[2]

The amount of dividends and distributions to shareholders from net investment income reported in the prior year has been reclassified to allocate the amount between distributions from net investment income and distributions in excess of net investment income; both of which were included in the prior year net investment income in the amount of $60,552,719.

[3]	Taxable distribution.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	105

Statements of Changes in Net Assets (continued)

	BlackRock Health Sciences Trust (BME)		BlackRock International Growth and Income Trust (BGY)
	Year Ended October 31,		Year Ended October 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$923,733	$613,888	$14,055,907	$17,861,406
Net realized gain (loss)	24,717,008	17,445,175	72,629,297	(84,518,379)
Net change in unrealized appreciation/depreciation	43,710,073	14,085,220	72,416,478	122,238,455

Net increase in net assets resulting from operations	69,350,814	32,144,283	159,101,682	55,581,482

Dividends and Distributions to Shareholders[1]
Net investment income	(446,759)	(624,091)	(18,226,947)	(19,807,805)
Net realized gains	(17,987,036)	(18,501,614)	—	—
Return of capital	—	—	(55,619,854)	(84,445,531)

Decrease in net assets resulting from dividends and distributions to shareholders	(18,433,795)	(19,125,705)	(73,846,801)	(104,253,336)

Capital Share Transactions
Reinvestment of dividends	867,486	2,683,786	—	—

Net Assets
Total increase (decrease) in net assets	51,784,505	15,702,364	85,254,881	(48,671,854)
Beginning of year	218,376,994	202,674,630	910,480,683	959,152,537

End of year	$270,161,499	$218,376,994	$995,735,564	$910,480,683

Undistributed (distributions in excess of) net investment income	$466,794	$(14,429)	$(2,109,861)	$(723,452)

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

106	ANNUAL REPORT	OCTOBER 31, 2013

Statements of Changes in Net Assets (continued)

	BlackRock Real Asset Equity Trust (BCF)		BlackRock Resources & Commodities Strategy Trust (BCX)[1]
	Year Ended October 31,		Year Ended October 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$6,199,566	$7,068,267	$11,454,960	$8,289,984
Net realized loss	(10,322,502)	(5,184,927)	(65,371,790)	(68,386,990)
Net change in unrealized appreciation/depreciation	9,610,522	(23,716,362)	20,545,737	59,526,289

Net increase (decrease) in net assets resulting from operations	5,487,586	(21,833,022)	(33,371,093)	(570,717)

Dividends and Distributions to Shareholders[2]
Net investment income	(6,692,838)	(7,129,605)	(6,452,839)	(11,939,675)
Net realized gains	—	(31,346,558)	—	(365,560)
Return of capital	(43,962,688)	(20,806,811)	(47,574,521)	(52,900,199)

Decrease in net assets resulting from dividends and distributions to shareholders	(50,655,526)	(59,282,974)	(54,027,360)	(65,205,434)

Net Assets
Total decrease in net assets	(45,167,940)	(81,115,996)	(87,398,453)	(65,776,151)
Beginning of year	630,801,418	711,917,414	718,015,946	783,792,097

End of year	$585,633,478	$630,801,418	$630,617,493	$718,015,946

Distributions in excess of net investment income	$(3,635,115)	$(3,194,320)	$(4,416,905)	$(1,895,278)

[1]	Consolidated Statement of Changes in Net Assets.
[2]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	107

Statements of Changes in Net Assets (concluded)

	BlackRock Utility and Infrastructure Trust (BUI)
Increase (Decrease) in Net Assets:	Year Ended October 31, 2013	Period November 25, 2011[1] to October 31, 2012

Operations
Net investment income	$9,640,424	$8,992,956
Net realized gain	6,418,044	2,161,997
Net change in unrealized appreciation/depreciation	17,842,699	26,890,577

Net increase in net assets resulting from operations	33,901,167	38,045,530

Dividends and Distributions to Shareholders[2]
Net investment income	(8,709,264)	(8,210,424)
Net realized gains	(7,173,603)	(6,968,606)
Return of capital	(8,632,231)	(3,207,293)

Decrease in net assets resulting from dividends and distributions to shareholders	(24,515,098)	(18,386,323)

Capital Share Transactions
Net proceeds from the issuance of shares	—	295,596,012
Net proceeds from the underwriters’ over allotment option exercised	—	26,684,000

Net increase in net assets derived from shares transactions	—	322,280,012

Net Assets
Total increase in net assets	9,386,069	341,939,219
Beginning of period	341,939,219	—

End of period	$351,325,288	$341,939,219

Undistributed net investment income	$1,564,553	$1,098,044

[1]	Commencement of Operations.
[2]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

108	ANNUAL REPORT	OCTOBER 31, 2013

Statements of Cash Flows

Year Ended October 31, 2013	BlackRock Dividend Income Trust (BQY)	BlackRock EcoSolutions Investment Trust (BQR)	BlackRock Energy and Resources Trust (BGR)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$11,468,226	$9,280,426	$172,399,384	$105,760,554
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease (increase) in dividends receivable — affiliated	286	689	(1,081)	2,433
Decrease in dividends receivable	2,195	30,106	393,624	496,257
Decrease in securities lending income receivable — affiliated	—	2,078	1,299	—
Decrease (increase) in other assets	3,849	865	13,487	(461)
Increase in cash pledged as collateral for options written	—	—	—	(700,000)
Increase (decrease) in investment advisory fees payable	2,283	(4,216)	145,801	23,001
Decrease in collateral on securities loaned at value	—	(1,554,150)	(13,663,321)	—
Increase (decrease) in officer’s and trustees’ fees payable	232	(613)	43,373	29,564
Decrease in cash received as collateral for options written	—	—	—	(510,420)
Increase (decrease) in other accrued expenses payable	(107,548)	(23,103)	(33,820)	116,097
Net realized and unrealized gain (loss) on investments, options written and foreign currency translations	(9,523,210)	(8,106,285)	(168,995,550)	(91,863,969)
Premiums received from options written	4,120,326	7,995,417	56,877,913	55,016,660
Premiums paid on closing options written	(1,326,776)	(3,627,187)	(35,820,679)	(10,330,498)
Proceeds from sales of long-term investments	84,849,834	103,016,508	1,101,231,682	1,344,256,566
Purchases of long-term investments	(82,751,059)	(101,397,187)	(1,021,687,860)	(1,350,114,244)
Net (purchases) sales of short-term securities	(1,084,970)	1,084,210	(42,574,395)	2,707,255

Cash provided by operating activities	5,653,668	6,697,558	48,329,857	54,888,795

Cash Used for Financing Activities
Increase in bank overdraft/bank overdraft on foreign currency at value	—	618,888	—	119,260
Cash dividends paid to shareholders	(5,671,046)	(9,008,716)	(48,221,272)	(52,945,680)

Cash used for financing activities	(5,671,046)	(8,389,828)	(48,221,272)	(52,826,420)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(1)	(4,566)	(23)	222

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency	(17,379)	(1,696,836)	108,562	2,062,597
Cash and foreign currency at beginning of year	38,448	1,696,836	2,400	5,940

Cash and foreign currency at end of year	$21,069	—	$110,962	$2,068,537

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	109

Statements of Cash Flows (continued)

Year Ended October 31, 2013	BlackRock Enhanced Equity Dividend Trust (BDJ)	BlackRock Global Opportunities Equity Trust (BOE)	BlackRock Health Sciences Trust (BME)	BlackRock International Growth and Income Trust (BGY)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$204,637,680	$204,479,968	$69,350,814	$159,101,682
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in dividends receivable — affiliated	7,204	7,108	906	1,897
Decrease (increase) in dividends receivable	335,089	(892,799)	(101,557)	(496,287)
Decrease in securities lending income receivable — affiliated	578	—	1,463	—
Decrease (increase) in other assets	(904)	415,625	3,755	20,557
Decrease (increase) in cash pledged as collateral for options written	500,000	410,000	—	(333,000)
Increase in investment advisory fees payable	50,390	88,599	39,050	23,012
Decrease in collateral on securities loaned at value	(4,054,445)	—	(4,185,923)	—
Increase (decrease) in Officer’s and Trustees’ fees payable	82,307	62,755	(621)	51,558
Decrease in cash received as collateral for options written	(1,500,000)	—	—	—
Decrease in other accrued expenses payable	(107,449)	(118,807)	(20,756)	(91,030)
Net realized and unrealized gain on investments, options written and foreign currency translations	(171,835,061)	(196,635,987)	(68,435,197)	(145,158,683)
Premiums received from options written	110,736,500	110,482,947	16,521,233	95,501,544
Premiums paid on closing options written	(22,684,735)	(39,715,917)	(16,332,662)	(55,633,639)
Proceeds from sales of long-term investments	2,692,547,292	2,956,036,263	385,671,268	2,484,527,844
Purchases of long-term investments	(2,776,071,824)	(2,973,122,154)	(372,011,011)	(2,453,465,167)
Net (purchases) sales of short-term securities	67,759,194	18,574,593	7,066,200	(11,181,632)

Cash provided by operating activities	100,401,816	80,072,194	17,566,962	72,868,656

Cash Used for Financing Activities
Increase in bank overdraft	—	295	—	1,358
Cash dividends paid to shareholders	(100,510,343)	(86,617,709)	(17,566,309)	(73,846,801)

Cash used for financing activities	(100,510,343)	(86,617,414)	(17,566,309)	(73,845,443)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	10	79,081	38	8,083

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency	(108,517)	(6,466,139)	691	(968,704)
Cash and foreign currency at beginning of year	117,627	10,509,497	1,807	4,010,744

Cash and foreign currency at end of year	$9,110	$4,043,358	$2,498	$3,042,040

Non-Cash Financing Activities
Capital shares issued in reinvestment of dividends paid to shareholders	—	—	$867,486	—

See Notes to Financial Statements.

110	ANNUAL REPORT	OCTOBER 31, 2013

Statements of Cash Flows (concluded)

Year Ended October 31, 2013	BlackRock Real Asset Equity Trust (BCF)	BlackRock Resources & Commodities Strategy Trust (BCX)[1]	BlackRock Utility and Infrastructure Trust (BUI)

Cash Provided by Operating Activities
Net increase (decrease) in net assets resulting from operations	$5,487,586	$(33,371,093)	$33,901,167
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Decrease (increase) in dividends receivable — affiliated	3,031	(223)	1,054
Decrease (increase) in dividends receivable	(43,847)	324,810	(49,118)
Decrease in securities lending income receivable — affiliated	10,847	—	—
Decrease (increase) in other assets	281,130	(3,957)	(2,283)
Decrease in cash pledged as collateral for options written	—	211,452	—
Increase (decrease) in investment advisory fees payable	(20,516)	(81,431)	4,388
Decrease in collateral on securities loaned at value	(3,731,016)	—	—
Increase (decrease) in officer’s and trustees’ fees payable	36,146	(2,222)	(1,847)
Increase (decrease) in other accrued expenses payable	(46,638)	(53,498)	17,160
Net realized and unrealized (gain) loss on investments, options written and foreign currency translations	833,061	44,685,312	(24,235,414)
Premiums received from options written	39,129,160	37,989,519	15,153,082
Premiums paid on closing options written	(11,167,282)	(6,691,842)	(6,251,725)
Proceeds from sales of long-term investments	511,601,742	1,012,627,040	448,413,879
Purchases of long-term investments	(501,036,885)	(979,956,214)	(433,498,269)
Net (purchases) sales of short-term securities	9,295,763	(22,156,776)	(8,490,196)

Cash provided by operating activities	50,632,282	53,520,877	24,961,878

Cash Used for Financing Activities
Increase (decrease) in bank overdraft on foreign currency at value	—	(18,412)	990,610
Cash dividends paid to shareholders	(50,655,526)	(54,027,360)	(24,515,098)

Cash used for financing activities	(50,655,526)	(54,045,772)	(23,524,488)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(5)	117	5,547

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency	(23,249)	(524,778)	1,442,937
Cash and foreign currency at beginning of year	185,069	770,959	52,564

Cash and foreign currency at end of year	$161,820	$246,181	$1,495,501

[1]	Consolidated Statement of Cash Flows.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	111

Financial Highlights	BlackRock Dividend Income Trust (BQY)

	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$13.46	$13.61	$14.26	$13.38	$12.38

Net investment income[1]	0.32	0.33	0.35	0.33	0.36
Net realized and unrealized gain (loss)	1.58	0.79	(0.00)[2]	1.36	1.43

Net increase from investment operations	1.90	1.12	0.35	1.69	1.79

Dividends and distributions:[3]
Net investment income	(0.28)	(0.67)	(0.22)	(0.11)	(0.35)[4]
Distributions in excess of net investment income[5]	—	—	—	—	(0.04)[4]
Net realized gain	(0.66)	(0.60)	(0.78)	(0.70)	(0.33)
Return of capital	—	—	—	—	(0.07)

Total dividends and distributions	(0.94)	(1.27)	(1.00)	(0.81)	(0.79)

Net asset value, end of year	$14.42	$13.46	$13.61	$14.26	$13.38

Market price, end of year	$12.84	$12.34	$12.43	$13.44	$11.54

Total Investment Return[6]
Based on net asset value	15.50%	9.48%	2.79%	14.08%	17.64%

Based on market price	12.18%	9.90%	(0.40)%	24.67%	19.63%

Ratios to Average Net Assets
Total expenses	1.19%	1.18%	1.19%	1.23%	1.17%

Total expenses after fees waived	1.18%	1.18%	1.19%	1.22%	1.16%

Net investment income	2.29%	2.50%	2.45%	2.40%	3.39%

Supplemental Data
Net assets, end of year (000)	$86,983	$81,186	$82,096	$86,047	$80,716

Portfolio turnover	103%	129%	97%	59%	64%

[1]	Based on average shares outstanding.

[2]	Amounted to less than $(0.005) per share outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]

The amount of dividends and distributions to shareholders from net investment income reported in October 31, 2009 has been reclassified to allocate the amount between distributions from net investment income and distributions in excess of net investment income; both of which were included in the prior year net investment income in the amount of $0.39.

[5]	Taxable distribution.

[6]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

112	ANNUAL REPORT	OCTOBER 31, 2013

Financial Highlights	BlackRock EcoSolutions Investments Trust (BQR)

	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$9.14	$9.38	$10.65	$10.56	$10.23

Net investment income[1]	0.09	0.08	0.10	0.05	0.06
Net realized and unrealized gain (loss)	0.65	0.56	(0.30)	1.24	1.78

Net increase (decrease) from investment operations	0.74	0.64	(0.20)	1.29	1.84

Dividends and distributions:[2]
Net investment income	(0.08)	(0.07)	(0.11)	(0.05)	(0.07)
Net realized gain	—	—	—	—	(0.09)
Return of capital	(0.64)	(0.81)	(0.96)	(1.15)	(1.35)

Total dividends and distributions	(0.72)	(0.88)	(1.07)	(1.20)	(1.51)

Net asset value, end of year	$9.16	$9.14	$9.38	$10.65	$10.56

Market price, end of year	$7.93	$8.66	$8.58	$11.69	$10.23

Total Investment Return[3]
Based on net asset value	9.08%	7.77%	(2.13)%	13.04%	19.64%

Based on market price	(0.34)%	11.63%	(18.45)%	28.08%	28.88%

Ratios to Average Net Assets
Total expenses	1.44%	1.44%	1.40%	1.45%	1.51%

Total expenses after fees waived	1.41%	1.43%	1.40%	1.45%	1.50%

Net investment income	0.98%	0.92%	0.98%	0.47%	0.65%

Supplemental Data
Net assets, end of year (000)	$115,138	$114,866	$117,497	$131,002	$127,025

Portfolio turnover	94%	107%	86%	124%	62%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	113

Financial Highlights	BlackRock Energy and Resources Trust (BGR)

	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$25.95	$28.33	$25.87	$23.81	$20.71

Net investment income[1]	0.12	0.13	0.06	0.26	0.41
Net realized and unrealized gain (loss)	5.67	(0.74)	4.02	3.42	4.32

Net increase (decrease) from investment operations	5.79	(0.61)	4.08	3.68	4.73

Dividends and distributions:[2]
Net investment income	—	(0.03)	(0.24)	(0.17)	(0.47)
Net realized gain	(1.62)	(1.44)	(1.38)	(1.45)	(0.19)
Return of capital	—	(0.30)	—	—	(0.97)

Total dividends and distributions	(1.62)	(1.77)	(1.62)	(1.62)	(1.63)

Net asset value, end of year	$30.12	$25.95	$28.33	$25.87	$23.81

Market price, end of year	$26.82	$24.28	$26.54	$25.36	$22.18

Total Investment Return[3]
Based on net asset value	23.68%	(1.76)%	16.09%	15.89%	25.54%

Based on market price	17.70%	(1.88)%	10.95%	21.95%	34.63%

Ratios to Average Net Assets
Total expenses	1.26%	1.28%	1.26%	1.27%	1.30%

Total expenses after fees waived	1.25%	1.22%	1.15%	1.11%	1.10%

Net investment income	0.42%	0.50%	0.19%	1.04%	1.77%

Supplemental Data
Net assets, end of year (000)	$896,635	$772,457	$843,328	$769,976	$708,589

Portfolio turnover	132%	86%	111%	80%	62%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

114	ANNUAL REPORT	OCTOBER 31, 2013

Financial Highlights	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$14.11	$13.87	$14.53	$14.40	$13.78

Net investment income[1]	0.31	0.33	0.35	0.31	0.29
Net realized and unrealized gain	2.09	1.29	0.68	1.76	2.27

Net increase from investment operations	2.40	1.62	1.03	2.07	2.56

Dividends and distributions:[2]
Net investment income	(0.32)	(0.33)[3]	(0.35)[3]	(0.31)	(0.29)
Distributions in excess of net investment income[4]	—	(0.20)[3]	(0.23)[3]	—	—
Net realized gain	—	(0.13)	(1.11)	(1.33)	(1.19)
Return of capital	(0.88)	(0.72)	—	(0.30)	(0.46)

Total dividends and distributions	(1.20)	(1.38)	(1.69)	(1.94)	(1.94)

Net asset value, end of year	$15.31	$14.11	$13.87	$14.53	$14.40

Market price, end of year	$13.52	$12.99	$12.39	$15.03	$13.76

Total Investment Return[5]
Based on net asset value	18.97%	12.94%	7.56%	15.22%	22.01%

Based on market price	14.11%	16.39%	(7.11)%	24.73%	29.88%

Ratios to Average Net Assets
Total expenses	0.93%	0.94%	0.94%	0.93%	0.95%

Total expenses after fees waived	0.93%	0.94%	0.93%	0.93%	0.95%

Total expenses after fees waived and excluding interest expense	0.93%	0.94%	0.93%	0.93%	0.95%

Net investment income	2.15%	2.34%	2.40%	2.14%	2.16%

Supplemental Data
Net assets, end of year (000)	$675,472	$622,657	$612,145	$635,849	$618,462

Portfolio turnover	218%	205%	190%	210%	138%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]

The amount of dividends and distributions to shareholders from net investment income reported in October 31, 2012 and October 31, 2011 has been reclassified to allocate the amount between distributions from net investment income and distributions in excess of net investment income; both of which were included in the prior year net investment income in the amount of $0.53 and $0.58, respectively.

[4]	Taxable distribution.

[5]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	115

Financial Highlights	BlackRock Enhanced Equity Dividend Trust (BDJ)

	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$8.30	$8.03	$8.32	$8.13	$9.59

Net investment income[1]	0.18	0.18	0.16	0.17	0.25
Net realized and unrealized gain (loss)	0.96	0.77	0.38	1.00	(0.55)

Net increase (decrease) from investment operations	1.14	0.95	0.54	1.17	(0.30)

Dividends and distributions:[2]
Net investment income	(0.18)	(0.18)[3]	(0.16)[3]	(0.17)	(0.25)
Distributions in excess of net investment income[4]	(0.20)	(0.22)[3]	(0.35)[3]	—	—
Net realized gain	(0.18)	—	—	—	—
Return of capital[4]	—	(0.28)	(0.32)	(0.81)	(0.91)

Total dividends and distributions	(0.56)	(0.68)	(0.83)	(0.98)	(1.16)

Net asset value, end of year	$8.88	$8.30	$8.03	$8.32	$8.13

Market price, end of year	$7.72	$7.41	$7.29	$8.99	$7.89

Total Investment Return[5]
Based on net asset value	15.11%	13.22%	6.88%	15.23%	(1.63)%

Based on market price	12.09%	11.34%	(10.20)%	28.30%	8.08%

Ratios to Average Net Assets
Total expenses	0.87%	0.95%	1.15%	1.16%	1.20%

Total expenses after fees waived	0.87%	0.95%	1.14%	1.16%	1.20%

Net investment income	2.13%	2.16%	1.92%	2.06%	3.11%

Supplemental Data
Net assets, end of year (000)	$1,594,223	$1,490,096	$575,712	$592,328	$572,066

Portfolio turnover	180%	185%	231%	232%	117%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]

The amount of dividends and distributions to shareholders from net investment income reported in October 31, 2012 and October 31, 2011 has been reclassified to allocate the amount between distributions from net investment income and distributions in excess of net investment income; both of which were included in the prior year net investment income in the amount of $0.40 and $0.51, respectively.

[4]	Taxable distribution.

[5]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

116	ANNUAL REPORT	OCTOBER 31, 2013

Financial Highlights	BlackRock Global Opportunities Equity Trust (BOE)

	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$14.99	$16.03	$18.68	$18.64	$18.03

Net investment income[1]	0.12	0.20	0.17	0.19	0.19
Net realized and unrealized gain (loss)	2.82	0.72	(0.54)	2.13	2.70

Net increase (decrease) from investment operations	2.94	0.92	(0.37)	2.32	2.89

Dividends and distributions:[2]
Net investment income	(0.17)	(0.22)	(0.17)[3]	(0.18)[3]	(0.20)
Distributions in excess of net investment income[4]	(0.91)	—	(0.68)[3]	(1.26)[3]	—
Net realized gain	—	—	(0.61)	(0.25)	—
Return of capital	(0.17)	(1.74)	(0.82)	(0.59)	(2.08)

Total dividends and distributions	(1.25)	(1.96)	(2.28)	(2.28)	(2.28)

Net asset value, end of year	$16.68	$14.99	$16.03	$18.68	$18.64

Market price, end of year	$14.74	$13.24	$14.95	$19.06	$18.40

Total Investment Return[5]
Based on net asset value	21.93%	7.36%	(2.55)%	13.76%	20.50%

Based on market price	21.99%	1.68%	(10.93)%	17.58%	34.97%

Ratios to Average Net Assets
Total expenses	1.08%	1.10%	1.10%	1.11%	1.21%

Total expenses after fees waived	1.08%	1.10%	1.09%	1.10%	1.20%

Net investment income	0.77%	1.34%	0.96%	1.03%	1.05%

Supplemental Data
Net assets, end of year (000)	$1,159,072	$1,041,210	$1,113,920	$1,290,105	$1,278,170

Portfolio turnover	279%	298%	253%	264%	300%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]

The amount of dividends and distributions to shareholders from net investment income reported in October 31, 2011 and October 31, 2010 has been reclassified to allocate the amount between distributions from net investment income and distributions in excess of net investment income; both of which were included in the prior year net investment income in the amount of $0.85 and $1.44, respectively.

[4]	Taxable distribution.

[5]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	117

Financial Highlights	BlackRock Health Sciences Trust (BME)

	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$28.34	$26.65	$27.19	$25.37	$23.66

Net investment income (loss)[1]	0.12	0.08	(0.01)	0.02	0.10
Net realized and unrealized gain	8.85	4.11	1.71	3.34	3.32

Net increase from investment operations	8.97	4.19	1.70	3.36	3.42

Dividends and distributions:[2]
Net investment income	(0.06)	(0.09)	—	(0.02)	(0.13)
Net realized gain	(2.33)	(2.41)	(2.24)	(1.52)	(1.01)
Return of capital	—	—	—	—	(0.57)

Total dividends and distributions	(2.39)	(2.50)	(2.24)	(1.54)	(1.71)

Net asset value, end of year	$34.92	$28.34	$26.65	$27.19	$25.37

Market price, end of year	$33.56	$27.86	$25.81	$27.14	$22.61

Total Investment Return[3]
Based on net asset value	33.37%	16.42%	6.43%	13.69%	16.31%

Based on market price	30.38%	18.17%	3.26%	27.33%	13.44%

Ratios to Average Net Assets
Total expenses	1.12%	1.13%	1.14%	1.15%	1.15%

Total expenses after fees waived	1.12%	1.13%	1.13%	1.15%	1.15%

Net investment income (loss)	0.38%	0.29%	(0.02)%	0.09%	0.37%

Supplemental Data
Net assets, end of year (000)	$270,161	$218,377	$202,675	$206,392	$192,602

Portfolio turnover	155%	209%	226%	239%	167%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

118	ANNUAL REPORT	OCTOBER 31, 2013

Financial Highlights	BlackRock International Growth and Income Trust (BGY)

	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$8.28	$8.72	$10.52	$10.92	$10.41

Net investment income[1]	0.13	0.16	0.14	0.14	0.29
Net realized and unrealized gain (loss)	1.31	0.35	(0.58)	1.05	2.04

Net increase (decrease) from investment operations	1.44	0.51	(0.44)	1.19	2.33

Dividends and distributions:[2]
Net investment income	(0.17)	(0.18)	(0.14)[3]	(0.12)	(0.30)
Distributions in excess of net investment income[4]	—	—	(0.53)[3]	—	—
Net realized gain	—	—	—	—	—
Return of capital	(0.50)	(0.77)	(0.69)	(1.47)	(1.52)

Total dividends and distributions	(0.67)	(0.95)	(1.36)	(1.59)	(1.82)

Net asset value, end of year	$9.05	$8.28	$8.72	$10.52	$10.92

Market price, end of year	$8.14	$7.41	$7.88	$10.56	$10.92

Total Investment Return[5]
Based on net asset value	19.25%	7.65%	(4.55)%	12.06%	26.28%

Based on market price	19.86%	6.61%	(14.07)%	12.49%	44.62%

Ratios to Average Net Assets
Total expenses	1.09%	1.11%	1.10%	1.13%	1.12%

Total expenses after fees waived	1.07%	1.11%	1.10%	1.13%	1.12%

Net investment income	1.49%	1.97%	1.37%	1.40%	2.68%

Supplemental Data
Net assets, end of year (000)	$995,736	$910,481	$959,153	$1,156,583	$1,178,647

Portfolio turnover	266%	226%	217%	247%	198%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]

The amount of dividends and distributions to shareholders from net investment income reported in October 31, 2011 has been reclassified to allocate the amount between distributions from net investment income and distributions in excess of net investment income; both of which were included in the prior year net investment income in the amount of $0.67.

[4]	Taxable distribution.

[5]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	119

Financial Highlights	BlackRock Real Asset Equity Trust (BCF)

	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$11.03	$12.45	$13.42	$11.73	$9.44

Net investment income[1]	0.11	0.12	0.11	0.17	0.08
Net realized and unrealized gain (loss)	(0.01)	(0.50)	0.01	2.61	3.30

Net increase (decrease) from investment operations	0.10	(0.38)	0.12	2.78	3.38

Dividends and distributions:[2]
Net investment income	(0.12)	(0.13)	(0.07)[3]	(0.26)[3]	(0.11)
Distributions in excess of net investment income[4]	—	—	(0.14)[3]	(0.48)[3]	—
Net realized gain	—	(0.55)	(0.50)	—	—
Return of capital	(0.77)	(0.36)	(0.38)	(0.35)	(0.98)

Total dividends and distributions	(0.89)	(1.04)	(1.09)	(1.09)	(1.09)

Net asset value, end of year	$10.24	$11.03	$12.45	$13.42	$11.73

Market price, end of year	$9.12	$10.39	$11.84	$13.46	$11.45

Total Investment Return[5]
Based on net asset value	1.81%	(2.79)%	0.58%	24.65%	40.96%

Based on market price	(3.75)%	(3.71)%	(4.64)%	28.08%	67.81%

Ratios to Average Net Assets
Total expenses	1.29%	1.29%	1.29%	1.28%	1.32%

Total expenses after fees waived and paid indirectly	1.19%	1.14%	1.09%	1.08%	1.12%

Net investment income	1.04%	1.08%	0.77%	1.37%	0.68%

Supplemental Data
Net assets, end of year (000)	$585,633	$630,801	$711,917	$765,463	$664,928

Portfolio turnover	89%	72%	79%	71%	58%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]

The amount of dividends and distributions to shareholders from net investment income reported in October 31, 2011 and October 31, 2010 has been reclassified to allocate the amount between distributions from net investment income and distributions in excess of net investment income; both of which were included in the prior year net investment income in the amount of $0.21 and $0.74, respectively.

[4]	Taxable distribution.

[5]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

120	ANNUAL REPORT	OCTOBER 31, 2013

Consolidated Financial Highlights	BlackRock Resources & Commodities Strategy Trust (BCX)

	Year Ended October 31		Period March 30, 2011[1] through October 31,
	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$15.42	$16.83	$19.10 [2]

Net investment income[3]	0.25	0.18	0.03
Net realized and unrealized loss	(0.97)	(0.19)	(1.57)

Net decrease from investment operations	(0.72)	(0.01)	(1.54)

Dividends and distributions:[4]
Net investment income	(0.14)	(0.26)	—
Net realized gain	—	(0.01)	(0.24)
Return of capital	(1.02)	(1.13)	(0.46)

Total dividends and distributions	(1.16)	(1.40)	(0.70)

Capital charges with respect to the issuance of shares	—	—	(0.03)

Net asset value, end of period	$13.54	$15.42	$16.83

Market price, end of period	$11.68	$14.12	$14.95

Total Investment Return[5]
Based on net asset value	(3.61)%[6]	0.90%	(7.80)%[7]

Based on market price	(9.19)%	4.02%	(21.79)%[7]

Ratios to Average Net Assets
Total expenses	1.27%	1.25%	1.35%[8]

Total expenses after fees waived	1.07%	1.05%	1.13%[8]

Net investment income	1.76%	1.14%	0.27%[8]

Supplemental Data
Net assets, end of period (000)	$630,617	$718,016	$783,792

Portfolio turnover	156%	100%	27%

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock HoldCo2, Inc.

[2]	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from initial offering price of $20.00 per share.

[3]	Based on average shares outstanding.

[4]	Determined in accordance with federal income tax regulations.

[5]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment the Trust’s total return would have been (3.68)%.

[7]	Aggregate total investment return.

[8]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2013	121

Financial Highlights (concluded)	BlackRock Utility and Infrastructure Trust (BUI)

	Year Ended October 31, 2013	Period November 25, 2011[1] through October 31, 2012
Per Share Operating Performance
Net asset value, beginning of period	$20.22	$19.10 [2]

Net investment income[3]	0.57	0.54
Net realized and unrealized gain	1.44	1.71

Net increase from investment operations	2.01	2.25

Dividends and distributions:[4]
Net investment income	(0.52)	(0.49)
Net realized gain	(0.42)	(0.41)
Return of capital	(0.51)	(0.19)

Total dividends and distributions	(1.45)	(1.09)

Capital charges with respect to the issuance of shares	—	(0.04)

Net asset value, end of period	$20.78	$20.22

Market price, end of period	$18.36	$19.03

Total Investment Return[5]
Based on net asset value	11.18%	12.05%[6]

Based on market price	4.37%	0.71%[6]

Ratios to Average Net Assets
Total expenses	1.11%	1.12%[7]

Total expenses after fees waived	1.10%	1.11%[7]

Total expenses after fees waived and excluding excise tax	1.10%	1.10%[7]

Net investment income	2.83%	2.94%[7]

Supplemental Data
Net assets, end of period (000)	$351,325	$341,939

Portfolio turnover	133%	90%

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock HoldCo2, Inc.

[2]	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from initial offering price of $20.00 per share.

[3]	Based on average shares outstanding.

[4]	Determined in accordance with federal income tax regulations.

[5]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

See Notes to Financial Statements.

122	ANNUAL REPORT	OCTOBER 31, 2013

Notes to Financial Statements

1. Organization:

BlackRock Dividend Income Trust (formerly BlackRock S&P Quality Rankings Global Equity Managed Trust) (“BQY”), BlackRock EcoSolutions Investment Trust (“BQR”), BlackRock Energy and Resources Trust (“BGR”), BlackRock Enhanced Capital and Income Fund, Inc. (“CII”), BlackRock Enhanced Equity Dividend Trust (“BDJ”), BlackRock Global Opportunities Equity Trust (“BOE”), BlackRock Health Sciences Trust (“BME”), BlackRock International Growth and Income Trust (“BGY”), BlackRock Real Asset Equity Trust (“BCF”), BlackRock Resources & Commodities Strategy Trust (“BCX”), and BlackRock Utility and Infrastructure Trust (“BUI”) (each, a “Trust” and collectively, the “Trusts”) are organized as Delaware statutory trusts, except CII which is organized as a Maryland Corporation. BQY, CII, BDJ and BOE are registered as diversified, closed-end management investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). BQR, BGR, BME, BGY, BCF, BCX and BUI are registered as non-diversified, closed-end management investment companies under the 1940 Act. Prior to commencement of operations on November 25, 2011, BUI had no operations other than those relating to organizational matters and the sale of 6,964 Common Shares on August 25, 2011 to BlackRock HoldCo 2, Inc. for $100,012. Investment operations for BUI commenced on November 25, 2011. The Board of Directors and Board of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the NAVs of their shares on a daily basis.

Reorganizations: The Board and shareholders of BDJ and the Board of Trustees and shareholders of each of BlackRock Equity Dividend Trust (“BDV”) and BlackRock Strategic Equity Dividend Trust (“BDT”) (individually, a “Target Trust” and collectively the “Target Trusts”) approved the reorganizations of each Target Trust into BDJ pursuant to which BDJ acquired substantially all of the assets and substantially all of the liabilities of each Target Trust in exchange for an equal aggregate value of newly-issued BDJ shares.

Each common shareholder of a Target Trust received common shares of BDJ in an amount equal to the aggregate net asset value of such shareholder’s Target Trust shares, as determined at the close of business on February 24, 2012.

The reorganizations were accomplished by a tax-free exchange of shares of BDJ in the following amounts and at the following conversion ratios:

Target Trusts	Shares Prior to Reorganization	Common Shares Conversion Ratio	Shares of BDJ
BDV	54,638,903	1.27840257	69,850,515
BDT	26,908,028	1.41137167	37,977,229

Each Target Trust’s net assets and composition of net assets on February 24, 2012, the date of the reorganization, were as follows:

Target Trusts	Net Assets	Paid-in Capital	Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Net Unrealized Appreciation
BDV	$590,660,911	$647,693,876	$(173,949)	$(92,018,281)	$35,159,265
BDT	$321,139,863	$327,248,656	$316,616	$(29,161,302)	$22,735,893

For financial reporting purposes, assets received and shares issued by BDJ were recorded at fair value. However, the cost basis of the investments received from the Target Trusts were carried forward to align ongoing reporting of BDJ’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of BDJ immediately after the acquisition amounted to $1,517,719,362. Each Target Trust’s fair value and cost of investments prior to the reorganization were as follows:

Target Trusts	Fair Value of Investments	Cost of Investments
BDV	$588,487,468	$553,328,182
BDT	$318,996,795	$296,260,902

The purpose of these transactions was to combine three funds managed by the Manager, the investment advisor to BDJ, BDV and BDT with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on February 27, 2012.

Assuming the acquisitions had been completed on November 1, 2011, the beginning of the fiscal reporting period of BDJ, the pro forma results of operations for the year ended October 31, 2012, are as follows:

•	Net investment income: $32,331,130

•	Net realized and change in unrealized gain/loss on investments: $141,874,756

•	Net increase in net assets resulting from operations: $174,205,886

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of BDV and BDT that have been included in BDJ’s Statement of Operations since February 27, 2012.

Reorganization costs incurred by BDJ in connection with the reorganization were paid by BDJ.

ANNUAL REPORT	OCTOBER 31, 2013	123

Notes to Financial Statements (continued)

Basis of Consolidation: BCX’s accompanying consolidated financial statements include the accounts of BlackRock Cayman Resources & Commodities Strategy Fund, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of BCX and primarily invests in commodity-related instruments. The Subsidiary enables BCX to hold these commodity-related instruments and satisfy regulated investment company tax requirements. BCX may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to BCX.

2. Significant Accounting Policies:

The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Trusts.

Valuation: US GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

The Trusts value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon each Trust’s pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Trusts may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid. Investments in open-end registered investment companies are valued at the NAV each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist including regular due diligence of the Trusts’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices

124	ANNUAL REPORT	OCTOBER 31, 2013

Notes to Financial Statements (continued)

and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Trust’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or it’s delegate, using a pricing service and/or policies approved by the Board. Each business day, each Trust uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Trusts’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Trusts’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Trusts do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Trusts report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Trust either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts or options written), each Trust will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Trust engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when a Trust is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends and distributions paid by the Trusts are recorded on the ex-dividend dates. Subject to each Trust’s level distribution plan, each Trust intends to make quarterly cash dividends and/or distributions to shareholders, which may consist of net investment income, net options premium, net realized and unrealized gains on investments, and/or return of capital.

Portions of return of capital distributions under US GAAP may be taxed at ordinary income rates.

The character of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Trusts have capital loss carry-forwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than a Trust’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 7, Income Tax Information, for the tax character of each Trust’s distributions paid during the period.

Income Taxes: It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Trusts file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ US federal tax returns remains open for each of

ANNUAL REPORT	OCTOBER 31, 2013	125

Notes to Financial Statements (continued)

the four years ended October 31, 2013 with the exception of BCX and BUI. The statute of limitations on BCX’s US federal tax returns remains open for the two years ended October 31, 2013 and the period ended October 31, 2011. The statute of limitations on BUI’s US federal tax returns remains open for the year ended October 31, 2013 and the period ended October 31, 2012. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies, which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Trusts’ financial statement disclosures.

Deferred Compensation: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, except CII, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Prior to March 31, 2012, each Trust elected to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations.

S&P Quality Rankings: BQY had been granted a license by Standard & Poor’s® (“S&P”) to use the S&P Quality Rankings and the S&P International Quality Rankings. Effective September 17, 2013, BQY terminated its license to use either the S&P Quality Rankings or the S&P International Quality Rankings. “Standard & Poor’s,” “S&P,” “Standard & Poor’s Earnings and Dividend Rankings,” “S&P Earnings and Dividend Rankings,” “Standard & Poor’s Quality Rankings,” “Standard & Poor’s International Quality Rankings,” “S&P International Quality Rankings”

and “S&P Quality Rankings” are trademarks of S&P and had been licensed for use by BQY. BQY was not sponsored, endorsed, managed, sold or promoted by S&P and S&P made no representation regarding the advisability of investing in BQY. BQY is required to pay a quarterly licensing fee, which is shown in the Statements of Operations as licensing, for a period of 1 year following the termination date.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Trusts and other shared expenses pro rated to the Trusts are allocated daily to each class based on its relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Trusts may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Trusts should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trusts and any additional required collateral is delivered to the Trust on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Trusts earn dividends or interest income on the securities loaned but do not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Trusts under Master Securities Lending Agreements (“MSLA”), which provide the right,

126	ANNUAL REPORT	OCTOBER 31, 2013

Notes to Financial Statements (continued)

in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Trusts, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Trusts can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Trusts benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Trusts also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended October 31, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to economically hedge, their exposure to certain risks such as equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Foreign Currency Exchange Contracts: Certain Trusts enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to or hedge exposure away from foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Trust, help to manage the overall exposure to the currencies in which some of the investments held by a Trust are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, a Trust record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Trusts purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Trusts purchase (write) an option, an amount equal to the premium paid (received) by the Trusts is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Trusts enter into a closing transaction), the Trusts realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Trusts write a call option, such option is “covered,” meaning that the Trusts hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Trusts may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

ANNUAL REPORT	OCTOBER 31, 2013	127

Notes to Financial Statements (continued)

The following is a summary of the Trusts’ derivative financial instruments categorized by risk exposure:

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of October 31, 2013
	Asset Derivatives
		BQY	CII	BOE		BME	BGY	BCX
	Statements of Assets and Liabilities Location				Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	—	$15,057	$17,814		—	$41,414	$2
Equity contracts	Investments at value — unaffiliated[1]	$93	—	—		$330	—	—
Total		$93	$15,057	$17,814		$330	$41,414	$2

			Liability Derivatives
		BQY	BQR	BGR	CII	BDJ	BOE
	Statements of Assets and Liabilities Location			Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$(19)	—	—	$(12,054)	—	$(11,552)
Equity contracts	Options written — at value	(928,492)	$(1,360,268)	$(6,017,213)	(10,388,428)	$(20,305,989)	(19,864,084)
Total		$(928,511)	$(1,360,268)	$(6,017,213)	$(10,400,482)	$(20,305,989)	$(19,875,636)

			Liability Derivatives
		BME	BGY	BCF	BCX	BUI
	Statements of Assets and Liabilities Location			Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	—	$(51,727)	$(142)	$(211)	—
Equity contracts	Options written — at value	$(2,608,688)	(17,727,514)	(4,828,567)	(4,497,214)	$(3,992,438)
Total		$(2,608,688)	$(17,779,241)	$(4,828,709)	$(4,497,425)	$(3,992,438)

[1]	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended October 31, 2013
	Net Realized Gain (Loss) From
	BQY	BQR	BGR	CII	BDJ	BOE
Foreign currency exchange contracts:
Foreign currency transactions	$30,202	$24,424	$(85,498)	$209,076	$(15,873)	$(640,843)
Equity contracts:
Options[2]	1,415,858	2,068,698	6,646,382	22,994,600	45,600,260	28,294,879
Total	$1,446,060	$2,093,122	$6,560,884	$23,203,676	$45,584,387	$27,654,036

	Net Realized Gain (Loss) From
	BME	BGY	BCF	BCX	BUI
Foreign currency exchange contracts:
Foreign currency transactions.	$(15,182)	$(226,996)	$49,013	$(146,921)	$48,358
Equity contracts:
Options[2]	(4,326,782)	8,961,480	19,627,016	23,314,058	4,542,564
Total	$(4,341,964)	$8,734,484	$19,676,029	$23,167,137	$4,590,922

[2]	Options purchased are included in the net realized gain (loss) from investments - unaffiliated and net change in unrealized appreciation/depreciation on investments.

128	ANNUAL REPORT	OCTOBER 31, 2013

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended October 31, 2013
	Net Change in Unrealized Appreciation/Depreciation on
	BQY	BQR	BGR	CII	BDJ	BOE
Foreign currency exchange contracts:
Foreign currency translations	$(10)	—	—	$3,003	$167	$12,574
Equity contracts:
Options[2]	(619,809)	$(455,665)	$(1,998,026)	(6,538,597)	(11,675,521)	(6,932,167)
Total	$(619,819)	$(455,665)	$(1,998,026)	$(6,535,594)	$(11,675,354)	$(6,919,593)

	Net Change in Unrealized Appreciation/Depreciation on
	BME	BGY	BCF	BCX	BUI
Foreign currency exchange contracts:
Foreign currency translations	$1,062	$(10,313)	$(142)	$(209)	$17
Equity contracts:
Options[2]	610,861	(1,997,538)	(1,790,015)	(722,057)	(1,625,124)
Total	$611,923	$(2,007,851)	$(1,790,157)	$(722,266)	$(1,625,107)

[2]	Options purchased are included in the net realized gain (loss) from investments-unaffiliated and net change in unrealized appreciation/depreciation on investments.

For the year ended October 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BQY	BQR	BGR	CII	BDJ	BOE
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	2	2	1	1	1	4
Average number of contracts — US dollars sold	1	1	—	1	—	3
Average US dollar amounts purchased	$14,604	$86,019	$181,508	$278,031	$96,225	$10,781,812
Average US dollar amounts sold	$645	$73,209	—	$259,629	—	$6,884,531
Options:
Average number of options contracts purchased	95	36	966	1,394	2,817	725
Average number of options contracts written	942,747	6,714,825	6,070,525	7,232,019	15,239,986	26,082,605
Average notional value of options contracts purchased	$606,138	$101,500	$7,407,000	$2,645,700	$16,065,050	$2,594,125
Average notional value of contracts written	$32,343,799	$45,371,127	$278,253,492	$330,192,813	$791,765,845	$549,248,228

	BME	BGY	BCF	BCX	BUI
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	1	5	2	2	2
Average number of contracts — US dollars sold	1	6	1	1	1
Average US dollar amounts purchased	$21,855	$22,403,555	$443,594	$932,228	$796,660
Average US dollar amounts sold	$1,551	$18,167,327	$404,594	$356,121	$267,634
Options:
Average number of options contracts purchased	94	—	365	40	288
Average number of options contracts written	1,707,050	40,940,072	10,690,650	13,410,990	6,792,680
Average notional value of options contracts purchased	$496,250	—	$1,358,400	$156,875	$1,219,675
Average notional value of options contracts written	$86,014,812	$460,078,811	$195,489,202	$281,460,901	$110,314,847

ANNUAL REPORT	OCTOBER 31, 2013	129

Notes to Financial Statements (continued)

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Trust. For OTC options purchased, each Trust bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Trust should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not, the counterparty to perform.

With exchange traded purchased options, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

In order to better define its contractual rights and to secure rights that will help the Trusts mitigate its counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trust’s net assets decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreements, which would cause the Trust to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of a Trust and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Trust, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Trusts and any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the Trusts and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Trust from its counterparties are not fully collateralized, contractually or otherwise, a Trust bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. Each Trust attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee at the following annual rates:

Average weekly value of each Trust’s net assets:
BQY	0.75%
BGR	1.20%
BDJ	0.81%
BOE	1.00%
BME	1.00%
BCF	1.20%
Average daily value of each Trust’s net assets:
BQR	1.20%
CII	0.85%
BGY	1.00%
BCX	1.20%
BUI	1.00%

130	ANNUAL REPORT	OCTOBER 31, 2013

Notes to Financial Statements (continued)

The Manager has voluntarily agreed to waive a portion of the investment advisory fees on BGR and BCF as a percentage of their average weekly net assets as follows:

		Expiration Date
BGR	0.05%	December 29, 2012
BCF	0.10%	September 29, 2013
	0.05%	September 29, 2014

The Manager has voluntarily agreed to waive a portion of the investment advisory fees on BCX as a percentage of its average daily net assets as follows:

Expiration Date
BCX	0.20%	October 31, 2015
	0.15%	October 31, 2016
	0.10%	October 31, 2017
	0.05%	October 31, 2018

Effective June 6, 2013, the Manager has voluntarily agreed to waive a portion of the investment advisory fees on BQR and BGY as a percentage of their average daily net assets as follows:

BQR	0.05%
BGY	0.05%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, BCX pays the Manager based on the Trust’s net assets which includes the assets of the Subsidiary.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended October 31, 2013, the amounts waived were as follows:

BQY	$2,541
BQR	$6,047
BGR	$23,215
CII	$15,883
BDJ	$42,175
BOE	$23,023
BME	$4,304
BGY	$10,061
BCF	$24,072
BCX	$16,135
BUI	$8,189

The Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”) for BQY, BGR, CII, BDJ and BUI, BIM for BQR, CII, BCF and BUI, BlackRock Capital Management, Inc. for BGY, BCF and BCX and BlackRock International Ltd. for BQR, BGR, BCF and BCX, each an affiliate of the Manager. The Manager pays each sub-advisor for services they provide, a monthly fee that is a percentage of the investment advisory fee paid by each Trust to the Manager.

Certain Trusts received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Trusts, invest cash collateral received by the Trusts for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedules of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Trusts retain 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Trusts benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Trusts is shown as securities lending–affiliated in the Statements of Operations. For the year ended October 31, 2013, BIM received $4,145 in securities lending agent fees related to securities lending activities for the Trusts.

Certain Trusts received payments from an affiliate to compensate for foregone securities lending revenue which is included in Other income -affiliated in the Statements of Operations as follows:

BQY	$28,489
CII	$13,547
BOE	$73,658
BGY	$108,135
BCX	$346,955
BUI	$49,018

ANNUAL REPORT	OCTOBER 31, 2013	131

Notes to Financial Statements (continued)

Certain officers and/or trustees of the Trusts are officers and/or trustees of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in officer and diectors in the Statement of Operations.

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the year ended October 31, 2013, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
BGR	—	$3,167,071
BOE	$2,174,338	—
BME	—	$1,168,560
BUI	$8,612,070	—

6. Purchases and Sales:

Purchases and sales of investment securities, excluding short-term securities, for the year ended October 31, 2013, were as follows:

	Purchases	Sales
BQY	$82,924,190	$86,140,698
BQR	$102,051,744	$104,418,877
BGR	$1,065,763,846	$1,144,573,213
CII	$1,362,688,152	$1,354,486,369
BDJ	$2,812,623,915	$2,688,330,005
BOE	$3,010,305,075	$2,975,744,774
BME	$371,258,110	$385,653,376
BGY	$2,477,701,085	$2,506,158,172
BCF	$505,105,162	$519,455,800
BCX	$990,753,455	$1,009,487,540
BUI	$441,845,267	$451,194,409

Transactions in options written for the year ended October 31, 2013, were as follows:

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
BQY
Outstanding options at beginning of year	666,914	$680,823	—	—
Options written	4,373,396	4,120,326	—	—
Options expired	(2,036,724)	(1,398,259)	—	—
Options closed	(881,425)	(1,344,375)	—	—
Options exercised	(1,679,821)	(1,515,155)	—	—

Outstanding options at end of year	442,340	$543,360	—	—

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received

BQR
Outstanding options at beginning of year	6,889,548	$1,345,784	—	—
Options written	44,740,048	7,995,417	—	—
Options expired	(21,100,644)	(3,345,086)	—	—
Options closed	(14,328,918)	(2,350,799)	—	—
Options exercised	(9,983,140)	(2,445,975)	—	—

Outstanding options at end of year	6,216,894	$1,199,341	—	—

BGR
Outstanding options at beginning of year	4,078,778	$10,334,101	—	—
Options written	25,656,969	56,877,913	—	—
Options expired	(8,599,899)	(15,535,637)	—	—
Options closed	(10,216,634)	(26,931,424)	—	—
Options exercised	(7,330,977)	(16,270,868)	—	—

Outstanding options at end of year	3,588,237	$8,474,085	—	—

CII
Outstanding options at beginning of year	3,841,460	$7,667,197	—	—
Options written	24,681,335	54,958,691	1,000	$57,969
Options expired	(5,877,771)	(15,458,581)	(1,000)	(57,969)
Options closed	(7,243,202)	(17,808,548)	—	—
Options exercised	(12,687,207)	(23,266,806)	—	—

Outstanding options at end of year	2,714,615	$6,091,953	—	—

BDJ
Outstanding options at beginning of year	8,035,194	$17,351,654	1,330,600	$2,341,232
Options written	52,863,280	110,713,730	45,000	22,770
Options expired	(13,776,921)	(30,979,961)	(91,400)	(88,194)
Options closed	(16,865,089)	(37,216,840)	—	—
Options exercised	(25,166,237)	(47,420,019)	(1,284,200)	(2,275,808)

Outstanding options at end of year	5,090,227	$12,448,564	—	—

BOE
Outstanding options at beginning of year	30,503,917	$14,301,483	—	—
Options written	159,659,217	110,482,947	—	—
Options expired	(37,678,458)	(27,923,128)	—	—
Options closed	(68,613,424)	(40,087,668)	—	—
Options exercised	(58,804,610)	(41,159,284)	—	—

Outstanding options at end of year	25,066,642	$15,614,350	—	—

132	ANNUAL REPORT	OCTOBER 31, 2013

Notes to Financial Statements (continued)

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
BME
Outstanding options at beginning of year	594,345	$2,542,259	224,570	$490,378
Options written	4,126,067	16,079,205	75,219	442,028
Options expired	(862,413)	(3,190,381)	(113,663)	(106,558)
Options closed	(2,102,233)	(8,442,920)	(37,723)	(266,021)
Options exercised	(1,156,512)	(3,840,918)	(111,603)	(454,211)

Outstanding options at end of year	599,254	$3,147,245	36,800	$105,616

BGY
Outstanding options at beginning of year	37,264,801	$14,333,012	—	—
Options written	274,113,319	95,501,544	—	—
Options expired	(64,349,782)	(27,088,222)	—	—
Options closed	(103,470,183)	(37,506,897)	—	—
Options exercised	(85,714,693)	(31,613,138)	—	—

Outstanding options at end of year	57,843,462	$13,626,299	—	—

BCF
Outstanding options at beginning of year	8,495,599	$7,376,099	—	—
Options written	61,171,408	39,117,280	54,000	$11,880
Options expired	(37,973,140)	(19,050,031)	(27,000)	(5,400)
Options closed	(9,733,458)	(11,738,866)	—	—
Options exercised	(12,632,449)	(10,845,136)	(27,000)	(6,480)

Outstanding options at end of year	9,327,960	$4,859,346	—	—

BCX
Outstanding options at beginning of year	6,266,417	$6,814,345	—	—
Options written	51,407,706	37,989,519	—	—
Options expired	(29,281,817)	(17,508,598)	—	—
Options closed	(17,084,714)	(12,497,302)	—	—
Options exercised	(6,241,793)	(10,547,741)	—	—

Outstanding options at end of year	5,065,799	$4,250,223	—	—

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
BUI
Outstanding options at beginning of year	7,021,200	$2,530,418	—	—
Options written	42,382,481	15,153,082	—	—
Options expired	(16,385,896)	(5,586,533)	—	—
Options closed	(12,598,950)	(5,207,756)	—	—
Options exercised	(16,619,798)	(4,744,636)	—	—

Outstanding options at end of year	3,799,037	$2,144,575	—	—

As of October 31, 2013, the value of portfolio securities subject to covered call options written was as follows:

Value
BQY	$32,507,498
BQR	$44,127,527
BGR	$307,330,930
CII	$330,034,952
BDJ	$753,355,046
BOE	$551,738,609
BME	$97,283,500
BGY	$456,907,370
BCF	$188,610,601
BCX	$198,865,703
BUI	$114,791,120

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of October 31, 2013 attributable to foreign currency transactions, the sale of stock of passive foreign investment companies, net operating losses, income recognized from investments in partnerships, distributions paid in excess of taxable income and the accounting for real estate investment trusts were reclassified to the following accounts:

	BQY	BQR	BGR	CII	BDJ	BOE
Paid-in capital	—	—	—	—	$(35,787,362)	$(63,152,174)
Undistributed (distributions in excess of) net investment income	$(10,131)	$(116,159)	$(11,685,748)	$209,076	$35,360,583	$64,530,228
Accumulated net realized gain (loss)	$10,131	$116,159	$11,685,748	$(209,076)	$426,779	$(1,378,054)

	BME	BGY	BCF	BCX	BUI
Paid-in capital	—	—	$(3,464)	$(32,179)	$(2,653)
Undistributed (distributions in excess of) net investment income	$4,249	$2,784,631	$52,477	$(7,523,748)	$(464,651)
Accumulated net realized gain (loss)	$(4,249)	$(2,784,631)	$(49,013)	$7,555,927	$467,304

ANNUAL REPORT	OCTOBER 31, 2013	133

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended October 31, 2013 and October 31, 2012 was as follows:

	BQY	BQR	BGR	CII	BDJ	BOE
Ordinary income
10/31/13	$4,042,418	$1,031,216	$13,788,843	$13,908,365	$68,370,120	$74,620,843
10/31/12	$5,480,188	$875,247	$43,768,559	$29,218,120	$60,552,719	$14,977,529
Long-term capital gains
10/31/13	1,628,628	—	34,432,429	—	32,140,223	—
10/31/12	2,181,758	—	—	—	—	—
Return of capital
10/31/13	—	7,977,500	—	39,037,315	—	11,996,866
10/31/12	—	10,214,472	8,858,114	31,669,412	43,164,839	121,035,759

Total
10/31/13	$5,671,046	$9,008,716	$48,221,272	$52,945,680	$100,510,343	$86,617,709

10/31/12	$7,661,946	$11,089,719	$52,626,673	$60,887,532	$103,717,558	$136,013,288

	BME	BGY	BCF	BCX	BUI
Ordinary income
10/31/13	$6,308,117	$18,226,947	$6,692,838	$6,452,839	$14,081,651
10/31/12	$9,937,822	$19,807,805	$37,899,168	$12,305,235	$15,179,030
Long-term capital gains
10/31/13	12,125,678	—	—	—	1,801,216
10/31/12	9,187,883	—	576,995	—	—
Return of capital
10/31/13	—	55,619,854	43,962,688	47,574,521	8,632,231
10/31/12	—	84,445,531	20,806,811	52,900,199	3,207,293

Total
10/31/13	$18,433,795	$73,846,801	$50,655,526	$54,027,360	$24,515,098

10/31/12	$19,125,705	$104,253,336	$59,282,974	$65,205,434	$18,386,323

As of October 31, 2013, the tax components of accumulated earnings (losses) were as follows:

	BQY	BQR	BGR	CII	BDJ	BOE
Undistributed ordinary income	$423,978	—	$24,398,316	—	—	—
Undistributed long-term capital gains	133,063	—	60,925,580	—	—	—
Capital loss carryforwards	—	$(36,460,138)	—	$(87,874,196)	$(116,008,291)	$(110,327,643)
Net unrealized gains (losses)[1]	3,474,465	(20,866,998)	139,566,124	40,912,153	112,402,865	115,092,435

Total	$4,031,506	$(57,327,136)	$224,890,020	$(46,962,043)	$(3,605,426)	$4,764,792

	BME	BGY	BCF	BCX	BUI
Undistributed ordinary income	$11,148,676	—	—	—	—
Undistributed long-term capital gains	6,960,441	—	—	—	—
Capital loss carryforwards	—	$(543,211,607)	$(19,517,626)	$(105,772,029)	—
Net unrealized gains (losses)[1]	71,252,621	117,945,748	(15,903,038)	(25,426,350)	$40,946,804
Qualified late-year losses[2]	—	—	—	(3,951,065)	—

Total	$89,361,738	$(425,265,859)	$(35,420,664)	$(135,149,444)	$40,946,804

[1]

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the deferral of compensation to Trustees, the treatment of certain security lending transactions and the accounting for real estate investment trusts.

[2]	The Trust has elected to defer certain qualified late-year losses and recognize such losses in the year ending October 31, 2014.

134	ANNUAL REPORT	OCTOBER 31, 2013

Notes to Financial Statements (continued)

As of October 31, 2013, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires October 31,	BQR	CII	BDJ	BOE	BGY	BCF	BCX
2016	—	$2,664,939	$29,846,203	$72,179,602	—	—	—
2017	$21,140,114	70,040,876	77,635,340	38,148,041	$467,149,104	—	—
2018	9,080,494	2,615,197	8,526,748	—	55,605,462	—	—
2019	1,795,201	—	—	—	—	—	—
No expiration date[3]	4,444,329	12,553,184	—	—	20,457,041	$19,517,626	$105,772,029

Total	$36,460,138	$87,874,196	$116,008,291	$110,327,643	$543,211,607	$19,517,626	$105,772,029

[3]	Must be utilized prior to losses subject to expiration.

During the year ended October 31, 2013, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

BDJ	$80,853,622
BOE	$83,921,548
BGY	$46,429,817

As of October 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BQY	BQR	BGR	CII	BDJ	BOE
Tax cost	$82,799,083	$134,344,355	$766,465,458	$640,960,683	$1,524,858,600	$1,069,010,853

Gross unrealized appreciation	$4,500,867	$17,569,551	$142,952,755	$52,418,780	$129,240,815	$136,215,665
Gross unrealized depreciation	(504,843)	(36,104,415)	(5,265,759)	(7,116,202)	(7,576,255)	(11,744,550)

Net unrealized appreciation (depreciation)	$3,996,024	$(18,534,864)	$137,686,996	$45,302,578	$121,664,560	$124,471,115

	BME	BGY	BCF	BCX	BUI
Tax cost	$199,228,693	$875,017,524	$592,724,014	$670,073,411	$313,865,159

Gross unrealized appreciation	$73,165,444	$142,394,252	$37,251,268	$2,898,554	$47,451,204
Gross unrealized depreciation	(681,881)	(9,438,149)	(43,058,870)	(27,638,621)	(1,606,390)

Net unrealized appreciation (depreciation)	$72,483,563	$132,956,103	$(5,807,602)	$(24,740,067)	$45,844,814

8. Concentration, Market and Credit Risk:

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

As of October 31, 2013, the Trusts listed below invested a significant portion of their assets in securities in the following sectors:

Utilities	BQR, BUI
Energy	BGR, BCF, BCX, BUI
Information Technology	CII
Financials	BDJ
Health Care	BME
Materials	BCF, BCX

Changes in economic conditions affecting these sectors would have a greater impact on these Trusts and could affect the value, income and/or liquidity of positions in such securities.

BOE and BGY invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a Trust concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the

ANNUAL REPORT	OCTOBER 31, 2013	135

Notes to Financial Statements (concluded)

US. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in United States securities. Please see the Schedules of Investments for concentrations in specific countries.

As of October 31, 2013, the Trusts listed below had the following industry classifications:

Industry	BOE	BGY
Internet Software & Services	8%	5%
Commercial Banks	6	11
Media	6	5
Electrical Equipment	5	1
Pharmaceuticals	4	7
Machinery	3	6
Other*	68	65

*	All other industries held were each less than 5%.

9. Capital Share Transactions:

There are an unlimited number of $0.001 par value common shares of beneficial interest authorized for each Trust, with the exception of CII. CII is authorized to issue 200 million shares of $0.10 par value shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Transactions in common shares of beneficial interest during the year ended October 31, 2013 and the year ended October 31, 2012 were as follows:

Trust	Commencement of Investment Operations	Initial Public Offering	Underwriters’ Exercising the Over-Allotment Option
BUI	November 25, 2011	15,506,964	1,400,000

Upon commencement of operations, organization costs associated with the establishment of BUI were expensed by BUI. Offering costs incurred in connection with BUI’s offering of shares have been charged against the proceeds from the initial share offering in the amount of $676,000.
Shares issued and outstanding during the year ended October 31, 2013 and the year ended October 31, 2012 increased by the following amounts as a result of dividend reinvestments:

	Year Ended October 31, 2013	Year Ended October 31, 2012
BQR	—	43,408
BME	31,115	100,332

Shares issued and outstanding remained constant for BQY, BGR, CII, BDJ, BOE, BGY, BCF and BCX for the year ended October 31, 2013 and the year ended October 31, 2012.

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Certain Trusts paid a net investment income dividend on November 29, 2013 to shareholders of record on November 15, 2013 as follows:

Common Dividend per Share
BQY	$0.23000
BOE	$0.31165
BUI	$0.36250

Additionally, certain Trusts declared a net investment income dividend and special distribution in the following amounts per share on December 9, 2013 payable to shareholders of record on December 20, 2013 as follows:

Common Dividend per Share
BQR	$0.179250
BGR[1]	$2.905000
CII	$0.300000
BDJ	$0.140000
BME[2]	$2.339975
BGY	$0.167850
BCF	$0.174800
BCX	$0.231200

[1]	Includes special distribution of which $0.454000 is ordinary income and $2.046000 is long-term capital gains.
[2]	Includes special distribution of which $1.010000 is ordinary income and $0.900000 is long-term capital gains.

136	ANNUAL REPORT	OCTOBER 31, 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Dividend Income Trust (formerly known as BlackRock S&P Quality Rankings Global Equity Managed Trust), BlackRock EcoSolutions Investment Trust, BlackRock Energy and Resources Trust, BlackRock Enhanced Equity Dividend Trust, BlackRock Global Opportunities Equity Trust, BlackRock Health Sciences Trust, BlackRock International Growth and Income Trust, BlackRock Real Asset Equity Trust, BlackRock Resources & Commodities Strategy Trust, BlackRock Utility and Infrastructure Trust, and the Board of Directors and Shareholders of BlackRock Enhanced Capital and Income Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Dividend Income Trust (formerly known as BlackRock S&P Quality Rankings Global Equity Managed Trust), BlackRock EcoSolutions Investment Trust, BlackRock Energy and Resources Trust, BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Enhanced Equity Dividend Trust, BlackRock Global Opportunities Equity Trust, BlackRock Health Sciences Trust, BlackRock International Growth and Income Trust, BlackRock Real Asset Equity Trust, and BlackRock Utility and Infrastructure Trust, as of October 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two periods presented, and the financial highlights for each of the periods presented. We have also audited the consolidated statement of assets and liabilities, including the consolidated schedule of investments of BlackRock Resources & Commodities Strategy Trust (collectively with BlackRock Dividend Income Trust (formerly known as BlackRock S&P Quality Rankings Global Equity Managed Trust), BlackRock EcoSolutions Investment Trust, BlackRock Energy and Resources Trust, BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Enhanced Equity Dividend Trust, BlackRock Global Opportunities Equity Trust, BlackRock Health Sciences Trust, BlackRock International Growth and Income Trust, BlackRock Real Asset Equity Trust, and BlackRock Utility and Infrastructure Trust, the “Trusts”), as of October 31, 2013, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Dividend Income Trust (formerly known as BlackRock S&P Quality Rankings Global Equity Managed Trust), BlackRock EcoSolutions Investment Trust, BlackRock Energy and Resources Trust, BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Enhanced Equity Dividend Trust, BlackRock Global Opportunities Equity Trust, BlackRock Health Sciences Trust, BlackRock International Growth and Income Trust, BlackRock Real Asset Equity Trust, and BlackRock Utility and Infrastructure Trust, the results of their operations and cash flows for the year then ended, the changes in their net assets and the financial highlights for each of the periods presented, and the consolidated financial position of BlackRock Resources & Commodities Strategy Trust, the consolidated results of its operations and cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and its consolidated financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

December 23, 2013

ANNUAL REPORT	OCTOBER 31, 2013	137

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the taxable period ended October 31, 2013.

	Payable Date	Long-Term Capital Gains	Non-Taxable Return of Capital	Qualified Dividend Income for Individuals[1]	Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	Short-Term Capital Gain Dividends for Non-U.S. Residents[2]	Foreign Source Income	Foreign Taxes Paid[3]
BQY	11/30/12	23.86%	—	35.15%	29.37%	—	—	—
	2/28/13 - 8/30/13	30.48%	—	41.84%	26.79%	56.07%	—	—
BQR	12/31/12	—	—	28.65%	23.48%	—	—	—
	3/28/13 - 9/30/13	—	100.00%	—	—	—	—	—
BGR	12/31/12	—	—	13.55%	9.71%	—	—	—
	3/28/13 - 9/30/13	95.21%	—	1.30%	0.85%	4.79%	—	—
CII	12/31/12	—	—	31.47%	30.75%	—	—	—
	3/28/13 - 9/30/13	—	98.31%	1.69%	1.69%	—	—	—
BDJ	12/31/12	—	—	39.55%	39.86%	—	—	—
	3/28/13 - 9/30/13	42.64%	—	43.06%	37.66%	—	—	—
BOE	11/30/12	—	—	15.47%	11.67%	—	—	—
	2/28/13 - 8/30/13	—	18.47%	18.52%	5.84%	—	10.90%	1.56%
BME	12/31/12	84.06%	—	4.54%	3.89%	15.25%	—	—
	3/28/13 - 9/30/13	45.95%	—	11.46%	8.67%	49.08%	—	—
BGY	12/31/12	—	—	7.54%	—	—	3.24%	0.10%
	3/28/13 - 9/30/13	—	100.00%	—	—	—	—	—
BCF	12/31/12	—	—	17.23%	13.15%	—	—	—
	3/28/13 - 9/30/13	—	100.00%	—	—	—	—	—
BCX	12/31/12	—	—	15.45%	6.88%	—	—	—
	3/28/13 - 9/30/13	—	100.00%	—	—	—	—	—
BUI	11/30/12	—	—	47.00%	21.47%	—	—	—
	2/28/13 - 8/30/13	9.80%	46.95%	37.17%	23.03%	29.22%	—	—

[1]	The Trusts hereby designate the percentages indicated above to the maximum amount allowable by law.
[2]	Represents the portion of the dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
[3]

The foreign taxes paid represent taxes incurred by the fund on dividends received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

138	ANNUAL REPORT	OCTOBER 31, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors or Trustees, as applicable (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Dividend Income Trust (“BQY”), BlackRock EcoSolutions Investment Trust (“BQR”), BlackRock Energy and Resources Trust (“BGR”), BlackRock Enhanced Capital and Income Fund, Inc. (“CII”), BlackRock Enhanced Equity Dividend Trust (“BDJ”), BlackRock Global Opportunities Equity Trust (“BOE”), BlackRock Health Sciences Trust (“BME”), BlackRock International Growth and Income Trust (“BGY”), BlackRock Real Asset Equity Trust (“BCF”), BlackRock Resources & Commodities Strategy Trust (“BCX”) and BlackRock Utility and Infrastructure Trust (“BUI” and together with BQY, BQR, BGR, CII, BDJ, BOE, BME, BGY, BCF and BCX, each a “Fund,” and, collectively, the “Funds”) met in person on April 18, 2013 (the “April Meeting”) and June 4-5, 2013 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each of BQY, BQR, BGR, CII, BDJ, BGY, BCF, BCX and BUI also considered the approval of one or more sub-advisory agree-ment(s) (each, a “Sub-Advisory Agreement”) among its Fund, the Manager, and its sub-advisor(s), BlackRock Financial Management, Inc. with respect to BQY, BGR, CII, BDJ and BUI, BlackRock Investment Management, LLC with respect to BQR, CII, BCF and BUI, BlackRock International Ltd. with respect to BQR, BGR, BCF and BCX, and BlackRock Capital Management, Inc. with respect to BGY, BCF and BCX (each, a “Sub-Advisor”). The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Boards requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Boards further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Funds by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

ANNUAL REPORT	OCTOBER 31, 2013	139

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper1 as well as the investment performance of each of BQY, BGR, CII, BDJ, BOE, BME, BGY and BUI as compared with its custom benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund, and the Board, including the Independent Board Members, of each of BQY, BQR, BGR, CII, BDJ, BGY, BCF, BCX and BUI, unanimously approved the continuation of the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable) and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

140	ANNUAL REPORT	OCTOBER 31, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock

Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Funds. In preparation for the April Meeting, the Boards worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in its applicable Lipper category, and with respect to BQY, BGR, CII, BDJ, BOE, BME, BGY and BUI, the investment performance of the Fund as compared with its custom benchmark. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

The Board of BUI noted that BUI’s performance exceeded its customized benchmark during the one-year period reported. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BUI.

The Board of each of BQY, BGR, CII, BDJ, BOE, BME and BGY noted that its respective Fund underperformed its customized benchmark during the one-year period reported. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for each of BQY, BGR, CII, BDJ, BOE, BME and BGY. The Board of each of BQY, BGR, CII, BDJ, BOE, BME and BGY and BlackRock reviewed and discussed the reasons for its respective Fund’s underperformance during the one-year period compared to the Fund’s customized benchmark.

The Board of BQY was informed that, among other things, an underweight to financials and stock selection within the sector was the largest detractor from relative returns during the period. Also, negative stock selection in healthcare and consumer discretionary and BQY’s cash position proved detrimental relative to the customized benchmark returns during the period.

The Board of BGR was informed that, among other things, relative underperformance to the customized benchmark occurred in the first half of 2012, at a time in which the energy sector underperformed the market and was one of the weakest performing sectors in the broad equity market. Exposure weighting to oil, gas and especially coal producers within the strategy hindered performance relative to the customized benchmark during this time.

The Board of CII was informed that, among other things, stock selection was the driving factor behind CII’s underperformance. The largest detractor from performance was an underweight exposure to the financial sector as well as stock selection in the group. In addition, stock selection in information technology and healthcare detracted from returns.

The Board of BDJ was informed that, among other things, the largest detractor from relative performance during the past year was a combination of stock selection and an underweight to the financial sector.

The Board of each of BOE and BGY was informed that, among other things, stock selection in industrials and commodities contributed to its respective Fund’s underperformance compared to the Fund’s customized benchmark.

The Board of BME was informed that, among other things, the largest performance detractor, health care providers and services, was hampered by the team’s overweight allocation to the managed care industry, which declined due to the uncertain business impact from healthcare reform. Furthermore, stock selection in the health care services industry hurt relative performance.

The Board of BQR noted that BQR ranked in the second, fourth and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board of BQR noted BQR’s improved performance, relative to its peers, during the one-year period. The Board of BQR and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three- and five-year periods compared to its Lipper Performance Universe. BQR’s Board was informed that, among other things, over the past three- and five-years on an absolute basis, the new-energy sector was the largest detractor from performance. The new-energy sector underperformed broader markets over this period (as well as the water sector and the agriculture sector). The majority of the underperformance in the new-energy sector was due to exposure to the renewable energy sector.

The Board of BCF noted that BCF ranked in the third, fourth and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board of BCF and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods compared to its Lipper Performance Universe. BCF’s Board was informed that, among other things, the energy and materials sectors had underperformed most other broad

ANNUAL REPORT	OCTOBER 31, 2013	141

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

market sectors, causing BCF to underperform its sector equity peer universe. The energy segment was flat on the year in terms of absolute performance, but detracted from performance relative to the peer universe as energy was one of the weakest performing sectors in the broad market. Performance among energy subgroups was mixed. Exposure to coal names and oil service names also hindered performance. Over the longer-term three- and five-year periods, the sector allocations to energy and materials were the primary cause for underperformance versus the Lipper Performance Universe.

The Board of BCX noted that BCX ranked in the fourth and third quartiles against its Lipper Performance Universe for the one-year and since-inception periods reported, respectively. The Board of BCX and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods compared to its Lipper Performance Universe. BCX’s Board was informed that, among other things, the energy and materials sectors had underperformed most other broad market sectors, causing BCX to underperform its sector equity Lipper Performance Universe, which includes many funds exposed to stronger-performing sectors. The underperformance of commodity-related sectors has been the key factor in BCX’s underperformance of its peer group since inception. The metals sector had the strongest negative impact on the one-year return. This was largely due to exposure to gold and silver miners, which suffered through much of the year and particularly in the fourth quarter. The energy sleeve was flat on the year in absolute terms, but hindered performance relative to peers as energy was weaker than both the broad market and most other sectors in 2012.

The Board of each of BQY, BQR, BGR, CII, BDJ, BOE, BME, BGY, BCF and BCX and BlackRock also discussed BlackRock’s strategy for improving its respective Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist its respective Fund’s portfolio managers and to improve its respective Fund’s performance.

BlackRock and the Board of each of BGR, CII, BOE, BGY, BCF and BCX previously had concurred, given each Fund’s poor historical performance, in making certain changes within the Fund’s portfolio management team. Both BlackRock and the Board of each of BGR, CII, BOE, BGY, BCF and BCX are hopeful that the change in portfolio management will result in improved performance going forward, although there can be no assurance that will be the case. The Board of each of BGR, CII, BOE, BGY, BCF and BCX will continue to monitor its respective Fund’s performance.

The Board of BQY also noted that BQY will undergo a change in its investment strategy, and in connection with that, changed its name from BlackRock S&P Quality Rankings Global Equity Managed Trust to BlackRock Dividend Income Trust, effective as of August 13, 2013.

The Boards noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds

Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2012 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

142	ANNUAL REPORT	OCTOBER 31, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Board of each of BQY, CII, BDJ, BME and BUI noted that its respective Fund’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers.

The Board of each of BGR, BCF, BOE and BCX noted that its respective Fund’s contractual management fee rate ranked in the second quartile relative to the Fund’s Expense Peers.

The Board of each of BQR and BGY noted that its respective Fund’s contractual management fee rate ranked in the second quartile relative to the Fund’s Expense Peers. After discussions between the Board of each of BQR and BGY, including the Independent Board Members, and BlackRock, the Board of BQR and the Board of BGY and BlackRock agreed to a voluntary advisory fee reduction for each Fund, which results in savings to shareholders, effective June 6, 2013.

D. Economies of Scale

Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members

The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that they had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2014, and the Board, including the Independent Board Members, of each of BQY, BQR, BGR, CII, BDJ, BGY, BCF, BCX and BUI, unanimously approved the continuation of the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund, each for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several

ANNUAL REPORT	OCTOBER 31, 2013	143

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board

Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled, to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determines to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ account, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on a Trust’s primary exchange (“open market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to the Reinvestment Plan Agent: Computershare Trust Company, N.A. through the internet at www.computershare.com/blackrock.com, or in writing to Computershare, P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton MA 02021.

144	ANNUAL REPORT	OCTOBER 31, 2013

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Trustee	Since 2003	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	28 RICs consisting of 84 Portfolios	None
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	28 RICs consisting of 84 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Trustee and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd. from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010. Trustee, Domestic Church Media Foundation since 2012.	28 RICs consisting of 84 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	Since 2003	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	28 RICs consisting of 84 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2005	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	28 RICs consisting of 84 Portfolios	The McClatchy Company (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	28 RICs consisting of 84Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	28 RICs consisting of 84 Portfolios	BlackRock Kelso Capital Corp. (business development company)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2004	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	28 RICs consisting of 84 Portfolios	ADP (data and information services), KKR Financial Corporation (finance), Metropolitan Life Insurance Company (insurance)

ANNUAL REPORT	OCTOBER 31, 2013	145

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008. Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	28 RICs consisting of 84 Portfolios	None

[1]     Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. In 2011, 2012 and 2013, the Board of Trustees unanimously approved further extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believes would be in the best interest of shareholders. Mr. Flynn can serve until December of the year in which he turns 75. Mr. Flynn turns 75 in 2014.

[2]    Date shown is the earliest date a person has served for the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	147 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	147 RICs consisting of 278 Portfolios	None

[3]    Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Trustees of the BlackRock Closed-End Complex serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding good cause thereof.

146	ANNUAL REPORT	OCTOBER 31, 2013

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee	Principal Occupation(s) During Past Five Years
Officers[1]
John Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010; Associate of BlackRock from 2006 to 2007.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.
[1] Officers of the Trusts serve at the pleasure of the Board.

ANNUAL REPORT	OCTOBER 31, 2013	147

Officers and Trustees (concluded)

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock Financial Management, Inc.1

New York, NY 10022

BlackRock Capital Management, Inc.2

Wilmington, DE 19809

BlackRock Investment Management, LLC3

Princeton, NJ 08540

BlackRock International Ltd.4

Edinburgh, EH3 8JB

United Kingdom

Accounting Agent

The Bank of New York Mellon

Brooklyn, NY 11217

[1]	For BQY, BGR, CII, BDJ and BUI.

[2]	For BGY, BCF and BCX.

[3]	For BQR, CII, BCF and BUI.

[4]	For BQR, BGR, BCF and BCX.

[5]	For all Trusts except CII.

[6]	For CII.

Custodians

The Bank of New York Mellon

New York, NY 102865

Brown Brothers, Harriman & Co.

Boston, MA 021096

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

New York, NY 10036

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

148	ANNUAL REPORT	OCTOBER 31, 2013

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2013, for shareholders of record on June 3, 2013, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Class III Trustees as follows, except for CII:

	Richard E. Cavanagh			Kathleen F. Feldstein			Henry Gabbay			Jerrold B. Harris
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BQY	4,419,899	63,434	0	4,416,512	66,821	0	4,420,811	62,522	0	4,415,678	67,655	0
BQR	8,645,501	251,776	0	8,633,212	264,065	0	8,641,800	255,477	0	8,628,966	268,311	0
BGR	23,527,994	761,485	0	23,495,945	793,534	0	23,531,780	757,699	0	23,520,283	769,196	0
BDJ	154,309,754	3,407,204	0	153,957,579	3,759,379	0	154,282,092	3,434,866	0	154,043,875	3,673,083	0
BOE	56,652,939	1,790,559	0	56,584,254	1,859,244	0	56,687,771	1,755,727	0	56,626,134	1,817,364	0
BME	6,572,170	91,415	0	6,569,612	93,973	0	6,568,539	95,046	0	6,569,090	94,495	0
BGY	90,511,155	3,960,380	0	90,270,437	4,201,098	0	90,483,598	3,987,937	0	90,404,219	4,067,316	0
BCF	46,375,325	1,421,414	0	46,356,309	1,440,430	0	46,438,721	1,358,018	0	46,343,074	1,453,665	0
BCX	41,963,114	773,510	0	41,907,237	829,387	0	42,005,677	730,947	0	41,984,113	752,511	0
BUI	14,952,530	301,061	0	14,970,157	283,434	0	14,949,801	303,790	0	14,947,907	305,684	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Paul L. Audet, Michael J. Castellano, Frank J. Fabozzi, James T. Flynn, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards.

Approved the Directors as follows for CII only:

	Votes For	Votes Withheld	Abstain
Paul L. Audet	37,404,929	2,096,245	0
Michael J. Castellano	37,249,769	2,251,405	0
Richard E. Cavanagh	37,360,584	2,140,590	0
Frank J. Fabozzi	37,604,519	1,896,655	0
Kathleen F. Feldstein	37,138,934	2,362,240	0
James T. Flynn	37,267,120	2,234,054	0
Henry Gabbay	37,641,045	1,860,129	0
Jerrold B. Harris	37,245,309	2,255,865	0
R. Glenn Hubbard	37,600,733	1,900,441	0
W. Carl Kester	37,655,093	1,846,081	0
Karen P. Robards	37,376,089	2,125,085	0

Trust Certification

All Trusts, other than BQY which is listed on NYSE MKT, are listed for trading on the NYSE. All Trusts have filed with the relevant exchange their annual chief executive officer certification regarding compliance with such exchange’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

ANNUAL REPORT	OCTOBER 31, 2013	149

Additional Information (continued)

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

On June 4, 2013, the Board of BQY approved changes to certain non-fundamental investment policies of the Trust.

The Board of BQY approved changes to the Trust’s investment policy of investing, under normal market conditions, at least 80% of its assets in equity securities that are included in the Standard & Poor’s Earnings and Dividend Quality Ranking System (“S&P U.S. Quality Rankings”) or the Standard and Poor’s International Quality Rankings System (“S&P International Quality Rankings”) (together, “S&P Quality Rankings”) that are rated at least B+ by Standard & Poor’s®, a division of The McGraw-Hill Companies, Inc. at time of investment. This investment policy has been revised to allow BQY to invest, under normal market conditions, at least 80% of its total assets in dividend paying equity securities. Under BQY’s new investment policy, the Trust is particularly dependent on the analytical abilities of BlackRock.

In addition, the Board of BQY also approved the removal of the Trust’s investment policy of investing, under normal market conditions, at least 40% of its assets in equity securities of non-U.S. issuers. This investment policy has been removed to permit BQY to invest more broadly across both U.S. and non-U.S. issuers.

The Board of BQY has approved the foregoing changes to the investment policies as a consequence of the fundamental analysis-based investment process utilized by BQY’s portfolio managers, under which the application of either (i) the S&P Quality Rankings as an investable universe or (ii) a policy requiring a significant portion of total assets to be invested in non-U.S. equity securities is unduly restrictive in the current market environment. While the proposed changes will no longer reflect the use of a third party “quality-based” rankings system, the BQY’s portfolio management team emphasizes an evaluation of both franchise and management quality as inputs to their fundamental analysis-based investment process. The approved changes will not alter BQY’s investment objective.

BQY was required to provide shareholders 60 days’ notice of the change to the investment policies described above. Accordingly, a notice describing the changes discussed above were mailed to shareholders of record as of June 7, 2013. No action was required by shareholders of BQY in connection with this change. Upon the completion of the 60-day notice period, the changes to BQY’s investment policies became effective and BQY’s name was changed on August 13, 2013 to reflect such changes in the investment policies. BQY continues to trade on the NYSE MKT under its current ticker symbol.

During the period, other than the changes noted above, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov. and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

150	ANNUAL REPORT	OCTOBER 31, 2013

Additional Information (concluded)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling
(800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts’ voted proxies relating to securities held in the Trusts’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the dividends paid by the Trusts for any particular quarter may be more or less than the amount of net investment income earned by the Trusts during such quarter. The portion of dividend distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital.

Dividend distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a non-taxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	OCTOBER 31, 2013	151

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

CEF-BK11- 10/13-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Dividend Income Trust	$38,913	$36,900	$0	$0	$6,100	$6,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Dividend Income Trust	$6,100	$6,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a) The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano Frank J. Fabozzi James T. Flynn W. Carl Kester Karen P. Robards

(b) Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of October 31, 2013.

(a)(1) The registrant is managed by a team of investment professionals comprised of Kathleen Anderson, Managing Director at BlackRock, Robert Shearer, Managing Director at BlackRock, Kyle G. McClements, CFA, Managing Director at BlackRock and Christopher Accettella, Director at BlackRock. Ms. Anderson and Messrs. Shearer, McClements and Accettella are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Ms. Anderson and Messrs. Shearer and McClements have been members of the Fund’s portfolio management team since 2010. Mr. Accettella has been a member of the Fund’s portfolio management team since 2012.

Portfolio Manager	Biography
Kathleen Anderson	Managing Director of BlackRock since 2007; Director of BlackRock from 2006 to 2007; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2000 to 2006.
Robert Shearer	Managing Director of BlackRock since 2006; MLIM from 2000 to 2006.
Kyle McClements, CFA	Managing Director of BlackRock since 2009; Director of BlackRock from 2006 to 2008; Vice President of BlackRock in 2005; Vice President of State Street Research & Management from 2004 to 2005.
Christopher Accettella	Director of BlackRock since 2008; Vice President of BlackRock, Inc. from 2005 to 2008.

(a)(2) As of October 31, 2013:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kathleen Anderson	11	6	6	0	0	1
	$35.01 Billion	$2.49 Billion	$572.6 Million	$0	$0	$4.24 Million
Kyle McClements, CFA	10	3	0	0	0	0
	$7.27 Billion	$1.22 Billion	$0	$0	$0	$0
Robert M. Shearer	13	6	6	0	0	1
	$36.13 Billion	$2.49 Billion	$572.6 Million	$0	$0	$4.24 Million
Christopher Accettella	10	3	0	0	0	0
	$7.27 Billion	$1.22 Billion	$0	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of October 31, 2013:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation.

Generally, portfolio managers receive base compensation based on their position with BlackRock, Inc.

Discretionary Incentive Compensation.

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Kathleen Anderson Robert M. Shearer	Lipper Equity Income and Lipper Global Natural Resources classification
Kyle McClements, CFA Christopher Accettella	No Benchmarks

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Ms. Anderson and Mr. Shearer have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($255,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of October 31, 2013.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Kathleen Anderson	None
Robert Shearer	None
Kyle McClements, CFA	$1 - $10,000
Christopher Accettella	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

12(c) – Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 2009[1]

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Dividend Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Dividend Income Trust

Date: January 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Dividend Income Trust

Date: January 2, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Dividend Income Trust

Date: January 2, 2014